UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  (811-22708)

Brown Advisory Funds
 (Exact name of Registrant as specified in charter)

901 South Bond Street Suite 400
Baltimore, MD 21231
 (Address of principal executive offices) (Zip code)

David M. Churchill
Principal Executive Officer
Brown Advisory Funds
901 South Bond Street Suite 400
Baltimore, MD 21231
  (Name and address of agent for service)

(410) 537-5400
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2017

Item 1. Reports to Stockholders.

ANNUAL REPORT

June 30, 2017

Brown Advisory Growth Equity Fund

Brown Advisory Flexible Equity Fund

Brown Advisory Equity Income Fund

Brown Advisory Sustainable Growth Fund

Brown Advisory Small-Cap Growth Fund

Brown Advisory Small-Cap Fundamental Value Fund

Brown Advisory Global Leaders Fund

Brown Advisory Intermediate Income Fund

Brown Advisory Total Return Fund

Brown Advisory Strategic Bond Fund

Brown Advisory Maryland Bond Fund

Brown Advisory Tax Exempt Bond Fund

Brown Advisory Mortgage Securities Fund

Brown Advisory – WMC Strategic European Equity Fund

Brown Advisory – WMC Japan Alpha Opportunities Fund

Brown Advisory – Somerset Emerging Markets Fund

Brown Advisory – Macquarie Asia New Stars Fund

TABLE OF CONTENTS

Brown Advisory Growth Equity Fund	1
Brown Advisory Flexible Equity Fund	5
Brown Advisory Equity Income Fund	9
Brown Advisory Sustainable Growth Fund	13
Brown Advisory Small-Cap Growth Fund	17
Brown Advisory Small-Cap Fundamental Value Fund	22
Brown Advisory Global Leaders Fund	26
Brown Advisory Intermediate Income Fund	30
Brown Advisory Total Return Fund	34
Brown Advisory Strategic Bond Fund	41
Brown Advisory Maryland Bond Fund	51
Brown Advisory Tax Exempt Bond Fund	56
Brown Advisory Mortgage Securities Fund	61
Brown Advisory – WMC Strategic European Equity Fund	76
Brown Advisory – WMC Japan Alpha Opportunities Fund	80
Brown Advisory – Somerset Emerging Markets Fund	86
Brown Advisory – Macquarie Asia New Stars Fund	90
Statements of Assets and Liabilities	94
Statements of Operations	99
Statements of Changes in Net Assets	104
Financial Highlights	113
Notes to Financial Statements	120
Report of Independent Registered Public Accounting Firm	135
Additional Information	136

The views in the report contained herein were those of the Funds’ investment adviser, Brown Advisory LLC, or, for the sub-advised funds, of the respective sub-adviser, as of June 30, 2017 and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of June 30, 2017. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in each Fund, they do not constitute investment advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security. Performance figures include the reinvestment of dividend and capital gain distributions.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator, U.S. Bancorp Fund Services, LLC.

TOPIX Index Values and TOPIX Marks are subject to the proprietary rights owned by the Tokyo Stock Exchange, Inc.

GLOSSARY OF TERMS

Alpha refers to the abnormal rate of return on a security or portfolio in excess of what would be predicted by an equilibrium model like the capital asset pricing model (CAPM).

Bloomberg Barclays 1-10 Year Blended Municipal Bond Index is a market index of high quality, domestic fixed income securities with maturities of less than 10 years.

Bloomberg Barclays Intermediate US Aggregate Bond Index represents domestic taxable investment-grade bonds with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Bloomberg Barclays US Aggregate Bond Index.

Bloomberg Barclays Mortgage Backed Securities Index is a market value-weighted index which covers the mortgage-backed securities component of the Bloomberg Barclays US Aggregate Bond Index. The index is composed of agency mortgage-backed passthrough securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.  The index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.

Bloomberg Barclays US Corporate High Yield Index measures the US Dollar denominated, high-yield, fixed-rate corporate bond market.

Basis point(s) (bps) is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. 1% is equal to 100 basis points.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Book value is the net asset value of a company, calculated by total assets minus intangible assets (patents, goodwill) and liabilities.

CAPEX, or capital expenditures, are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment. It is often used to undertake new projects or investments by the firm. This type of outlay is also made by companies to maintain or increase the scope of their operations.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Correlation is a statistical measurement of how two securities move in relation to each other.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock.

Downside Capture is a statistical measure of a fund’s performance in down markets. For example, a fund with downside capture of 90% would only have declined 90% as much as the related index during the same down market period.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year. The term can apply to actual data from previous periods or estimated data for future periods.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Earnings Yield is the earnings per share for the most recent 12-month period divided by the current market price per share. The earnings yield shows the percentage of each dollar invested in the stock that was earned by the company.

EBITDA is the Earnings Before Interest, Taxes, Depreciation and Amortization. An approximate measure of a company’s operating cash flow based on data from the company’s income statement.

Enterprise Value (EV) is a measure of a company’s value, often used as an alternative to straightforward market capitalization. Enterprise Value is calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Forward price to earnings ratio uses forecasted earnings, rather than current earnings, to calculate the price to earnings ratio.

Free Cash Flow is the operating cash flows (net income plus amortization and depreciation) minus capital expenditures and dividends. Free cash flow is the amount of cash that a company has left over after it has paid all of its expenses, including investments.

Gross Domestic Product (GDP) is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

MSCI AC Asia ex Japan SMID Cap Index captures mid and small-cap representation across 2 of 3 Developed Markets (DM) countries (excluding Japan) and 8 Emerging Markets (EM) countries in Asia. With 2,001 constituents, the index covers approximately 28% of the free ﬂoat-adjusted market capitalization in each country.  DM countries in the index include: Hong Kong and Singapore. EM countries include: China, India, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand.

GLOSSARY OF TERMS

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure small cap equity market performance in the global emerging markets.

MSCI Europe Index is an index that captures large and mid cap representation across 15 developed market countries in Europe.

Price to Book Value Ratio (P/B) is ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Return of Capital (ROC) is a return from an investment that is not considered income. The return of capital is when some or all of the money an investor has in an investment is paid back to him or her, thus decreasing the value of the investment.

Return on Capital Employed (ROCE) is a financial ratio that measures a company’s profitability and the efficiency with which its capital is employed. Return on Capital Employed (ROCE) is calculated as:  ROCE = Earnings Before Interest and Tax (EBIT) / Capital Employed.

Return on Equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Return on Invested Capital (ROIC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. ROIC is typically calculated by taking a company’s net income, subtracting dividends the company paid out and dividing that amount by the company’s total capital.

Russell Global Large Cap Index measures the performance of the largest securities in the Russell Global Index, based on market capitalization.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price to book value ratios and lower expected growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price to book value ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Index (“S&P 500”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

Tier 1 Capital Ratio is a comparison between a banking firm’s core equity capital and total risk-weighted assets. A firm’s core equity capital is known as its Tier 1 capital and is the measure of a bank’s financial strength based on the sum of its equity capital and disclosed reserves, and sometimes non-redeemable, non-cumulative preferred stock. A firm’s risk-weighted assets include all assets that the firm holds that are systematically weighted for credit risk. Central banks typically develop the weighting scale for different asset classes, such as cash and coins, which have zero risk, versus a letter or credit, which carries more risk.

TOPIX Total Return U.S. Dollar Hedged Index is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange, hedged to eliminate the impact of the change in value between the US Dollar and Japanese Yen. The unhedged version of this index, known as the TOPIX Total Return Index, does not eliminate the change in value between the US Dollar and Japanese Yen.

Turnover refers to a fund buying or selling securities. (The fund “turns over” its portfolio.) A fund pays transaction costs, such as commissions, when it buys and sells securities. Additionally, a higher turnover rate may result in higher taxes when the fund shares are held in a taxable account.

Yield Curve is a line that plots the yields of securities having equal credit quality but different maturity dates.

Yield Spread is the difference between yields on differing securities, calculated by deducting the yield of one security from another.

The broad based market indexes referenced in the following management commentaries are considered representative of their indicated market, the indexes are unmanaged and do not reflect the deduction of fees, such as, investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
June 30, 2017

Dear Shareholder:

During the year ended June 30, 2017, the Brown Advisory Growth Equity Fund Investor Shares (the “Fund”) increased 13.77% in value. During the same period, the Russell 1000® Growth Index, the Fund’s benchmark, increased 20.42%.

While we feel the year was strong from an absolute return perspective, it has been one of the more challenging periods for the Fund relative to its benchmark.  The Fund, which we believe is well-positioned for long-term growth, struggled with the market dislocation caused first by the Brexit vote and then the surprise results of the U.S. presidential election. As investors favored yield and value over growth the consequent sector rotation contributed to considerable volatility in both absolute and relative returns for the portfolio throughout the second half of 2016.  Many of these headwinds have shifted, however, and to some extent, relative performance has started to improve over the last six months.

The consumer discretionary sector has been the biggest drag on performance over this time period. Weakness in TripAdvisor, the online travel company, was the primary detractor. The company has faced near-term growth headwinds from the slower-than-expected transition to its Instant Booking (“IB”) platform. The IB platform, launched in the fourth quarter of 2015, represents the company’s evolution into an end-to-end platform for users to begin their travel research, book their trip, use features at the destination and submit feedback when they return. We believe that with this platform, TripAdvisor stands to capture substantially more of the economics in the online travel value chain and will close the monetization gap compared with its peers. In doing so, we believe that the company has the potential to more than double revenue over the medium term as the IB platform offering achieves greater adoption from online consumers. In short, the market has become too pessimistic and focused on the company’s near-term results in our view. Athletic apparel company Under Armour has also been disappointing, and when the company unexpectedly announced that the new CFO would be leaving, we eliminated our position in the company. Despite the lag from TripAdvisor and Under Armour, we benefitted from owning Amazon who continues to be a top performer in the portfolio. The company has had a profound effect on the consumer landscape over the last several years and the recent acquisition of Whole Foods puts it in position to disrupt the nearly one trillion dollar U.S. grocery market.

Technology has been one of the best performing sectors during the year. For the most part, the portfolio’s technology holdings have performed quite well, but did not keep up with the torrid pace of the benchmark sector average in total. All but one of our technology positions delivered a positive return for the period; Akamai was down on continued weakness from its media delivery segment. This segment is a smaller percentage of revenue then it was a few years ago as the company’s other segments have grown and are doing well. Some of the large customers have started to create their own content delivery networks and the overall lack of visibility, for what is still a very important part of the business, caused us to sell our position in Akamai.

Health care has been dominated by the much-publicized legislative reform efforts. This has injected a new level of volatility into stock prices in the sector. As we have done in the past we have attempted to use this volatility to our advantage and have added four new business models to the portfolio. DexCom and Edwards Lifesciences are companies that have delivered what we believe are leading-edge technologies that have been revolutionizing their respective specialties. DexCom has had a market-leading glucose monitoring device for treating diabetes, and Edwards has offered a minimally invasive heart valve replacement procedure. We sold several health care holdings, such as kidney dialysis operator DaVita. We believed DaVita’s business model had matured and expectations for growth diminished. We also eliminated Express Scripts, another longtime holding, as we saw their business becoming more challenging both from a competitive and regulatory standpoint.

In light of our performance compared to the benchmark, the last year has been challenging. When we take a big-picture view and assess the plight of the classic growth stock, we conclude that many of these stocks have been out of favor in this market – much as they were during the late 1990s. The portfolio recovered quickly in the subsequent quarters and during the years following the burst of the tech bubble. We maintained our investment discipline through those markets and continue to do so today which gives us confidence that the strategy has the same potential to outperform today as it did back then.

Sincerely,

Kenneth M. Stuzin, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
June 30, 2017

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Growth Equity Fund
Performance Information & Portfolio Holdings Summary
June 30, 2017

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	35.9%
Consumer Discretionary	18.4%
Health Care	17.9%
Industrials	11.2%
Consumer Staples	6.0%
Money Market Funds	3.8%
Materials	3.6%
Real Estate Investment Trusts	3.2%
Other Assets and Liabilities	0.0%
100.0%

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against broad-based securities market indices. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book and higher forecasted growth values. The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The indexes are unmanaged and do not reflect the deduction of fees, such as investment management fees. Investors cannot invest directly in an index.

Average Annual Total Return as of 6/30/17	One Year	Five Year	Ten Year
Institutional Shares[1]	13.91%	11.89%	8.47%
Investor Shares	13.77%	11.73%	8.31%
Advisor Shares	13.53%	11.47%	7.96%
Russell 1000® Growth Index	20.42%	15.30%	8.91%
S&P 500 Index	17.90%	14.63%	7.18%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[2]	0.72%	0.87%	1.12%
Net Expense Ratio[2]	0.72%	0.87%	1.12%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced. Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2016. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory Growth Equity Fund
Schedule of Investments
June 30, 2017

Shares	Security Description	Value $
Common Stocks — 93.0%

Consumer Discretionary — 18.4%
187,252	Alibaba Group Holding, Ltd. ADR*	26,383,807
76,798	Amazon.com, Inc.*	74,340,464
293,173	FleetCor Technologies, Inc.*	42,278,478
1,443,541	Genpact, Ltd.	40,173,746
14,501	Priceline Group, Inc.*	27,124,411
688,083	Starbucks Corp.	40,122,120
559,676	TJX Companies, Inc.	40,391,817
882,216	TripAdvisor, Inc.*	33,700,651
		324,515,494
Consumer Staples — 6.0%
317,088	Costco Wholesale Corp.	50,711,884
571,463	Estee Lauder Companies, Inc.	54,849,019
		105,560,903
Health Care — 17.9%
806,760	Danaher Corp.	68,082,476
379,777	DexCom, Inc.*	27,780,688
322,590	Edwards Lifesciences Corp.*	38,143,042
68,574	Intuitive Surgical, Inc.*	64,142,062
290,127	Thermo Fisher Scientific, Inc.	50,618,458
1,071,867	Zoetis, Inc.	66,863,063
		315,629,789
Industrials — 11.2%
705,513	A.O. Smith Corp.	39,741,547
835,069	Fortive Corp.	52,901,621
271,647	Roper Technologies, Inc.	62,894,430
467,729	Wabtec Corp.	42,797,204
		198,334,802
Information Technology — 35.9%
493,150	Adobe Systems, Inc.*	69,751,136
19,522	Alphabet, Inc. — Class A*	18,149,213
66,526	Alphabet, Inc. — Class C*	60,454,172
864,936	Amphenol Corp.	63,849,575
296,669	ANSYS, Inc.*	36,098,684
523,217	Facebook, Inc.*	78,995,303
373,484	Intuit, Inc.	49,602,410
537,701	NXP Semiconductors NV*	58,851,374
1,231,028	PayPal Holdings, Inc.*	66,069,273
622,706	salesforce.com, Inc.*	53,926,340
845,807	Visa, Inc.	79,319,780
		635,067,260
Materials — 3.6%
482,212	Ecolab, Inc.	64,013,643
Total Common Stocks (Cost $1,047,362,861)		1,643,121,891

Real Estate Investment Trusts — 3.2%
419,882	SBA Communications Corp.*	56,642,082
Total Real Estate Investment Trusts (Cost $39,173,525)		56,642,082

Short-Term Investments — 3.8%

Money Market Funds — 3.8%
66,595,850	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.88%#	66,595,850
Total Short-Term Investments (Cost $66,595,850)		66,595,850
Total Investments — 100.0% (Cost $1,153,132,236)		1,766,359,823
Other Assets in Excess of Liabilities — 0.0%		93,963
NET ASSETS — 100.0%		$1,766,453,786

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
June 30, 2017

Dear Shareholder:

During the year ended June 30, 2017, the Brown Advisory Flexible Equity Fund Investor Shares (the “Fund”) increased 22.90% in value, exceeding the returns of the S&P 500 Index, the Fund’s benchmark, which rose 17.90%.

The market results were, in our view, great and they reflect what we believe to be a very favorable environment for equity returns – low interest rates, general economic expansion, post-election expectations of a pro-business administration lessening taxes and regulation, and business, investor and consumer confidence that is rising or already high. We see no immediate reason why the current environment should change; but, neither “great” nor its opposite are one-way streets in investment markets or human affairs. Whatever the current market sentiment or recent results, they should always be tempered by some expectation for change. We believe that owning stocks of quality companies purchased at sensible prices is a wise investment over time; however, owning them without the disposition and financial capacity to keep or add to them in less favorable environments can present problems if you are not prepared for market shifts when they occur.

Fund results in the last year benefited from rising interest rates and a shift in investor preferences from income-oriented investments like those found in the utilities and consumer staples sectors of the economy toward more growth-sensitive sectors like financials, information technology and industrials. We had relatively more of the latter and less of the former as we believed interest rates would eventually rise from historic lows and relative valuations were stretched in the income-driven sectors. We believe this shift has further to go, so we have not materially altered our exposures.

With a low-turnover approach, short-term actions rarely have a major impact on investment results relative to the market. Price movements tend to dominate any changes we make in the portfolio in the short term; but in the long term, aligning with what we believe to be good businesses that are priced attractively should dominate erratic short-term price movements. For taxable shareholders, low turnover has a further advantage of potentially greater tax efficiency through delayed timing of tax and reduced rates for individuals.

Charles Schwab, a financial services company, was the largest contributor to results rising on the expectation of higher interest rates, reduced regulation and lower corporate taxes which we believe are all positive for U.S. financial companies.

Additional large contributors to the Fund’s results include Priceline Group Inc., a provider of online travel and related services; Apple, Inc., a manufacturer of various personal digital, computing and communications devices; and Visa Inc. and MasterCard Inc., both global payments processors. These companies reported what we saw as good business results during the period and we continue to like their long-term prospects. Apple Inc. shares also benefitted from the news that Berkshire Hathaway (Warren Buffett’s company) had meaningfully increased its investment.

The biggest detractor to returns was Teva Pharmaceutical, a pharmaceuticals manufacturer. Several issues impacted the share price of Teva including concerns that patent protection will end earlier than anticipated for a key product. At the beginning of the year, Teva lowered its outlook for 2017 and announced the resignation of its CEO. Following a very challenging period, we expect improvement in their results based on better execution, efficiencies to be gained in its merger with Actavis, further diversification in its product line, the potential for its drugs under development, and its low valuation.

Occidental Petroleum Corp., an integrated energy company, fell with the decline in the price of oil. Pharmacy benefits manager Express Scripts, declined due to heightened scrutiny of drug pricing and the uncertainty regarding the potential future loss of a large contract.

Two retailers, both long-term holdings in the Fund, were among the biggest detractors. Lowe’s, a leading home improvement retailer, more recently has fallen short of investor’s earnings growth expectations. We consider Lowe’s a solid long-term investment, especially given the recovery in housing investment and home improvement. TJX Companies, an off-price retailer, has declined along with other retailers who have posted weaker results. Investors have continued to be concerned about the competitive threat from online retailers, but we believe that TJX has been operating with a defensible business model and a strong management team.

There was one new investment, one elimination and one name change since our December 31, 2016 semi-annual report to shareholders. The newest addition, Hanesbrands Inc., is an industry leader in mass-market undergarments and sports apparel under brand names including Hanes and Champion, among others. In our view, Hanes has a relatively stable business with recurring demand that produces good profits and cash flows. We favorably view management’s applying surplus cash to acquisitions of similar businesses that offer synergies, as well as returning capital to shareholders through dividends and share repurchase. Two years ago, investors became excited about Hanes’ acquisitions and bid the stock into the mid-$30s. Some recent disappointments and investor worries, which we believe are temporary, presented us with a bargain opportunity.

www.brownadvisoryfunds.com

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
June 30, 2017

We sold our investment in Best Buy Co., Inc. selling the last of the shares that we first purchased four years ago. At the time of purchase, Best Buy was widely viewed as a company doomed to fail given intense competition from Amazon; but, a management change at Best Buy led us to take a closer look. Bringing new ideas, cost discipline, and improving its own internet offering, Best Buy management stabilized sales, improved profit margins, returned capital to shareholders, and produced a large gain for shareholders. Despite the great improvements, Best Buy still operates in a highly competitive arena and we exited the holding based on price.

Existing holding Yahoo! completed the sale of its namesake internet business to Verizon and renamed the company as Altaba, Inc. Altaba’s assets include a meaningful cash allocation, China’s leading e-commerce company Alibaba (referred to as the “Amazon of China”) and Yahoo! Japan Corp. Altaba has registered with the SEC as a publicly traded, non-diversified, closed-end investment company. Yahoo! CEO Marissa Mayer has resigned and Yahoo! director Thomas J. McInerney leads Altaba as its CEO. Today, we are attracted to the discount at which Altaba has traded compared to the pre-tax value of its holdings due to the potential tax consequences from its likely divestment of these holdings. We expect this discount to narrow in time as Altaba management determines the best strategies to realize the value of its assets for shareholders. We plan to maintain our ownership of Altaba for its future return potential driven by a favorable long-term view of Alibaba and prospects for narrowing the tax discount imbedded in the market price.

We search for investment bargains, particularly among what we believe are long-term attractive businesses with shareholder-oriented management. These businesses have typically had competitive advantages that have produced good economic results, managers who have allocated capital well, the capacity to adjust to changes in the world, and the ability to grow in value over time. Bargains in these types of stocks arise for many reasons, but are often due to short-term investor perceptions, temporary business challenges that have the potential to improve, as-yet-undiscovered or unrecognized opportunities, and company or industry changes for the better. Despite the occasional investment that will go awry, we are optimistic about the long-term outlook for equities of good companies purchased at reasonable prices and our ability to find them.

Sincerely,

R. Hutchings Vernon, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Flexible Equity Fund may invest in securities of foreign issuers. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in smaller and medium-sized companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Flexible Equity Fund
Performance Information & Portfolio Holdings Summary
June 30, 2017

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	29.4%
Financials	23.9%
Consumer Discretionary	17.6%
Health Care	9.8%
Industrials	6.3%
Energy	3.9%
Money Market Funds	3.5%
Closed-End Funds	2.4%
Real Estate Investment Trusts	1.8%
Consumer Staples	1.3%
Warrants	0.1%
Other Assets and Liabilities	0.0%
100.0%

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based securities market index. The S&P 500 Index (“Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees. Investors cannot invest directly in an index.

Average Annual Total Return as of 6/30/17	One Year	Five Year	Ten Year
Institutional Shares[1]	23.05%	14.52%	6.08%
Investor Shares	22.90%	14.34%	5.92%
Advisor Shares	22.56%	14.07%	5.64%
S&P 500 Index	17.90%	14.63%	7.18%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[2]	0.74%	0.89%	1.14%
Net Expense Ratio[2]	0.74%	0.89%	1.14%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced. Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2016. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory Flexible Equity Fund
Schedule of Investments
June 30, 2017

Shares	Security Description	Value $
Common Stocks — 92.2%

Consumer Discretionary — 17.6%
218,624	CarMax, Inc.*	13,786,429
16,804	Chipotle Mexican Grill, Inc.*	6,992,144
450,297	Hanesbrands, Inc.	10,428,879
162,462	Lowe’s Companies, Inc.	12,595,679
7,764	Priceline Group, Inc.*	14,522,717
77,422	TJX Companies, Inc.	5,587,546
91,774	Walt Disney Co.	9,750,988
		73,664,382
Consumer Staples — 1.3%
47,851	PepsiCo, Inc.	5,526,312
Energy — 3.9%
534,399	Kinder Morgan, Inc.	10,239,085
98,071	Occidental Petroleum Corp.	5,871,511
		16,110,596
Financials — 23.9%
83,371	Ameriprise Financial, Inc.	10,612,294
366,295	Bank of America Corp.	8,886,317
124,702	Berkshire Hathaway, Inc.*	21,120,778
328,857	Charles Schwab Corp.	14,127,697
148,029	JPMorgan Chase & Co.	13,529,850
658,520	Regions Financial Corp.	9,640,733
65,565	T. Rowe Price Group, Inc.	4,865,579
308,038	Wells Fargo & Co.	17,068,385
		99,851,633
Health Care — 9.8%
59,388	Aetna, Inc.	9,016,880
23,875	Anthem, Inc.	4,491,604
105,106	Edwards Lifesciences Corp.*	12,427,733
85,550	Express Scripts Holding Co.*	5,461,512
57,565	Merck & Co., Inc.	3,689,341
178,388	Teva Pharmaceutical Industries, Ltd. ADR	5,926,049
		41,013,119
Industrials — 6.3%
103,910	Canadian National Railway Co.	8,421,905
32,396	General Dynamics Corp.	6,417,648
37,417	United Rentals, Inc.*	4,217,270
57,948	United Technologies Corp.	7,076,030
		26,132,853
Information Technology — 29.4%
64,054	Accenture PLC	7,922,199
5,631	Alphabet, Inc. — Class A*	5,235,028
16,332	Alphabet, Inc. — Class C*	14,841,378
92,604	Apple, Inc.	13,336,828
160,375	eBay, Inc.*	5,600,295
76,963	Facebook, Inc.*	11,619,874
132,782	MasterCard, Inc.	16,126,374
168,641	Microsoft Corp.	11,624,424
134,604	PayPal Holdings, Inc.*	7,224,197
132,117	QUALCOMM, Inc.	7,295,501
235,009	Visa, Inc.	22,039,144
		122,865,242
Total Common Stocks (Cost $265,653,558)		385,164,137
Real Estate Investment Trusts — 1.8%
74,059	Crown Castle International Corp.	7,419,230
Total Real Estate Investment Trusts (Cost $5,441,826)		7,419,230
Closed-End Funds — 2.4%
182,510	Altaba, Inc.*	9,943,145
Total Closed-End Funds (Cost $5,450,411)		9,943,145

Warrants — 0.1%
20,000	Wells Fargo & Co.*, Exercise price
	$33.79 expires 10/28/2018	444,000
Total Warrants (Cost $221,299)		444,000

Short-Term Investments — 3.5%

Money Market Funds — 3.5%
14,556,267	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.88%#	14,556,267
Total Short-Term Investments (Cost $14,556,267)		14,556,267
Total Investments — 100.0% (Cost $291,323,361)		417,526,779
Other Assets in Excess of Liabilities — 0.0%		106,635
NET ASSETS — 100.0%		$417,633,414

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Equity Income Fund
A Message to Our Shareholders
June 30, 2017

Dear Shareholder:

During the year ended June 30, 2017, the Brown Advisory Equity Income Fund Investor Shares (the “Fund”) increased 13.28% in value. During the same period, the S&P 500 Index, the Fund’s benchmark, increased 17.90%.

Like a series of celebrity “before and after” snapshots displayed in a magazine or posted online, US stocks looked very different during the periods before and after the November U.S. presidential election. Stocks were relatively flat heading into the election, but prices rose fairly consistently on a monthly basis in the following months. Investor sentiment shifted to a decidedly more positive tone after the election as the prospects of a political and regulatory environment more favorable to economic growth and corporate profits became the dominant theme for the US stock market.

Within the benchmark, financials, information technology, and materials were the best performing sectors, while more traditionally defensive areas such as telecommunication services, utilities, and consumer staples trailed considerably. The energy sector also performed poorly as commodity prices trended downward during the period. The Fund benefitted from its lack of exposure to the telecommunication services and utilities sectors and its underweight position in energy. The outlook for future earnings and dividend growth are more muted in the current economic environment in these areas, and valuations generally are not overly compelling given the low growth outlook for the sectors.

The Fund’s consumer staples holdings outperformed the benchmark and ended up contributing to relative performance, despite an overweight positioning. This was largely due to an orientation towards relatively stronger growing areas within the sector such as tobacco and international-focused companies. Holdings such as Philip Morris International and Unilever performed better during the period than growth-challenged areas within the staples sector, such as domestic-oriented food producers.

During the period, what an investor didn’t own was just as important to performance as what was owned, whether particular sectors or smaller areas within the sectors. The performance of the Fund’s holdings in financials and information technology illustrated this “haves versus have-nots” aspect of the market, but from a less beneficial perspective. While the absolute performance figures of the Fund’s holdings in these sectors were impressive, the relative figures were not as both sectors trailed the benchmark’s performance.

JPMorgan Chase and Ameriprise Financial in financials and Apple and Microsoft in information technology were strong contributors to performance during the period. But their performance was not enough to offset weaker performance by other holdings elsewhere in these sectors. Additionally, a lack of exposure to the particularly strong internet-related software and services sub-sector detracted from performance within the information technology sector. Recent market standout performers such as Alphabet and Facebook do not pay dividends to their investors, and thus would generally not be owned by the Fund.

The Fund’s industrial and health care holdings also performed below the benchmark during the period, primarily because of idiosyncratic stock-specific issues. In industrials, General Electric dropped as the financial results from the conglomerate’s multi-year operational restructuring initiatives failed to meet investor expectations. Data measurement company Nielsen struggled to grow its profits amid a lack of volume growth and product innovation from its key customers in the consumer packaged goods area. And among the Fund’s health care names, Teva Pharmaceutical Industries declined from multiple setbacks ranging from a lost patent case involving a generic challenger to its key drug Copaxone to the departure of multiple executives during the period, including the CEO.

In general, the outlook for earnings and dividend growth remains bright for the majority of the Fund’s holdings. Over the past 12 months, over a dozen holdings have announced annual dividend increases of 10% or more. Included on this list of rapid divided growers are the three new additions to the Fund over the period: home improvement retailers Home Depot and Lowe’s Cos. and cell phone tower owner American Tower. These new names replaced general merchandise retailer Target, commercial truck maker Paccar, and specialty insurer OneBeacon Insurance, all of which were eliminated from the Fund. A comparatively lower outlook for future dividend growth played a meaningful role in the decision to exit these holdings in favor of the new additions, where we see the potential for a brighter future for dividend growth.

www.brownadvisoryfunds.com

Brown Advisory Equity Income Fund
A Message to Our Shareholders
June 30, 2017

The Fund has a moderate amount of cash available for investment, which it will seek to deploy in a thoughtful manner as compelling investment opportunities present themselves. A focus on what we believe to be attractive valuations has been a hallmark of the Fund’s investment process since inception, and remains so, even amid the current environment of broad-based gains for U.S. stocks. Patience and discipline has the potential to pay off as the Fund seeks to add to its current stable of investments that offer competitive dividend yields with a strong potential for future growth at what we believe are reasonable valuations.

Sincerely,

Brian Graney, CFA
Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs and Real Estate may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Investing in Master Limited Partnerships (“MLPs”) entails risk related to fluctuations in energy prices, decreases in supply of or demand for energy commodities, unique tax consequences due to the partnership structure and various other risks. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Equity Income Fund
Performance Information & Portfolio Holdings Summary
June 30, 2017

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	18.9%
Consumer Staples	15.1%
Financials	14.9%
Industrials	11.8%
Health Care	11.7%
Consumer Discretionary	9.5%
Real Estate Investment Trusts	6.5%
Energy	4.6%
Money Market Funds	3.4%
Preferred Stocks	2.0%
Materials	1.7%
Other Assets and Liabilities	(0.1)%
100.0%

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The S&P 500 Index (“Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees. Investors cannot invest directly in an index.

			Since Inception
Average Annual Total Return as of 6/30/17	One Year	Five Year	(12/29/11)
Institutional Shares[1]	13.36%	10.99%	11.14%
Investor Shares	13.28%	10.82%	10.97%
Advisor Shares	13.02%	10.56%	10.71%
S&P 500 Index	17.90%	14.63%	15.00%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[2]	0.76%	0.91%	1.16%
Net Expense Ratio[2]	0.76%	0.91%	1.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2016. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory Equity Income Fund
Schedule of Investments
June 30, 2017

Shares	Security Description	Value $
Common Stocks — 88.2%

Consumer Discretionary — 9.5%
30,199	Best Buy Co., Inc.	1,731,309
8,399	Home Depot, Inc.	1,288,407
15,193	Lowe’s Companies, Inc.	1,177,913
26,615	McDonald’s Corp.	4,076,353
45,045	V.F. Corp.	2,594,592
		10,868,574
Consumer Staples — 15.1%
80,327	Altria Group, Inc.	5,981,952
65,508	Coca-Cola Co.	2,938,034
40,391	Philip Morris International, Inc.	4,743,923
63,849	Unilever NV ADR	3,528,934
		17,192,843
Energy — 4.6%
55,557	Kinder Morgan, Inc.	1,064,472
34,863	Occidental Petroleum Corp.	2,087,248
72,936	Suncor Energy, Inc.	2,129,731
		5,281,451
Financials — 14.9%
22,576	Ameriprise Financial, Inc.	2,873,699
32,313	Cincinnati Financial Corp.	2,341,077
19,339	Erie Indemnity Co.	2,418,729
39,909	JPMorgan Chase & Co.	3,647,682
59,703	Wells Fargo & Co.	3,308,143
16,076	Willis Towers Watson PLC	2,338,415
		16,927,745
Health Care — 11.7%
46,971	AbbVie, Inc.	3,405,867
24,422	Johnson & Johnson	3,230,786
36,405	Merck & Co., Inc.	2,333,197
37,208	Novartis AG ADR	3,105,752
36,806	Teva Pharmaceutical Industries, Ltd. ADR	1,222,695
		13,298,297
Industrials — 11.8%
10,298	General Dynamics Corp.	2,040,034
99,831	General Electric Co.	2,696,435
62,111	Healthcare Services Group, Inc.	2,908,658
67,081	Nielsen Holdings PLC	2,593,351
26,615	United Technologies Corp.	3,249,958
		13,488,436
Information Technology — 18.9%
20,864	Accenture PLC	2,580,459
29,638	Apple, Inc.	4,268,465
33,730	Automatic Data Processing, Inc.	3,455,976
107,851	Cisco Systems, Inc.	3,375,736
74,228	Microsoft Corp.	5,116,536
48,362	QUALCOMM, Inc.	2,670,550
		21,467,722
Materials — 1.7%
14,525	Praxair, Inc.	1,925,289
Total Common Stocks (Cost $64,958,715)		100,450,357

Preferred Stocks — 2.0%
88,244	Public Storage, Inc. — Series S, 5.90%	2,214,042
Total Preferred Stocks (Cost $2,104,068)		2,214,042
Real Estate Investment Trusts — 6.5%
9,442	American Tower Corp.	1,249,365
49,057	W.P. Carey, Inc.	3,238,253
88,191	Weyerhaeuser Co.	2,954,399
Total Real Estate Investment Trusts (Cost $6,034,994)		7,442,017

Short-Term Investments — 3.4%

Money Market Funds — 3.4%
3,875,764	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.88%#	3,875,764
Total Short-Term Investments (Cost $3,875,764)		3,875,764
Total Investments — 100.1% (Cost $76,973,541)		113,982,180
Liabilities in Excess of Other Assets — (0.1)%		(83,096)
NET ASSETS — 100.0%		$113,899,084

ADR — American Depositary Receipt
#	Annualized seven-day yield as of June 30, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
June 30, 2017

Dear Shareholder:

During the year ended June 30, 2017, the Brown Advisory Sustainable Growth Fund Institutional Shares (the “Fund”) increased 18.83% in value. During the same period, the Russell 1000® Growth Index (the “Index”), the Fund’s benchmark, increased 20.42%.

The Fund benefitted from strong stock selection across a number of economic sectors including consumer staples, health care and real estate. Amazon.com was the leading contributor. Adobe Systems, IDEXX Laboratories, Alphabet Class A and UnitedHealth Group also contributed to the strong performance. Finally, a large part of the performance resulted from positive sector allocation.

The Fund benefitted from being underweight lagging sectors including energy and telecommunication services and overweight stronger ones including information technology and industrials; this was unintentional. We do not manage the Fund by sector, but rather from a bottom-up, stock-by-stock basis. While there will be periods of time when sector allocation will be the primary driver of performance, over the long term we expect stock selection to account for the bulk of the difference between the Fund and the Index.

Unfortunately, we incurred disappointing results from a number of companies including Bristol-Myers Squibb, Acuity Brands, TreeHouse Foods, Cerner and Stericycle which partially offset the positive outperformance mentioned above. Among this group, we fully eliminated our positions in all of those but TreeHouse Foods. We remain confident that TreeHouse’s acquisition of ConAgra’s Private Brands will result in substantial synergies going forward.

Over the past year, we were pleased to see that three of our companies were acquired including ARM Holdings, NXP Semiconductor and WhiteWave Foods. Seeing large corporate buyers pay significant premiums to acquire companies that fit our investment criteria has been encouraging. For instance, WhiteWave is the owner of nine consumer food brands that have each held the number one or number two market share position in their respective categories. Therefore, from a fundamental perspective, the company has been the industry leader with well-known, growing brands. The company has been using sustainability to get even better by positioning its offerings to align with the most powerful trends in the food and beverage industry: products that are made with simple and clean ingredients, healthier foods, and those that are made with less environmental impact. On July 7, 2016, Danone announced its intention to acquire WhiteWave in an all-cash deal for $12.5 billion, a nearly 20% premium to the previous day’s closing price. In September 2016, Softbank acquired ARM Holdings for nearly a 44% premium and in October 2016 Qualcomm agreed to pay a 12% premium to acquire NXP Semiconductor.

In terms of new additions to the portfolio, we have added a few companies that we believe are less susceptible to macro-related downside risks including Unilever, Ball Corp and Healthcare Services Group. Unilever is one of the world’s best-known consumer goods companies and its products are used by 2.5 billion people every day. We like the company because of the substantial investments it has made over the past few years in building out its presence in emerging markets. We believe these investments position the company for multiple sources of value creation, including top line growth and margin improvements. Ball Corp is the world’s leading beverage can manufacturer with an enviable track record in sustainability in its internal operations. We believe Ball’s acquisition of Rexam puts it squarely on the path to potentially grow earnings at an above-average rate over the next few years. Healthcare Services Corp is a leading domestic provider of management, administrative and operating services to the non-acute health care industry. Given the company’s tighter management discipline, we believe Healthcare Services has been improving the quality of the facility it serves relative to the in-house labor force across multiple categories including: sanitation, environmental services, infection control, food quality etc. To make room for Unilever, Ball and Healthcare Services, we sold Canadian National, Acuity Brands and Nike, companies that we believe have greater exposure to macro-economic, cyclical risks.

As an ongoing practice, we continually look to strengthen the portfolio by identifying companies that we believe have superior business models and the potential for greater long term growth prospects than those that we already own. This past year was no different. We added Cavium, Edwards Lifesciences, Microsoft, Monolithic Power Systems, TreeHouse Foods, and Tyler Technologies to the portfolio given that we believe the business fundamentals are stronger than a number of our existing holdings. These additions replaced Akamai Technologies, Alexion, Bristol-Myers Squibb, Cerner, and Stericycle – holdings whose growth prospects deteriorated due to increased competition and/or worsening macro factors. We also sold ARM Holdings, NXP Semiconductor and WhiteWave after they were acquired.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
June 30, 2017

To conclude, we made a number of changes to the portfolio over the past year- many of which were incrementally additive to performance. We believe that our investment philosophy – seeking companies with strong fundamentals, the potential for sustainable competitive advantages, and compelling valuation – has helped identify a group of high-quality companies that has the potential to continue to perform well over time.

Sincerely,

Karina Funk, CFA
Portfolio Manager

David Powell, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s investment focus on environmental factors could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not have an environmental focus. Investments in smaller and medium-sized capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Growth Fund
Performance Information & Portfolio Holdings Summary
June 30, 2017

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	35.6%
Industrials	19.1%
Health Care	18.3%
Consumer Discretionary	8.1%
Materials	5.8%
Money Market Funds	4.4%
Real Estate Investment Trusts	4.3%
Consumer Staples	4.3%
Other Assets and Liabilities	0.1%
100.0%

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Russell 1000® Growth Index (“Index”) measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book and higher forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees. Investors cannot invest directly in an index.

			Since Inception
Average Annual Total Return as of 6/30/17	One Year	Five Year	(6/29/12)
Institutional Shares	18.83%	15.58%	15.57%
Investor Shares	18.65%	15.39%	15.38%
Advisor Shares	18.33%	15.11%	15.10%
Russell 1000® Growth Index	20.42%	15.30%	15.29%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	0.75%	0.90%	1.15%
Net Expense Ratio[1]	0.75%	0.90%	1.15%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

[1]
Per the Fund’s prospectus dated October 31, 2016. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Growth Fund
Schedule of Investments
June 30, 2017

Shares	Security Description	Value $
Common Stocks — 91.2%

Consumer Discretionary — 8.1%
19,598	Amazon.com, Inc.*	18,970,864
129,481	Starbucks Corp.	7,550,037
113,140	TJX Companies, Inc.	8,165,314
		34,686,215
Consumer Staples — 4.3%
87,318	TreeHouse Foods, Inc.*	7,133,008
206,445	Unilever NV ADR	11,410,215
		18,543,223
Health Care — 18.3%
188,607	Danaher Corp.	15,916,545
101,913	Edwards Lifesciences Corp.*	12,050,193
30,811	IDEXX Laboratories, Inc.*	4,973,512
15,343	Mettler-Toledo International, Inc.*	9,029,969
105,566	Thermo Fisher Scientific, Inc.	18,418,100
98,919	UnitedHealth Group, Inc.	18,341,561
		78,729,880
Industrials — 19.1%
227,651	A.O. Smith Corp.	12,823,581
169,532	Fortive Corp.	10,739,852
243,493	Healthcare Services Group, Inc.	11,402,777
185,489	Hexcel Corp.	9,791,964
84,075	J.B. Hunt Transport Services, Inc.	7,682,774
82,681	Middleby Corp.*	10,046,568
90,936	Verisk Analytics, Inc.*	7,672,270
129,631	Wabtec Corp.	11,861,237
		82,021,023
Information Technology — 35.6%
134,969	Adobe Systems, Inc.*	19,090,015
19,791	Alphabet, Inc. — Class A*	18,399,297
2,260	Alphabet, Inc. — Class C*	2,053,730
97,796	Cavium, Inc.*	6,076,065
120,749	Facebook, Inc.*	18,230,684
91,185	Intuit, Inc.	12,110,280
281,414	Microsoft Corp.	19,397,867
72,100	Monolithic Power Systems, Inc.	6,950,440
136,591	Red Hat, Inc.*	13,078,588
102,420	salesforce.com, Inc.*	8,869,572
51,733	Tyler Technologies, Inc.*	9,087,936
211,934	Visa, Inc.	19,875,171
		153,219,645
Materials — 5.8%
311,659	Ball Corp.	13,155,126
89,938	Ecolab, Inc.	11,939,270
		25,094,396
Total Common Stocks (Cost $269,317,188)		392,294,382

Real Estate Investment Trusts — 4.3%
140,423	American Tower Corp.	18,580,771
Total Real Estate Investment Trusts (Cost $13,983,825)		18,580,771

Short-Term Investments — 4.4%

Money Market Funds — 4.4%
18,710,074	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.88%#	18,710,074
Total Short-Term Investments (Cost $18,710,074)		18,710,074
Total Investments — 99.9% (Cost $302,011,087)		429,585,227
Other Assets in Excess of Liabilities — 0.1%		557,959
NET ASSETS — 100.0%		$430,143,186

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
June 30, 2017

Dear Shareholder:

During the year ended June 30, 2017, the Brown Advisory Small-Cap Growth Fund Investor Shares (the “Fund”) increased 16.40% in value. During the same period, the Russell 2000® Growth Index, the Fund’s benchmark, increased 24.40%.

For most of 2016, we felt the Fund’s performance was solid; however, the period following the U.S. Presidential election was a very challenging relative period for the Fund. In fact, it was the most difficult stretch since the second quarter of 2009. We found this fact strange, so we dug into the underlying drivers of relative results in a detailed fashion. What we found was quite interesting.

Philosophically, we tend to invest in what we believe to be better businesses with an opportunity to create their own destiny due to attractive end market dynamics, strong leadership and compelling business models. The result tends to be a bias against commodity-oriented enterprises or those with intense cyclicality. This was an understandable drag in the second quarter of 2009 when the U.S. economy was emerging from the worst recession since the Great Depression. Nearly the exact same dynamics were at play post-election, however, which is strange considering the overall economic backdrop is starkly different – solid growth, low unemployment, etc. What prompted the sizeable rally in more cyclical shares was the expansionary and potentially inflationary policies being proposed by the incoming administration. It was a shot in the arm to numerous sub-segments that had been mired in a deflationary funk. We will indeed have to wait and see whether hope turns into reality or disappointment over time. In the trailing twelve months, this market regime change to companies away from our philosophical leanings was the dominant factor impacting relative returns. Unfortunately, the disappointing November/December run in 2016 wiped out the large relative lead the strategy had achieved earlier in the year largely due to security selection.

Since the Trump euphoria peaked in early 2017, other areas of the market have experienced more solid footing. As this occurred, the portfolio managed to keep pace with the solid gains in the first half of calendar year 2017. We believe we have done so with a lower risk profile than our benchmark, as we attempt to preserve our historical downside capture.

As bottom-up, fundamental investors, we would posit that thinking and acting differently against a universe of ideas where one possesses a unique or non-consensus view has the potential to best produce attractive risk-adjusted returns. We are ardent believers, however, that to fully understand the micro, one must appreciate the macro. We visualize the world of smaller company investment as being composed of a periodic table of small-cap elements. Each of these building blocks has the potential to create either a more or less favorable environment for small-cap equities in the future. Although a comprehensive, quantitative list is outside the bounds of these pages, the following provides a brief, qualitative summary:

Favorable Environment:		Unfavorable Environment:
+	Improving US economy	-	Historically high valuations
+	Recovering earnings growth	-	Lower systemic liquidity (i.e. Fed policy)
+	Less regulation	-	Increasing leverage
+	Lower (pending) corporate taxes	-	Improved sentiment
+	Improved confidence	-	Low volatility

Despite the present environment for small-caps appearing fairly balanced, our team is spending most of its time thinking and preparing for greater volatility ahead. The combination of market calm and high valuations usually breeds short- to intermediate-term dislocations that can rapidly change the prevailing opportunity set. Successfully navigating these periods is a critical factor in enabling long-term outperformance. In fact, many of the top contributors for the period were initially acquired or sized up during brief periods of distress.

Our top contributors for the fiscal year were spread across many sectors, providing balance in our returns. Waste Connections has demonstrated solid momentum thanks to its financially attractive acquisition of Progressive Waste and a solid economic backdrop. MACOM Technology has highlighted a data center opportunity over the next couple of years that was larger in magnitude than consensus expectations during a non-deal road show. IDEXX Laboratories gained after the company released positive second quarter results and favorable guidance on its financial outlook for the year and longer term vision. Cavium’s shares recovered from weakness after the firm reported commendable Q2 results and a positive pipeline view. In early September, Genesys announced a definitive agreement to acquire Interactive Intelligence (“ININ”) in an all-cash deal for $60.50 per share. The deal represented a 36% premium to ININ’s stock price on July 28, 2016, the trading day prior to media reports that ININ had hired an advisor to explore strategic alternatives.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
June 30, 2017

Detractors for the trailing 12 months included Liberty TripAdvisor; Diplomat Pharmacy; and Global Eagle Entertainment. Liberty TripAdvisor’s fundamentals have continued to be hampered by the introduction of its Instant Book product. We believe the company occupies a strategic place in the online travel ecosystem, and that fundamentals will begin to show improvement as the Instant Book rollout concludes. Diplomat Pharmacy declined on the surprising news that a once insignificant – and thus undisclosed – fee charged by pharmacy benefit managers had suddenly ballooned into a massive short-term and intermediate-term hit to cash flow. Absent this dramatic fee change, we believe the financial results were largely in line with embedded expectations. We eliminated Diplomat due to a lack of intermediate-term fundamental visibility. Global Eagle’s shares fell after the board replaced the company’s CEO and CFO at the end of February due to deficiencies in execution. In all of these cases, we have taken the time to learn any lessons that may improve our investment process and team, allowing for the potential to drive improved shareholder returns in the future.

Finally, we are privileged to have such a knowledgeable, well-educated, and long-term thinking client base. This is an invaluable asset when striving for investment excellence and we continue to focus on the breadth, diversity and quality of the new assets we acquire.

As mentioned previously, we continue to believe volatility will emerge over the next 12 months as the calm associated with the market’s recent ascent has a low probability of continuing. We have many high quality companies that we are eager to invest against … at the right price. By maintaining a strong team, sound process and deep list of researched smaller companies, we strive to generate solid risk-adjusted returns over the long-term.

Sincerely,

Christopher A. Berrier
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Earnings growth is not representative of the fund’s future performance. Diversification does not assure a profit, nor does it protect against a loss in a declining market. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
Performance Information & Portfolio Holdings Summary
June 30, 2017

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	28.6%
Consumer Discretionary	20.3%
Industrials	19.1%
Health Care	14.5%
Money Market Funds	7.7%
Financials	3.4%
Telecommunication Services	3.3%
Consumer Staples	2.5%
Private Placements	0.5%
Contingent Value Rights	0.0%
Other Assets and Liabilities	0.1%
100.0%

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund compared with the broad-based securities market index. The Russell 2000® Growth Index (“Index”) measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price to book value ratios and higher forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees. Investors cannot invest directly in an index.

Average Annual Total Return as of 6/30/17	One Year	Five Year	Ten Year
Institutional Shares	16.57%	14.30%	8.69%
Investor Shares	16.40%	14.14%	8.68%
Advisor Shares	16.04%	13.86%	8.30%
Russell 2000® Growth Index	24.40%	13.98%	7.82%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	0.99%	1.14%	1.39%
Net Expense Ratio[1]	0.99%	1.14%	1.39%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced. Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

1   Per the Fund’s prospectus dated October 31, 2016. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
June 30, 2017

Shares	Security Description	Value $
Common Stocks — 91.7%

Consumer Discretionary — 20.3%
284,939	Black Diamond, Inc.*	1,894,844
200,201	Bright Horizons Family Solutions, Inc.*	15,457,519
359,229	Carrols Restaurant Group, Inc.*	4,400,555
109,248	Carvana Co.*	2,236,307
258,272	Core-Mark Holding Co., Inc.	8,538,472
175,143	Cotiviti Holdings, Inc.*	6,504,811
141,578	DigitalGlobe, Inc.*	4,714,548
24,159	Expedia, Inc.	3,598,483
392,802	Genpact, Ltd.	10,931,680
35,487	Habit Restaurants, Inc.*	560,695
190,934	Liberty Formula One*	6,688,418
1,128,412	Liberty TripAdvisor Holdings, Inc.*	13,089,579
112,383	Liberty Ventures*	5,876,507
299,785	Lindblad Expeditions Holdings, Inc.*	3,147,743
100,364	MakeMyTrip, Ltd.*	3,367,212
93,575	Papa John’s International, Inc.	6,714,942
42,720	PriceSmart, Inc.	3,742,272
133,340	SiteOne Landscape Supply, Inc.*	6,941,680
		108,406,267
Consumer Staples — 2.5%
37,508	Casey’s General Stores, Inc.	4,017,482
113,858	TreeHouse Foods, Inc.*	9,301,060
		13,318,542
Financials — 3.4%
244,856	ConnectOne Bancorp, Inc.	5,521,503
163,242	Envestnet, Inc.*	6,464,383
97,647	Prosperity Bancshares, Inc.	6,272,843
		18,258,729
Health Care — 14.5%
93,053	Acceleron Pharma, Inc.*	2,827,881
54,632	Agios Pharmaceuticals, Inc.*	2,810,816
114,476	Alder Biopharmaceuticals, Inc.*	1,310,750
97,830	BeiGene, Ltd. ADR*	4,402,350
385,835	Catalent, Inc.*	13,542,809
163,477	Charles River Laboratories International, Inc.*	16,535,699
121,362	Coherus BioSciences, Inc.*	1,741,545
50,304	Henry Schein, Inc.*	9,206,638
31,501	IDEXX Laboratories, Inc.*	5,084,891
58,514	Jounce Therapeutics, Inc.*	820,951
115,737	Medidata Solutions, Inc.*	9,050,633
50,429	Neurocrine Biosciences, Inc.*	2,319,734
277,236	Novadaq Technologies, Inc.*	3,249,206
68,760	Ultragenyx Pharmaceutical, Inc.*	4,270,684
		77,174,587
Industrials — 19.1%
9,214	BWX Technologies, Inc.	449,183
166,930	ESCO Technologies, Inc.	9,957,375
213,117	Healthcare Services Group, Inc.	9,980,269
171,247	HEICO Corp.	12,302,384
224,459	Hexcel Corp.	11,849,191
78,408	IDEX Corp.	8,860,888
278,221	KeyW Holding Corp.*	2,601,366
242,886	Knight Transportation, Inc.	8,998,926
27,386	WageWorks, Inc.*	1,840,339
382,682	Waste Connections, Inc.	24,652,342
156,988	Woodward, Inc.	10,609,249
		102,101,512
Information Technology — 28.6%
134,411	2U, Inc.*	6,306,564
305,142	Acxiom Corp.*	7,927,589
22,207	Appian Corp.*	403,057
140,364	Aspen Technology, Inc.*	7,756,515
135,177	Blackbaud, Inc.	11,591,428
168,040	Broadridge Financial Solutions, Inc.	12,697,102
344,090	BroadSoft, Inc.*	14,813,074
189,710	Cavium, Inc.*	11,786,682
94,305	CoreLogic, Inc.*	4,090,951
4,035	CoStar Group, Inc.*	1,063,626
64,705	Electronics For Imaging, Inc.*	3,065,723
60,921	Fair Isaac Corp.	8,492,997
36,472	Global Payments, Inc.	3,294,151
96,320	Guidewire Software, Inc.*	6,618,147
227,985	MACOM Technology Solutions Holdings, Inc.*	12,714,723
139,448	MAXIMUS, Inc.	8,733,628
289,406	Mimecast, Ltd.*	7,750,293
105,880	Monotype Imaging Holdings, Inc.	1,937,604
15,790	Nutanix, Inc.*	318,169
45,189	Paylocity Holding Corp.*	2,041,639
38,936	Proofpoint, Inc.*	3,380,813
57,938	SPS Commerce, Inc.*	3,694,127
36,481	Ultimate Software Group, Inc.*	7,663,199
45,958	WEX, Inc.*	4,792,041
		152,933,842
Telecommunication Services — 3.3%
364,930	Cogent Communications Holdings, Inc.	14,633,693
791,075	Global Eagle Entertainment, Inc.*	2,816,227
		17,449,920
Total Common Stocks (Cost $362,181,455)		489,643,399
Private Placements — 0.5%
18,800	Greenspring Global Partners IV-B, L.P.*^†	2,302,960
85,769	Greenspring Global Partners V-B, L.P.*~†	112,500
Total Private Placements (Cost $32,019)		2,415,460
Contingent Value Rights — 0.0%
118,191	Dyax Corp.*† (Acquired in January 2016)	131,192
Total Contingent Value Rights (Cost $131,192)		131,192

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
June 30, 2017

Shares	Security Description	Value $
Short-Term Investments — 7.7%

Money Market Funds — 7.7%
40,862,590	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.88%#	40,862,590
Total Short-Term Investments (Cost $40,862,590)		40,862,590
Total Investments — 99.9% (Cost $403,207,256)		533,052,641
Other Assets in Excess of Liabilities — 0.1%		599,456
NET ASSETS — 100.0%		$533,652,097

ADR — American Depositary Receipt
*	Non-Income Producing
^
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security was acquired from February 2008 to August 2016 as part of a $2,000,000 capital commitment. At June 30, 2017, $1,880,000 of the capital commitment has been fulfilled by the Fund.

~
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security was acquired from October 2012 to February 2017 as part of a $100,000 capital commitment. At June 30, 2017, $85,000 of the capital commitment has been fulfilled by the Fund.

†
These securities are being fair valued under the supervision of the Board of Trustees. Further, they may not be sold by the Fund and are considered illiquid. At June 30, 2017 the total market value of securities considered illiquid was $2,546,652 or 0.5% of net assets.

#	Annualized seven-day yield as of June 30, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
June 30, 2017

Dear Shareholder:

During the year ended June 30, 2017, the Brown Advisory Small-Cap Fundamental Value Fund Investor Shares (the “Fund”) increased 19.54% in value. During the same period, the Russell 2000® Value Index, the Fund’s benchmark, increased 24.86%.

During the year, the Fund’s positive performance resulted from a combination of strong absolute performance in industrials, real estate and health care, as well as meaningful stock selection and sector allocation in energy and utilities. Our drag in the consumer discretionary, information technology, and material sectors was the cause for the Fund to underperform relative to the benchmark.

Synovus was the Fund’s largest individual contributor to performance during the year. During April, the company saw its share price rise following a strong first-quarter earnings release. Earnings came in ahead of expectations and the company raised full-year guidance. Additionally, the company announced the acquisition of the financial arm of Cabela’s, which has the potential to be immediately accretive to earnings and to capital.

Core-Mark, a long-term holding in the Fund and in the past a top contributor, was our largest detractor during the period. The stock was down during the period on the announcement that a major customer will be terminating its supply agreement with Core-Mark’s operation in its Southeast region effective January 2017.

The Fund added 18 new companies during the course of the year. Sizeable additions included Nexstar Media Group, Continental Building Products, and Altisource Residential. On January 3, 2017, Ares Capital Corporation completed the previously announced acquisition of American Capital.

Nexstar is one of the largest local broadcasting companies in the U.S. With its acquisition of Media General, Nexstar will own over 150 TV stations in 100 markets and related digital properties. The company has been diversifying away from local advertising revenues with almost half of EBITDA having been generated from other sources, largely carriage fees and digital advertising. With high free cash flow conversion and declining leverage, we believe Nexstar has the potential to generate excess cash flow following the Media General transaction. With the stock having traded at 7x EBITDA, we believe this is an attractive valuation.

Continental Building Products is a leading producer of gypsum wallboard and complementary finishing products in the United States and Canada. The company is the fifth largest player nationally (10% share), but given wallboard’s high “weight to value” ratio the industry operates more at the local level. Continental Building Products is a market leader east of the Mississippi with an estimated 30-35% in some key major metropolitan markets. Former parent company Lafarge built the business through acquisitions and greenfield expansion; spending over $575m in CAPEX over its 17 years of ownership, before selling it to private equity in 2013. That capital spend has left them with some of the newest and most cost-efficient capacity in the industry that has required very little in terms of sustaining CAPEX. With EBITDA margins having been near 30%, we expect free cash flow conversion to remain attractive in the near term. The stock has recently traded at a discount to the rest of the building products group and has had a 10% free cash flow yield. We believe that with attractive leverage to EBITDA levels, few CAPEX needs in the near term, and very little appetite for mergers and acquisitions, the vast majority of free cash flow has the potential to be returned to shareholders through buybacks going forward.

Altisource Residential Corporation owns a portfolio of over 10,000 single family rental properties. We believe we made an investment into this emerging single-family-rental operator at a 35% discount to undepreciated book value and a 27% discount to our estimate of NAV. The company has been in the midst of a transition from a non-performing loan purchaser to pure-play single-family rental Real Estate Investment Trust. As this multi-quarter conversion takes place, earnings have the potential to become more stable and we believe investors may begin to value this company against peers who trade on multiples of undepreciated book value, NAV and funds from operations.

During the year, there were 12 deletions from the Fund’s portfolio, six of which were a result of corporate actions. Diamond Resorts was acquired by affiliates of private equity firm Apollo Global Management for $2.2 billion. ElectroRent agreed to be purchased by private equity firm Platinum Equity for $13.12/share. Subsequent to that announcement ElectroRent was approached by a third party with a counter bid causing Platinum to raise their offer to $15.50, setting the price for which the company was ultimately sold in August. Patriot National announced that they had received an enhanced offer from Ebix following a $9.50/share offer announced in June. We took advantage of strength to finish exiting the position. On January 3rd, Ares Capital Corporation completed the previously announced acquisition of American Capital. Also in January, NorthStar Realty Finance completed its merger-of-equals transaction with NorthStar Asset Management Group and Colony Capital, Inc. The new entity is listed under the ticker CLNS (Colony NorthStar, Inc.). Finally, in April, Air Methods completed its announced sale to private equity firm American Securities.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
June 30, 2017

While we believe we have a robust pipeline, it is heavily weighted towards investments that need to see some price decline in order to meet our return objectives. We are keenly interested in the upcoming earnings season to give us a better indication of economic activity. Given the continued high valuation of the markets, we are approaching the rest of 2017 with caution.

Sincerely,

J. David Schuster
Portfolio Manager

Past performance is not a guarantee of future results.

Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The risks of investments in derivatives, including options, futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund. Earnings growth is not a measure of the Fund’s future performance.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
Performance Information & Portfolio Holdings Summary
June 30, 2017

PORTFOLIO HOLDINGS	% of Net Assets
Financials	28.8%
Consumer Discretionary	14.9%
Industrials	14.2%
Real Estate Investment Trusts	11.9%
Information Technology	11.4%
Materials	5.6%
Money Market Funds	4.6%
Energy	2.8%
Telecommunication Services	2.6%
Health Care	1.8%
Consumer Staples	1.1%
Utilities	0.5%
Other Assets and Liabilities	(0.2)%
100.0%

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Russell 2000® Value Index (“Index”) measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price to book ratios and lower forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees. Investors cannot invest directly in an index.

			Since Inception
Average Annual Total Return as of 6/30/17	One Year	Five Year	(12/31/08)
Institutional Shares[1]	19.73%	14.73%	16.01%
Investor Shares	19.54%	14.56%	15.83%
Advisor Shares[2]	19.29%	14.26%	15.55%
Russell 2000® Value Index	24.86%	13.39%	13.25%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[3]	1.23%	1.38%	1.63%
Net Expense Ratio[3]	1.23%	1.38%	1.63%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced. Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]	Performance information for Advisor Shares, prior to commencement on July 28, 2011, is based on the performance of Investor Shares, and adjusted for the higher expenses applicable to Advisor Shares.
[3]
Per the Fund’s prospectus dated October 31, 2016. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
Schedule of Investments
June 30, 2017

Shares	Security Description	Value $
Common Stocks — 83.7%

Consumer Discretionary — 14.9%
115,430	Carriage Services, Inc.	3,111,993
238,499	Cato Corp.	4,195,197
649,915	Core-Mark Holding Co., Inc.	21,486,190
108,193	Culp, Inc.	3,516,273
1,945,907	Denny’s Corp.*	22,903,325
405,427	DigitalGlobe, Inc.*	13,500,719
152,300	Liberty Ventures*	7,963,767
386,588	Loral Space & Communications, Inc.*†	16,062,731
468,065	Murphy USA, Inc.*	34,688,297
381,852	Nexstar Broadcasting Group, Inc.	22,834,750
1,478,481	Regis Corp.*	15,184,000
874,034	TEGNA, Inc.	12,594,830
		178,042,072
Consumer Staples — 1.1%
120,634	Casey’s General Stores, Inc.	12,921,108
Energy — 2.8%
182,186	Linn Energy, Inc.*	5,563,960
112,400	Natural Gas Services Group, Inc.*	2,793,140
1,398,624	Par Pacific Holdings, Inc.*†	25,231,177
		33,588,277
Financials — 28.8%
1,411,416	Ares Capital Corp.	23,118,994
330,180	Assurant, Inc.	34,236,364
381,372	Capital Bank Financial Corp.	14,530,273
145,885	Farmers Capital Bank Corp.	5,623,867
220,304	Howard Bancorp, Inc.*†	4,240,852
908,957	McGrath RentCorp†	31,477,181
359,198	Medley Management, Inc.†	2,334,787
590,733	National Bank Holdings Corp.	19,559,170
967,610	National General Holdings Corp.	20,416,571
583,567	OceanFirst Financial Corp.	15,826,337
124,878	Oritani Financial Corp.	2,129,170
289,028	Pacific Premier Bancorp, Inc.*	10,665,133
408,279	Primerica, Inc.	30,927,134
338,171	Renasant Corp.	14,791,600
272,794	State National Cos, Inc.	5,013,954
1,091,985	Synovus Financial Corp.	48,309,416
1,158,086	TFS Financial Corp.	17,915,590
197,491	TriState Capital Holdings, Inc.*	4,976,773
264,311	Triumph Bancorp, Inc.*	6,488,835
298,717	Virtus Investment Partners, Inc.	33,142,651
		345,724,652
Health Care — 1.8%
95,971	Addus HomeCare Corp.*	3,570,121
364,437	Providence Service Corp.*	18,444,157
		22,014,278
Industrials — 14.2%
1,094,753	Albany International Corp.†	58,459,810
926,313	Continental Building Products, Inc.*	21,583,093
405,777	EnPro Industries, Inc.	28,960,305
732,981	Federal Signal Corp.	12,724,550
335,604	Kadant, Inc.	25,237,421
75,355	KMG Chemicals, Inc.	3,667,528
459,706	Simpson Manufacturing Co., Inc.	20,093,749
		170,726,456
Information Technology — 11.4%
271,934	Broadridge Financial Solutions, Inc.	20,547,333
226,771	Cars.com, Inc.*	6,038,912
966,579	CTS Corp.†	20,878,106
223,172	DST Systems, Inc.	13,769,712
922,597	EchoStar Corp.*	56,001,638
306,877	MAXIMUS, Inc.	19,219,707
		136,455,408
Materials — 5.6%
294,315	Clearwater Paper Corp.*	13,759,226
396,170	Deltic Timber Corp.†	29,578,052
301,303	Neenah Paper, Inc.	24,179,566
		67,516,844
Telecommunication Services — 2.6%
405,538	ATN International, Inc.	27,755,021
126,666	Hawaiian Telcom, Inc.*	3,165,383
		30,920,404
Utilities — 0.5%
551,882	Star Gas Partners L.P.	5,982,401
Total Common Stocks (Cost $744,210,134)		1,003,891,900

Real Estate Investment Trusts — 11.9%
1,640,003	Altisource Residential Corp.	21,221,639
2,278,473	Colony NorthStar, Inc.	32,103,685
1,761,255	Forest City Realty Trust, Inc.	42,569,533
3,290,290	MFA Financial, Inc.	27,605,533
1,019,729	Xenia Hotels & Resorts, Inc.	19,752,151
Total Real Estate Investment Trusts (Cost $123,757,331)		143,252,541

Short-Term Investments — 4.6%

Money Market Funds — 4.6%
55,425,717	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.88%#	55,425,717
Total Short-Term Investments (Cost $55,425,717)		55,425,717
Total Investments — 100.2% (Cost $923,393,182)		1,202,570,158
Liabilities in Excess of Other Assets — (0.2)%		(2,241,647)
NET ASSETS — 100.0%		$1,200,328, 511

*	Non-Income Producing
†	All or a portion of this security is considered illiquid. At June 30, 2017 the total market value of securities considered illiquid was $36,635,854 or 3.1% of net assets.
#	Annualized seven-day yield as of June 30, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
June 30, 2017

Dear Shareholder:

During the year ended June 30, 2017, the Brown Advisory Global Leaders Fund (the “Fund”) increased by 19.39% in value. During the same period, the Russell Global Large Cap Index, the Fund’s benchmark, increased by 18.85%.

Political change, both real and perceived, was undoubtedly the driving force in the period. The year started in the aftermath of the UK electorate’s decision to leave the European Union on June 23rd and markets rallied on hopes of an amicable solution. The biggest political event of the period was Donald Trump’s victory in the U.S. presidential election on November 9th. Investors initially embraced the new U.S. administration’s economic policies and developed world equity markets rallied in the final two months of 2016 with economically sensitive sectors such as financials leading the rotation. Concerns over the prospects of an ever strengthening dollar contributed to relative underperformance of emerging markets in the weeks following the election. Elsewhere, the penchant for cyclical rather than structural growth resulted in relative underperformance for our technology holdings in the final quarter of 2016. As the new year of 2017 matured, the equity market rally became more broad-based with investors taking comfort from diminishing political risk and improving economic data in Europe. The final quarter of the period was characterized by encouraging first quarter results from corporates, including the majority of the strategy’s holdings, and global indices continued to make new highs in the final moments of the period.

Despite investors having something of a love/hate relationship with technology companies, technology was the biggest contributor to performance during the year. Sector-based pigeon-holing can create an overly simplified view of the investment landscape. We view our technology franchises as having largely heterogeneous business models and their ability to keep uniquely satisfying their customers contributed to strong operational and share price performances in the year. With this in mind MasterCard, Google owner Alphabet, and Priceline were meaningful positive contributors to performance during the period. Elsewhere the election of Donald Trump in November 2016 resulted in share price gains for U.S. financials as investors priced in expectations of deregulation and rising interest rate. Accordingly, Charles Schwab and JPMorgan were the strategy’s two biggest positive contributors to performance during the period. Rotation and fears about the impact of dollar strength and domestic economic mismanagement resulted in underperformance for our Asian financials Bank Rakyat, AIA and HDFC Bank in the final quarter of 2016. We took the opportunity to selectively increase our exposure to our Asian financials on weakness and were rewarded with strong performances in the second half of the period on the back of robust results.

On the negative front health care was the main area of underperformance in the period largely due to stock-specific issues. Novo Nordisk shares were weak on the back of increased competition in the U.S. insulin market. Sun Pharmaceutical suffered a similar fate with rising competitive intensity in the U.S. putting pressure on the growth and profitability of their generic drug franchise. Elsewhere Danish enzyme manufacturer Novozymes also contributed negatively to performance after the company revised its 2016 growth outlook. We followed our drawdown process for Novo Nordisk, Sun Pharmaceuticals and Novozymes where we automatically review each individual investment thesis after a company’s shares drop 20% below where we initiated with the aim of the review being to either add to the position or exit. This part of our process is designed to combat the damaging impact of loss aversion which can create significant damage to client’s capital if left unchecked. In the case of Novo Nordisk, Sun Pharmaceutical and Novozymes we decided that increasing competition was undermining each company’s economic moat and that franchise quality was in danger of being corrupted so we exited our positions.

We continued to scour the four corners of the globe looking for special customer-focused franchises that trade at discounts to intrinsic value. Our research efforts bore multiple new fruits with a number of additions to the strategy during the period. Our work in Europe coincided with signs of an improvement in the economic and political environment in the region and as a result, we added Safran, Schindler and Hiscox to the strategy. Elsewhere following extensive research, including a trip to Japan, we added Hoshizaki to the portfolio. Hoshizaki has been the market leader in ice machines for the hospitality industry and we believe it has significant opportunities to expand internationally and into other product areas. Finally in the U.S., we added Microsoft and Fleetcor to the portfolio with both franchises having offered significant productivity improvements to their customers, in cloud computing and fuel cards, respectively.

We continue to look for the optimal blend of risk and reward for our client’s capital and with the exception of Novo Nordisk, Sun Pharmaceutical and Novozymes, the majority of the deletions from the portfolio were due to opportunity cost; we exited Apple, Subaru, Alexion and NXP Semiconductors for this reason. The only exception to this was United Internet which we sold on the back of concerns about the competitive environment in the German telecom market.

www.brownadvisoryfunds.com

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
June 30, 2017

The Fund invests in market-leading companies from across the globe that we believe deliver exceptional customer outcomes. We believe that companies that combine a superior outcome for their customers with strong leadership have the potential to generate high and sustainable returns on invested capital (“ROIC”) and can lead to attractive shareholder returns. Although we saw a significant amount of political change this year, we remain encouraged that the operational performance of our companies remains robust and that the aggregate valuations for the portfolio are at what we believe to be attractive levels. Given these qualities we were rewarded with outperformance during the period and, whilst gratifying, we would encourage our investors to focus on the long-term as the Fund seeks to compound excess economic returns at above market growth rates for many years to come. We believe that regardless of short-term political and economic vicissitudes, a concentrated low-turnover portfolio of global leaders has the potential to produce attractive long-term risk-adjusted returns for our clients.

Sincerely,

Michael Dillon
Lead Portfolio Manager

Bertie Thomson
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and medium capitalization companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Global Leaders Fund
Performance Information & Portfolio Holdings Summary
June 30, 2017

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	27.4%
Financials	18.8%
Industrials	14.2%
Consumer Staples	13.0%
Consumer Discretionary	12.3%
Health Care	6.1%
Materials	6.0%
Money Market Funds	1.8%
Other Assets and Liabilities	0.4%
100.0%

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Russell Global Large Cap Index (“Index”) measures the performance of the largest securities in the Russell Global Index, based on market capitalization. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees. Investors cannot invest directly in an index.

		Since Inception
Average Annual Total Return as of 6/30/17	One Year	(7/1/15)
Investor Shares	19.39%	7.34%
Russell Global Large Cap Index	18.85%	6.71%

Investor Shares
Gross Expense Ratio[1]	1.42%
Net Expense Ratio[1]	0.86%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced. Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

[1]
Per the Fund’s prospectus dated October 31, 2016. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory Global Leaders Fund
Schedule of Investments
June 30, 2017

Shares	Security Description	Value $
Common Stocks — 97.8%

China — 3.2%
173,783	AIA Group, Ltd.	1,271,459
France — 3.5%
14,982	Safran SA	1,373,947
Germany — 3.4%
11,177	Henkel AG & Co. KGaA	1,353,921
India — 3.0%
46,450	HDFC Bank, Ltd.	1,195,286
Indonesia — 2.2%
765,800	Bank Rakyat Indonesia Persero	873,804
Japan — 1.6%
6,728	Hoshizaki Corp.	610,437
Sweden — 2.8%
31,749	Atlas Copco AB	1,097,396
Switzerland — 3.5%
6,539	Schindler Holding AG	1,359,192
Taiwan — 3.4%
38,849	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	1,358,161
United Kingdom — 5.9%
42,318	Hiscox Ltd	698,739
30,008	Unilever PLC	1,623,977
		2,322,716
United States — 65.3%

Consumer Discretionary — 10.8%
5,184	FleetCor Technologies, Inc.*	747,585
11,355	NIKE, Inc.	669,945
535	Priceline Group, Inc.*	1,000,728
11,352	Starbucks Corp.	661,935
16,158	TJX Companies, Inc.	1,166,123
		4,246,316
Consumer Staples — 5.4%
10,996	Brown-Forman Corp.	534,406
16,709	Estee Lauder Companies, Inc.	1,603,730
		2,138,136
Financials — 8.6%
24,852	Charles Schwab Corp.	1,067,642
17,926	JPMorgan Chase & Co.	1,638,436
5,376	Moody’s Corp.	654,152
		3,360,230
Health Care — 6.1%
7,091	Cigna Corp.	1,186,962
10,132	Edwards Lifesciences Corp.*	1,198,008
		2,384,970
Industrials — 4.5%
5,642	3M Co.	1,174,608
7,000	Verisk Analytics, Inc.*	590,590
		1,765,198
Information Technology — 23.9%
2,076	Alphabet, Inc. — Class C*	1,886,523
15,095	Cognizant Technology Solutions Corp.	1,002,308
7,725	Facebook, Inc.*	1,166,321
10,885	MasterCard, Inc.	1,321,983
26,224	Microsoft Corp.	1,807,620
12,853	PayPal Holdings, Inc.*	689,821
16,494	Visa, Inc.	1,546,807
		9,421,383
Materials — 6.0%
8,447	Ecolab, Inc.	1,121,339
3,541	Sherwin-Williams Co.	1,242,750
		2,364,089
Total United States		25,680,322
Total Common Stocks (Cost $31,246,830)		38,496,641

Short-Term Investments — 1.8%

Money Market Funds — 1.8%
694,025	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.88%#	694,025
Total Short-Term Investments (Cost $694,025)		694,025
Total Investments — 99.6% (Cost $31,940,855)		39,190,666
Other Assets in Excess of Liabilities — 0.4%		163,107
NET ASSETS — 100.0%		$39,353,773

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
A Message to Our Shareholders
June 30, 2017

Dear Shareholder:

During the year ended June 30, 2017, the Brown Advisory Intermediate Income Fund Investor Shares (the “Fund”) increased 0.40% in value. During the same period, the Bloomberg Barclays Intermediate US Aggregate Bond Index, the Fund’s benchmark, declined by 0.16%.

The Fund aims to generate performance primarily through individual security analysis, supported by a detailed and disciplined credit process and focused on downside protection. Duration and sector weightings are set mainly by an analysis of the intermediate-term risk/reward as opposed to any particular macro forecast.

The last year has been a period of high interest rate volatility, but persistently tighter credit spreads. The Fund was overweight credit generally, and corporate bonds were the largest contributors to performance. Among our best performers were: Micron Technology (+9.37%) HollyFrontier Corp. (+ 8.24%), Mylan Inc. (+7.95%) and FMC Technologies (+7.00%).

Mortgage Backed Securities (“MBS”) selection was a mild negative, with all the underperformance coming in the fourth quarter of 2016. In MBS, we focus on bonds that will repay principal slower and therefore return more in interest over the life of the bond. The sudden jump in rates caused some of these bonds to look less attractive. Over time, even at higher rate levels, investors are better off with bonds that repay at a slower pace and hence we are happy to wait out this period of high volatility.

Looking forward, there are plenty of threats to the bond market: the economy could improve and interest rates could rise or the economy could weaken and credit would perform poorly. Finding the right balance of risk and reward at this point in the cycle requires a disciplined process, an open mind, and discerning analysis. We believe that if we can maintain attractive yields within the Fund while avoiding poor risk/reward situations, we have the potential to deliver strong investment performance wherever the economy moves next.

We remain focused on our core philosophy of seeking sectors and bonds that we believe are underpriced on a fundamental basis while maintaining the core stability that our investors expect from the Fund.

Sincerely,

Paul D. Corbin
Portfolio Manager

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
Performance Information & Portfolio Holdings Summary
June 30, 2017

PORTFOLIO HOLDINGS	% of Net Assets
Corporate Bonds & Notes	28.8%
Affiliated Mutual Funds	21.7%
Mortgage Backed Securities	15.8%
U.S. Treasury Notes	12.4%
Asset Backed Securities	9.9%
Municipal Bonds	7.6%
Money Market Funds	2.4%
Other Assets and Liabilities	1.4%
100.0%

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based bond index. The Bloomberg Barclays Intermediate US Aggregate Bond Index (“Index”) represents domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities and durations in the intermediate range. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees. Investors cannot invest directly in an index.

Average Annual Total Return as of 6/30/17	One Year	Five Year	Ten Year
Investor Shares	0.40%	1.46%	3.68%
Advisor Shares	0.16%	1.21%	3.43%
Bloomberg Barclays Intermediate US Aggregate Bond Index	-0.16%	1.87%	4.04%

	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	0.61%	0.86%
Net Expense Ratio[1]	0.54%	0.79%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced. Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

[1]
Per the Fund’s prospectus dated October 31, 2016. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2017

Par Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 28.8%
1,365,000	21st Century Fox America, Inc.	3.00%	09/15/2022	1,386,541
1,200,000	Activision Blizzard, Inc.^	6.13%	09/15/2023	1,295,296
1,405,000	American Express Credit Corp.#	1.92%	03/03/2022	1,415,467
1,420,000	American Tower Corp.	2.25%	01/15/2022	1,386,079
1,355,000	Analog Devices, Inc.	3.13%	12/05/2023	1,371,389
1,410,000	AstraZeneca PLC	1.95%	09/18/2019	1,414,109
1,380,000	AutoZone, Inc.	2.50%	04/15/2021	1,377,631
1,380,000	BB&T Corp.	2.75%	04/01/2022	1,401,317
1,310,000	Boston Properties L.P.	3.85%	02/01/2023	1,379,871
1,400,000	Broadcom Corp.^	3.88%	01/15/2027	1,440,453
1,385,000	Campbell Soup Co.	2.50%	08/02/2022	1,386,011
1,355,000	Canadian Natural Resources, Ltd.	3.80%	04/15/2024	1,373,282
1,306,000	CC Holdings GS V LLC	3.85%	04/15/2023	1,374,748
1,375,000	Clorox Co.	3.05%	09/15/2022	1,411,579
1,335,000	Dollar General Corp.	4.15%	11/01/2025	1,411,477
1,410,000	Education Realty Operating Partnership L.P.	4.60%	12/01/2024	1,435,577
1,370,000	Energy Transfer L.P.	4.05%	03/15/2025	1,377,695
1,245,000	Fidelity National Information Services, Inc.	5.00%	10/15/2025	1,392,596
1,395,000	Healthcare Trust of America Holdings L.P.	3.75%	07/01/2027	1,381,743
1,375,000	JB Hunt Transport Services, Inc.	2.40%	03/15/2019	1,383,024
1,275,000	Micron Technology, Inc.	7.50%	09/15/2023	1,428,637
1,295,000	MPLX L.P.	4.50%	07/15/2023	1,376,487
685,000	Mylan NV	3.95%	06/15/2026	695,339
1,565,000	Providence Health & Services Obligated Group#	2.10%	10/01/2017	1,567,836
1,365,000	Rockwell Collins, Inc.	2.80%	03/15/2022	1,379,084
2,115,000	Royal Bank of Canada#	1.74%	03/06/2020	2,122,853
1,240,000	Sabine Pass Liquefaction LLC	5.88%	06/30/2026	1,388,222
1,405,000	Verizon Communications, Inc.#	2.25%	03/16/2022	1,422,444
Total Corporate Bonds & Notes (Cost $38,783,678)				39,176,787

Mortgage Backed Securities — 15.8%
2,740	FHLMC PC, Pool# C0-0210	8.00%	01/01/2023	2,996
347,111	FHLMC PC, Pool# 1B-0889#	3.39%	05/01/2033	365,998
2,009,743	FHLMC PC, Pool# Q2-5749	4.00%	04/01/2044	2,116,211
1,321,391	FHLMC PC, Pool# Q4-2019	3.00%	07/01/2046	1,319,802
76,260	FHLMC REMIC, Series 2782	4.00%	11/15/2033	77,430
1,600,000	FHMS, Series K-042	2.67%	12/25/2024	1,610,751
1,525,000	FHMS, Series K-046	3.21%	03/25/2025	1,586,692
700,000	FHMS, Series K-047#	3.33%	05/25/2025	733,923
1,550,000	FHMS, Series K-048#	3.28%	06/25/2025	1,620,278
16,629	FNMA, Pool# 539082	7.00%	08/01/2028	16,743
8,531	FNMA, Pool# 625536	6.00%	01/01/2032	9,598
38,865	FNMA, Pool# 628837	6.50%	03/01/2032	43,315
105,977	FNMA, Pool# 663238	5.50%	09/01/2032	117,363
12,824	FNMA, Pool# 741373#	2.78%	12/01/2033	13,303
35,402	FNMA, Pool# 744805#	2.89%	11/01/2033	35,991
65,438	FNMA, Pool# 764342#	2.90%	02/01/2034	67,674
36,932	FNMA, Pool# 848817	5.00%	01/01/2036	40,537
2,184,303	FNMA, Pool# AB9339	3.00%	05/01/2043	2,197,580
1,298,223	FNMA, Pool# AL8256	3.00%	03/01/2046	1,309,463
645,055	FNMA, Pool# AS1474	4.50%	01/01/2044	692,615
721,767	FNMA, Pool# AV7911	4.50%	01/01/2044	775,963
4,328,009	FNMA, Pool# AY3879	3.50%	11/01/2045	4,449,243
1,962,623	FNMA, Pool# AY3880	4.00%	11/01/2045	2,065,428
1,800,204	FNMA REMIC Trust, Series 2013-115 A1~	3.00%	04/25/2031	227,195
16,797	GNMA, Pool# 487110	6.50%	04/15/2029	19,457

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2017

Par
Value/Shares	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 15.8% (Continued)
6,213	GNMA, Pool# 571166	7.00%	08/15/2031	6,377
27,050	GNMA, Pool# 781186	9.00%	06/15/2030	30,026
Total Mortgage Backed Securities (Cost $21,558,860)				21,551,952

Asset Backed Securities — 9.9%
376,428	AmeriCredit Automobile Receivables Trust, Series 2017-2 A1	1.20%	05/18/2018	376,423
196,358	AmeriCredit Automobile Receivables Trust, Series 2016-1 A2A	1.52%	06/10/2019	196,374
700,000	AmeriCredit Automobile Receivables Trust, Series 2015-4 A3	1.70%	07/08/2020	700,176
875,000	AmeriCredit Automobile Receivables Trust, Series 2015-3 B	2.08%	09/08/2020	877,987
1,000,000	BlueMountain CLO, Ltd., Series 2015-3A B#^	4.26%	10/20/2027	1,005,673
2,500,000	Capital Auto Receivables Asset Trust, Series 2014-3 B^	2.35%	07/22/2019	2,509,509
855,395	Continental Airlines Trust, Series 1999-1 A	6.55%	08/02/2020	893,888
794,390	Federal Express Corp., Series 1998-1	6.72%	07/15/2023	871,327
1,500,000	Octagon Investment Partners 24, Ltd., Series 2015-1A A2#^	3.12%	05/21/2027	1,500,358
1,000,000	Octagon Investment Partners 30, Ltd., Series 2017-1A B#^	3.38%	03/17/2030	1,001,760
135,173	OSCAR U.S. Funding Trust IV, Series 2016-1A A2B#^	2.69%	07/15/2020	135,980
105,799	OSCAR U.S. Funding Trust V, Series 2016-2A A2B#^	2.39%	11/15/2019	106,302
1,500,000	OZLM XIII, Ltd., Series 2015-13A A2#^	3.27%	07/30/2027	1,506,324
216,078	Santander Drive Auto Receivables Trust, Series 2015-4 A3	1.58%	09/16/2019	216,109
1,500,000	Stewart Park CLO, Ltd., Series 2015-1A B#^	3.16%	04/15/2026	1,501,887
Total Asset Backed Securities (Cost $13,380,510)				13,400,077

Municipal Bonds — 7.6%
670,000	District of Columbia, Series 2010F	4.71%	12/01/2022	751,177
1,395,000	Florida Hurricane Catastrophe Fund	2.11%	07/01/2018	1,403,537
1,000,000	Illinois, State of	2.30%	06/15/2019	999,790
1,390,000	Maryland Health & Higher Educational Facilities Authority	3.43%	07/01/2023	1,424,500
2,000,000	Miami-Dade County Florida Aviation	2.37%	10/01/2023	1,941,460
1,315,000	New York State Dormitory Authority	4.00%	07/01/2039	1,341,944
1,250,000	North Texas Tollway Authority	8.91%	02/01/2030	1,434,938
1,000,000	Texas A&M University	3.23%	05/15/2027	1,022,660
Total Municipal Bonds (Cost $10,342,454)				10,320,006

U.S. Treasury Notes — 12.4%
1,470,000	United States Treasury Note	0.75%	10/31/2017	1,468,368
3,645,000	United States Treasury Note	1.38%	02/29/2020	3,632,757
7,960,000	United States Treasury Note	1.88%	08/31/2022	7,945,696
4,000,000	United States Treasury Note	1.63%	05/15/2026	3,792,892
Total U.S. Treasury Notes (Cost $16,949,911)				16,839,713

Affiliated Mutual Funds (Note 3) — 21.7%
2,995,189	Brown Advisory Mortgage Securities Fund — Institutional Shares			29,562,515
Total Affiliated Mutual Funds (Cost $30,238,441)				29,562,515

Short-Term Investments — 2.4%

Money Market Funds — 2.4%
3,321,580	First American Treasury Obligations Fund — Class Z, 0.85%*			3,321,580
Total Short-Term Investments (Cost $3,321,580)				3,321,580
Total Investments — 98.6% (Cost $134,575,434)				134,172,630
Other Assets in Excess of Liabilities — 1.4%				1,865,826
NET ASSETS — 100.0%				$136,038,456

*	Annualized seven-day yield as of June 30, 2017.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the value of these securities amounted to $12,003,542 or 8.8% of net assets.

~	Interest Only Security
#	Variable rate security. Rate disclosed is as of June 30, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
A Message to Our Shareholders
June 30, 2017

Dear Shareholder:

During the year ended June 30, 2017, the Brown Advisory Total Return Fund Institutional Shares (the “Fund”) was up 0.80%, modestly ahead of the -0.31% return for the Bloomberg Barclays US Aggregate Bond Index, the Fund’s benchmark.

The Fund aims to generate performance primarily through individual security analysis, supported by a detailed and disciplined credit process. Duration and sector weightings are set mainly by an analysis of the intermediate-term risk/reward as opposed to any particular macro forecast.

The last year has been a period of high interest rate volatility but persistently tighter credit spreads. While the Fund was generally overweight to credit, the Fund’s corporate bonds’ maturities were, on average, intentionally shorter than those in the benchmark. This positioning allows us to capitalize on our bottom-up selection while not courting unnecessary volatility at the portfolio level.

The attribution for this period validates this approach. For corporate bonds, the “allocation” effect, which measures the impact of your weightings to a class of bonds, was negative 0.25%. But the “selection” effect was +1.30%, which means our selections performed far better than the average bond in the benchmark. This is exactly what we were trying to achieve, focusing our efforts where we have the biggest edge.

Among our stronger performing individual selections were Cornerstone Chemicals (+16.69%), Brookfield Residential (+14.03%), Micron Technology (+13.83%), Capital One (+12.24%) and Interface Security (+13.28%).

Mortgage Backed Securities (“MBS”) selection was a mild negative, with all the underperformance coming in the fourth quarter of 2016. Within MBS, we focus on bonds that will repay principal more slowly and, therefore, return more in interest over the life of the bond. The sudden jump in rates caused some of these bonds to look less attractive. Over time, even at higher rate levels, we believe that investors are better off with bonds that repay at a slower pace and we are happy to wait out this period of increased volatility.

The Fund utilized Treasury futures during the year to manage duration. This allowed the Fund to focus its security selection on whichever bond it found to be the most attractive anywhere on the maturity spectrum and then adjust overall Fund duration as needed. In general during the year, the futures position was net long, meaning it added to the duration of the Fund. The isolated performance effect of this was -1.20%, but this merely reflects the fact that interest rates generally rose during the year.

Looking forward, there are plenty of threats to the bond market: the economy could improve and interest rates could rise or the economy could weaken and credit could perform poorly. Finding the right balance of risk and reward at this point in the credit cycle requires a disciplined process, an open mind, and discerning analysis. We believe that if we can maintain attractive yields within our portfolios while avoiding poor risk/reward situations, we have the potential to deliver strong investment performance wherever the economy moves next.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. In addition, the fund is susceptible to risks from investments in derivatives, U.S. Government securities, and changes in interest rates. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Performance Information & Portfolio Holdings Summary
June 30, 2017

PORTFOLIO HOLDINGS	% of Net Assets
Corporate Bonds & Notes	34.1%
Mortgage Backed Securities	34.0%
Asset Backed Securities	26.9%
Money Market Funds	6.3%
U.S. Treasury Notes	6.1%
Municipal Bonds	2.3%
U.S. Treasury Bills	0.5%
Other Assets and Liabilities	(10.2)%
100.0%

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Bloomberg Barclays US Aggregate Bond Index (“Index”) is a broad-based benchmark that measures the investment grade US dollar-denominated, fixed rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees. Investors cannot invest directly in an index.

		Since Inception
Average Annual Total Return as of 6/30/17	One Year	(10/30/14)
Institutional Shares	0.80%	2.45%
Investor Shares	0.75%	2.40%
Bloomberg Barclays US Aggregate Bond Index	-0.31%	2.32%

	Institutional Shares	Investor Shares
Gross Expense Ratio[1]	0.51%	0.56%
Net Expense Ratio[1]	0.51%	0.56%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

[1]
Per the Fund’s prospectus dated October 31, 2016. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2017

Par Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 34.1%
725,000	Activision Blizzard, Inc.^	6.13%	09/15/2023	782,574
950,000	AerCap Ireland Capital DAC	3.50%	05/26/2022	976,004
1,100,000	American Tower Corp.	3.13%	01/15/2027	1,057,958
1,015,000	Analog Devices, Inc.	3.90%	12/15/2025	1,056,875
505,000	Asbury Automotive Group, Inc.	6.00%	12/15/2024	516,363
1,020,000	AstraZeneca PLC	3.38%	11/16/2025	1,042,953
1,080,000	AutoZone, Inc.	3.13%	04/21/2026	1,041,220
500,000	Ball Corp.	5.00%	03/15/2022	535,625
1,000,000	Becton Dickinson and Co.	3.73%	12/15/2024	1,017,981
1,005,000	Boston Properties L.P.	3.80%	02/01/2024	1,044,064
1,000,000	Broadcom Corp.^	3.88%	01/15/2027	1,028,895
1,035,000	Campbell Soup Co.	2.50%	08/02/2022	1,035,756
1,025,000	Canadian Natural Resources, Ltd.	3.80%	04/15/2024	1,038,829
1,000,000	Capital One Financial Corp.#	5.55%	12/29/2049	1,052,500
990,000	CC Holdings GS V LLC	3.85%	04/15/2023	1,042,114
1,010,000	Clorox Co.	3.05%	09/15/2022	1,036,869
870,000	CommScope Technologies LLC^	6.00%	06/15/2025	933,075
500,000	Cornerstone Chemical Co.^	9.38%	03/15/2018	501,250
1,000,000	Dollar General Corp.	4.15%	11/01/2025	1,057,286
934,000	Education Realty Operating Partnership L.P.	4.60%	12/01/2024	950,943
1,045,000	Energy Transfer L.P.	4.05%	03/15/2025	1,050,870
970,000	Equinix, Inc.	5.88%	01/15/2026	1,060,026
65,000	Equinix, Inc.	5.38%	05/15/2027	69,469
930,000	Fidelity National Information Services, Inc.	5.00%	10/15/2025	1,040,252
500,000	First Quality Finance Co., Inc.^	5.00%	07/01/2025	511,250
1,055,000	Healthcare Trust of America Holdings L.P.	3.75%	07/01/2027	1,044,974
475,000	Interface Security Systems Holdings, Inc.	9.25%	01/15/2018	474,406
1,055,000	JB Hunt Transport Services, Inc.	2.40%	03/15/2019	1,061,157
1,000,000	Keysight Technologies, Inc.	4.55%	10/30/2024	1,051,279
440,000	Lamar Media Corp.	5.75%	02/01/2026	475,750
445,000	Mercer International, Inc.	7.75%	12/01/2022	478,931
465,000	Meritor, Inc.	6.25%	02/15/2024	487,088
945,000	Micron Technology, Inc.	7.50%	09/15/2023	1,058,873
990,000	MPLX L.P.	4.88%	12/01/2024	1,057,101
500,000	Mylan NV	3.95%	06/15/2026	507,547
950,000	Sabine Pass Liquefaction LLC	5.88%	06/30/2026	1,063,557
338,000	ServiceMaster Co. LLC	7.45%	08/15/2027	370,955
440,000	SESI LLC	6.38%	05/01/2019	436,700
845,000	Springs Industries, Inc.	6.25%	06/01/2021	875,631
1,000,000	TechnipFMC PLC^	3.45%	10/01/2022	997,439
450,000	Teck Resources, Ltd.^	8.50%	06/01/2024	520,875
598,000	Tenneco, Inc.	5.00%	07/15/2026	606,223
940,000	Verisk Analytics, Inc.	4.00%	06/15/2025	972,894
950,000	Verizon Communications, Inc.	5.15%	09/15/2023	1,056,658
25,000	Viking Cruises, Ltd^	8.50%	10/15/2022	26,344
500,000	Viking Cruises, Ltd.^	6.25%	05/15/2025	506,250
Total Corporate Bonds & Notes (Cost $37,406,518)				37,611,633

Mortgage Backed Securities — 34.0%
400,000	BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY#^	2.21%	09/15/2026	401,164
400,000	BAMLL Commercial Mortgage Securities Trust, Series 2017-BNK3	3.75%	02/17/2050	414,043
600,000	BANK, Series 2017-BNK4	3.78%	05/17/2050	619,442
120,385	Bayview Opportunity Master Fund IIIb Trust, Series 2017-CRT2 M#^	3.22%	11/25/2027	120,595
250,000	Chicago Skyscraper Trust, Series 2017-SKY B#^	2.26%	02/15/2030	250,760
250,000	Chicago Skyscraper Trust, Series 2017-SKY C#^	2.41%	02/15/2030	250,882
150,000	Cosmopolitan Hotel Trust, Series 2016-COSMO C#^	3.81%	11/15/2033	151,629
250,000	CSMC, Series 2017-HD B#^	2.51%	02/18/2031	251,007

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2017

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 34.0% (Continued)
250,000	CSMC, Series 2017-HD C#^	2.86%	02/18/2031	251,331
200,000	CSMC, Series 2017-LSTK A^	2.76%	04/07/2033	202,568
200,000	CSMC, Series 2014-TIKI A#^	2.11%	09/15/2038	200,298
800,000	FHLMC Gold, 2.5%, Due TBA July	2.50%	07/15/2032	804,625
800,000	FHLMC Gold, 3.0%, Due TBA July	3.00%	07/15/2032	821,563
1,000,000	FHLMC Gold, 3.0%, Due TBA July	3.00%	07/15/2047	997,891
4,000,000	FHLMC Gold, 3.5%, Due TBA July	3.50%	07/15/2047	4,109,581
618,425	FHLMC PC, Pool# J3-2596	3.50%	08/01/2030	645,468
725,942	FHLMC PC, Pool# G0-7289	3.00%	11/01/2042	730,282
398,503	FHLMC PC, Pool# Q4-6676	4.50%	03/01/2047	427,128
698,232	FHLMC PC, Pool# Q4-7280	4.50%	04/01/2047	748,403
349,533	FHLMC PC, Pool# Q4-7871	4.00%	05/01/2047	368,844
649,188	FHLMC PC, Pool# Q4-7885	4.50%	05/01/2047	695,818
3,153,911	FHLMC REMIC, Series 4094~	2.50%	03/15/2027	223,664
804,124	FHLMC REMIC, Series 4107~	3.00%	08/15/2027	178,852
2,087,890	FHLMC REMIC, Series 4143~	3.50%	09/15/2042	251,992
998,018	FHLMC REMIC, Series 4495~	3.50%	07/15/2045	184,570
275,000	FHLMC SCRTT, Series 2016-1 M1#^	3.00%	09/25/2055	267,432
569,171	FHLMC STACR Debt Notes, Series 2014-DN2#	2.87%	04/25/2024	578,368
682,667	FHLMC STACR Debt Notes, Series 2015-DNA3#	4.07%	04/25/2028	707,257
560,000	FHLMC STACR Debt Notes, Series 2016-DNA2#	3.42%	10/25/2028	571,661
2,037,197	FHMS, Series K-721#~	0.46%	08/25/2022	30,195
610,235	FHMS, Series K-J07	1.53%	09/25/2022	594,084
2,219,170	FHMS, Series K-722#~	1.44%	03/25/2023	135,681
1,748,410	FHMS, Series K-723#~	0.96%	08/25/2023	85,115
3,248,759	FHMS, Series K-725#~	0.84%	01/25/2024	132,054
3,482,302	FHMS, Series K-046#~	0.50%	03/25/2025	89,026
1,571,073	FHMS, Series K-055#~	1.50%	03/25/2026	152,598
823,507	FHMS, Series K-056#~	1.40%	05/25/2026	74,276
699,230	FHMS, Series K-057#~	1.33%	07/25/2026	60,768
681,017	FHMS, Series K-058#~	1.06%	08/25/2026	47,073
2,249,375	FHMS, Series K-064#~	0.75%	03/25/2027	111,409
675,000	FHMS, Series K-724#~	1.93%	12/25/2044	67,630
1,225,000	FHMS, Series K-725#~	2.15%	02/25/2045	142,907
1,842,839	FNMA, Pool# AS2249	4.00%	04/01/2039	1,947,446
950,893	FNMA, Pool# AB9349	3.00%	05/01/2043	955,065
612,105	FNMA, Pool# AU6230	5.00%	09/01/2043	669,927
869,921	FNMA, Pool# AY0677	3.50%	03/01/2045	898,608
610,160	FNMA, Pool# AZ8218	4.00%	08/01/2045	642,000
787,894	FNMA, Pool# BD2775	4.00%	07/01/2046	832,793
997,346	FNMA, Pool# BD3994	4.00%	04/01/2047	1,049,745
249,671	FNMA, Pool# BH3057	4.00%	05/01/2047	263,364
2,000,000	FNMA, 3.0%, Due TBA July	3.00%	07/15/2047	1,997,460
3,500,000	FNMA, 3.5%, Due TBA July	3.50%	07/15/2047	3,595,020
1,000,000	FNMA, 4.0%, Due TBA July	4.00%	07/01/2047	1,051,289
850,000	FREMF Mortgage Trust, Series 2017-K725#^	4.01%	02/25/2024	851,384
300,000	FREMF Mortgage Trust, Series 2016-K723#^	3.70%	10/25/2039	296,402
250,000	FREMF Mortgage Trust, Series 2017-K726#^	3.97%	07/25/2049	251,902
250,000	FREMF Mortgage Trust, Series 2017-K724#^	3.60%	12/25/2049	245,773
1,247,070	GNMA REMIC Trust, Series 2014-45#~	0.77%	07/16/2054	57,440
1,019,422	GNMA REMIC Trust, Series 2014-135#~	0.84%	01/16/2056	53,789
1,066,112	GNMA REMIC Trust, Series 2015-172#~	0.94%	03/16/2057	69,523
1,419,744	GNMA REMIC Trust, Series 2016-40#~	0.81%	07/16/2057	88,597
1,131,319	GNMA REMIC Trust, Series 2016-56#~	1.00%	11/16/2057	86,155
1,300,858	GNMA REMIC Trust, Series 2016-98#~	0.98%	05/16/2058	97,242
1,191,771	GNMA REMIC Trust, Series 2016-110#~	1.05%	05/16/2058	92,328
The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2017

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 34.0% (Continued)
612,680	GNMA REMIC Trust, Series 2016-127#~	0.96%	05/16/2058	47,420
1,500,000	GNMA, 3.0%, Due TBA July	3.00%	07/15/2047	1,515,234
300,000	GSMS Trust, Series 2017-GS6	3.64%	05/12/2050	307,870
200,000	JPMCC, Series 2016-ASH A#^	2.66%	10/15/2034	201,000
200,000	MSC, Series 2017-PRME B#^	2.51%	02/15/2034	200,936
500,000	WFCM, Series A-3	2.65%	08/17/2049	483,060
555,000	WFCM, Series 2017-RB1 AS	3.76%	03/17/2050	578,567
Total Mortgage Backed Securities (Cost $37,677,795)				37,577,273

Asset Backed Securities — 26.9%
248,415	Aircraft Certificate Owner Trust, Series 2003-1A E^	7.00%	09/20/2022	266,736
175,000	American Credit Acceptance Receivables Trust, Series 2014-1 D^	5.20%	04/12/2021	175,161
150,000	American Credit Acceptance Receivables Trust, Series 2015-1 C^	4.29%	04/12/2021	152,393
300,000	American Credit Acceptance Receivables Trust, Series 2017-2 B^	2.46%	04/12/2021	299,987
752,856	AmeriCredit Auto Receivables Trust, Series A-1	1.20%	05/18/2018	752,846
400,000	Babson CLO, Ltd., Series 2013-IA D#^	4.66%	04/20/2025	400,609
193,961	Bayview Opportunity Master Fund IVb Trust, Series 2017-CRT1 M#^	3.37%	10/25/2028	194,585
162,131	Bayview Opportunity Master Fund IVb Trust, Series 2017-NPL1 A1#^	3.60%	01/28/2032	162,200
244,914	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL4 A#^	3.50%	01/28/2055	251,174
165,253	BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A A^	2.94%	05/25/2029	165,868
164,783	Capital Auto Receivables Asset Trust, Series 2014-1 B	2.22%	01/22/2019	164,888
571,391	Continental Airlines Trust, Series 1999-1 A	6.55%	08/02/2020	597,104
86,072	Continental Airlines Trust, Series 2000-1 A-1	8.05%	05/01/2022	95,540
86,935	CPS Auto Receivables Trust, Series 2016-D A^	1.50%	06/15/2020	86,777
200,000	CPS Auto Receivables Trust, Series 2017-A B^	2.68%	05/17/2021	201,337
175,000	CPS Auto Receivables Trust, Series 2017-B B^	2.33%	05/17/2021	175,145
500,000	Dell Equipment Finance Trust, Series 2015-2 B^	2.21%	09/22/2020	501,209
150,000	Drive Auto Receivables Trust, Series 2017-BA B^	2.20%	05/15/2020	150,248
84,898	DT Auto Owner Trust, Series 2016-1A B^	2.79%	05/15/2020	85,087
159,340	Exeter Automobile Receivables Trust, Series 2016-3A A^	1.84%	11/16/2020	158,997
714,951	Federal Express Corp., Series 1998-1	6.72%	07/15/2023	784,194
500,000	Finn Square CLO, Ltd., Series 2012-1A C#^	4.90%	12/24/2023	500,139
300,000	Flagship Credit Auto Trust, Series 2014-2 B^	2.84%	11/16/2020	301,989
500,000	Grippen Park CLO, Ltd., Series 2017-1A C#^	3.55%	01/20/2030	501,265
1,500,000	Highbridge Loan Management, Ltd., Series 4A-2014 A2A#^	3.22%	07/28/2025	1,500,303
1,500,000	Highbridge Loan Management, Ltd., Series 4A-2014 B#^	4.17%	07/28/2025	1,501,484
800,000	Highbridge Loan Management, Ltd., Series 7A-2015 C#^	4.56%	11/15/2026	802,967
1,000,000	Highbridge Loan Management, Ltd., Series 6A-2015 C#^	4.24%	05/05/2027	1,000,605
60,876	Hilton Grand Vacations Trust, Series 2013-A A^	2.28%	01/25/2026	60,709
137,243	Hilton Grand Vacations Trust, Series 2017-AA A^	2.66%	12/26/2028	137,400
625,000	Madison Park Funding XVII, Ltd.#^	3.56%	07/21/2030	625,664
750,000	Madison Park Funding XVII, Ltd.#^	2.91%	07/21/2030	750,806
72,776	MVW Owner Trust, Series 2013-1A A^	2.15%	04/22/2030	72,569
185,991	MVW Owner Trust, Series 2015-1A A^	2.52%	12/20/2032	185,190
83,465	MVW Owner Trust, Series 2016-1A A^	2.25%	12/20/2033	82,514
1,000,000	Octagon Investment Partners XXII, Ltd., Series 2014-1A B2R#^	2.72%	11/25/2025	1,001,678
750,000	Octagon Investment Partners 24, Ltd., Series 2015-1A A2#^	3.12%	05/21/2027	750,179
1,000,000	Octagon Investment Partners 30, Ltd., Series 2017-1A A2B#^	3.38%	03/17/2030	1,001,760
168,268	Orange Lake Timeshare Trust, Series 2016-A A^	2.61%	03/08/2029	168,159
42,320	OSCAR U.S. Funding Trust V, Series 2016-2A A2B#^	2.39%	11/15/2019	42,521
170,000	OSCAR U.S. Funding Trust VI LLC, Series 2017-1A A2B#^	1.92%	05/11/2020	170,092
270,345	OSCAR U.S. Funding Trust IV, Series 2016-1A A2B#^	2.69%	07/15/2020	271,959
1,000,000	OZLM Funding IV, Ltd., Series 2013-4A A2#^	2.90%	07/22/2025	1,000,142
1,000,000	OZLM XIII, Ltd., Series 2015-13A A2#^	3.27%	07/30/2027	1,004,216
600,000	Prestige Auto Receivables Trust, Series 2014-1A B^	1.91%	04/15/2020	600,581
750,000	Regatta III Funding, Ltd.#^	4.60%	04/15/2026	753,750
608,661	Santander Drive Auto Receivables Trust, Series 2013-A^	3.12%	10/15/2019	610,474

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2017

Par Value	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 26.9% (Continued)
321,709	Santander Drive Auto Receivables Trust, Series 2015-1 B	1.97%	11/15/2019	321,912
530,000	Santander Drive Auto Receivables Trust, Series 2016-1 B	2.47%	12/15/2020	533,249
400,000	Santander Drive Auto Receivables Trust, Series 2017-2	2.79%	08/15/2022	399,782
53,401	Sierra Timeshare Receivables Funding LLC, Series 2014-1A A^	2.07%	03/20/2030	53,342
69,487	Sierra Timeshare Receivables Funding LLC, Series 2014-3A A^	2.30%	10/20/2031	69,497
68,511	Sierra Timeshare Receivables Funding LLC, Series 2015-2A A^	2.43%	06/20/2032	68,456
69,574	Sierra Timeshare Receivables Funding LLC, Series 2015-3A A^	2.58%	09/20/2032	69,802
134,761	Sierra Timeshare Receivables Funding LLC, Series 2016-2A A^	2.33%	07/20/2033	134,738
100,959	Sierra Timeshare Receivables Funding LLC, Series 2016-3A A^	2.43%	10/20/2033	100,206
127,697	Sierra Timeshare Receivables Funding LLC, Series 2017-1A A^	2.91%	03/20/2034	128,912
202,492	Southwest Airlines Co., Series 2007-1	6.15%	02/01/2024	224,260
1,000,000	Stewart Park CLO, Ltd., Series 2015-1A B#^	3.16%	04/15/2026	1,001,258
1,000,000	Stewart Park CLO, Ltd., Series 2015-1A C#^	4.06%	04/15/2026	1,001,316
94,326	SVO VOI Mortgage LLC, Series 2012-AA A^	2.00%	09/20/2029	93,483
283,325	TCF Auto Receivables Owner Trust, Series 2016-PT1A A^	1.93%	06/15/2022	283,157
37,428	US Airways Pass Through Trust, Series 1999-1 A	8.36%	07/20/2020	37,802
375,000	Verizon Owner Trust, Series 2016-1A A^	1.42%	01/20/2021	373,614
132,543	VOLT XXXVIII LLC, Series 2015-NP12 A1#^	3.88%	09/25/2045	133,436
304,914	VOLT LI LLC, Series 2016-NPL11 A1#^	3.50%	10/25/2046	305,933
93,652	VOLT LIV LLC, Series 2017-NPL1 A1#^	3.50%	02/25/2047	93,947
140,391	VOLT LV LLC, Series 2017-NPL2 A1#^	3.50%	03/25/2047	140,974
229,278	VOLT LVI LLC, Series 2017-NPL3 A1#^	3.50%	03/25/2047	230,577
152,011	VOLT LVII LLC, Series 2017-NPL4 A1#^	3.38%	04/25/2047	152,278
217,570	VOLT LVIII LLC, Series 2017-NPL5 A1#^	3.38%	05/28/2047	218,032
218,749	VOLT LIX LLC, Series 2017-NPL6 A1#^	3.25%	05/28/2047	219,565
125,000	VOLT LXI LLC, Series 2017-NPL8 A1#^	3.13%	06/25/2047	125,112
129,343	VOLT XXXIII LLC, Series 2015-NPL5 A1#^	3.50%	03/25/2055	130,140
750,000	Voya CLO, Ltd., Series 2013-1A C#^	4.66%	04/15/2024	750,145
89,762	VSE VOI Mortgage LLC, Series 2016-A A^	2.54%	07/20/2033	89,523
100,000	Westlake Automobile Receivables Trust, Series 2016-2A B^	2.30%	11/15/2019	100,177
69,018	Westlake Automobile Receivables Trust, Series 2015-1A C^	2.29%	11/16/2020	69,102
175,000	Westlake Automobile Receivables Trust, Series 2016-1A C^	3.29%	09/15/2021	176,784
175,000	Westlake Automobile Receivables Trust, Series 2016-3A B^	2.07%	12/15/2021	174,679
175,000	Westlake Automobile Receivables Trust, Series 2016-3A C^	2.46%	01/18/2022	174,624
305,000	Westlake Automobile Receivables Trust, Series 2017-1A C^	2.70%	10/17/2022	306,094
Total Asset Backed Securities (Cost $29,611,229)				29,707,108

Municipal Bonds — 2.3%
230,000	American Municipal Power, Inc.	6.05%	02/15/2043	283,919
1,200,000	Health Care Authority for Baptist Health	5.50%	11/15/2043	1,339,488
800,000	North Texas Tollway Authority	8.91%	02/01/2030	917,544
Total Municipal Bonds (Cost $2,492,136)				2,540,951
	U.S. Treasury Notes — 6.1%
6,720,000	United States Treasury Note†	0.75%	10/31/2017	6,712,540
Total U.S. Treasury Notes (Cost $6,718,367)				6,712,540

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2017

Par
Value/Shares	Security Description	Value $
Short-Term Investments — 6.8%

Money Market Funds — 6.3%
6,923,309	First American Treasury Obligations Fund — Class Z, 0.85%*	6,923,309

U.S. Treasury Bills — 0.5%
550,000	United States Treasury Bill†	549,047
Total Short-Term Investments (Cost $7,472,440)		7,472,356
Total Investments — 110.2% (Cost $121,378,485)		121,621,861
Liabilities in Excess of Other Assets — (10.2)%		(11,268,377)
NET ASSETS — 100.0%		$110,353,484

*	Annualized seven-day yield as of June 30, 2017.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the value of these securities amounted to $35,998,546 or 32.6% of net assets.

~	Interest Only Security
†	All or a portion of this security is pledged as collateral in connection with open futures contracts.
#	Variable rate security. Rate disclosed is as of June 30, 2017.

Futures Contracts — Long (Note 7)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 5-Year Note Futures September 2017	20	09/29/2017	$2,362,437	$2,356,719	$(5,718)
U.S. Treasury Long Bond Futures September 2017	18	09/20/2017	2,746,915	2,766,375	19,460
U.S. Treasury Ultra Bond Futures September 2017	62	09/20/2017	10,169,864	10,284,250	114,386
			$15,279,216	$15,407,344	$128,128

Futures Contracts — Short (Note 7)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 10-Year Note Futures September 2017	(30)	09/20/2017	$(3,771,420)	$(3,765,938)	$5,482
			$(3,771,420)	$(3,765,938)	$5,482

There is no variation margin due to or from the Fund as of June 30, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
A Message to Our Shareholders
June 30, 2017

Dear Shareholder:

The Brown Advisory Strategic Bond Fund Advisor Shares (the “Fund”) gained 3.65% in the year ended June 30, 2017, beating the -0.16% return for the Bloomberg Barclays Intermediate US Aggregate Bond Index, the Fund’s benchmark.

The Fund’s strategy is founded upon deep credit research that, in turn, feeds our proprietary risk pricing models; we believe this process helps us to consistently identify individual securities offering the best risk-adjusted return. We analyze investment ideas using rigorous underwriting standards and fundamental analysis to identify, assess, and price a bond’s risks. Our methodology allows us to compare the expected return of bonds across multiple sectors, using our due diligence process to adjust for both the impairment risk and interest rate risk, thereby driving our capital allocation decisions from the bottom-up. The consistent application of a sizing model focused on a bond’s estimated downside mitigates idiosyncratic risks.

The Fund attempts to mitigate duration risk and has been operating with a duration less than half that of our stated benchmark. As such, the Fund has been managed with a duration of roughly 1.0-2.0 over the course of the past year. As we have previously stated, we are not attempting to generate meaningful alpha by making a bet on the direction of interest rates. Instead, we aim to keep our sensitivity to interest rates low by buying shorter-dated bonds, using hedges such as Treasury futures and by purchasing floating rate instruments; floating rate debt comprised 45% of Fund assets at year-end.

The Fund’s annual gain came despite a negative return for the benchmark. The price of a 10-year U.S. Treasury fell roughly 6% due to its yield increasing 80 basis points for the year ended June 30, 2017. The fund’s relatively shorter duration and its relatively higher yield, combined with the strong performance of its corporate and corporate-backed bonds contributed to the Fund’s benchmark outperformance. In stark contrast to the volatility in credit markets experienced last year, the 12 months ended June 30, 2017 were marked by persistent spread compression across multiple fixed income sectors as volatility subsided, oil markets improved and corporate default rates steadily fell.

Over the past year, we have maintained our allocation to structured products including commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLOs), government-sponsored enterprise (GSE) risk-sharing instruments, subprime auto asset-backed securities (ABS), and agency-backed specified mortgage pools. In the past year, we have expanded this universe to include other asset-backed instruments including, among others, timeshare ABS and mortgages on commercial aircraft – known as EETCs. We continue to believe that structured products are instrumental in helping us to improve the overall credit quality of the portfolio, enhance returns, reduce duration, and provide diversification. Despite the continued use of structured products, we expect that the bulk of our alpha will be driven by investments in corporate bonds, as it was over the last 12 months. Our high yield exposure ended the year at approximately 15%.

Looking ahead, we are continuously focused on seeking to maximize risk-adjusted return by consistently applying our deep due diligence process and proprietary risk pricing models to ensure optimal allocation on a risk-reward basis. As such, our focus remains on lending against stable or improving cash flows that we expect to perform through an entire business cycle. To reiterate, we are focused on credits that are capable of generating free cash flow through the cycle, offer good structures that protect recoveries in a downside scenario and have strong enterprise value coverage. By design, these criteria tend to cull our investment universe, guiding us toward what we believe are solid, defensible business models with good industry fundamentals and strong management teams. We believe that our disciplined credit process has the potential to continue to add value whether credit is widening or tightening and that this can be a key driver of performance going forward.

Sincerely,

Robert H. Snyder
Portfolio Manager

Thomas D.D. Graff, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
A Message to Our Shareholders
June 30, 2017

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. A non-diversified fund may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, a non-diversified fund is more exposed to individual stock volatility than a diversified fund. The fund may make short sales of securities, which involve the risk that losses in a security may exceed the original amount invested in that security. The risks of investments in derivatives, including options on futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Income from tax-exempt securities may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor’s. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Adviser will classify the security as non-rated.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Performance Information & Portfolio Holdings Summary
June 30, 2017

PORTFOLIO HOLDINGS	% of Net Assets
Asset Backed Securities	50.0%
Mortgage Backed Securities	29.6%
Corporate Bonds & Notes	22.2%
Exchange Traded Funds	3.9%
Municipal Bonds	3.0%
Money Market Funds	2.4%
Closed-End Funds	0.8%
Preferred Stocks	0.1%
Other Assets and Liabilities	(12.0)%
100.0%

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based bond index. The Bloomberg Barclays Intermediate US Aggregate Bond Index (“Index”) represents domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities and durations in the intermediate range. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees. Investors cannot invest directly in an index.

			Since Inception
Average Annual Total Return as of 6/30/17	One Year	Five Year	(9/30/11)
Investor Shares[1]	3.92%	2.07%	1.28%
Advisor Shares	3.65%	1.78%	0.99%
Bloomberg Barclays Intermediate US Aggregate Bond Index	-0.16%	1.87%	2.14%

	Investor Shares	Advisor Shares
Gross Expense Ratio[2]	0.76%	1.01%
Net Expense Ratio[2]	0.73%	0.98%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced. Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

[1]
Performance information for the Investor Shares, prior to commencement of operations on October 31, 2014, is based on the performance of Advisor Shares, and adjusted for the lower expenses applicable to Investor Shares.

[2]
Per the Fund’s prospectus dated October 31, 2016. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
June 30, 2017

Par Value	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 50.0%
207,241	Aircraft Certificate Owner Trust, Series 2003-1A E^	7.00%	09/20/2022	222,525
429,353	Ally Auto Receivables Trust, Series 2015-1 A3	1.39%	09/16/2019	429,256
58,789	American Credit Acceptance Receivables Trust, Series 2014-2 C^	3.59%	03/10/2020	58,883
175,000	American Credit Acceptance Receivables Trust, Series 2014-1 D^	5.20%	04/12/2021	175,161
150,000	American Credit Acceptance Receivables Trust, Series 2015-1 C^	4.29%	04/12/2021	152,393
300,000	American Credit Acceptance Receivables Trust, Series 2017-2 B^	2.46%	04/12/2021	299,987
11,387	AmeriCredit Automobile Receivables Trust, Series 2013-3 C	2.38%	06/10/2019	11,403
88,420	AmeriCredit Automobile Receivables Trust, Series 2014-2 B	1.60%	07/08/2019	88,428
67,267	AmeriCredit Automobile Receivables Trust, Series 2013-4 C	2.72%	09/09/2019	67,425
1,780,000	AmeriCredit Automobile Receivables Trust, Series 2014-3 B	1.92%	11/08/2019	1,782,227
205,000	AmeriCredit Automobile Receivables Trust, Series 2014-2 C	2.18%	06/08/2020	205,777
280,000	AmeriCredit Automobile Receivables Trust, Series 2013-2 E^	3.41%	10/08/2020	280,912
555,000	AmeriCredit Automobile Receivables Trust, Series 2015-2 C	2.40%	01/08/2021	559,495
1,000,000	Atlas Senior Loan Fund IV, Ltd., Series 2013-2A A3L#^	3.88%	02/17/2026	1,000,274
500,000	Babson CLO, Ltd., Series 2013-IA D#^	4.66%	04/20/2025	500,761
193,961	Bayview Opportunity Master Fund IVb Trust, Series 2017-CRT1 M#^	3.37%	10/25/2028	194,585
117,631	Bayview Opportunity Master Fund IVb Trust, Series 2016-RN4 A1#^	3.47%	10/28/2031	118,701
162,131	Bayview Opportunity Master Fund IVb Trust, Series 2017-NPL1 A1#^	3.60%	01/28/2032	162,200
244,914	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL4 A#^	3.50%	01/28/2055	251,174
1,000,000	BlueMountain CLO, Ltd, Series 2014-1A D#^	4.62%	04/30/2026	1,009,231
750,000	BlueMountain CLO, Ltd, Series 2015-2A D#^	4.71%	07/19/2027	753,649
1,500,000	BlueMountain CLO, Ltd., Series 2015-3A B#^	4.26%	10/20/2027	1,508,509
165,253	BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A A^	2.94%	05/25/2029	165,868
299,605	Capital Auto Receivables Asset Trust, Series 2014-1 B	2.22%	01/22/2019	299,797
750,000	Capital Auto Receivables Asset Trust, Series 2014-3 B^	2.35%	07/22/2019	752,853
1,000,000	Carlyle Global Market Strategies CLO, Ltd., Series 2014-1A BR#^	2.96%	04/17/2025	1,001,597
1,000,000	CBAM, Ltd., Series 2017-1A B#^	3.13%	07/20/2030	1,000,000
206,156	Continental Airlines Trust, Series 1999-1 A	6.55%	08/02/2020	215,433
86,072	Continental Airlines Trust, Series 2000-1 A-1	8.05%	05/01/2022	95,540
14,695	CPS Auto Receivables Trust, Series 2014-C A^	1.31%	02/15/2019	14,693
69,548	CPS Auto Receivables Trust, Series 2016-D A^	1.50%	06/15/2020	69,422
200,000	CPS Auto Receivables Trust, Series 2017-A B^	2.68%	05/17/2021	201,337
175,000	CPS Auto Receivables Trust, Series 2017-B B^	2.33%	05/17/2021	175,145
6,151	Dell Equipment Finance Trust, Series 2015-1 A3^	1.30%	03/23/2020	6,151
1,000,000	Dell Equipment Finance Trust, Series 2015-2 B^	2.21%	09/22/2020	1,002,418
128,043	Drive Auto Receivables Trust, Series 2017-AA A2^	1.48%	03/15/2019	128,017
345,000	Drive Auto Receivables Trust, Series 2017-BA B^	2.20%	05/15/2020	345,571
150,000	Drive Auto Receivables Trust, Series 2017-AA B^	2.51%	01/15/2021	150,605
600,000	Drive Auto Receivables Trust, Series 2016-AA C^	3.91%	05/17/2021	609,385
400,000	Drive Auto Receivables Trust, Series 2017-1 C	2.84%	04/15/2022	399,888
82,517	DT Auto Owner Trust, Series 2015-3A B^	2.46%	11/15/2019	82,643
84,898	DT Auto Owner Trust, Series 2016-1A B^	2.79%	05/15/2020	85,087
79,670	Exeter Automobile Receivables Trust, Series 2016-3A A^	1.84%	11/16/2020	79,499
476,634	Federal Express Corp., Series 1998-1	6.72%	07/15/2023	522,796
500,000	Finn Square CLO, Ltd., Series 2012-1A C#^	4.90%	12/24/2023	500,139
269,001	Flagship Credit Auto Trust, Series 2013-2 B^	3.21%	08/15/2019	269,314
49,696	Flagship Credit Auto Trust, Series 2016-3 A1^	1.61%	12/16/2019	49,676
300,000	Flagship Credit Auto Trust, Series 2014-2 B^	2.84%	11/16/2020	301,989
1,000,000	GoldenTree Loan Management CLO, Ltd., Series 2017-1A C#^	3.38%	04/20/2029	1,001,296
1,000,000	Grippen Park CLO, Ltd., Series 2017-1A C#^	3.55%	01/20/2030	1,002,530
1,500,000	Highbridge Loan Management, Ltd., Series 4A-2014 A2A#^	3.22%	07/28/2025	1,500,303
1,500,000	Highbridge Loan Management, Ltd., Series 4A-2014 B#^	4.17%	07/28/2025	1,501,484
1,000,000	Highbridge Loan Management, Ltd., Series 7A-2015 D#^	4.93%	11/15/2026	1,001,238
2,000,000	Highbridge Loan Management, Ltd., Series 6A-2015 C#^	4.24%	05/05/2027	2,001,209
48,701	Hilton Grand Vacations Trust, Series 2013-A A^	2.28%	01/25/2026	48,568
137,243	Hilton Grand Vacations Trust, Series 2017-AA A^	2.66%	12/26/2028	137,400

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
June 30, 2017

Par Value	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 50.0% (Continued)
1,000,000	Madison Park Funding XXV, Ltd.#^	3.75%	04/25/2029	1,000,808
750,000	Madison Park Funding XVII, Ltd.#^	2.91%	07/21/2030	750,806
700,000	Madison Park Funding XVII, Ltd.#^	3.56%	07/21/2030	700,744
750,000	Magnetite IX, Ltd.#^	4.35%	07/25/2026	750,044
1,000,000	Magnetite IX, Ltd.#^	3.16%	07/25/2026	1,000,022
168,841	MVW Owner Trust, Series 2013-1A A^	2.15%	04/22/2030	168,360
385,268	MVW Owner Trust, Series 2015-1A A^	2.52%	12/20/2032	383,607
292,129	MVW Owner Trust, Series 2016-1A A^	2.25%	12/20/2033	288,797
163,858	Nissan Auto Receivables Owner Trust, Series 2013-C	1.30%	06/15/2020	163,784
1,000,000	Octagon Investment Partners XVI, Ltd., Series 2013-1A D#^	4.51%	07/17/2025	993,760
2,000,000	Octagon Investment Partners XXII, Ltd., Series 2014-1A D1R#^	4.42%	11/25/2025	2,010,000
500,000	Octagon Investment Partners XIX, Ltd., Series 2014-1A CR#^	3.26%	04/15/2026	506,341
750,000	Octagon Investment Partners 24, Ltd., Series 2015-1A A2#^	3.12%	05/21/2027	750,179
1,000,000	Octagon Investment Partners XIV, Ltd., Series 2012-1A CR#^	5.16%	07/15/2029	1,002,347
1,000,000	Octagon Investment Partners 30, Ltd., Series 2017-1A B#^	3.38%	03/17/2030	1,001,760
168,268	Orange Lake Timeshare Trust, Series 2016-A A^	2.61%	03/08/2029	168,159
42,320	OSCAR U.S. Funding Trust V, Series 2016-2A A2B#^	2.39%	11/15/2019	42,521
170,000	OSCAR U.S. Funding Trust VI LLC, Series 2017-1A A2B#^	1.92%	05/11/2020	170,092
150,000	OSCAR U.S. Funding Trust, Series 2014-1A A4^	2.55%	12/15/2021	149,515
1,000,000	OZLM Funding IV, Ltd., Series 2013-4A A2#^	2.90%	07/22/2025	1,000,142
500,000	OZLM XII, Ltd., Series 2015-12A C#^	4.87%	04/30/2027	501,732
1,000,000	OZLM XIII, Ltd., Series 2015-13A A2#^	3.27%	07/30/2027	1,004,216
200,000	Prestige Auto Receivables Trust, Series 2014-1A B^	1.91%	04/15/2020	200,194
101,143	Prestige Auto Receivables Trust, Series 2015-1 A3^	1.53%	02/15/2021	101,107
1,500,000	Regatta III Funding, Ltd., Series 2014-1A A2R#^	2.80%	04/15/2026	1,500,000
750,000	Regatta III Funding, Ltd., Series 2014-1A CR#^	4.60%	04/15/2026	753,750
1,000,000	Regatta Funding L.P., Series 2013-2A BR#^	4.06%	01/15/2029	1,002,214
104,383	Santander Drive Auto Receivables Trust, Series 2013-5 C	2.25%	06/17/2019	104,553
8,694	Santander Drive Auto Receivables Trust, Series 2014-5 B	1.76%	09/16/2019	8,695
100,534	Santander Drive Auto Receivables Trust, Series 2015-1 B	1.97%	11/15/2019	100,597
79,440	Santander Drive Auto Receivables Trust, Series 2013-4 C	3.25%	01/15/2020	79,647
103,461	Santander Drive Auto Receivables Trust, Series 2014-1 C	2.36%	04/15/2020	103,692
261,000	Santander Drive Auto Receivables Trust, Series 2015-4 B	2.26%	06/15/2020	261,597
400,000	Santander Drive Auto Receivables Trust, Series 2016-1 B	2.47%	12/15/2020	402,452
400,000	Santander Drive Auto Receivables Trust, Series 2017-2 C	2.79%	08/15/2022	399,782
173,085	Sierra Timeshare Receivables Funding LLC, Series 2014-3A A^	2.30%	10/20/2031	173,110
68,511	Sierra Timeshare Receivables Funding LLC, Series 2015-2A A^	2.43%	06/20/2032	68,456
69,574	Sierra Timeshare Receivables Funding LLC, Series 2015-3A A^	2.58%	09/20/2032	69,802
67,381	Sierra Timeshare Receivables Funding LLC, Series 2016-2A A^	2.33%	07/20/2033	67,369
100,959	Sierra Timeshare Receivables Funding LLC, Series 2016-3A A^	2.43%	10/20/2033	100,206
170,263	Sierra Timeshare Receivables Funding LLC, Series 2017-1A A^	2.91%	03/20/2034	171,883
286,545	Southwest Airlines Co., Series 2007-1	6.15%	02/01/2024	317,349
1,000,000	Stewart Park CLO, Ltd., Series 2015-1A B#^	3.16%	04/15/2026	1,001,258
1,000,000	Stewart Park CLO, Ltd., Series 2015-1A C#^	4.06%	04/15/2026	1,001,316
94,326	SVO VOI Mortgage LLC, Series 2012-AA A^	2.00%	09/20/2029	93,483
50,979	TCF Auto Receivables Owner Trust, Series 2016-1A A2^	1.39%	11/15/2019	50,931
283,325	TCF Auto Receivables Owner Trust, Series 2016-PT1A A^	1.93%	06/15/2022	283,157
37,428	US Airways Pass Through Trust, Series 1999-1 A	8.36%	07/20/2020	37,802
375,000	Verizon Owner Trust, Series 2016-1A A^	1.42%	01/20/2021	373,614
132,543	VOLT XXXVIII LLC, Series 2015-NPL12 A1#^	3.88%	09/25/2045	133,436
304,914	VOLT LI LLC, Series 2016-NP11 A1#^	3.50%	10/25/2046	305,933
93,652	VOLT LIV LLC, Series 2017-NPL1 A1#^	3.50%	02/25/2047	93,947
140,391	VOLT LV LLC, Series 2017-NPL2 A1#^	3.50%	03/25/2047	140,974
229,278	VOLT LVI LLC, Series 2017-NPL3 A1#^	3.50%	03/25/2047	230,577
152,011	VOLT LVII LLC, Series 2017-NPL4 A1#^	3.38%	04/25/2047	152,278
217,570	VOLT LVIII LLC, Series 2017-NPL5 A1#^	3.38%	05/28/2047	218,032

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
June 30, 2017

Par Value	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 50.0% (Continued)
218,749	VOLT LIX LLC, Series 2017-NPL6 A1#^	3.25%	05/28/2047	219,565
125,000	VOLT LXI LLC, Series 2017-NPL8 A1#^	3.13%	06/25/2047	125,113
129,343	VOLT XXXIII LLC, Series 2015-NPL5 A1#^	3.50%	03/25/2055	130,140
500,000	Voya CLO, Ltd., Series 2013-1A C#^	4.66%	04/15/2024	500,097
1,000,000	Voya CLO, Ltd., Series 2015-1A A2#^	3.26%	04/18/2027	1,000,587
1,000,000	Voya CLO, Ltd., Series 2015-1A B#^	4.16%	04/18/2027	1,000,238
1,000,000	Voya CLO, Ltd., Series 2016-3A C#^	5.01%	10/18/2027	1,008,061
89,762	VSE VOI Mortgage LLC, Series 2016-A A^	2.54%	07/20/2033	89,523
1,202,735	Westlake Automobile Receivables Trust, Series 2016-3A A2^	1.42%	10/15/2019	1,201,617
100,000	Westlake Automobile Receivables Trust, Series 2016-2A B^	2.30%	11/15/2019	100,177
69,018	Westlake Automobile Receivables Trust, Series 2015-1A C^	2.29%	11/16/2020	69,102
148,000	Westlake Automobile Receivables Trust, Series 2015-3A B^	2.21%	05/17/2021	148,070
175,000	Westlake Automobile Receivables Trust, Series 2016-1A C^	3.29%	09/15/2021	176,784
75,000	Westlake Automobile Receivables Trust, Series 2016-3A B^	2.07%	12/15/2021	74,863
75,000	Westlake Automobile Receivables Trust, Series 2016-3A C^	2.46%	01/18/2022	74,839
305,000	Westlake Automobile Receivables Trust, Series 2017-1A C^	2.70%	10/17/2022	306,094
Total Asset Backed Securities (Cost $57,216,138)				57,387,646

Mortgage Backed Securities — 29.6%
200,000	BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY#^	2.21%	09/15/2026	200,582
120,385	Bayview Opportunity Master Fund IIIb Trust, Series 2017-CRT2 M#^	3.22%	11/25/2027	120,595
250,000	Chicago Skyscraper Trust, Series 2017-SKY B#^	2.26%	02/15/2030	250,760
250,000	Chicago Skyscraper Trust, Series 2017-SKY C#^	2.41%	02/15/2030	250,882
100,000	Cosmopolitan Hotel Trust, Series 2016-COSMO C#^	3.81%	11/15/2033	101,086
250,000	CSMC, Series 2017-HD B#^	2.51%	02/18/2031	251,007
250,000	CSMC Trust, Series 2017-HD C#^	2.86%	02/18/2031	251,331
200,000	CSMC, Series 2014-TIKI A#^	2.11%	09/15/2038	200,297
116,564	FHLMC PC, Pool# E0-1654	5.00%	06/01/2019	119,619
61,756	FHLMC PC, Pool# N3-1000	4.50%	08/01/2033	65,462
804,123	FHLMC REMIC, Series 4107†	3.00%	08/15/2027	178,852
82,368	FHLMC REMIC, Series 3878	3.00%	04/15/2041	83,910
2,087,889	FHLMC REMIC, Series 4143†	3.50%	09/15/2042	251,992
1,138,091	FHLMC REMIC, Series 4495†	3.50%	07/15/2045	210,475
275,000	FHLMC SCRTT, Series 2016-1 M1#^	3.00%	09/25/2055	267,432
398,961	FHLMC STACR Debt Notes, Series 2013-DN2#	2.67%	11/27/2023	400,752
104,685	FHLMC STACR Debt Notes, Series 2014-HQ2#	2.67%	09/25/2024	104,978
700,000	FHLMC STACR Debt Notes, Series 2014-HQ2#	3.42%	09/25/2024	719,336
144,359	FHLMC STACR Debt Notes, Series 2015-HQ2#	2.32%	05/27/2025	144,701
695,000	FHLMC STACR Debt Notes, Series 2015-HQ2#	3.17%	05/27/2025	708,400
145,727	FHLMC STACR Debt Notes, Series 2015-DNA1#	2.12%	10/25/2027	145,930
700,000	FHLMC STACR Debt Notes, Series 2015-DNA1#	3.07%	10/25/2027	718,162
910,223	FHLMC STACR Debt Notes, Series 2015-DNA3#	4.07%	04/25/2028	943,009
500,000	FHLMC STACR Debt Notes, Series 2016-DNA1#	4.12%	07/25/2028	520,661
225,736	FHLMC STACR Debt Notes, Series 2016-HQA1#	2.97%	09/25/2028	226,989
280,000	FHLMC STACR Debt Notes, Series 2016-DNA2#	3.42%	10/25/2028	285,831
2,647,905	FHMS, Series K-023#†	1.41%	08/25/2022	144,188
2,037,197	FHMS, Series K-721#†	0.46%	08/25/2022	30,195
610,235	FHMS, Series K-J07	1.53%	09/25/2022	594,084
1,109,585	FHMS, Series K-722#†	1.44%	03/25/2023	67,840
1,748,410	FHMS, Series K-723#†	0.96%	08/25/2023	85,115
3,248,759	FHMS, Series K-725#†	0.84%	01/25/2024	132,010
3,482,302	FHMS, Series K-046#†	0.50%	03/25/2025	89,026
809,341	FHMS, Series K-055#†	1.50%	03/25/2026	78,611
1,637,091	FHMS, Series K-056#†	1.40%	05/25/2026	147,658
1,348,516	FHMS, Series K-057#†	1.33%	07/25/2026	117,196
681,017	FHMS, Series K-058#†	1.06%	08/25/2026	47,073
2,249,375	FHMS, Series K-064#†	0.75%	03/25/2027	111,409

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
June 30, 2017

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 29.6% (Continued)
675,000	FHMS, Series K-724#†	1.93%	12/25/2044	67,630
1,225,000	FHMS, Series K-725#†	2.15%	02/25/2045	142,907
21,594	FNMA, Pool# 673194	5.50%	02/01/2018	21,698
5,513	FNMA, Pool# 722057	5.50%	07/01/2018	5,536
7,009	FNMA, Pool# 931676	5.50%	01/01/2019	7,131
14,251	FNMA, Pool# 774887	5.50%	05/01/2019	14,500
28,513	FNMA, Pool# 794149	5.50%	08/01/2019	29,128
47,257	FNMA, Pool# 255359	5.50%	09/01/2019	48,708
9,285	FNMA, Pool# 778775	5.50%	09/01/2019	9,465
68,788	FNMA, Pool# MA0208	5.00%	09/01/2019	70,479
38,649	FNMA, Pool# 785732	5.50%	11/01/2019	39,442
55,500	FNMA, Pool# 255645	4.00%	01/01/2020	57,481
57,760	FNMA, Pool# AC0884	5.00%	07/01/2020	59,180
13,151	FNMA, Pool# 826868	5.50%	08/01/2020	13,480
127,497	FNMA, Pool# MA0620	4.50%	11/01/2020	130,621
58,690	FNMA, Pool# 879409	5.50%	02/01/2021	61,418
30,675	FNMA, Pool# 745562	5.50%	04/01/2021	31,912
9,961	FNMA, Pool# 745525	5.50%	05/01/2021	10,460
56,268	FNMA, Pool# AD0230	5.50%	05/01/2021	59,012
11,680	FNMA, Pool# 936481	5.50%	07/01/2021	12,217
14,594	FNMA, Pool# 888555	5.50%	09/01/2021	15,199
6,827	FNMA, Pool# 889849	5.50%	09/01/2021	6,977
14,866	FNMA, Pool# 908560	5.50%	01/01/2022	15,440
9,353	FNMA, Pool# 889716	5.50%	10/01/2022	9,903
8,045	FNMA, Pool# 889198	5.50%	11/01/2022	8,369
65,896	FNMA, Pool# 911073	5.50%	12/01/2022	69,576
20,327	FNMA, Pool# 972932	5.50%	02/01/2023	21,341
100,209	FNMA, Pool# 975076	6.00%	09/01/2023	106,613
10,407	FNMA, Pool# 995217	5.50%	12/01/2023	11,037
32,895	FNMA, Pool# 995460	5.50%	12/01/2023	34,923
19,622	FNMA, Pool# 930334	5.50%	01/01/2024	21,078
12,435	FNMA, Pool# AE0467	5.50%	03/01/2024	13,232
11,664	FNMA, Pool# AD0365	5.50%	09/01/2024	12,308
461,204	FNMA, Pool# BC4577	4.50%	09/01/2024	484,120
93,015	FNMA, Pool# AL1081	5.00%	07/01/2025	97,012
57,690	FNMA, Pool# AL0517	5.50%	08/01/2025	60,983
326,956	FNMA, Pool# 813714#	2.60%	01/01/2035	341,949
393,688	FNMA, Pool# 815323#	2.87%	01/01/2035	409,162
162,702	FNMA, Pool# 910181#	3.45%	03/01/2037	170,427
607,561	FNMA, Pool# 915191#	3.45%	04/01/2037	638,544
459,147	FNMA, Pool# AL6262#	4.40%	04/01/2038	481,226
284,985	FNMA, Pool# 965184#	2.83%	09/01/2038	305,902
612,105	FNMA, Pool# AU6230	5.00%	09/01/2043	669,927
266,272	FNMA, Pool# 947512#	3.00%	09/01/2047	278,613
77,047	FNMA CAS, Series 2013-C01#	3.22%	10/25/2023	77,945
820,968	FNMA CAS, Series 2014-C02#	2.17%	05/28/2024	824,562
412,665	FNMA CAS, Series 2014-C03#	2.42%	07/25/2024	413,442
58,825	FNMA CAS, Series 2015-C03#	2.72%	07/25/2025	58,893
222,033	FNMA CAS, Series 2016-C02#	3.37%	09/25/2028	225,238
139,884	FNMA REMIC Trust, Series 2002-16	6.00%	04/25/2022	148,536
7,500,000	FNMA, 2.5%, Due TBA July	2.50%	07/15/2032	7,539,551
7,500,000	FNMA, 3.0%, Due TBA July	3.00%	07/15/2032	7,698,047
500,000	FREMF Mortgage Trust, Series 2017-K725#^	4.01%	02/25/2024	499,921
200,000	FREMF Mortgage Trust, Series 2016-K723#^	3.70%	10/25/2039	197,602
90,000	FREMF Mortgage Trust, Series 2011-K10#^	4.79%	11/25/2049	95,438
250,000	FREMF Mortgage Trust, Series 2017-K724#^	3.60%	12/25/2049	245,773

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
June 30, 2017

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 29.6% (Continued)
60,951	GNMA, Pool# 595733X	5.50%	06/15/2020	62,757
133,010	GNMA, Pool# 676872X	4.50%	03/15/2023	137,600
86,487	GNMA, Pool# 689452X	5.50%	07/15/2023	88,733
311,494	GNMA, Pool# 004527M	5.00%	09/20/2024	335,526
88,827	GNMA, Pool# 005244M	4.50%	11/20/2026	94,300
635,900	GNMA REMIC Trust, Series 2014-45#†	0.77%	07/16/2054	29,289
509,711	GNMA REMIC Trust, Series 2014-135#†	0.84%	01/16/2056	26,895
533,056	GNMA REMIC Trust, Series 2015-172#†	0.94%	03/16/2057	34,762
709,872	GNMA REMIC Trust, Series 2016-40#†	0.81%	07/16/2057	44,299
563,406	GNMA REMIC Trust, Series 2016-56#†	1.00%	11/16/2057	42,906
650,429	GNMA REMIC Trust, Series 2016-98#†	0.98%	05/16/2058	48,621
619,721	GNMA REMIC Trust, Series 2016-110#†	1.05%	05/16/2058	48,011
612,680	GNMA REMIC Trust, Series 2016-127#†	0.96%	05/16/2058	47,420
200,000	JPMCC, Series 2016-ASH A#^	2.66%	10/15/2034	201,000
200,000	MSC, Series 2017-PRME B#^	2.51%	02/15/2034	200,936
Total Mortgage Backed Securities (Cost $33,932,160)				34,011,705

Corporate Bonds & Notes — 22.2%
250,000	Activision Blizzard, Inc.^	6.13%	09/15/2023	269,853
400,000	AerCap Ireland Capital DAC	3.50%	05/26/2022	410,949
300,000	American Tower Corp.	3.40%	02/15/2019	306,388
310,000	Analog Devices, Inc.	3.90%	12/15/2025	322,789
300,000	Asbury Automotive Group, Inc.	6.00%	12/15/2024	306,750
600,000	Ball Corp.	5.00%	03/15/2022	642,750
300,000	Broadcom Corp.^	3.88%	01/15/2027	308,668
500,000	Canadian Natural Resources, Ltd.	3.85%	06/01/2027	496,962
300,000	Capital One Financial Corp.#	5.55%	12/29/2049	315,750
350,000	Carrizo Oil & Gas, Inc.	7.50%	09/15/2020	357,437
350,000	Carrizo Oil & Gas, Inc.	6.25%	04/15/2023	338,625
500,000	Caterpillar Financial Services Corp.#	1.81%	06/06/2022	501,508
200,000	Clorox Co.	3.05%	09/15/2022	205,321
200,000	CommScope Technologies LLC^	6.00%	06/15/2025	214,500
100,000	CommScope Technologies LLC^	5.00%	03/15/2027	100,000
500,000	Cornerstone Chemical Co.^	9.38%	03/15/2018	501,250
220,000	Crown Castle International Corp.	4.88%	04/15/2022	240,591
300,000	Dana, Inc.	6.00%	09/15/2023	314,250
400,000	Dollar General Corp.	4.15%	11/01/2025	422,914
650,000	Dollar Tree, Inc.	5.75%	03/01/2023	689,195
500,000	Ecolab, Inc.	2.00%	01/14/2019	502,365
300,000	Education Realty Operating Partnership L.P.	4.60%	12/01/2024	305,442
600,000	Energy Transfer L.P.	4.05%	03/15/2025	603,370
250,000	Equinix, Inc.	5.88%	01/15/2026	273,202
380,000	Equinix, Inc.	5.38%	05/15/2027	406,125
100,000	Fidelity National Information Services, Inc.	5.00%	10/15/2025	111,855
400,000	First Quality Finance Co., Inc.^	5.00%	07/01/2025	409,000
550,000	Fresh Market, Inc.^	9.75%	05/01/2023	462,688
650,000	Goodyear Tire & Rubber Co.	4.88%	03/15/2027	661,375
500,000	Harris Corp.	3.83%	04/27/2025	516,866
200,000	Healthcare Trust of America Holdings L.P.	3.75%	07/01/2027	198,099
250,000	High Ridge Brands Co.^	8.88%	03/15/2025	250,313
100,000	Interface Master Holdings, Inc.^	12.50%	08/01/2018	93,750
500,000	Interface Security Systems Holdings, Inc.	9.25%	01/15/2018	499,375
300,000	JB Hunt Transport Services, Inc.	2.40%	03/15/2019	301,751
300,000	Keysight Technologies, Inc.	4.55%	10/30/2024	315,384
325,000	Koppers, Inc.^	6.00%	02/15/2025	346,125
710,000	Lamar Media Corp.	5.75%	02/01/2026	767,688
105,000	Lear Corp.	5.38%	03/15/2024	111,575

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
June 30, 2017

Par
Value/Shares	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 22.2% (Continued)
1,000,000	Martin Marietta Materials, Inc.#	1.82%	05/22/2020	1,003,207
400,000	Martin Marietta Materials, Inc.	4.25%	07/02/2024	420,391
125,000	Mercer International, Inc.	7.75%	12/01/2022	134,531
200,000	Mercer International, Inc.^	6.50%	02/01/2024	209,338
450,000	Meritor, Inc.	6.25%	02/15/2024	471,375
500,000	Micron Technology, Inc.	7.50%	09/15/2023	560,250
300,000	MPLX L.P.	5.50%	02/15/2023	308,781
350,000	MPLX L.P.	4.88%	12/01/2024	373,723
350,000	Mylan NV	3.15%	06/15/2021	356,392
400,000	Mylan NV	3.95%	06/15/2026	406,037
300,000	Mylan, Inc.	2.60%	06/24/2018	302,227
200,000	NOVA Chemicals Corp.^	5.25%	08/01/2023	206,250
165,000	Outfront Media Capital LLC	5.88%	03/15/2025	173,456
900,000	Sabine Pass Liquefaction LLC	5.88%	06/30/2026	1,007,581
232,000	ServiceMaster Co. LLC	7.45%	08/15/2027	254,620
500,000	SESI LLC	6.38%	05/01/2019	496,250
150,000	Springs Industries, Inc.	6.25%	06/01/2021	155,438
370,000	TechnipFMC PLC^	3.45%	10/01/2022	369,052
125,000	Teck Resources, Ltd.	3.75%	02/01/2023	122,188
530,000	Teck Resources, Ltd.^	8.50%	06/01/2024	613,475
250,000	Tenneco, Inc.	5.00%	07/15/2026	253,438
100,000	United Rentals North America, Inc.	4.63%	07/15/2023	104,200
210,000	Verisk Analytics, Inc.	4.00%	06/15/2025	217,349
350,000	Verizon Communications, Inc.#	2.25%	03/16/2022	354,346
350,000	Versum Materials, Inc.^	5.50%	09/30/2024	368,813
375,000	Viking Cruises, Ltd.^	8.50%	10/15/2022	395,156
400,000	Viking Cruises, Ltd.^	6.25%	05/15/2025	405,000
1,000,000	Vulcan Materials Co.#	1.85%	06/15/2020	1,000,363
Total Corporate Bonds & Notes (Cost $25,248,899)				25,446,025

Municipal Bonds — 3.0%
500,000	Houston Texas Airport System	5.00%	07/15/2020	539,130
640,000	New York Transportation Development Corp.	5.00%	08/01/2026	687,968
225,000	North Texas Tollway Authority	8.91%	02/01/2030	258,289
500,000	Public Finance Authority^	5.00%	09/01/2030	521,785
400,000	Utah Charter School Finance Authority	5.80%	06/15/2038	404,300
650,000	Washington State Housing Finance Commission^	4.00%	01/01/2024	639,801
370,000	Yamhill County Oregon Hospital Authority	3.50%	11/15/2020	366,803
Total Municipal Bonds (Cost $3,409,071)				3,418,076

Preferred Stocks — 0.1%
2,400	AGNC Investment Corp., Series B, 7.75%			62,448
Total Preferred Stocks (Cost $61,102)				62,448

Closed-End Funds — 0.8%
17,204	BlackRock MuniYield Michigan Quality Fund			241,372
9,600	Nuveen Massachusetts Quality Municipal Income Fund			132,000
9,184	Nuveen Michigan Quality Municipal Income Fund			125,821
6,063	Nuveen Pennsylvania Quality Municipal Income Fund			81,123
11,341	PIMCO California Municipal Income Fund III			142,669
11,168	PIMCO New York Municipal Income Fund II			130,554
11,801	PIMCO New York Municipal Income Fund III			115,768
Total Closed-End Funds (Cost $993,240)				969,307

Exchange Traded Funds — 3.9%
51,268	iShares iBoxx $ High Yield Corporate Bond ETF			4,531,579
Total Exchange Traded Funds (Cost $4,421,401)				4,531,579

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
June 30, 2017

Shares	Security Description	Value $
Short-Term Investments — 2.4%

Money Market Funds — 2.4%
2,814,897	First American Treasury Obligations Fund — Class Z, 0.85%*	2,814,897
Total Short-Term Investments (Cost $2,814,897)		2,814,897
Total Investments — 112.0% (Cost $128,096,908)		128,641,683
Liabilities in Excess of Other Assets — (12.0)%		(13,741,917)
NET ASSETS — 100.0%		$114,899,766

*	Annualized seven-day yield as of June 30, 2017.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the value of these securities amounted to $60,749,690, or 52.9% of net assets.

†	Interest Only Security
#	Variable rate security. Rate disclosed is as of June 30, 2017.

Futures Contracts — Short (Note 7)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 5-Year Note Futures September 2017	(97)	09/29/2017	$(11,456,158)	$(11,430,086)	$26,072
			$(11,456,158)	$(11,430,086)	$26,072

There is no variation margin due to or from the Fund as of June 30, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
June 30, 2017

Dear Shareholder:

During the year ended June 30, 2017, the Brown Advisory Maryland Bond Fund (the “Fund”) was down 0.27%. During the same period, the Fund’s benchmark, the Bloomberg Barclays 1-10 Year Blended Municipal Bond Index was up 0.16%.

The past year in the municipal bond market can be best characterized as a tale of two halves.

Municipal bond yields moved sharply higher during the second half of 2016. The rise only accelerated as Donald Trump’s election victory and the Republican sweep in Congress fueled optimism about economic growth, causing broad U.S. interest rates to spike. Municipal bonds were particularly hard-hit as a confluence of public policy uncertainty and negative technical factors weighed on the market. Expectations about the new administration’s ambitious fiscal agenda, the specter of U.S. federal tax reform and a temporary supply/demand imbalance in the municipal bond market created a period where both interest rates and credit spreads moved against investors. As a result, 10-year BBB-rated municipal revenue bond yields moved from roughly 2.00% in August to over 4.00% at year-end, levels not seen since 2013.

After a tumultuous end to 2016, the municipal bond market began to find its footing early in 2017. Yet unlike previous market dislocations in recent years, the market did not experience an immediate snapback. Continued policy uncertainty seemed to hang like a cloud over the market, causing many investors to seek refuge in short maturity municipal bonds. The demand for short duration overwhelmed supply causing short maturity bonds to strongly outperform the broad municipal bond market early in the year. This was in direct contrast to the movements of short Treasuries during the first quarter, which moved higher as the Federal Reserve continued to ratchet up the Fed Funds Target Rate. It was not until the second quarter that investor demand for Municipal bonds truly began to recover from the post-election hangover.

Municipal credit spreads began moving tighter in the second quarter. This tightening benefitted our portfolio’s relative performance for the period and we believe this should continue benefitting our revenue-backed sector overweight for the remainder of the year. The post-election selloff in municipal credit was largely driven by market technical pressures, rather than credit fundamentals, as investors seemed to indiscriminately shed risk. This led to a relatively high degree of volatility in several of our revenue backed sectors in late 2016, followed by a strong rebound in the second quarter of 2017. Our health care holdings, for example, were down roughly 5.00% for the second half of 2016, but returned 4.00% in total return for the first half of 2017; we believe they still have significant room for spread appreciation. The Fund saw similar rebounds in other revenue-backed sectors like toll roads, higher education, housing and corporate-backed entities.

Our long-term approach to credit selection that is grounded in bottom-up fundamental research provides us with the confidence to view market volatility as an opportunity rather than a distraction. Looking forward, we cannot know where interest rates may go; however, we believe that a disciplined and consistent process can lead to attractive income generation over time. We believe our bottom-up fundamental selection process will serve our investors well.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Investment in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report. Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Performance Information & Portfolio Holdings Summary
June 30, 2017

PORTFOLIO HOLDINGS	% of Net Assets
Revenue Bonds	69.1%
General Obligation Bonds	28.0%
Money Market Funds	1.7%
Other Assets and Liabilities	1.2%
100.0%

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based municipal bond index. The Bloomberg Barclays 1-10 Year Blended Municipal Bond Index (“Index”) is a market index of high quality, domestic fixed income securities with maturities of less than 10 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees. Investors cannot invest directly in an index.

Average Annual Total Return as of 6/30/17	One Year	Five Year	Ten Year
Investor Shares	-0.27%	1.63%	3.01%
Bloomberg Barclays 1-10 Year Blended Municipal Bond Index	0.16%	2.26%	3.93%

Investor Shares
Gross Expense Ratio[1]	0.49%
Net Expense Ratio[1]	0.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced. Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

[1]
Per the Fund’s prospectus dated October 31, 2016. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2017

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 97.1%

General Obligation Bonds — 28.0%
2,225,000	Anne Arundel County Maryland	5.00%	04/01/2022	2,599,868
575,000	Baltimore County Maryland	5.00%	11/01/2017	583,159
3,000,000	Baltimore County Maryland	4.50%	09/01/2020	3,312,510
1,305,000	Baltimore, Maryland	5.00%	10/15/2018	1,373,003
775,000	Cecil County Maryland	4.00%	02/01/2018	789,113
1,360,000	Cecil County Maryland	4.00%	12/01/2021	1,514,605
1,390,000	Charles County Maryland	5.00%	11/01/2019	1,517,922
1,970,000	Charles County Maryland	5.00%	11/01/2021	2,284,727
1,145,000	Easton, Town of Maryland	4.00%	02/01/2020	1,229,112
1,145,000	Easton, Town of Maryland	4.00%	02/01/2021	1,255,630
1,000,000	Frederick, Maryland	5.00%	09/01/2017	1,007,240
1,120,000	Maryland National Capital Park & Planning Commission	5.00%	01/15/2019	1,188,477
1,085,000	Maryland National Capital Park & Planning Commission	5.00%	01/15/2020	1,190,972
835,000	Maryland State	5.25%	08/15/2017	839,709
1,000,000	Maryland State	5.00%	11/01/2019	1,090,490
3,145,000	Maryland State	5.00%	08/01/2023	3,787,366
1,945,000	Maryland State	5.00%	08/01/2023	2,292,202
1,145,000	Montgomery County Maryland	5.00%	12/01/2018	1,210,242
5,000,000	Montgomery County Maryland	5.00%	11/01/2023	6,042,650
3,320,000	Prince George’s County Maryland	5.00%	09/15/2026	3,816,904
1,380,000	Talbot County Maryland	5.00%	12/15/2018	1,460,454
1,270,000	Talbot County Maryland	5.00%	12/15/2019	1,390,269
1,940,000	Wicomico County Maryland	4.00%	11/01/2019	2,070,601
1,985,000	Wicomico County Maryland	4.00%	11/01/2020	2,166,171
2,040,000	Wicomico County Maryland	4.00%	11/01/2021	2,270,520
2,225,000	Worcester County Maryland	5.00%	03/01/2023	2,645,859
				50,929,775
Revenue Bonds — 69.1%
3,480,000	Austin, Texas	7.88%	09/01/2026	3,884,341
1,320,000	Baltimore, Maryland	5.00%	07/01/2028	1,613,225
1,000,000	Baltimore, Maryland	5.00%	07/01/2028	1,222,140
520,000	Baltimore, Maryland	5.00%	06/15/2030	577,845
1,250,000	Baltimore, Maryland	5.00%	09/01/2031	1,434,587
1,000,000	Baltimore, Maryland	5.00%	07/01/2032	1,154,380
1,365,000	Baltimore, Maryland	5.00%	09/01/2032	1,558,953
670,000	Baltimore, Maryland	5.00%	06/15/2033	735,921
1,150,000	Baltimore, Maryland	5.00%	09/01/2033	1,307,033
1,250,000	Baltimore, Maryland	5.00%	09/01/2034	1,412,650
1,550,000	Franklin County Ohio	5.00%	11/15/2034	1,696,754
2,375,000	Frederick County Maryland	5.50%	07/01/2040	2,458,244
1,000,000	Harris County Cultural Education Facilities Finance Corp.	5.00%	01/01/2037	1,052,860
4,800,000	Houston Texas Airport System	5.00%	07/15/2020	5,175,648
2,000,000	Lancaster County Pennsylvania Hospital Authority	5.00%	07/01/2035	2,155,700
1,000,000	Maryland Community Development Administration	3.25%	03/01/2036	1,008,260
1,185,000	Maryland Economic Development Corp.	5.25%	07/01/2024	1,185,154
1,025,000	Maryland Economic Development Corp.#	2.55%	12/01/2025	1,020,849
700,000	Maryland Economic Development Corp.	5.00%	06/01/2027	765,156
400,000	Maryland Economic Development Corp.	5.00%	07/01/2027	440,228
850,000	Maryland Economic Development Corp.	5.00%	07/01/2031	933,717
2,300,000	Maryland Economic Development Corp.	5.75%	06/01/2035	2,473,811
5,000,000	Maryland Economic Development Corp.#	0.90%	02/15/2043	5,000,000
4,500,000	Maryland Economic Development Corp.	4.50%	07/01/2044	4,514,310
2,500,000	Maryland Industrial Development Financing Authority Series B#	0.95%	09/01/2040	2,500,000
1,000,000	Maryland State Department of Transportation	5.00%	12/15/2020	1,128,830

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2017

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 97.1% (Continued)

Revenue Bonds — 69.1% (Continued)
1,055,000	Maryland State Department of Transportation	4.00%	05/15/2022	1,183,921
2,400,000	Maryland State Department of Transportation	4.00%	05/15/2024	2,530,176
260,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2018	270,163
215,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2018	215,707
35,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2018	35,004
515,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2023	591,040
485,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2023	549,500
500,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2023	596,160
500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2024	569,545
465,000	Maryland State Health & Higher Educational Facilities	5.50%	07/01/2024	486,018
1,000,000	Maryland State Health & Higher Educational Facilities	6.00%	07/01/2025	1,151,490
1,250,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,488,550
1,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,782,480
420,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2026	504,336
2,500,000	Maryland State Health & Higher Educational Facilities	5.25%	07/01/2026	2,950,625
1,605,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2028	1,867,466
3,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2029	4,162,725
100,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2030	107,467
1,130,000	Maryland State Health & Higher Educational Facilities	6.25%	07/01/2031	1,281,691
300,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2031	321,030
1,070,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2032	1,207,142
250,000	Maryland State Health & Higher Educational Facilities	5.00%	06/01/2033	285,505
1,250,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2033	1,425,625
15,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2034	15,716
235,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2034	253,299
200,000	Maryland State Health & Higher Educational Facilities	4.50%	07/01/2035	200,150
430,000	Maryland State Health & Higher Educational Facilities	5.00%	06/01/2036	487,138
3,400,000	Maryland State Health & Higher Educational Facilities	5.00%	05/15/2040	3,763,256
1,015,000	Maryland State Health & Higher Educational Facilities	4.75%	07/01/2047	1,017,010
4,255,000	Maryland State Transportation Authority	5.00%	03/01/2022	4,870,401
1,000,000	Maryland State Transportation Authority	5.00%	06/01/2022	1,144,890
9,000,000	Maryland State Transportation Authority	5.00%	07/01/2036	9,354,150
2,525,000	Maryland Water Quality Financing Administration	5.00%	03/01/2020	2,784,040
1,200,000	Montgomery County Maryland Housing Opportunities Commission	2.95%	01/01/2034	1,200,168
1,750,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.00%	07/01/2025	1,978,235
1,185,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.75%	07/01/2051	1,262,049
4,000,000	New York Transportation Development Corp.	5.00%	08/01/2026	4,299,800
2,000,000	Newport News Virginia Economic Development Authority	5.00%	12/01/2031	2,113,880
2,000,000	North Carolina Medical Care Commission	5.00%	10/01/2031	2,114,900
1,005,000	Prince William County Virginia Industrial Development Authority	5.00%	01/01/2023	1,099,329
4,000,000	University System of Maryland	5.00%	04/01/2018	4,123,000
1,000,000	University System of Maryland	5.00%	04/01/2018	1,030,750
4,335,000	University System of Maryland	5.00%	04/01/2022	5,058,295
3,280,000	Washington State Housing Finance Commission^	4.00%	01/01/2026	3,294,104
				125,438,522
Total Municipal Bonds (Cost $175,033,839)				176,368,297

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2017

Shares	Security Description	Value $
Short-Term Investments — 1.7%

Money Market Funds — 1.7%
3,035,035	First American Treasury Obligations Fund — Class Z, 0.85%*	3,035,035
Total Short-Term Investments (Cost $3,035,035)		3,035,035
Total Investments — 98.8% (Cost $178,068,874)		179,403,332
Other Assets in Excess of Liabilities — 1.2%		2,115,035
NET ASSETS — 100.0%		$181,518,367

*	Annualized seven-day yield as of June 30, 2017.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the value of these securities amounted to $3,294,104 or 1.8% of net assets.

#	Variable rate security. Rate disclosed is as of June 30, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
A Message to Our Shareholders
June 30, 2017

Dear Shareholder:

During the year ended June 30, 2017, the Brown Advisory Tax Exempt Bond Fund (the “Fund”) was down 0.29%. During the same period, the Bloomberg Barclays 1-10 Year Blended Municipal Bond Index, the Fund’s benchmark, was up 0.16%.

The past year in the municipal bond market can be best characterized as a tale of two halves.

Municipal bond yields moved sharply higher during the second half of 2016. The rise only accelerated as Donald Trump’s election victory and the Republican sweep in Congress fueled optimism about economic growth, causing broad U.S. interest rates to spike. Municipal bonds were particularly hard-hit as a confluence of public policy uncertainty and negative technical factors weighed on the market. Expectations about the new administration’s ambitious fiscal agenda, the specter of U.S. federal tax reform and a temporary supply/demand imbalance in the Muni market created a period where both interest rates and credit spreads moved against investors. As a result, 10-year BBB-rated municipal revenue bond yields moved from roughly 2.00% in August to over 4.00% at year-end, levels not seen since 2013.

After a tumultuous end to 2016, the municipal bond market began to find its footing early in 2017. Yet unlike previous market dislocations in recent years, the market did not experience an immediate snapback. Continued policy uncertainty seemed to hang like a cloud over the market, causing many investors to seek refuge in short maturity municipal bonds. The demand for short duration overwhelmed supply causing short maturity bonds to strongly outperform the broad municipal bond market early in the year. This was in direct contrast to the movements of short Treasuries during the first quarter, which moved higher as the Federal Reserve continued to ratchet up the Fed Funds Target Rate. It was not until the second quarter that investor demand for municipal bonds truly began to recover from the post-election hangover.

Municipal credit spreads began moving tighter in the second quarter. This tightening benefitted our portfolio’s relative performance for the period and we believe this should continue benefitting our revenue-backed sector overweight for the remainder of the year. The post-election selloff in municipal credit was largely driven by market technical pressures, rather than credit fundamentals, as investors seemed to indiscriminately shed risk. This led to a relatively high degree of volatility in several of our revenue backed sectors in late 2016, followed by a strong rebound in the second quarter of 2017. Our health care holdings, for example, were down roughly 5.00% for the second half of 2016, but returned 4.00% in total return for the first half of 2017; we believe they still have significant room for spread appreciation. The Fund saw similar rebounds in other revenue-backed sectors like toll roads, higher education, housing and corporate-backed entities.

Our long-term approach to credit selection that is grounded in bottom-up fundamental research provides us with the confidence to view market volatility as an opportunity rather than a distraction. Looking forward, we cannot know where interest rates may go; however, we believe that a disciplined and consistent process can lead to attractive income generation over time. We believe our bottom-up fundamental selection process will serve our investors well.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer-term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
Performance Information & Portfolio Holdings Summary
June 30, 2017

PORTFOLIO HOLDINGS	% of Net Assets
Revenue Bonds	88.1%
General Obligation Bonds	9.4%
Money Market Funds	1.5%
Other Assets and Liabilities	1.0%
100.0%

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based municipal bond index. The Bloomberg Barclays 1-10 Year Blended Municipal Bond Index (“Index”) is a market index of high quality, domestic fixed income securities with maturities of less than 10 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees. Investors cannot invest directly in an index.

			Since Inception
Average Annual Total Return as of 6/30/17	One Year	Five Year	(6/29/12)
Investor Shares	-0.29%	2.05%	2.05%
Bloomberg Barclays 1-10 Year Blended Municipal Bond Index	0.16%	2.26%	2.26%

Investor Shares
Gross Expense Ratio[1]	0.49%
Net Expense Ratio[1]	0.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

[1]
Per the Fund’s prospectus dated October 31, 2016. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
Schedule of Investments
June 30, 2017

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 97.5%

General Obligation Bonds — 9.4%
2,000,000	Avondale School District	5.00%	05/01/2019	2,139,720
600,000	Bellwood, Village of Illinois	3.00%	12/01/2018	611,436
1,150,000	Clark County Nevada School District	5.00%	06/15/2025	1,185,857
1,320,000	Connecticut, State of	5.00%	10/15/2022	1,513,248
1,025,000	District of Columbia	5.00%	06/01/2029	1,227,663
1,020,000	Honolulu, City & County of Hawaii	5.00%	10/01/2029	1,227,386
2,000,000	Illinois, State of	5.00%	11/01/2017	2,019,420
2,500,000	Illinois, State of	5.00%	04/01/2022	2,528,975
1,500,000	New York, New York	5.00%	08/01/2027	1,823,070
3,705,000	Northside Texas Independent School District#	1.75%	06/01/2032	3,706,667
6,000,000	Texas, State of	5.00%	08/01/2031	6,019,380
				24,002,822
Revenue Bonds — 88.1%
550,000	AltaPointe Health Systems, Inc.	3.00%	05/01/2019	558,332
565,000	AltaPointe Health Systems, Inc.	3.00%	05/01/2020	575,373
1,125,000	Arlington Texas Higher Education Finance Corp.	5.00%	02/15/2025	1,359,911
4,500,000	Austin, Texas	7.88%	09/01/2026	5,022,855
2,970,000	Central Texas Turnpike System	5.00%	08/15/2027	3,408,758
2,615,000	Chattanooga Tennessee Health Educational & Housing Facility Board	5.25%	01/01/2040	2,773,704
3,000,000	Chicago Illinois Midway International Airport	5.00%	01/01/2028	3,467,040
660,000	Chula Vista California Municipal Financing Authority	4.00%	09/01/2018	678,810
855,000	Chula Vista California Municipal Financing Authority	4.00%	09/01/2019	896,809
300,000	Colorado Health Facilities Authority	5.00%	12/01/2020	328,953
1,000,000	Colorado Health Facilities Authority	5.00%	06/01/2027	1,126,270
1,300,000	Colorado Health Facilities Authority	5.00%	12/01/2027	1,424,176
1,500,000	Colorado Health Facilities Authority	5.00%	12/01/2035	1,631,685
4,390,000	Cumberland County Pennsylvania Municipal Authority	4.00%	01/01/2033	4,438,246
720,000	Dallas Love Field	5.00%	11/01/2022	831,996
1,100,000	Denver Colorado Convention Center Hotel Authority	5.00%	12/01/2028	1,284,657
2,750,000	Denver, City & County of Colorado	5.25%	10/01/2032	2,771,450
2,000,000	Denver, City & County of Colorado Airport System	5.00%	11/15/2024	2,028,580
5,000,000	Denver, City & County of Colorado Airport System	5.00%	11/15/2030	5,068,450
1,700,000	Educational Enhancement Funding Corp. South Dakota	5.00%	06/01/2023	1,946,823
500,000	Florida Municipal Power Agency	5.25%	10/01/2023	526,025
3,355,000	Florida Municipal Power Agency	5.00%	10/01/2025	3,864,356
1,000,000	Harris County Texas Cultural Education Facilities Finance Corp.	5.00%	12/01/2035	1,108,300
1,000,000	Harris County-Houston Texas Sports Authority	5.00%	11/15/2028	1,168,040
1,760,000	Hawaii Department of Budget & Finance	4.60%	05/01/2026	1,763,678
2,100,000	Houston Texas Airport System	5.00%	07/15/2020	2,264,346
4,000,000	Houston Texas Airport System	5.00%	07/15/2020	4,313,040
5,000,000	Houston Texas Airport System	5.00%	07/01/2026	5,017,150
3,850,000	Houston Texas Airport System	5.00%	07/01/2029	4,145,218
1,000,000	Indiana Finance Authority	5.00%	09/15/2025	1,156,160
1,750,000	Indiana Finance Authority	5.00%	09/15/2028	1,972,933
500,000	Indiana Finance Authority	5.13%	03/01/2030	551,915
1,250,000	Kentucky Economic Development Finance Authority	5.00%	05/01/2024	1,310,000
1,640,000	Kentucky State Property & Building Commission	5.00%	02/01/2021	1,839,736
205,000	Kentucky State Property & Building Commission	5.50%	11/01/2028	216,570
3,000,000	Lancaster County Pennsylvania Hospital Authority	5.00%	07/01/2035	3,233,550
2,280,000	Las Vegas Nevada Redevelopment Agency	5.00%	06/15/2028	2,652,848
4,750,000	Lees Summit Missouri Industrial Development Authority	5.13%	08/15/2032	4,760,070
2,000,000	Louisiana Public Facilities Authority	3.50%	06/01/2030	2,014,960
1,000,000	Louisiana Public Facilities Authority	5.00%	06/01/2036	1,112,440
1,500,000	Louisiana State Citizens Property Insurance Corp.	5.00%	06/01/2020	1,644,420
The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
Schedule of Investments
June 30, 2017

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 97.5% (Continued)

Revenue Bonds — 88.1% (Continued)
985,000	Lower Colorado River Texas Authority	5.50%	05/15/2036	1,058,481
5,030,000	Maryland Health & Higher Educational Facilities Authority	5.50%	01/01/2036	5,784,651
150,000	Massachusetts Health & Educational Facilities Authority	5.00%	10/01/2024	151,535
1,015,000	Massachusetts Health & Educational Facilities Authority	5.50%	06/01/2034	1,055,955
1,895,000	Miami Beach Florida Health Facilities	5.00%	11/15/2029	2,083,647
1,165,000	Mississippi Development Bank	5.50%	10/01/2021	1,316,427
1,010,000	Mississippi Development Bank	6.25%	10/01/2026	1,148,087
1,505,000	Mississippi Development Bank	6.50%	10/01/2031	1,695,804
1,000,000	Mobile Alabama Industrial Development Board#	1.63%	07/15/2034	1,002,590
1,500,000	Montgomery County Pennsylvania Industrial Development Authority#	2.55%	06/01/2029	1,493,925
1,600,000	Mountain House California Public Financing Authority	5.00%	12/01/2027	1,623,344
2,565,000	Mountain House California Public Financing Authority	5.00%	12/01/2032	2,598,755
1,000,000	New Hampshire Health & Education Facilities Authority	5.25%	10/01/2023	1,010,670
1,045,000	New Hampshire State Turnpike System	5.00%	04/01/2021	1,146,072
2,000,000	New Hope Texas Cultural Education Facilities Corp.	5.00%	07/01/2024	2,257,560
1,000,000	New Hope Texas Cultural Education Facilities Corp.	5.00%	04/01/2029	1,083,190
930,000	New Hope Texas Cultural Education Facilities Corp.	5.00%	07/01/2031	953,036
1,000,000	New Hope Texas Cultural Education Facilities Corp.	5.25%	07/01/2036	1,040,740
2,400,000	New Hope Texas Cultural Education Facilities Corp.	5.00%	08/01/2039	2,510,304
1,250,000	New Hope Texas Cultural Education Facilities Corp.	5.50%	07/01/2046	1,310,563
1,000,000	New Hope Texas Cultural Education Facilities Corp.	5.75%	07/01/2051	1,065,020
3,955,000	New Jersey Educational Facilities Authority	5.00%	07/01/2023	4,662,273
2,375,000	New York City Industrial Development Agency	5.00%	01/01/2039	2,380,629
3,000,000	New York City Industrial Development Agency	5.00%	01/01/2046	3,007,080
3,500,000	New York Transportation Development Corp.	5.00%	08/01/2020	3,775,555
4,000,000	New York Transportation Development Corp.	5.00%	08/01/2026	4,299,800
3,375,000	Newport News Virginia Economic Development Authority	5.00%	12/01/2031	3,567,173
1,760,000	Niagara County New York Tobacco Asset Securitization Corp.	5.00%	05/15/2024	2,061,805
2,000,000	North Carolina Medical Care Commission	5.00%	10/01/2031	2,114,900
2,640,000	Oregon State Facilities Authority	5.00%	10/01/2031	3,006,511
1,250,000	Palm Beach County Florida Health Facilities Authority	5.00%	12/01/2031	1,381,875
1,000,000	Park Creek Metropolitan District	5.00%	12/01/2022	1,138,500
1,000,000	Park Creek Metropolitan District	5.00%	12/01/2034	1,102,020
1,535,000	Pennsylvania Economic Development Financing Authority	5.00%	11/01/2027	1,724,849
1,900,000	Pennsylvania Turnpike Commission	5.00%	12/01/2030	2,077,403
1,110,000	Prince William County Virginia Industrial Development Authority	5.00%	01/01/2025	1,231,390
1,420,000	Prince William County Virginia Industrial Development Authority	5.00%	01/01/2031	1,530,178
1,500,000	Public Finance Authority	2.63%	11/01/2025	1,498,305
1,300,000	Public Finance Authority^	5.00%	09/01/2030	1,356,641
2,510,000	Railsplitter Tobacco Settlement Authority	5.00%	06/01/2018	2,598,101
1,000,000	South Carolina Ports Authority	5.00%	07/01/2026	1,181,130
250,000	South Carolina Ports Authority	5.00%	07/01/2028	290,748
400,000	South Carolina Ports Authority	5.00%	07/01/2029	461,620
5,000,000	South Miami Florida Health Facilities Authority	5.00%	08/15/2032	5,022,050
1,000,000	St. Louis County Missouri Industrial Development Authority	5.00%	11/15/2041	1,006,750
1,000,000	St. Louis Missouri Parking Revenue	5.00%	12/15/2021	1,137,160
1,900,000	Tarrant County Texas Cultural Education Facilities Finance Corp.	2.50%	12/01/2018	1,900,969
1,125,000	Tarrant County Texas Cultural Education Facilities Finance Corp.	5.00%	11/15/2021	1,272,364
1,185,000	Tarrant County Texas Cultural Education Facilities Finance Corp.	5.00%	11/15/2022	1,373,486
1,115,000	Tobacco Settlement Authority	5.25%	06/01/2032	1,230,536
3,735,000	Tobacco Settlement Financing Corp.	5.00%	05/15/2019	3,942,666
2,790,000	TSASC, Inc.	5.00%	06/01/2022	3,169,747
1,000,000	Tulare California Public Financing Authority	5.38%	04/01/2035	1,031,160
5,000,000	University of Houston Texas	5.00%	02/15/2027	6,111,900
2,600,000	University of Houston Texas	5.00%	02/15/2028	3,151,148

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
Schedule of Investments
June 30, 2017

Par
Value/Shares	Security Description	Rate	Maturity	Value $
Municipal Bonds — 97.5% (Continued)

Revenue Bonds — 88.1% (Continued)
830,000	Vigo, County of Indiana	2.00%	07/15/2017	830,340
2,000,000	Waco Texas Educational Finance Corp.	5.00%	03/01/2028	2,051,820
5,000,000	Washington D.C. Convention & Sports Authority	5.00%	10/01/2025	5,017,000
1,000,000	Washington State Housing Finance Commission^	4.00%	01/01/2026	1,004,300
2,655,000	Washington State Housing Finance Commission^	5.00%	01/01/2031	2,815,734
1,505,000	Washoe, County of Nevada	5.00%	02/01/2043	1,584,750
1,500,000	Wayne County Michigan Airport Authority	5.00%	12/01/2022	1,524,570
970,000	Wayne County Michigan Airport Authority	5.75%	12/01/2024	1,029,248
2,500,000	Wayne County Michigan Airport Authority	4.50%	12/01/2024	2,536,250
2,110,000	Western Riverside Water & Wastewater Financing Authority	5.00%	09/01/2029	2,450,301
1,610,000	Wisconsin Health & Educational Facilities Authority	5.00%	05/01/2027	1,798,515
1,730,000	Wisconsin Health & Educational Facilities Authority	5.00%	08/15/2028	1,933,154
650,000	Wisconsin Health & Educational Facilities Authority	5.00%	09/15/2037	685,880
200,000	Wisconsin, State of	5.75%	05/01/2033	217,162
910,000	Yamhill County Oregon Hospital Authority	4.00%	11/15/2026	925,206
480,000	Yamhill County Oregon Hospital Authority	5.00%	11/15/2031	513,322
460,000	Yamhill County Oregon Hospital Authority	5.00%	11/15/2036	486,790
1,085,000	Yamhill County Oregon Hospital Authority	5.00%	11/15/2046	1,129,442
				226,981,195
Total Municipal Bonds (Cost $251,200,260)				250,984,017

Short-Term Investments — 1.5%

Money Market Funds — 1.5%
3,945,333	First American Treasury Obligations Fund — Class Z, 0.85%*			3,945,333
Total Short-Term Investments (Cost $3,945,333)				3,945,333
Total Investments — 99.0% (Cost $255,145,593)				254,929,350
Other Assets in Excess of Liabilities — 1.0%				2,672,791
NET ASSETS — 100.0%				$257,602,141

*	Annualized seven-day yield as of June 30, 2017.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017 the value of these securities amounted to $5,176,675 or 2.0% of net assets.

#	Variable rate security. Rate disclosed is as of June 30, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
A Message to Our Shareholders
June 30, 2017

Dear Shareholder:

During the year ended June 30, 2017, the Brown Advisory Mortgage Securities Fund Investor Shares (the “Fund”) was down 0.68%, slightly behind the Bloomberg Barclays Mortgage Backed Securities Index which was down 0.06%.

The Fund’s investment process incorporates prepayment analysis to help find mortgage-related bonds where borrowers repay their balance more slowly than average. As slower repayments result in more interest earned by investors, we believe this strategy has the potential to result in outperformance over time.

In this analysis, we look for pools where the borrower has a lesser incentive and/or ability to refinance – from a smaller loan balance to lower upfront equity to a buyer incentive that would not be available upon refinance. Often we use an amalgamation of attractive features about a set of loans to determine their value.

This strategy is designed to work over time through income generation that exceeds our peers; however in the short-term, price fluctuations can overwhelm our income advantage. This was most evident in the fourth quarter of 2016. The sudden spike higher in rates caused the mortgage market to devalue features like smaller loan balance. In effect, the market was saying that the prepayment characteristics on these bonds were not as interesting in a higher rate environment as when rates are low. The Fund underperformed by 0.63% during that quarter, which accounts for nearly all of the underperformance for the year.

This is not to say the Fund is merely a victim of interest rate fluctuations. Historically there has been no pattern about whether the Fund outperforms or underperforms with any given rate direction. We believe that our process, which seeks better income generation and convexity, has the potential to ultimately lead to outperformance. We plan on sticking to our core process, analyzing each loan, and assessing the borrower’s incentives. We believe strongly in the advantages this can bring over time.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Certain fixed income securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers’ fixed income securities when interest rates decline, which can shorten the maturity of the security, force the Fund to invest in securities with lower interest rates, and reduce the Fund’s return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of a fixed income security and causing the value of the security to decline. Investing involves risk. Principal loss is possible. Investors should consult a tax professional for advice and information concerning the tax features of mortgage backed securities and fixed coupon bonds. Mortgage-backed securities (MBS) are bonds secured by a mortgage or collection of mortgages. Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Performance Information & Portfolio Holdings Summary
June 30, 2017

PORTFOLIO HOLDINGS	% of Net Assets
Mortgage Backed Securities	109.4%
Asset Backed Securities	18.8%
Money Market Funds	6.5%
Local Government
Housing Agency Bonds	1.2%
Preferred Stocks	0.1%
U.S. Treasury Bills	0.1%
Other Assets and Liabilities	(36.1)%
100.0%

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based bond index. The Bloomberg Barclays Mortgage Backed Securities Index (“Index”) is a market value-weighted index which covers the mortgage-backed securities component of the Barclays US Aggregate Bond Index. The Index is composed of agency mortgage-backed passthrough securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The Index includes reinvestment of income. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees. Investors cannot invest directly in an index.

		Since Inception
Average Annual Total Return as of 6/30/17	One Year	(12/26/13)
Institutional Shares[1]	-0.52%	2.60%
Investor Shares	-0.68%	2.53%
Bloomberg Barclays Mortgage Backed Securities Index	-0.06%	3.07%

	Institutional Shares	Investor Shares
Gross Expense Ratio[2]	0.46%	0.51%
Net Expense Ratio[2]	0.46%	0.51%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on May 13, 2014, is based on the performance of the Investor Shares, and adjusted for the lower expenses applicable to the Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2016. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2017

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 109.4%
1,900,000	BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY#^	2.21%	09/15/2026	1,905,528
1,600,000	BAMLL Commercial Mortgage Securities Trust, Series 2017-BNK3	3.75%	02/17/2050	1,656,172
1,400,000	BANK, Series 2017-BNK4	3.78%	05/17/2050	1,445,365
481,540	Bayview Opportunity Master Fund IIIb Trust, Series 2017-CRT2 M#^	3.22%	11/25/2027	482,379
1,000,000	Chicago Skyscraper Trust, Series 2017-SKY A#^	1.96%	02/15/2030	1,003,032
1,000,000	Cosmopolitan Hotel Trust, Series 2016-COSMO A#^	2.56%	11/15/2033	1,008,611
250,000	Cosmopolitan Hotel Trust, Series 2016-COSMO B#^	3.26%	11/15/2033	252,181
250,000	Cosmopolitan Hotel Trust, Series 2016-COSMO C#^	3.81%	11/15/2033	252,716
1,000,000	CSMC, Series 2017-HD A#^	2.11%	02/18/2031	1,003,679
500,000	CSMC, Series 2017-HD B#^	2.51%	02/18/2031	502,014
500,000	CSMC, Series 2017-HD C#^	2.86%	02/18/2031	502,663
800,000	CSMC, Series 2017-LSTK A^	2.76%	04/07/2033	810,273
1,600,000	CSMC, Series 2014-TIKI A#^	2.11%	09/15/2038	1,602,380
10,000,000	FHLMC Gold, 2.5%, Due TBA July	2.50%	07/15/2032	10,057,810
7,000,000	FHLMC Gold, 3.0%, Due TBA July	3.00%	07/15/2032	7,188,672
8,945,409	FHLMC Gold, 3.0%, Due TBA July	3.00%	07/15/2047	8,926,539
7,500,000	FHLMC Gold, 3.5%, Due TBA July	3.50%	07/15/2047	7,705,463
60,107	FHLMC PC, Pool# E9-9067	4.50%	09/01/2018	61,476
63,998	FHLMC PC, Pool# E0-1446	4.50%	09/01/2018	65,451
51,299	FHLMC PC, Pool# E9-9078	4.50%	09/01/2018	52,464
38,769	FHLMC PC, Pool# E9-9081	4.50%	09/01/2018	39,649
167,388	FHLMC PC, Pool# B1-0554	4.50%	11/01/2018	171,189
115,195	FHLMC PC, Pool# B1-2048	4.50%	02/01/2019	117,811
98,102	FHLMC PC, Pool# B1-2124	4.50%	02/01/2019	100,329
35,886	FHLMC PC, Pool# B1-2315	5.00%	02/01/2019	36,900
84,544	FHLMC PC, Pool# B1-2954	4.50%	03/01/2019	86,464
38,368	FHLMC PC, Pool# B1-5004	5.00%	06/01/2019	39,366
41,685	FHLMC PC, Pool# B1-7160	5.00%	11/01/2019	42,769
187,687	FHLMC PC, Pool# J1-1925	4.00%	04/01/2020	194,437
49,095	FHLMC PC, Pool# G1-3598	5.00%	04/01/2020	50,372
30,506	FHLMC PC, Pool# B1-9221	5.00%	04/01/2020	31,522
146,389	FHLMC PC, Pool# J1-2792	4.00%	08/01/2020	151,653
60,491	FHLMC PC, Pool# M3-0034	4.00%	12/01/2020	61,653
28,061	FHLMC PC, Pool# J1-4794	4.00%	03/01/2021	29,070
37,111	FHLMC PC, Pool# G1-8105	5.00%	03/01/2021	38,398
81,372	FHLMC PC, Pool# G1-1980	5.00%	04/01/2021	84,622
31,757	FHLMC PC, Pool# C9-0438	6.50%	04/01/2021	34,525
12,865	FHLMC PC, Pool# G1-3055	5.00%	05/01/2021	13,209
341,638	FHLMC PC, Pool# G1-2335	5.00%	05/01/2021	354,850
33,652	FHLMC PC, Pool# D9-4634	6.50%	05/01/2021	35,477
84,652	FHLMC PC, Pool# C9-0449	6.50%	06/01/2021	92,114
45,112	FHLMC PC, Pool# C9-0457	6.50%	07/01/2021	48,988
27,378	FHLMC PC, Pool# D9-4802	6.00%	08/01/2021	30,782
27,817	FHLMC PC, Pool# C9-0473	6.50%	08/01/2021	29,369
29,669	FHLMC PC, Pool# C9-0482	6.50%	09/01/2021	32,228
97,836	FHLMC PC, Pool# G1-2419	5.00%	10/01/2021	102,333
71,202	FHLMC PC, Pool# G1-2521	5.00%	12/01/2021	74,356
72,999	FHLMC PC, Pool# G8-0074	7.75%	12/17/2021	75,829
161,606	FHLMC PC, Pool# G1-2729	6.50%	01/01/2022	170,226
15,564	FHLMC PC, Pool# C9-0523	6.00%	02/01/2022	17,499
66,976	FHLMC PC, Pool# D9-5272	6.00%	04/01/2022	75,306
57,647	FHLMC PC, Pool# G1-2944	5.00%	05/01/2022	60,686
135,577	FHLMC PC, Pool# C9-0552	6.00%	06/01/2022	152,438
162,370	FHLMC PC, Pool# Z6-0016	5.50%	04/01/2023	178,989
1,549,106	FHLMC PC, Pool# G1-6224	6.00%	09/01/2023	1,662,869
48,622	FHLMC PC, Pool# J2-7466	4.00%	02/01/2024	50,688
12,091	FHLMC PC, Pool# G1-3584	4.50%	06/01/2024	12,849
26,600	FHLMC PC, Pool# J1-1196	4.50%	11/01/2024	28,297

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2017

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 109.4% (Continued)
46,323	FHLMC PC, Pool# G1-3900	5.00%	12/01/2024	47,758
1,201,800	FHLMC PC, Pool# G1-6223	5.50%	12/01/2024	1,269,776
46,667	FHLMC PC, Pool# G1-5035	4.50%	07/01/2025	49,627
251,691	FHLMC PC, Pool# G1-4153	5.00%	04/01/2026	269,382
53,271	FHLMC PC, Pool# G1-4375	4.00%	07/01/2026	55,938
30,489	FHLMC PC, Pool# G8-0294	6.20%	10/20/2027	32,839
151,215	FHLMC PC, Pool# N3-0530	5.50%	01/01/2029	155,926
1,506,455	FHLMC PC, Pool# J3-2596	3.50%	08/01/2030	1,572,330
1,075,447	FHLMC PC, Pool# J3-2643	3.50%	09/01/2030	1,122,540
88,209	FHLMC PC, Pool# N5-0056	6.50%	02/01/2031	92,949
25,286	FHLMC PC, Pool# G8-0285	9.00%	04/17/2031	28,471
74,720	FHLMC PC, Pool# C6-6421	6.50%	02/01/2032	82,618
48,336	FHLMC PC, Pool# P0-0023	6.50%	11/01/2032	52,908
298,850	FHLMC PC, Pool# N7-0078	5.50%	01/01/2033	321,210
162,173	FHLMC PC, Pool# 1B-0889#	3.39%	05/01/2033	170,997
12,540	FHLMC PC, Pool# 1B-1275#	3.17%	10/01/2033	13,312
111,570	FHLMC PC, Pool# 1J-0204#	3.53%	05/01/2035	118,261
272,352	FHLMC PC, Pool# N7-0071	6.00%	06/01/2035	296,993
1,784,614	FHLMC PC, Pool# K9-3365	3.50%	11/01/2035	1,861,651
1,079,353	FHLMC PC, Pool# K9-3349	4.00%	11/01/2035	1,149,827
61,049	FHLMC PC, Pool# 1L-1263#	3.12%	03/01/2036	64,422
79,046	FHLMC PC, Pool# 1H-1348#	2.68%	10/01/2036	83,496
116,754	FHLMC PC, Pool# B3-1891	5.38%	01/01/2037	128,150
432,178	FHLMC PC, Pool# 84-7727#	3.16%	02/01/2037	456,317
219,480	FHLMC PC, Pool# B3-1900	5.38%	02/01/2037	240,971
242,220	FHLMC PC, Pool# B3-1917	5.10%	04/01/2037	263,716
129,741	FHLMC PC, Pool# B3-1934	5.38%	04/01/2037	142,393
34,018	FHLMC PC, Pool# A5-9109	7.50%	04/01/2037	38,666
91,940	FHLMC PC, Pool# B3-1950	5.10%	05/01/2037	100,128
252,653	FHLMC PC, Pool# B3-1976	5.10%	05/01/2037	275,012
240,021	FHLMC PC, Pool# A6-7884	5.38%	05/01/2037	263,412
215,896	FHLMC PC, Pool# 1J-1681#	3.82%	06/01/2037	231,053
185,457	FHLMC PC, Pool# B3-2000	5.10%	06/01/2037	201,819
104,848	FHLMC PC, Pool# B3-2032	5.10%	07/01/2037	114,095
104,794	FHLMC PC, Pool# U3-0471	5.10%	07/01/2037	114,055
60,317	FHLMC PC, Pool# U3-0653	5.13%	07/01/2037	66,142
83,670	FHLMC PC, Pool# U3-0606	5.10%	09/01/2037	91,105
328,515	FHLMC PC, Pool# U3-0681	5.10%	09/01/2037	357,407
56,989	FHLMC PC, Pool# 1G-2249#	3.28%	10/01/2037	59,892
289,094	FHLMC PC, Pool# T3-0346	5.38%	10/01/2037	317,381
92,139	FHLMC PC, Pool# U3-0800	5.10%	11/01/2037	100,272
157,221	FHLMC PC, Pool# U3-1874	5.38%	04/01/2038	172,692
445,679	FHLMC PC, Pool# N7-0082	6.00%	07/01/2038	478,697
123,862	FHLMC PC, Pool# U3-2470	5.10%	11/01/2038	134,865
130,193	FHLMC PC, Pool# A8-9112	4.50%	10/01/2039	139,825
257,542	FHLMC PC, Pool# Q0-3759	3.50%	10/01/2041	265,711
3,226,409	FHLMC PC, Pool# G0-7289	3.00%	11/01/2042	3,245,696
709,130	FHLMC PC, Pool# Q3-8585	4.00%	10/01/2043	747,286
906,125	FHLMC PC, Pool# Q2-6108	5.00%	05/01/2044	986,958
1,101,161	FHLMC PC, Pool# Q4-3432	4.00%	07/01/2046	1,159,496
1,902,239	FHLMC PC, Pool# Q4-6591	4.00%	03/01/2047	2,007,331
1,627,012	FHLMC PC, Pool# Q4-6628	4.50%	03/01/2047	1,743,879
1,719,864	FHLMC PC, Pool# Q4-6965	4.50%	03/01/2047	1,843,407
3,076,048	FHLMC PC, Pool# Q4-6676	4.50%	03/01/2047	3,297,007
2,178,756	FHLMC PC, Pool# Q4-7280	4.50%	04/01/2047	2,335,310
1,095,555	FHLMC PC, Pool# Q4-7377	4.50%	04/01/2047	1,174,249
1,827,446	FHLMC PC, Pool# Q4-7871	4.00%	05/01/2047	1,928,407
2,348,322	FHLMC PC, Pool# Q4-7885	4.50%	05/01/2047	2,516,997

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2017

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 109.4% (Continued)
6,962,326	FHLMC REMIC, Series 4318~	2.50%	08/15/2022	349,574
23,737	FHLMC REMIC, Series 2516	5.50%	10/15/2022	25,650
5,790,821	FHLMC REMIC, Series 4329~	2.50%	01/15/2023	324,758
103,966	FHLMC REMIC, Series 3571	4.00%	09/15/2024	108,813
1,588,745	FHLMC REMIC, Series 4092~	3.00%	09/15/2031	164,960
221,472	FHLMC REMIC, Series 2517	5.50%	10/15/2032	235,791
2,334,085	FHLMC REMIC, Series 4309~	3.00%	08/15/2039	297,681
2,314,945	FHLMC REMIC, Series 4015~	4.00%	11/15/2039	331,419
281,926	FHLMC REMIC, Series 3878	3.00%	04/15/2041	287,205
1,549,095	FHLMC REMIC, Series 4126~	3.50%	05/15/2041	192,557
4,778,293	FHLMC REMIC, Series 4495~	3.50%	07/15/2045	883,682
85,905	FHLMC REMIC, Series 1843	7.00%	04/15/2026	95,272
1,450,000	FHLMC SCRTT, Series 2016-1 M1#^	3.00%	09/25/2055	1,410,096
1,137,075	FHLMC SCRTT, Series 2017-1 HA#	2.00%	01/25/2056	1,139,104
4,804,692	FHLMC STACR Debt Notes, Series 2014-DN2 M2#	2.87%	04/25/2024	4,882,330
1,258,535	FHLMC STACR Debt Notes, Series 2015-HQ2 M1#	2.32%	05/27/2025	1,261,518
1,307,811	FHLMC STACR Debt Notes, Series 2015-DNA1 M1#	2.12%	10/25/2027	1,309,631
16,257,823	FHMS, Series K-721#~	0.46%	08/25/2022	240,973
2,191,034	FHMS, Series K-J07	1.53%	09/25/2022	2,133,046
10,541,060	FHMS, Series K-722#~	1.44%	03/25/2023	644,484
129,136	FHMS, Series K-J12	2.38%	04/25/2023	130,384
16,485,004	FHMS, Series K-723#~	0.96%	08/25/2023	802,511
3,000,000	FHMS, Series K-J14	2.20%	11/25/2023	3,010,428
11,380,475	FHMS, Series K-725#~	0.84%	01/25/2024	462,435
6,110,000	FHMS, Series K-725	3.00%	01/25/2024	6,297,259
27,858,420	FHMS, Series K-046#~	0.50%	03/25/2025	712,212
7,141,241	FHMS, Series K-055#~	1.50%	03/25/2026	693,628
7,622,600	FHMS, Series K-056#~	1.40%	05/25/2026	687,521
6,742,578	FHMS, Series K-057#~	1.33%	07/25/2026	585,981
5,448,137	FHMS, Series K-058#~	1.06%	08/25/2026	376,585
7,933,797	FHMS, Series K-064#~	0.75%	03/25/2027	392,953
5,400,000	FHMS, Series K-724#~	1.93%	12/25/2044	541,037
4,312,624	FHMS, Series K-725#~	2.15%	02/25/2045	503,105
16,744	FNMA, Pool# 683378	5.00%	02/01/2018	17,154
24,677	FNMA, Pool# 254720	4.50%	05/01/2018	25,282
122,599	FNMA, Pool# 709829	4.50%	06/01/2018	125,603
29,646	FNMA, Pool# 254759	4.50%	06/01/2018	30,373
52,054	FNMA, Pool# 709918	4.50%	06/01/2018	53,329
22,509	FNMA, Pool# 722053	4.50%	07/01/2018	23,061
36,246	FNMA, Pool# 254802	4.50%	07/01/2018	37,134
8,763	FNMA, Pool# 730721	4.50%	08/01/2018	8,977
8,309	FNMA, Pool# 746842	4.50%	09/01/2018	8,513
7,852	FNMA, Pool# 746359	4.50%	10/01/2018	8,045
7,259	FNMA, Pool# 746378	4.50%	10/01/2018	7,437
13,404	FNMA, Pool# 744697	4.50%	10/01/2018	13,732
4,187	FNMA, Pool# 738673	4.50%	10/01/2018	4,290
63,853	FNMA, Pool# 254953	5.00%	11/01/2018	65,422
65,695	FNMA, Pool# 725048	5.00%	11/01/2018	67,310
174,133	FNMA, Pool# 747846	4.50%	12/01/2018	178,401
84,035	FNMA, Pool# 255076	4.50%	01/01/2019	86,094
29,316	FNMA, Pool# 735057	4.50%	01/01/2019	30,034
25,868	FNMA, Pool# 763911	4.50%	01/01/2019	26,502
58,818	FNMA, Pool# 765178	5.00%	01/01/2019	60,318
125,288	FNMA, Pool# AL0472	5.50%	01/01/2019	127,040
2,100	FNMA, Pool# 756846	4.50%	02/01/2019	2,151
8,693	FNMA, Pool# 485352	6.00%	02/01/2019	9,780

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2017

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 109.4% (Continued)
73,857	FNMA, Pool# 747032	4.50%	03/01/2019	75,667
2,582	FNMA, Pool# 766729	4.50%	03/01/2019	2,646
62,593	FNMA, Pool# 255108	4.50%	03/01/2019	64,127
26,279	FNMA, Pool# AA8642	4.50%	03/01/2019	26,923
67,042	FNMA, Pool# 357566	4.50%	04/01/2019	68,685
12,028	FNMA, Pool# 658653	4.50%	04/01/2019	12,323
78,481	FNMA, Pool# 255176	4.50%	04/01/2019	80,404
10,113	FNMA, Pool# 252386	6.50%	04/01/2019	11,188
2,194	FNMA, Pool# 725445	4.50%	05/01/2019	2,248
46,860	FNMA, Pool# 725414	4.50%	05/01/2019	48,008
193,756	FNMA, Pool# 761405	4.50%	05/01/2019	198,504
17,346	FNMA, Pool# 931245	4.50%	05/01/2019	17,771
7,136	FNMA, Pool# 775227	4.50%	05/01/2019	7,311
20,374	FNMA, Pool# 780962	4.50%	05/01/2019	20,873
43,758	FNMA, Pool# 761477	4.50%	06/01/2019	44,830
131,408	FNMA, Pool# 785427	4.50%	06/01/2019	134,628
53,199	FNMA, Pool# 725602	4.50%	06/01/2019	54,503
262,700	FNMA, Pool# 785246	4.50%	06/01/2019	269,138
96,803	FNMA, Pool# 255273	4.50%	06/01/2019	99,175
3,119	FNMA, Pool# 793178	4.50%	06/01/2019	3,196
62,807	FNMA, Pool# 932309	5.00%	06/01/2019	63,064
54,691	FNMA, Pool# MA0137	5.00%	06/01/2019	56,035
83,529	FNMA, Pool# 779356	6.50%	06/01/2019	85,282
201,684	FNMA, Pool# 776388	5.50%	07/01/2019	205,831
107,487	FNMA, Pool# 773482	4.50%	08/01/2019	109,377
40,427	FNMA, Pool# 786729	5.50%	08/01/2019	41,345
29,951	FNMA, Pool# AB3436	4.50%	10/01/2019	30,685
7,059	FNMA, Pool# 803941#	3.44%	11/01/2019	7,130
7,212	FNMA, Pool# 803632	4.50%	11/01/2019	7,388
191,676	FNMA, Pool# 735095	4.50%	12/01/2019	196,373
73,649	FNMA, Pool# 797410	4.50%	12/01/2019	75,454
4,458	FNMA, Pool# 357697	4.50%	12/01/2019	4,567
95,612	FNMA, Pool# 803899	5.00%	12/01/2019	98,773
16,141	FNMA, Pool# AD0672	4.50%	01/01/2020	16,536
10,245	FNMA, Pool# 810457	4.50%	01/01/2020	10,496
70,051	FNMA, Pool# 807710	4.50%	01/01/2020	72,020
24,930	FNMA, Pool# MA0300	4.50%	01/01/2020	25,541
24,673	FNMA, Pool# 808905	5.00%	01/01/2020	25,280
33,802	FNMA, Pool# 809861	4.50%	02/01/2020	34,631
27,352	FNMA, Pool# MA0323	4.50%	02/01/2020	28,022
8,299	FNMA, Pool# 735255	4.50%	02/01/2020	8,520
45,150	FNMA, Pool# 798042	5.00%	02/01/2020	46,554
98,930	FNMA, Pool# 801577	5.00%	02/01/2020	101,362
26,879	FNMA, Pool# MA0408	5.00%	03/01/2020	27,539
10,560	FNMA, Pool# MA0419	4.50%	05/01/2020	10,819
372,638	FNMA, Pool# 923279	4.50%	06/01/2020	381,861
85,237	FNMA, Pool# 255736	5.50%	06/01/2020	88,438
58,504	FNMA, Pool# 809099	5.50%	06/01/2020	60,126
61,902	FNMA, Pool# 745017	4.50%	07/01/2020	63,419
228,330	FNMA, Pool# AC0884	5.00%	07/01/2020	233,944
125,313	FNMA, Pool# 828696	5.50%	07/01/2020	129,698
15,509	FNMA, Pool# AL0560	4.50%	08/01/2020	15,889
30,666	FNMA, Pool# 837220	4.50%	08/01/2020	31,643
82,026	FNMA, Pool# MA0517	4.00%	09/01/2020	84,954
57,643	FNMA, Pool# 357985	4.50%	09/01/2020	59,413
10,254	FNMA, Pool# 745393	4.50%	09/01/2020	10,505

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2017

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 109.4% (Continued)
21,280	FNMA, Pool# 735920	4.50%	10/01/2020	21,874
57,062	FNMA, Pool# 255891	5.00%	10/01/2020	59,261
14,313	FNMA, Pool# MA0613	4.00%	11/01/2020	14,824
87,943	FNMA, Pool# 843510	4.50%	11/01/2020	90,413
161,123	FNMA, Pool# 255937	5.00%	11/01/2020	169,139
161,561	FNMA, Pool# 898044	4.50%	12/01/2020	166,266
105,534	FNMA, Pool# 995158	4.50%	12/01/2020	108,500
40,214	FNMA, Pool# 813939	5.00%	12/01/2020	41,650
50,953	FNMA, Pool# 837189	5.00%	12/01/2020	52,664
26,399	FNMA, Pool# 112132#	6.15%	12/01/2020	26,350
92,011	FNMA, Pool# 745285	4.50%	01/01/2021	94,622
11,874	FNMA, Pool# MA0660	4.00%	02/01/2021	12,298
100,535	FNMA, Pool# 850791	5.00%	02/01/2021	103,455
87,716	FNMA, Pool# 889196	4.50%	03/01/2021	90,174
37,410	FNMA, Pool# 831360	5.50%	03/01/2021	39,060
68,333	FNMA, Pool# 831430	5.50%	03/01/2021	71,123
43,319	FNMA, Pool# 256246	6.00%	05/01/2021	45,091
57,481	FNMA, Pool# 256277	5.50%	06/01/2021	60,326
13,561	FNMA, Pool# MA0805	4.00%	07/01/2021	14,149
169,960	FNMA, Pool# 883002	6.00%	07/01/2021	179,556
117,766	FNMA, Pool# 253945	6.50%	08/01/2021	130,304
184,774	FNMA, Pool# AD0167	5.50%	09/01/2021	192,943
68,531	FNMA, Pool# 254000	6.50%	09/01/2021	75,828
29,722	FNMA, Pool# 254044	6.50%	10/01/2021	32,888
39,094	FNMA, Pool# 889197	4.50%	11/01/2021	40,217
188,336	FNMA, Pool# 254085	6.00%	11/01/2021	211,883
41,420	FNMA, Pool# 889212	5.00%	12/01/2021	42,500
122,881	FNMA, Pool# 254138	6.00%	12/01/2021	138,244
65,604	FNMA, Pool# 911870	6.00%	12/01/2021	69,463
113,978	FNMA, Pool# 922791	6.50%	12/01/2021	117,740
115,680	FNMA, Pool# 254179	6.00%	01/01/2022	130,143
28,227	FNMA, Pool# 906152	6.00%	01/01/2022	29,789
86,856	FNMA, Pool# 254295	6.00%	04/01/2022	97,715
40,932	FNMA, Pool# 888410	6.50%	04/01/2022	43,283
86,506	FNMA, Pool# 889143	4.50%	05/01/2022	88,906
32,479	FNMA, Pool# 254420	6.00%	07/01/2022	36,540
34,780	FNMA, Pool# 907059	6.00%	08/01/2022	36,785
183,985	FNMA, Pool# 254440	6.00%	08/01/2022	206,988
185,953	FNMA, Pool# 888899	4.50%	11/01/2022	191,941
16,246	FNMA, Pool# 888815	4.50%	11/01/2022	16,809
44,011	FNMA, Pool# 947936	5.50%	11/01/2022	46,977
29,286	FNMA, Pool# 967007	6.00%	12/01/2022	31,116
18,068	FNMA, Pool# 196455#	2.70%	01/01/2023	18,295
58,086	FNMA, Pool# 965546	5.50%	01/01/2023	60,622
41,841	FNMA, Pool# 970382	4.50%	03/01/2023	43,535
494,970	FNMA, Pool# 933884	4.50%	04/01/2023	521,847
50,276	FNMA, Pool# 962717	5.50%	04/01/2023	53,780
23,990	FNMA, Pool# 205601#	2.80%	05/01/2023	24,128
223,458	FNMA, Pool# 963625	6.00%	05/01/2023	235,601
73,817	FNMA, Pool# 257233	4.50%	06/01/2023	77,399
215,765	FNMA, Pool# 987208	5.00%	07/01/2023	228,557
102,888	FNMA, Pool# 933992	6.00%	08/01/2023	109,747
200,630	FNMA, Pool# 988940	5.50%	09/01/2023	215,524
321,407	FNMA, Pool# 889986	6.00%	11/01/2023	341,707
502,315	FNMA, Pool# 995460	5.50%	12/01/2023	533,273
247,069	FNMA, Pool# MA1937	4.00%	03/01/2024	256,091

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2017

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 109.4% (Continued)
109,094	FNMA, Pool# AL3941	6.00%	03/01/2024	115,299
51,187	FNMA, Pool# AA2946	4.50%	04/01/2024	54,018
39,666	FNMA, Pool# 934900	5.50%	07/01/2024	41,974
167,741	FNMA, Pool# 931724	4.50%	08/01/2024	178,178
2,437,431	FNMA, Pool# BC4577	4.50%	09/01/2024	2,558,538
170,024	FNMA, Pool# AD0354	4.50%	10/01/2024	180,885
56,953	FNMA, Pool# AC4010	4.50%	10/01/2024	60,017
48,314	FNMA, Pool# 935764	4.50%	11/01/2024	51,408
38,517	FNMA, Pool# AC5129	4.50%	11/01/2024	40,987
124,926	FNMA, Pool# AC8537	4.50%	12/01/2024	132,704
98,886	FNMA, Pool# AC8868	4.50%	12/01/2024	104,208
97,665	FNMA, Pool# AC9692	4.50%	02/01/2025	102,135
45,929	FNMA, Pool# AX5299	4.50%	02/01/2025	48,271
81,983	FNMA, Pool# AD2872	4.50%	03/01/2025	86,577
40,015	FNMA, Pool# AD7155	4.50%	07/01/2025	42,245
114,110	FNMA, Pool# AE0284	5.00%	07/01/2025	121,223
18,282	FNMA, Pool# 318779#	2.86%	10/01/2025	18,632
75,083	FNMA, Pool# 336422#	3.46%	10/01/2025	75,583
15,986	FNMA, Pool# 345313#	3.03%	01/01/2026	16,139
162,189	FNMA, Pool# 356232	6.50%	01/01/2026	179,487
26,192	FNMA, Pool# 373145#	2.87%	02/01/2026	27,214
296,406	FNMA, Pool# AE0989	4.50%	02/01/2026	314,918
56,700	FNMA, Pool# 406521#	3.15%	05/01/2026	57,366
15,921	FNMA, Pool# 393302#	2.67%	07/01/2026	16,377
28,985	FNMA, Pool# 341523#	3.52%	07/01/2026	29,231
116,660	FNMA, Pool# 890336	4.50%	08/01/2026	123,366
81,445	FNMA, Pool# 356329#	3.26%	01/01/2027	83,461
47,903	FNMA, Pool# 890611	4.50%	01/01/2027	50,538
53,759	FNMA, Pool# AL1953	4.50%	01/01/2027	56,656
28,108	FNMA, Pool# 347559#	2.75%	02/01/2027	28,363
20,325	FNMA, Pool# 313377#	2.82%	02/01/2027	20,439
54,666	FNMA, Pool# 363850#	2.90%	04/01/2027	56,195
39,559	FNMA, Pool# 374711#	3.11%	07/01/2027	39,825
26,657	FNMA, Pool# 428177#	2.90%	10/01/2027	27,219
59,446	FNMA, Pool# 406380#	2.88%	11/01/2027	60,478
25,596	FNMA, Pool# 403245#	2.63%	12/01/2027	26,298
13,600	FNMA, Pool# 323083#	2.81%	12/01/2027	13,871
19,852	FNMA, Pool# 422279#	2.91%	12/01/2027	20,406
21,245	FNMA, Pool# 423294#	3.04%	01/01/2028	22,044
23,804	FNMA, Pool# 534740#	3.06%	03/01/2028	24,186
30,454	FNMA, Pool# 593950#	3.27%	05/01/2028	30,890
10,943	FNMA, Pool# 539082	7.00%	08/01/2028	11,018
11,527	FNMA, Pool# 457274#	2.92%	10/01/2028	11,567
39,656	FNMA, Pool# 576596#	3.15%	12/01/2028	41,160
38,387	FNMA, Pool# 532580#	2.85%	02/01/2029	38,914
26,314	FNMA, Pool# 508399#	2.67%	06/01/2029	26,876
967,257	FNMA, Pool# 957502	3.98%	07/01/2029	1,022,216
56,978	FNMA, Pool# 520478#	2.60%	11/01/2029	57,682
13,132	FNMA, Pool# 524669#	2.60%	11/01/2029	13,233
12,226	FNMA, Pool# 556998#	2.83%	02/01/2030	12,507
17,481	FNMA, Pool# 608435#	2.97%	06/01/2030	17,888
12,938	FNMA, Pool# 582342#	2.97%	08/01/2030	13,375
48,015	FNMA, Pool# 559439#	2.90%	09/01/2030	49,001
19,345	FNMA, Pool# 594243#	3.06%	12/01/2030	19,718
63,280	FNMA, Pool# 573097#	2.71%	02/01/2031	63,891
21,737	FNMA, Pool# 503648#	3.15%	02/01/2031	21,826

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2017

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 109.4% (Continued)
19,613	FNMA, Pool# 581028#	3.13%	05/01/2031	19,942
47,151	FNMA, Pool# 590852#	2.61%	07/01/2031	47,581
17,560	FNMA, Pool# 594916#	2.78%	07/01/2031	17,821
74,101	FNMA, Pool# 656181#	2.91%	08/01/2031	76,877
28,211	FNMA, Pool# 602954#	2.92%	08/01/2031	28,427
46,673	FNMA, Pool# 723313#	3.17%	09/01/2031	46,957
39,999	FNMA, Pool# 598961#	2.90%	10/01/2031	40,741
21,465	FNMA, Pool# 618180#	3.00%	01/01/2032	21,860
7,678	FNMA, Pool# 625536	6.00%	01/01/2032	8,638
57,875	FNMA, Pool# 642122#	3.15%	03/01/2032	60,364
36,436	FNMA, Pool# 628837	6.50%	03/01/2032	40,608
48,222	FNMA, Pool# 640225#	3.15%	04/01/2032	50,467
25,284	FNMA, Pool# 629132#	2.97%	05/01/2032	25,579
11,322	FNMA, Pool# 642367#	3.27%	05/01/2032	11,354
39,807	FNMA, Pool# 651149#	2.03%	07/01/2032	40,338
38,232	FNMA, Pool# 652339#	2.75%	09/01/2032	38,671
48,438	FNMA, Pool# 662138#	2.93%	09/01/2032	49,348
18,204	FNMA, Pool# 675591#	2.62%	11/01/2032	18,653
63,050	FNMA, Pool# 668309#	2.64%	11/01/2032	63,412
28,130	FNMA, Pool# 665551#	2.75%	11/01/2032	28,274
59,873	FNMA, Pool# 675634#	2.50%	12/01/2032	61,083
21,833	FNMA, Pool# 675633#	2.60%	12/01/2032	22,881
25,736	FNMA, Pool# 713329#	2.93%	12/01/2032	26,199
18,844	FNMA, Pool# 669939#	2.25%	01/01/2033	19,448
33,264	FNMA, Pool# 677531#	2.83%	01/01/2033	34,364
18,646	FNMA, Pool# 658901#	2.92%	01/01/2033	19,610
22,692	FNMA, Pool# 688559#	2.64%	03/01/2033	23,153
26,324	FNMA, Pool# 688561#	2.88%	03/01/2033	26,276
63,724	FNMA, Pool# 696546#	3.63%	03/01/2033	64,060
98,571	FNMA, Pool# 696219#	2.76%	04/01/2033	101,000
15,783	FNMA, Pool# 711968#	3.03%	05/01/2033	16,505
121,990	FNMA, Pool# 702901	6.00%	05/01/2033	140,664
39,770	FNMA, Pool# 732275#	2.75%	06/01/2033	40,816
74,328	FNMA, Pool# 721381#	3.25%	06/01/2033	75,208
44,815	FNMA, Pool# 555819#	2.90%	07/01/2033	46,473
35,876	FNMA, Pool# 732001#	2.66%	09/01/2033	37,538
16,289	FNMA, Pool# 748084#	2.72%	09/01/2033	17,093
31,914	FNMA, Pool# 748643#	2.90%	09/01/2033	33,091
19,331	FNMA, Pool# 705689#	2.78%	10/01/2033	19,791
11,334	FNMA, Pool# 753488#	2.40%	11/01/2033	11,567
19,731	FNMA, Pool# 725090#	2.79%	11/01/2033	20,403
81,058	FNMA, Pool# 751498#	2.84%	11/01/2033	85,954
52,736	FNMA, Pool# 744805#	2.89%	11/01/2033	53,614
36,747	FNMA, Pool# 725008#	2.78%	12/01/2033	38,328
32,647	FNMA, Pool# 741373#	2.78%	12/01/2033	33,866
32,881	FNMA, Pool# 754767	6.50%	12/01/2033	36,375
12,021	FNMA, Pool# 725093#	2.78%	01/01/2034	12,466
12,103	FNMA, Pool# 762267#	2.35%	02/01/2034	12,395
78,286	FNMA, Pool# 764342#	2.90%	02/01/2034	80,961
18,199	FNMA, Pool# 788972#	2.82%	04/01/2034	18,604
191,422	FNMA, Pool# 774969#	2.95%	04/01/2034	199,802
27,366	FNMA, Pool# 779077#	3.36%	06/01/2034	29,077
138,555	FNMA, Pool# 783554#	2.71%	07/01/2034	141,657
68,776	FNMA, Pool# 789060#	3.10%	07/01/2034	72,599
12,658	FNMA, Pool# 725803#	3.12%	08/01/2034	13,280
13,301	FNMA, Pool# 784118#	3.30%	09/01/2034	13,763

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2017

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 109.4% (Continued)
12,947	FNMA, Pool# 796884#	2.56%	10/01/2034	13,205
28,923	FNMA, Pool# 797313#	2.52%	11/01/2034	30,406
29,371	FNMA, Pool# 796283	5.50%	12/01/2034	32,874
10,735	FNMA, Pool# 809345#	3.14%	02/01/2035	10,832
66,360	FNMA, Pool# 819649#	3.23%	03/01/2035	69,969
37,532	FNMA, Pool# 822036#	3.16%	07/01/2035	38,814
55,493	FNMA, Pool# 830970#	3.13%	08/01/2035	58,615
178,337	FNMA, Pool# 837329#	2.63%	09/01/2035	187,713
10,205	FNMA, Pool# 843021#	2.90%	09/01/2035	10,656
84,139	FNMA, Pool# 836335#	2.73%	10/01/2035	84,285
117,705	FNMA, Pool# 836715#	3.18%	10/01/2035	118,109
240,338	FNMA, Pool# 842006	4.25%	10/01/2035	255,309
113,275	FNMA, Pool# 922680#	3.54%	11/01/2035	120,453
17,877	FNMA, Pool# 863741#	2.67%	12/01/2035	18,817
302,725	FNMA, Pool# 850232	4.25%	12/01/2035	321,666
44,676	FNMA, Pool# 849273#	2.87%	01/01/2036	46,582
12,492	FNMA, Pool# 848817	5.00%	01/01/2036	13,711
12,349	FNMA, Pool# 880366#	2.79%	02/01/2036	12,839
17,728	FNMA, Pool# 866923#	3.01%	02/01/2036	18,725
14,538	FNMA, Pool# 880373#	3.11%	02/01/2036	15,272
48,797	FNMA, Pool# 865849#	3.22%	03/01/2036	50,501
94,094	FNMA, Pool# 877009#	4.05%	03/01/2036	99,636
119,380	FNMA, Pool# 868568#	3.54%	04/01/2036	126,804
71,214	FNMA, Pool# 745626#	2.88%	05/01/2036	74,981
83,476	FNMA, Pool# 882017#	2.93%	05/01/2036	86,755
53,605	FNMA, Pool# 872895#	3.51%	06/01/2036	56,202
54,901	FNMA, Pool# 886163#	3.25%	07/01/2036	58,232
16,749	FNMA, Pool# 886344#	3.46%	07/01/2036	17,668
12,822	FNMA, Pool# 345858#	2.82%	08/01/2036	13,222
14,896	FNMA, Pool# 886530#	3.03%	08/01/2036	15,838
11,159	FNMA, Pool# 745762#	3.05%	08/01/2036	11,636
159,401	FNMA, Pool# AD0766	7.00%	08/01/2036	188,603
35,208	FNMA, Pool# 745925#	3.01%	09/01/2036	37,328
17,936	FNMA, Pool# 900190#	3.42%	09/01/2036	18,058
245,947	FNMA, Pool# 745818	6.50%	09/01/2036	276,070
223,959	FNMA, Pool# 894270#	2.95%	10/01/2036	224,522
54,848	FNMA, Pool# 905193#	3.49%	11/01/2036	56,384
90,326	FNMA, Pool# 902770	5.38%	11/01/2036	99,624
31,593	FNMA, Pool# 870904#	2.75%	12/01/2036	31,625
36,560	FNMA, Pool# 905857#	3.23%	12/01/2036	38,795
96,051	FNMA, Pool# 906289	5.38%	12/01/2036	105,886
26,360	FNMA, Pool# 920954#	2.79%	01/01/2037	27,355
31,696	FNMA, Pool# 906184#	2.96%	01/01/2037	31,916
139,426	FNMA, Pool# 940309#	3.00%	01/01/2037	142,614
10,292	FNMA, Pool# 909469#	3.39%	02/01/2037	10,831
27,811	FNMA, Pool# 909576#	3.50%	02/01/2037	28,469
31,092	FNMA, Pool# 912243#	3.53%	02/01/2037	31,216
20,018	FNMA, Pool# 881326#	2.99%	03/01/2037	21,082
17,358	FNMA, Pool# 913253#	3.00%	03/01/2037	18,078
85,247	FNMA, Pool# 910181#	3.45%	03/01/2037	89,294
10,515	FNMA, Pool# 888583#	3.61%	03/01/2037	10,923
86,387	FNMA, Pool# 888445#	3.29%	04/01/2037	92,597
183,103	FNMA, Pool#888366	7.00%	04/01/2037	213,809
76,003	FNMA, Pool# 995521#	3.61%	05/01/2037	79,779
117,809	FNMA, Pool# 950382#	2.43%	08/01/2037	121,492
66,864	FNMA, Pool# 953988	5.38%	08/01/2037	69,285

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2017

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 109.4% (Continued)
173,214	FNMA, Pool# 941050#	5.92%	08/01/2037	172,973
67,425	FNMA, Pool# 946403#	3.32%	09/01/2037	67,482
87,743	FNMA, Pool# 952835#	4.66%	09/01/2037	91,315
326,949	FNMA, Pool# 955233	6.50%	12/01/2037	379,146
225,422	FNMA, Pool# 962656#	2.92%	04/01/2038	233,245
53,314	FNMA, Pool# 982237#	3.67%	05/01/2038	56,909
227,472	FNMA, Pool# 988684	6.00%	09/01/2038	257,408
227,328	FNMA, Pool# 930507	6.50%	02/01/2039	264,098
4,299,957	FNMA, Pool# AS2249	4.00%	04/01/2039	4,544,041
10,111	FNMA, Pool# AC4824#	3.09%	10/01/2039	10,661
16,913	FNMA, Pool# AI1170	5.00%	04/01/2041	18,509
448,519	FNMA, Pool# MA1065	4.00%	05/01/2042	473,404
13,405	FNMA, Pool# AR1150	3.00%	01/01/2043	13,466
2,924,766	FNMA, Pool# AR6379	3.00%	02/01/2043	2,942,607
1,305,778	FNMA, Pool# AB8711	3.00%	03/01/2043	1,315,504
1,028,560	FNMA, Pool# BC1738	4.50%	09/01/2043	1,109,164
2,041,393	FNMA, Pool# AU6230	5.00%	09/01/2043	2,234,231
799,405	FNMA, Pool# AS1429	4.00%	12/01/2043	842,929
627,306	FNMA, Pool# AV7739	4.00%	01/01/2044	667,478
2,598,995	FNMA, Pool# BC1737	4.00%	01/01/2044	2,746,213
977,405	FNMA, Pool# AW6485	4.00%	06/01/2044	1,030,747
1,312,390	FNMA, Pool# AS2985	4.00%	08/01/2044	1,390,235
989,798	FNMA, Pool# AY0382	4.00%	11/01/2044	1,032,763
203,707	FNMA, Pool# AY1007	4.00%	02/01/2045	214,337
1,466,315	FNMA, Pool# AY0677	3.50%	03/01/2045	1,514,668
1,039,152	FNMA, Pool# AW9534	4.00%	03/01/2045	1,098,415
1,703,607	FNMA, Pool# AZ2000	3.50%	05/01/2045	1,759,818
962,685	FNMA, Pool# AZ4154	4.00%	06/01/2045	1,019,849
3,443,351	FNMA, Pool# AZ7828	4.00%	08/01/2045	3,623,037
444,528	FNMA, Pool# AZ8061	4.00%	08/01/2045	467,725
2,364,347	FNMA, Pool# AZ8218	4.00%	08/01/2045	2,487,726
1,719,050	FNMA, Pool# AZ7073	4.00%	09/01/2045	1,813,024
238,791	FNMA, Pool# AZ1494	4.00%	09/01/2045	252,011
307,259	FNMA, Pool# BA2936	4.00%	10/01/2045	324,019
1,734,287	FNMA, Pool# BA3674	4.50%	10/01/2045	1,869,904
2,569,242	FNMA, Pool# AZ7081	3.50%	11/01/2045	2,654,401
551,137	FNMA, Pool# BA5579	3.50%	12/01/2045	566,576
1,309,118	FNMA, Pool# BA5469	3.50%	12/01/2045	1,351,425
1,390,225	FNMA, Pool# BA5582	3.50%	12/01/2045	1,429,167
1,425,481	FNMA, Pool# BA5584	3.50%	01/01/2046	1,472,814
1,698,780	FNMA, Pool# BA5583	3.50%	01/01/2046	1,757,337
1,581,780	FNMA, Pool# BA5587	4.00%	01/01/2046	1,675,744
2,785,528	FNMA, Pool# BC1230	3.50%	02/01/2046	2,869,148
1,188,359	FNMA, Pool# BC1231	4.00%	02/01/2046	1,258,955
1,074,211	FNMA, Pool# BC6366	4.50%	02/01/2046	1,155,021
4,768,804	FNMA, Pool# AL8256	3.00%	03/01/2046	4,810,096
2,380,205	FNMA, Pool# BC1236	3.50%	03/01/2046	2,446,879
676,642	FNMA, Pool# BC3387	3.50%	03/01/2046	695,793
1,069,376	FNMA, Pool# BC1240	3.50%	04/01/2046	1,103,937
2,291,773	FNMA, Pool# BC1241	3.50%	04/01/2046	2,355,969
1,159,304	FNMA, Pool# BC9463	4.00%	05/01/2046	1,222,735
1,104,550	FNMA, Pool# BD1241	4.50%	05/01/2046	1,194,315
1,503,383	FNMA, Pool# BD1026	4.00%	06/01/2046	1,581,834
1,028,897	FNMA, Pool# BD2775	4.00%	07/01/2046	1,087,528
1,690,972	FNMA, Pool# BD5189	4.50%	07/01/2046	1,829,331
1,076,010	FNMA, Pool# BD7779	4.00%	08/01/2046	1,140,948

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2017

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 109.4% (Continued)
1,161,224	FNMA, Pool# BD3965	3.50%	09/01/2046	1,196,123
1,436,168	FNMA, Pool# BE0297	3.50%	09/01/2046	1,480,708
1,501,324	FNMA, Pool# BE0909	4.50%	10/01/2046	1,642,878
1,133,607	FNMA, Pool# BD8599	4.50%	11/01/2046	1,240,488
1,815,638	FNMA, Pool# BE4515	4.50%	12/01/2046	1,948,598
1,381,441	FNMA, Pool# BE8112	4.00%	02/01/2047	1,453,529
3,068,469	FNMA, Pool# BE7470	4.00%	02/01/2047	3,228,591
1,191,874	FNMA, Pool# BE8875	4.00%	03/01/2047	1,254,070
2,779,981	FNMA, Pool# BE2368	4.50%	03/01/2047	2,984,433
1,521,534	FNMA, Pool# BD3994	4.00%	04/01/2047	1,601,473
1,633,830	FNMA, Pool# BH1407	4.00%	04/01/2047	1,723,438
1,105,339	FNMA, Pool# BH0073	4.00%	04/01/2047	1,165,963
1,157,826	FNMA, Pool# BD3998	4.00%	05/01/2047	1,221,335
1,556,810	FNMA, Pool# BH3057	4.00%	05/01/2047	1,642,193
1,080,412	FNMA, Pool# BD3999	4.50%	05/01/2047	1,159,544
1,169,083	FNMA, Pool# BD4003	4.00%	06/01/2047	1,236,094
1,851,030	FNMA, Pool# BD4004	4.00%	06/01/2047	1,948,282
3,751,430	FNMA, Pool# BH4618	4.00%	06/01/2047	3,957,176
66,238	FNMA REMIC Trust, Series 2003-122	4.00%	12/25/2018	66,874
49	FNMA REMIC Trust, Series 1990-105	6.50%	09/25/2020	51
113,578	FNMA REMIC Trust, Series 1990-116	9.00%	10/25/2020	122,766
84,300	FNMA REMIC Trust, Series 1991-136	7.50%	10/25/2021	91,536
6,079	FNMA REMIC Trust, Series 2012-1	1.75%	12/25/2021	6,079
197,420	FNMA REMIC Trust, Series 1996-23	6.50%	07/25/2026	218,316
1,500,000	FNMA REMIC Trust, Series 2017-T1	2.90%	06/25/2027	1,493,103
3,446,291	FNMA REMIC Trust, Series 2012-139~	2.50%	12/25/2027	300,873
243,868	FNMA REMIC Trust, Series 2013-15~	3.00%	03/25/2028	23,203
166,381	FNMA REMIC Trust, Series 2009-60	5.00%	08/25/2029	181,229
3,392,613	FNMA REMIC Trust, Series 2013-115~	3.00%	04/25/2031	428,165
10,024,894	FNMA REMIC Trust, Series 2014-14~	3.00%	04/25/2031	775,980
437,021	FNMA REMIC Trust, Series 2001-80	6.00%	01/25/2032	476,466
7,917,362	FNMA REMIC Trust, Series 2013-104~	3.00%	08/25/2032	662,911
534,018	FNMA REMIC Trust, Series 2010-39	4.50%	03/25/2036	534,857
135,282	FNMA REMIC Trust, Series 2012-30	3.00%	08/25/2036	137,548
121,355	FNMA REMIC Trust, Series 2009-103#	3.32%	12/25/2039	129,459
349,503	FNMA REMIC Trust, Series 2012-10#	1.77%	02/25/2042	350,297
1,720,749	FNMA REMIC Trust, Series 2013-34~	3.00%	05/25/2042	261,986
1,397,865	FNMA REMIC Trust, Series 2012-99~	4.50%	05/25/2042	232,015
14,515	FNMA REMIC Trust, Series 2003-W10	4.30%	06/25/2043	15,325
4,919	FNMA REMIC Trust, Series 2003-W12	4.48%	06/25/2043	5,199
29,512	FNMA REMIC Trust, Series 2003-W12	4.55%	06/25/2043	31,723
16,365	FNMA REMIC Trust, Series 2003-W12	4.68%	06/25/2043	17,411
19,093	FNMA REMIC Trust, Series 2003-W12	5.00%	06/25/2043	20,472
1,360,030	FNMA REMIC Trust, Series 2015-40~	4.50%	03/25/2045	300,607
14,500,000	FNMA, 2.5%, Due TBA July	2.50%	07/15/2032	14,576,465
11,000,000	FNMA, 3.0%, Due TBA July	3.00%	07/15/2032	11,290,468
11,500,000	FNMA, 3.0%, Due TBA July	3.00%	07/15/2047	11,485,394
3,150,000	FREMF Mortgage Trust, Series 2017-K725#^	4.01%	02/25/2024	3,149,504
1,400,000	FREMF Mortgage Trust, Series 2016-K723#^	3.70%	10/25/2039	1,383,210
750,000	FREMF Mortgage Trust, Series 2017-K726#^	3.97%	07/25/2049	755,706
1,000,000	FREMF Mortgage Trust, Series 2017-K724#^	3.60%	12/25/2049	983,091
41,059	GNMA, Pool# 003577M	5.50%	07/20/2019	41,958
25,033	GNMA, Pool# 003644M	4.00%	09/20/2019	25,799
43,235	GNMA, Pool# MA3644M	5.50%	04/20/2022	43,611
182,233	GNMA, Pool# 782602X	5.00%	09/15/2022	190,713
47,661	GNMA, Pool# 672304X	6.00%	10/15/2022	49,919
The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2017

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 109.4% (Continued)
6,718	GNMA, Pool# 780576X	7.00%	12/15/2022	7,387
82,870	GNMA, Pool# 672701X	4.00%	05/15/2023	86,013
206,159	GNMA, Pool# 615782X	5.00%	09/15/2023	224,585
72,620	GNMA, Pool# 782396X	6.00%	09/15/2023	78,907
62,539	GNMA, Pool# 004295M	6.00%	10/20/2023	64,745
30,520	GNMA, Pool# 710732X	4.50%	08/15/2024	32,295
29,653	GNMA, Pool# 723460X	4.00%	12/15/2024	31,098
204,322	GNMA, Pool# 643800X	6.00%	06/15/2025	231,047
390,143	GNMA, Pool# 005247M	3.50%	11/20/2026	398,009
11,338	GNMA, Pool# 487110	6.50%	04/15/2029	13,133
567,879	GNMA, Pool# 589694X	4.50%	08/15/2029	614,132
4,920	GNMA, Pool# 571166	7.00%	08/15/2031	5,051
1,861,939	GNMA, Pool# 752099X	3.50%	12/15/2032	1,952,842
2,208,821	GNMA, Pool# 711773C	3.50%	06/20/2033	2,289,918
1,311,035	GNMA, Pool# 711788C	3.50%	07/20/2033	1,359,377
9,154	GNMA, Pool# 646058X	6.00%	11/15/2037	10,325
460,761	GNMA, Pool# 767055X	3.00%	05/15/2038	469,442
573,708	GNMA, Pool# 763853X	3.00%	07/15/2038	584,509
103,337	GNMA, Pool# 706295C	5.10%	12/20/2038	111,346
107,693	GNMA, Pool# 706155C	5.10%	03/20/2039	116,027
9,466	GNMA REMIC Trust, Series 2012-03 AK	3.00%	01/16/2027	9,735
1,133,992	GNMA REMIC Trust, Series 2013-168 IA~	2.50%	11/16/2028	95,317
611	GNMA REMIC Trust, Series 2003-97 MA	4.50%	03/20/2033	627
162,723	GNMA REMIC Trust, Series 2003-94 AB	4.00%	04/16/2033	172,550
219,591	GNMA REMIC Trust, Series 2006-40 B	6.00%	08/20/2036	245,706
1,069,139	GNMA REMIC Trust, Series 2012-52 WA#	6.15%	04/20/2038	1,228,559
682,000	GNMA REMIC Trust, Series 2011-156 PM	2.00%	04/20/2040	567,651
831,612	GNMA REMIC Trust, Series 2012-97 GB	2.00%	08/16/2042	717,786
592,517	GNMA REMIC Trust, Series 2011-121 FA#	1.57%	03/16/2043	587,521
725,000	GNMA REMIC Trust, Series 2012-44 B	2.95%	08/16/2043	729,777
4,842,253	GNMA REMIC Trust, Series 2014-135 IO#~	0.84%	01/16/2056	255,500
5,064,034	GNMA REMIC Trust, Series 2015-172 IO#~	0.94%	03/16/2057	330,235
6,913,339	GNMA REMIC Trust, Series 2016-40 IO#~	0.81%	07/16/2057	431,417
5,516,872	GNMA REMIC Trust, Series 2016-56 IO#~	1.00%	11/16/2057	420,135
6,371,870	GNMA REMIC Trust, Series 2016-127 IO#~	0.96%	05/16/2058	493,169
6,179,077	GNMA REMIC Trust, Series 2016-98 IO#~	0.98%	05/16/2058	461,900
5,815,841	GNMA REMIC Trust, Series 2016-110 IO#~	1.05%	05/16/2058	450,561
23,000,000	GNMA, 3.0%, Due TBA July	3.00%	07/15/2047	23,233,593
28,000,000	GNMA, 3.5%, Due TBA July	3.50%	07/15/2047	29,004,061
470,000	GSMS, Series 2013-GC10	2.61%	02/12/2046	474,098
847,000	GSMS, Series 2017-GS6 AS	3.64%	05/12/2050	869,218
1,100,000	JPMCC, Series 2016-ASH A#^	2.66%	10/15/2034	1,105,500
1,000,000	MSBAM, Series 2015-C26 A3	3.21%	10/19/2048	1,016,285
1,100,000	MSC, Series 2017-PRME B#^	2.51%	02/15/2034	1,105,150
1,050,000	WFCM, Series 2016-BNK1 A3	2.65%	08/17/2049	1,014,425
1,300,000	WFCM, Series 2017-RB1 AS	3.76%	03/17/2050	1,355,203
Total Mortgage Backed Securities (Cost $377,594,152)				375,609,784

Asset Backed Securities — 18.8%
1,273,642	Aircraft Certificate Owner Trust, Series 2003-A E^	7.00%	09/20/2022	1,367,574
900,000	American Credit Acceptance Receivables Trust, Series 2017-2 B^	2.46%	04/12/2021	899,961
338,000	American Credit Acceptance Receivables Trust, Series 2015-1 C^	4.29%	04/12/2021	343,391
650,000	American Credit Acceptance Receivables Trust, Series 2014-1 D^	5.20%	04/12/2021	650,599
377,415	AmeriCredit Automobile Receivables Trust, Series 2016-1 A-2-A	1.52%	06/10/2019	377,446
538,137	AmeriCredit Automobile Receivables Trust, Series 2013-4 C	2.72%	09/09/2019	539,403
1,551,685	Bayview Opportunity Master Fund IVb Trust, Series 2017-CRT1 M#^	3.37%	10/25/2028	1,556,680
1,297,052	Bayview Opportunity Master Fund IVb Trust, Series 2017-NPL1 A1#^	3.60%	01/28/2032	1,297,597

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2017

Par Value	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 18.8% (Continued)
613,795	BRE Grand Islander Timeshare Issuer LLC, Series A^	2.94%	05/25/2029	616,081
1,500,000	Capital Auto Receivables Asset Trust, Series 2014-3 B^	2.35%	07/22/2019	1,505,705
3,000,000	Carlyle Global Market Strategies CLO, Ltd., Series 2014-1A BR#^	2.96%	04/17/2025	3,004,792
835,497	Continental Airlines Trust, Series 1999-1 A	6.55%	08/02/2020	873,094
679,286	Continental Airlines Trust, Series 2000-1 A-1	8.05%	05/01/2022	754,008
538,999	CPS Auto Receivables Trust, Series 2016-D A^	1.50%	06/15/2020	538,020
635,000	CPS Auto Receivables Trust, Series 2017-B^	2.33%	05/17/2021	635,528
1,100,000	CPS Auto Receivables Trust, Series 2017-A B^	2.68%	05/17/2021	1,107,354
1,500,000	Dell Equipment Finance Trust, Series 2015-2 B^	2.21%	09/22/2020	1,503,627
895,000	Drive Auto Receivables Trust, Series 2017-BA B^	2.20%	05/15/2020	896,482
663,000	Drive Auto Receivables Trust, Series 2016-AA C^	3.91%	05/17/2021	673,370
600,000	Drive Auto Receivables Trust, Series 2017-1 C	2.84%	04/15/2022	599,832
230,000	Dryden Senior Loan Fund, Series 2015-37A A#^	2.66%	04/15/2027	230,453
758,090	DT Auto Owner Trust, Series 2016-1A B^	2.79%	05/15/2020	759,780
174,259	Exeter Automobile Receivables Trust, Series 2015-2A A^	1.54%	11/15/2019	174,196
793,751	Exeter Automobile Receivables Trust, Series 2016-3A A^	1.84%	11/16/2020	792,042
172,383	Federal Express Corp., Series 1998-1	6.72%	07/15/2023	189,078
1,500,000	Finn Square CLO, Ltd., Series 2012-1A C#^	4.90%	12/24/2023	1,500,418
269,001	Flagship Credit Auto Trust, Series 2013-2 B^	3.21%	08/15/2019	269,314
2,400,000	Flagship Credit Auto Trust, Series 2014-2 B^	2.84%	11/16/2020	2,415,909
1,750,000	Highbridge Loan Management, Ltd., Series 4A-2014 B#^	4.17%	07/28/2025	1,751,731
3,000,000	Highbridge Loan Management, Ltd., Series 6A-2015 C#^	4.24%	05/05/2027	3,001,814
175,865	Hilton Grand Vacations Trust, Series 2013-A A^	2.28%	01/25/2026	175,383
343,446	Hilton Grand Vacations Trust, Series 2014-AA A^	1.77%	11/25/2026	338,214
908,548	Hilton Grand Vacations Trust, Series 2017-AA A^	2.66%	12/26/2028	909,586
750,000	Magnetite IX, Ltd.#^	4.35%	07/25/2026	750,044
226,843	MMAF Equipment Finance LLC, Series 2015-AA A3^	1.39%	10/16/2019	226,615
57,467	MMAF Equipment Finance LLC, Series 2013-AA A4^	1.68%	05/11/2020	57,500
503,611	MVW Owner Trust, Series 2013-1A A^	2.15%	04/22/2030	502,178
171,616	MVW Owner Trust, Series 2014-1A A^	2.25%	09/22/2031	170,544
973,532	MVW Owner Trust, Series 2015-1A A^	2.52%	12/20/2032	969,336
667,722	MVW Owner Trust, Series 2016-1A A^	2.25%	12/20/2033	660,108
729,160	Orange Lake Timeshare Trust, Series 2016-A A^	2.61%	03/08/2029	728,687
513,656	OSCAR U.S. Funding Trust IV, Series 2016-1A A2B#^	2.69%	07/15/2020	516,722
275,077	OSCAR U.S. Funding Trust V, Series 2016-2A A2B#^	2.39%	11/15/2019	276,386
419,900	OSCAR U.S. Funding Trust VI LLC, Series 2017-1A A1^	1.18%	04/10/2018	419,562
810,000	OSCAR U.S. Funding Trust VI LLC, Series 2017-1A A2B#^	1.92%	05/11/2020	810,437
177,681	Prestige Auto Receivables Trust, Series 2016-1A A2^	1.78%	04/15/2019	177,792
2,200,000	Prestige Auto Receivables Trust, Series 2014-1A B^	1.91%	04/15/2020	2,202,130
760,000	Prestige Auto Receivables Trust, Series 2016-1A A3^	1.99%	06/15/2020	762,161
254,000	Prestige Auto Receivables Trust, Series 2016-1A B^	2.98%	11/16/2020	256,969
285,000	Prestige Auto Receivables Trust, Series 2015-1 B^	2.04%	04/15/2021	285,468
2,000,000	Regatta III Funding, Ltd.#^	2.80%	04/15/2026	2,000,000
1,200,000	Santander Drive Auto Receivables Trust, Series 2017-2 C	2.79%	08/15/2022	1,199,347
70,312	Sierra Timeshare Receivables Funding LLC, Series 2014-1A A^	2.07%	03/20/2030	70,234
770,670	Sierra Timeshare Receivables Funding LLC, Series 2014-3A A^	2.30%	10/20/2031	770,784
491,933	Sierra Timeshare Receivables Funding LLC, Series 2015-1A A^	2.40%	03/20/2032	492,316
841,706	Sierra Timeshare Receivables Funding LLC, Series 2015-2A A^	2.43%	06/20/2032	841,033
715,618	Sierra Timeshare Receivables Funding LLC, Series 2015-3A A^	2.58%	09/20/2032	717,961
640,117	Sierra Timeshare Receivables Funding LLC, Series 2016-2A A^	2.33%	07/20/2033	640,008
975,936	Sierra Timeshare Receivables Funding LLC, Series 2016-3A A^	2.43%	10/20/2033	968,655
979,013	Sierra Timeshare Receivables Funding LLC, Series 2017-1A A^	2.91%	03/20/2034	988,328
118,952	TCF Auto Receivables Owner Trust, Series 2016-1A A2^	1.39%	11/15/2019	118,840
1,052,350	TCF Auto Receivables Owner Trust, Series 2016-PT1A A^	1.93%	06/15/2022	1,051,727
367,553	US Airways Pass Through Trust, Series 1999-1A	8.36%	07/20/2020	371,228
1,016,381	VOLT LI LLC, Series 2016-NPL11 A1#^	3.50%	10/25/2046	1,019,775

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2017

Par
Value/Shares	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 18.8% (Continued)
749,213	VOLT LIV LLC, Series 2017-NPL1 A1#^	3.50%	02/25/2047	751,579
777,776	VOLT LIX LLC, Series 2017-NPL6 A1#^	3.25%	05/28/2047	780,675
655,157	VOLT LV LLC, Series 2017-NPL2 A1#^	3.50%	03/25/2047	657,877
917,113	VOLT LVI LLC, Series 2017-NPL3 A1#^	3.50%	03/25/2047	922,307
564,614	VOLT LVII LLC, Series 2017-NPL4 A1#^	3.38%	04/25/2047	565,603
773,583	VOLT LVIII LLC, Series 2017-NPL5 A1#^	3.38%	05/28/2047	775,227
500,000	VOLT LXI LLC, Series 2017-NPL8 A1#^	3.13%	06/25/2047	500,450
603,599	VOLT XXXIII LLC, Series 2015-NPL5 A1#^	3.50%	03/25/2055	607,318
618,536	VOLT XXXVIII LLC, Series 2015-NPL12 A1#^	3.88%	09/25/2045	622,700
480,000	Volvo Financial Equipment LLC, Series 2014-1A C#^	1.94%	11/15/2021	480,458
874,202	VSE VOI Mortgage LLC, Series 2016-A A^	2.54%	07/20/2033	871,872
126,352	Welk Resorts LLC, Series 2015-AA A^	2.79%	06/15/2031	126,065
416,000	Westlake Automobile Receivables Trust, Series 2016-2A B^	2.30%	11/15/2019	416,734
666,022	Westlake Automobile Receivables Trust, Series 2015-1A C^	2.29%	11/16/2020	666,834
335,000	Westlake Automobile Receivables Trust, Series 2016-1A C^	3.29%	09/15/2021	338,416
750,000	Westlake Automobile Receivables Trust, Series 2016-3A B^	2.07%	12/15/2021	748,626
750,000	Westlake Automobile Receivables Trust, Series 2016-3A C^	2.46%	01/18/2022	748,388
600,000	Westlake Automobile Receivables Trust, Series 2017-1A C^	2.70%	10/17/2022	602,152
Total Asset Backed Securities (Cost $64,312,951)				64,454,618

Municipal Bonds — 1.2%

Local Government Housing Agency Bonds — 1.2%
1,595,000	Delaware State Housing Authority	2.75%	12/01/2041	1,559,463
2,000,000	Maryland Community Development Administration	3.24%	09/01/2048	2,029,920
680,000	Missouri Housing Development Commission	2.65%	11/01/2040	666,278
Total Municipal Bonds (Cost $4,140,191)				4,255,661

Preferred Stocks — 0.1%
15,000	AGNC Investment Corp., Series B, 7.75%			390,300
Total Preferred Stocks (Cost $383,294)				390,300

Short-Term Investments — 6.6%

Money Market Funds — 6.5%
22,284,523	First American Treasury Obligations Fund — Class Z, 0.85%*			22,284,523

U.S. Treasury Bills — 0.1%
300,000	United States Treasury Bill†			299,480
Total Short-Term Investments (Cost $22,584,004)				22,584,003
Total Investments — 136.1% (Cost $469,014,592)				467,294,366
Liabilities in Excess of Other Assets — (36.1)%				(123,851,181)
NET ASSETS — 100.0%				$343,443,185

*	Annualized seven-day yield as of June 30, 2017.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the value of these securities amounted to $78,768,895 or 22.9% of net assets.

~	Interest Only Security
†	This security is pledged as collateral in connection with open futures contracts.
#	Variable rate security. Rate disclosed is as of June 30, 2017.

Futures Contracts — Long (Note 7)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 5-Year Note Futures September 2017	80	09/29/2017	$9,463,498	$9,426,875	$(36,623)
U.S. Treasury 10-Year Ultra Bond Futures September 2017	40	09/20/2017	5,434,096	5,392,500	(41,596)
			$14,897,594	$14,819,375	$(78,219)

There is no variation margin due to or from the Fund as of June 30, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
A Message to Our Shareholders
June 30, 2017

Dear Shareholder:

During the year ended June 30, 2017, the Brown Advisory – WMC Strategic European Equity Fund Institutional Shares (the “Fund”) increased 23.32%. During the same period, the MSCI Europe Index, the Fund’s benchmark, increased 21.11%.

Using a bottom-up approach, we build a portfolio of companies that we believe benefit from a structural growth advantage, are competitively positioned and attractively valued. This fundamental process leads us to certain sector over and underweights.

Allocation, a residual of the bottom-up stock selection process, was additive to relative performance with the Fund’s overweight to industrials and underweight to energy and telecommunication services contributing most to relative returns. Positive allocation was partially offset by the Fund’s underweight allocation to financials and materials. Stock selection also added to performance with consumer staples, information technology and industrials as the strongest sectors.

Top contributors to relative returns during the period included DSV, Atlas Copco, and Sandvik. DSV is a Denmark-based freight logistics company with a large road network across Europe. The company has had both a profitable position within European freight and contract logistics as well as exposure to sea and air. The company released what we felt were solid returns during the period and has seen incremental synergies surrounding the acquisition of U.S. shipping company, UTi. DSV has been a well-managed company with a strong focus on cost control and across all its divisions, it has benefitted from an asset light business. Additionally, given its position as a freight broker of considerable size, it has benefitted from pricing economies of scale. We continue to hold our position.

Atlas Copco is a Sweden-based global industrials group producing compressors, construction and mining equipment. The company has benefitted from leading market positions across most of its segments and we are attracted to what we see as an exceptionally strong balance sheet. In particular, its strength in the aftermarket is a strong driver of returns – a combination of what has been an increasing installed base, higher penetration of that base and improved pricing are strong positives for the stock. The company reported positive results during the period and better-than-expected order intake in its Compressor Technique, Industrial Technique and Mining segments. We trimmed our position into strength during the period.

Sandvik is a high-technology engineering group in tools and tooling systems for metal cutting, mining and the construction business. They are a global leader in the industry, and we like the new management team and believe the company will achieve improved synergies over the next few years as it focuses on refining its business mix. The company profited from an upswing in oil prices last year and also from an increase in order intake across its regional businesses (Europe, North America, Asia, and China). We purchased this stock at the beginning of 2016 and have recently been trimming it on strength.

Top detractors from relative returns included Hikma Pharmaceuticals, UCB, Reckitt Benckiser Group, and not owning HSBC Holdings. UK pharmaceuticals company Hikma fell on news of the U.S. Food and Drug Administration (FDA) rejection of its generic asthma medication (Advair) and accelerating price erosion in its U.S. business due to a tough continued environment in U.S. generics. We have based our thesis on the longer term prospects of the company and the potential value in the stock driven by fast-growing emerging markets exposure, as well as an enhanced pipeline after its acquisitions. This thesis is contingent on Hikma’s ability to accelerate new product approvals in the U.S. We continue to hold our position.

Belgian pharmaceuticals company UCB combines traditional synthetic chemistry and biotechnology approaches in targeting the central nervous system. The stock price faltered during the period as a result of a setback on their osteoporosis drug romozumbab (which they have co-developed with Amgen). While the drug met all of its clinical end points of effectiveness, the tests revealed some cardiovascular side effects which could cause delays and restrictions to the product’s use. We believe the stock remains attractive over the long term, offering both top-line growth and margin expansion opportunities and we continue to hold and monitor the stock.

Reckitt Benckiser is a UK-based, leading consumer healthcare and personal care provider. The company reported accelerated like-for-like sales growth, but reported sales were flat due to foreign exchange impact. We maintain a positive view on the security given its strong competitive position, execution capability, and recently announced cost optimization program. In addition, they have demonstrated a good track record in finding and extracting value from sound acquisition targets and obtaining financial synergies from these acquisitions. We continue to hold the stock.

While there are indications of a strengthening economy, we continue to think that we remain in an environment characterized by lower growth and low interest rates. Central banks will likely remain accommodative, with tapering or, in the case of the U.S.,

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
A Message to Our Shareholders
June 30, 2017

gradual rate hikes – translating into large amounts of money chasing returns. This backdrop, in combination with political uncertainty, will, in our view, result in continued volatility in the equity markets during the year. While this may create unease among market participants, we as stock pickers welcome volatility as it translates into investment opportunity at attractive valuations.

As we have done over time, we seek to identify and invest in what we believe are companies that are exposed to structural growth drivers and have built strong competitive advantages. These intrinsic qualities have the potential to drive margins and returns, as well as high free-cash-flow generation, which we believe will create long term value.

Sincerely,

C. Dirk Enderlein, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater in emerging markets. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. The value of investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Investors will indirectly bear the principal risks and its share of the fees and expenses of the Fund’s investment in other Investment Companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
Performance Information & Portfolio Holdings Summary
June 30, 2017

PORTFOLIO HOLDINGS	% of Net Assets
United Kingdom	27.9%
Switzerland	16.9%
France	13.3%
Sweden	9.9%
Germany	8.8%
Netherlands	7.1%
Finland	5.1%
Denmark	4.3%
Belgium	2.4%
Italy	1.6%
Spain	0.9%
Money Market Funds	0.9%
Austria	0.5%
Other Assets and Liabilities	0.4%
100.0%

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The MSCI Europe Index (“Index”) is an index that captures large and mid cap representation across 15 developed market countries in Europe. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees. Investors cannot invest directly in an index.

		Since Inception
Average Annual Total Return as of 6/30/17	One Year	(10/21/13)
Institutional Shares	23.32%	5.94%
Investor Shares	23.18%	5.80%
Advisor Shares	22.91%	5.55%
MSCI Europe Index	21.11%	2.29%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	1.11%	1.26%	1.51%
Net Expense Ratio[1]	1.11%	1.26%	1.51%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

[1]
Per the Fund’s prospectus dated October 31, 2016. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
June 30, 2017

Shares	Security Description	Value $
Common Stocks — 98.3%

Austria — 0.5%
194,798	PORR AG	6,154,300
Belgium — 2.4%
427,141	UCB S.A.	29,377,256
Denmark — 4.3%
18,508	ALK-Abello A/S	2,761,836
586,622	DSV A/S	36,032,754
142,999	H. Lundbeck A/S	8,027,563
310,544	Spar Nord Bank A/S	4,072,710
		50,894,863
Finland — 5.1%
708,368	Kone OYJ	36,038,376
287,908	Nokian Renkaat OYJ	11,917,549
248,231	Sampo OYJ	12,735,671
		60,691,596
France — 13.3%
706,528	Altran Technologies S.A.	11,509,956
47,216	BioMerieux S.A.	10,224,504
584,914	Elior Group S.A.	17,000,380
826,666	Elis S.A.	18,941,172
601,941	Legrand S.A.	42,064,593
106,409	L’Oreal S.A.	22,187,867
219,755	Pernod Ricard S.A.	29,426,831
222,676	Worldline S.A.*	7,637,157
		158,992,460
Germany — 8.4%
217,006	Beiersdorf AG	22,825,086
158,919	Brenntag AG	9,216,389
924,556	Infineon Technologies AG	19,638,140
220,486	Merck KGaA	26,678,580
402,128	United Internet AG	22,130,777
		100,488,972
Italy — 1.6%
112,798	DiaSorin S.p.A.	8,670,924
1,412,648	OVS S.p.A.	10,057,890
		18,728,814
Netherlands — 7.1%
442,605	Heineken NV	43,036,638
749,728	Unilever NV	41,386,418
		84,423,056
Spain — 0.9%
181,769	Viscofan S.A.	10,770,681
Sweden — 9.9%
1,581,820	Assa Abloy AB	34,865,647
799,631	Atlas Copco AB	30,747,238
2,160,249	Cloetta AB	8,897,722
1,335,911	Sandvik AB	21,032,900
1,001,221	Trelleborg AB	22,861,247
		118,404,754
Switzerland — 16.9%
1,522	BELIMO Holding AG	6,558,457
244,447	Cie Financiere Richemont S.A.	20,227,707
26,727	Daetwyler Holding AG	4,552,185
53,886	Geberit AG	25,162,624
11,555	INFICON Holding AG	5,710,470
751,866	Julius Baer Group, Ltd.*	39,725,768
112,471	Kuehne & Nagel International AG	18,803,297
3,433	LEM Holding S.A.	4,439,378
46,045	Schindler Holding AG	9,762,136
59,470	Tecan Group AG	11,198,595
69,833	Temenos Group AG*	6,247,474
2,896,398	UBS Group	49,255,817
		201,643,908
United Kingdom — 27.9%
1,275,505	Berendsen PLC	20,448,715
390,491	British American Tobacco PLC	26,609,333
1,581,123	Compass Group PLC	33,373,812
354,629	Diploma PLC	5,094,875
1,848,852	Electrocomponents PLC	13,906,845
849,474	Halma PLC	12,173,327
800,037	Hikma Pharmaceuticals PLC	15,322,000
950,260	Jardine Lloyd Thompson Group PLC	14,852,067
1,283,143	Prudential PLC	29,453,125
402,390	Reckitt Benckiser Group PLC	40,791,738
3,085,508	Rentokil Initial PLC	10,980,021
2,109,434	Smith & Nephew PLC	36,426,948
436,089	Spectris PLC	14,337,113
236,431	Spirax-Sarco Engineering PLC	16,489,434
1,403,031	SSP Group PLC	8,694,706
572,814	SuperGroup PLC	11,153,676
1,425,156	UBM PLC	12,807,629
457,440	WH Smith PLC	10,210,792
		333,126,156
Total Common Stocks (Cost $967,116,189)		1,173,696,816

Preferred Stocks — 0.4%

Germany — 0.4%
94,745	FUCHS PETROLUB SE	5,163,895
Total Preferred Stocks (Cost $3,994,433)		5,163,895

Short-Term Investments — 0.9%

Money Market Funds — 0.9%
10,565,414	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.88%#	10,565,414
Total Short-Term Investments (Cost $10,565,414)		10,565,414
Total Investments — 99.6% (Cost $981,676,036)		1,189,426,125
Other Assets in Excess of Liabilities — 0.4%		5,172,462
NET ASSETS — 100.0%		$1,194,598,587

*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
A Message to Our Shareholders
June 30, 2017

Dear Shareholder:

During the year ended June 30, 2017, the Brown Advisory – WMC Japan Alpha Opportunities Fund Institutional Shares (the “Fund”) increased 23.33% in value. During the same period, the TOPIX Total Return Index, the Fund’s benchmark, increased 21.11%.

During the year, stock selection was the main driver of positive alpha. In particular, positive selection in the information technology (IT) and consumer discretionary sectors more than offset weaker selection in the materials and telecommunication services sectors. Sector allocation, a residual of our bottom-up stock selection process, also was additive. An overweight to information technology and an underweight to telecommunication services aided results. An underweight to financials and an overweight to consumer discretionary posed a headwind.

From an individual stock perspective, the top relative contributor during the period was Fujitsu, the largest IT service company in Japan. Fujitsu is going through an internal restructuring to focus on their higher-margin IT services business line by selling non-core divisions. We maintain an overweight position as the stock continues to outperform given the market’s acknowledgement of this turnaround. Our decision not to hold benchmark constituent Toyota Motor also was additive. The stock price of the Japan-based automobile manufacturer has declined due to declining auto sales. They retain high fixed costs from earlier investments and no clear catalyst to unlock value. We continue not to hold the stock.

The top detractor from relative performance was our decision not to hold benchmark constituent SoftBank, a Japan-based telecommunication and Internet business provider. Stock prices rose amid deal talks with Deutsche Telekom to merge Sprint and T-Mobile, two leading mobile phone companies controlled respectively by SoftBank and Deutsche Telekom. We continue not to hold the stock. Our position in Nippon Television also detracted; however, we remain confident in the name as it is the number one TV broadcaster in Japan and we see it as a late-cycle levered play on domestic macro. Despite poor market perception, fundamentals have been solid and are improving. Rapid growth in its subsidiary, Hulu Japan, is also promising. Additionally, we see Nippon as a potential beneficiary of the trend toward improving corporate governance in Japan. We maintain our overweight position in the stock.

Our largest new position during the period was Alps Electric, which manufactures and distributes electronic components and devices. We also initiated a position in Sumitomo Mitsui Trust Holdings, which engages in the management of its group companies with trust banking as its core business. Our largest sell during the period was Fujitsu. We eliminated our position in Sumitomo Heavy Industry, which manufactures and sells heavy equipment and industrial machineries.

Positive economic data in Japan (and its trading partners) combined with stable monetary policy has continued to support growth. Key risks to the Japanese economy include a slowdown in China, increased global protectionism and risks that the Bank of Japan exits too early. We have continued to see the positive impact of corporate reforms in Japan, as improving capital discipline (measured by return on equity and net margin) has supported equity market returns. The current cycle is increasingly becoming a domestically driven cycle that feeds into rising wages, inflation and stronger capex growth, leaving Japanese equities less dependent on the direction of the Yen.

We remain constructive on the value factor. From a valuation perspective, the value factor in Japan is in the bottom decile of its historical range going back to 2002, while fundamentals for the factor look strong with positive earnings revisions. We expect growth and value to outperform safety and low volatility factors as we continue to see late cycle economic growth. Low volatility looks expensive, but without a clear catalyst for reversion we believe that it remains a good way to reduce risk when overweight mean-reverting and trend-following strategies.

Sincerely,

Kent M. Stahl, CFA
Portfolio Manager

Gregg R. Thomas, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
A Message to Our Shareholders
June 30, 2017

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater in emerging markets. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. The value of investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Investors will indirectly bear the principal risks and its share of the fees and expenses of the Fund’s investment in other Investment Companies. Earnings growth is not representative of the fund’s future performance.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
Performance Information & Portfolio Holdings Summary
June 30, 2017

PORTFOLIO HOLDINGS	% of Net Assets
Consumer Discretionary	29.0%
Information Technology	14.9%
Financials	12.5%
Industrials	11.6%
Materials	11.0%
Money Market Funds	7.6%
Health Care	5.8%
Consumer Staples	3.7%
Telecommunication Services	1.4%
Energy	1.4%
Real Estate	1.0%
Utilities	0.2%
Real Estate Investment Trusts	0.1%
Other Assets and Liabilities	(0.2)%
100.0%

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against broad-based securities market indices. TOPIX Total Return Index is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The index is unmanaged and does not reflect the deduction of fees, such as investment management fees. Investors cannot invest directly in an index.

		Since Inception
Average Annual Total Return as of 6/30/17	One Year	(3/4/14)
Institutional Shares	23.33%	7.34%
Investor Shares	23.16%	7.18%
Advisor Shares	22.89%	6.91%
TOPIX Total Return Index	21.11%	8.08%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	1.15%	1.30%	1.55%
Net Expense Ratio[1]	1.15%	1.30%	1.55%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

[1]
Per the Fund’s prospectus dated October 31, 2016. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
Schedule of Investments
June 30, 2017

Shares	Security Description	Value $
Common Stocks — 92.5%

Japan — 92.5%

Consumer Discretionary — 29.0%
104,600	Adastria Co., Ltd.	2,915,203
327,100	Aisan Industry Co., Ltd.	2,593,856
914,000	Alpine Electronics, Inc.	13,712,866
18,200	Amuse, Inc.	496,231
234,300	Avex Group Holdings, Inc.	3,144,132
43,700	BELC Co., Ltd.	2,179,248
147,800	Benesse Holdings, Inc.	5,587,455
234,900	Capcom Co., Ltd.	5,575,383
440,900	DaikyoNishikawa Corp.	5,903,864
84,400	Daiwa House Industry Co., Ltd.	2,888,639
149,400	Descente, Ltd.	2,023,033
371,000	DIP Corp.	7,547,180
177,800	Exedy Corp.	5,026,767
146,217	FUJIFILM Holdings Corp.	5,272,214
355,600	Funai Electric Co., Ltd.	2,849,939
78,300	Gendai Agency, Inc.	392,804
208,000	H2O Retailing Corp.	3,794,995
576,500	Honda Motor Co., Ltd.	15,794,994
129,420	Honeys Holdings Co., Ltd.	1,399,897
189,100	IDOM, Inc.	1,306,607
279,600	ITOCHU Corp.	4,162,944
36,000	Itokuro, Inc.*	1,421,439
373,000	Keihin Corp.	5,110,305
80,900	K’s Holdings Corp.	1,581,758
158,300	Kuroda Electric Co., Ltd.	3,108,245
272,440	Kyoritsu Maintenance Co., Ltd.	7,934,918
177,300	LIFULL Co., Ltd.	1,558,062
227,700	Mazda Motor Corp.	3,198,933
1,484,610	Mitsubishi Motors Corp.	9,817,961
39,000	MonotaRO Co., Ltd.	1,260,377
668,667	NGK Spark Plug Co., Ltd.	14,323,191
396,500	Nikon Corp.	6,355,557
7,460	Nintendo Co., Ltd.	2,497,546
795,180	Nippon Television Holdings, Inc.	13,406,683
26,100	Nishimatsuya Chain Co., Ltd.	267,429
296,900	Nissin Kogyo Co., Ltd.	4,730,739
96,000	PAL Group Holdings Co., Ltd.	2,499,665
217,918	Panasonic Corp.	2,969,190
183,200	Persol Holdings Co., Ltd.	3,441,997
3,658,500	Pioneer Corp.*	7,347,801
111,900	Prestige International, Inc.	1,209,008
55,100	Proto Corp.	857,539
448,800	Rakuten, Inc.	5,296,251
231,200	Relia, Inc.	2,518,039
178,220	Sankyo Co., Ltd.	6,054,189
144,000	Sanyo Shokai, Ltd.	2,294,259
240,300	Sekisui House, Ltd.	4,246,966
415,020	Showa Corp.	4,028,848
49,600	Sohgo Security Services Co., Ltd.	2,238,949
170,200	TechnoPro Holdings, Inc.	6,850,850
109,900	Tenma Corp.	2,027,615
371,600	Tokai Rika Co., Ltd.	6,874,763
258,100	Toppan Forms Co Ltd	2,671,577
701,900	Toray Industries, Inc.	5,888,710
1,104,795	Toyo Tire & Rubber Co., Ltd.	22,633,468
268,500	Toyoda Gosei Co., Ltd.	6,433,649
50,210	Toyota Industries Corp.	2,655,622
212,300	Trusco Nakayama Corp.	5,073,927
115,300	United Arrows, Ltd.	3,745,554
238,200	XEBIO Holdings Co., Ltd.	4,211,337
50,900	Yondoshi Holdings, Inc.	1,269,742
		286,480,909
Consumer Staples — 3.7%
46,700	Ain Holdings, Inc.	3,379,647
111,600	Cawachi, Ltd.	2,702,486
48,500	Ci:z Holdings Co., Ltd.	1,833,241
55,600	Cocokara Fine, Inc.	2,750,489
242,353	Ezaki Glico Co., Ltd.	13,049,084
508,200	Itoham Yonekyu Holdings, Inc.	4,611,827
77,860	Matsumotokiyoshi Holdings Co., Ltd.	4,435,239
42,800	Morinaga & Co., Ltd.	2,426,727
58,200	Warabeya Nichiyo Holdings Co., Ltd.	1,606,600
		36,795,340
Energy — 1.4%
893,900	Inpex Corp.	8,631,019
241,800	Japan Petroleum Exploration Co., Ltd.	5,051,682
		13,682,701
Financials — 12.5%
137,600	AEON Financial Service Co., Ltd.	2,920,163
138,000	Bank of Kyoto Ltd/The	1,307,697
508,500	Dai-ichi Life Holdings Co., Inc.	9,229,995
1,429,600	Ichigo, Inc.	4,274,507
423,600	Ichiyoshi Securities Co., Ltd.	3,569,464
41,400	JAFCO Co., Ltd.	1,674,059
4,472,533	Mitsubishi UFJ Financial Group, Inc.	30,167,451
7,842,100	Mizuho Financial Group, Inc.	14,378,284
232,000	Oita Bank, Ltd.	894,968
632,000	Shinsei Bank, Ltd.	1,107,114
433,400	Sumitomo Mitsui Financial Group, Inc.	16,921,871
249,260	Sumitomo Mitsui Trust Holdings, Inc.	8,953,242
769,900	T&D Holdings, Inc.	11,773,418
328,900	Tochigi Bank, Ltd.	1,398,152
175,365	Tokio Marine Holdings, Inc.	7,297,512
56,930	Tokyo TY Financial Group, Inc.	1,575,843
135,200	Zenkoku Hosho Co., Ltd.	5,535,616
		122,979,356
Health Care — 5.8%
102,800	Asahi Intecc Co., Ltd.	4,677,825
122,700	CMIC Holdings Co., Ltd.	1,689,432
111,900	Eisai Co., Ltd.	6,191,155
150,800	EPS Holdings, Inc.	2,365,241
124,300	Nihon Kohden Corp.	2,877,251
96,200	Nippon Shinyaku Co., Ltd.	6,158,172
423,200	Nipro Corp.	5,523,614
149,000	ONO Pharmaceutical Co., Ltd.	3,249,897
49,400	PeptiDream, Inc.*	1,563,905
98,100	SMS Co., Ltd.	2,981,918
145,340	Suzuken Co., Ltd.	4,838,094
305,800	Takeda Pharmaceutical Co., Ltd.	15,525,153
		57,641,657

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
Schedule of Investments
June 30, 2017

Shares	Security Description	Value $
Common Stocks — 92.5% (Continued)

Japan — 92.5% (Continued)

Industrials — 11.6%
725,000	Chiyoda Corp.	4,282,476
124,200	Daifuku Co., Ltd.	3,725,579
78,400	Daiseki Co., Ltd.	1,744,370
334,700	DMG Mori Co., Ltd.	5,540,383
776,995	Hino Motors, Ltd.	8,675,599
172,100	Hisaka Works, Ltd.	1,496,810
267,600	Hitachi Metals, Ltd.	3,733,657
248,500	Hosiden Corp.	2,856,436
1,477,000	IHI Corp.	5,047,476
145,400	Jamco Corp.	3,206,734
392,725	Japan Aviation Electronics Industry, Ltd.	5,449,518
333,100	Japan Steel Works, Ltd.	5,235,462
327,900	JGC Corp.	5,341,270
345,100	Kyudenko Corp.	12,370,118
25,900	METAWATER Co., Ltd.	710,283
621,000	Mitsubishi Heavy Industries Ltd	2,556,755
442,550	NGK Insulators, Ltd.	8,872,305
61,500	Nippon Densetsu Kogyo Co., Ltd.	1,266,869
4,123,933	Nippon Yusen K.K.	7,709,643
36,600	Nittoku Engineering Co., Ltd.	1,016,969
443,400	Sanwa Holdings Corp.	4,682,709
55,700	SHO-BOND Holdings Co., Ltd.	2,814,934
102,800	Tadano, Ltd.	1,245,525
1,014,000	Toshiba Machine Co., Ltd.	4,562,976
1,387,000	Toyo Engineering Corp.	3,424,654
117,000	Tsubaki Nakashima Co., Ltd.	2,269,506
368,100	Ushio, Inc.	4,646,093
		114,485,109
Information Technology — 14.9%
30,206	Alpha Systems, Inc.	617,194
415,332	Alps Electric Co., Ltd.	12,064,704
309,400	Canon, Inc.	10,524,339
736,100	Citizen Watch Co., Ltd.	5,179,464
232,700	DeNA Co., Ltd.	5,230,036
11,600	Disco Corp.	1,860,540
329,747	Ferrotec Corp.	4,276,802
3,205,425	Fujitsu, Ltd.	23,708,179
994,500	GREE, Inc.	8,692,355
127,507	Hitachi Maxell, Ltd.	2,614,178
9,000	Horiba, Ltd.	548,996
159,400	LAC Co., Ltd.	2,096,768
76,420	Melco Holdings, Inc.	2,178,204
204,600	Micronics Japan Co., Ltd.	2,024,617
117,300	Miraial Co., Ltd.	1,139,949
201,300	Mitsubishi Electric Corp.	2,911,322
28,700	Murata Manufacturing Co., Ltd.	4,381,515
110,300	NET One Systems Co., Ltd.	1,047,134
452,700	Nichicon Corp.	4,875,384
156,000	Nippon Ceramic Co., Ltd.	3,644,496
427,000	Nippon Chemi-Con Corp.	1,549,724
33,065	Otsuka Corp.	2,056,777
36,000	Outsourcing, Inc.	1,757,316
16,200	Rohm Co., Ltd.	1,249,043
169,575	SCSK Corp.	7,619,387
732,500	Shinko Electric Industries Co., Ltd.	6,225,458
93,000	SIIX Corp.	3,692,663
200,800	SUMCO Corp.	2,918,618
125,020	Taiyo Yuden Co., Ltd.	1,975,243
42,800	TDK Corp.	2,829,162
126,600	Tokyo Seimitsu Co., Ltd.	4,084,138
186,700	W-Scope Corp.	3,279,576
1,732,900	Yahoo! Japan Corp.	7,533,308
100,400	Yume No Machi Souzou Iinkai Co., Ltd.	1,182,099
		147,568,688
Materials — 11.0%
154,700	Chubu Steel Plate Co., Ltd.	952,374
715,680	Daicel Corp.	8,945,121
646,000	Denka Co., Ltd.	3,342,932
167,660	DIC Corp.	6,057,806
355,440	JFE Holdings, Inc.	6,188,775
501,380	JSR Corp.	8,679,512
73,600	Kanto Denka Kogyo Co Ltd	649,603
17,700	KH Neochem Co., Ltd.*	338,499
279,400	Kobe Steel, Ltd.*	2,880,959
236,400	Kyoei Steel, Ltd.	3,923,537
466,400	MINEBEA MITSUMI, Inc.	7,542,598
84,800	Mitsubishi Materials Corp.	2,573,376
235,300	Nakayama Steel Works, Ltd.	1,361,334
220,400	Neturen Co., Ltd.	2,092,880
63,900	Nippon Shokubai Co., Ltd.	4,127,508
307,600	NOK Corp.	6,530,243
1,285,000	Pacific Metals Co., Ltd.*	3,380,887
1,588,415	Sumitomo Chemical Co., Ltd.	9,180,717
296,900	Sumitomo Riko Co., Ltd.	3,064,968
725,000	Taiheiyo Cement Corp.	2,651,350
50,400	Tocalo Co., Ltd.	1,662,069
192,300	Tokyo Ohka Kogyo Co., Ltd.	6,426,067
1,139,500	Tokyo Steel Manufacturing Co., Ltd.	9,657,420
237,510	Yamato Kogyo Co., Ltd.	6,101,086
		108,311,621
Real Estate — 1.0%
283,900	Hulic Co., Ltd.	2,907,366
535,900	Kenedix, Inc.	2,535,002
1,010,600	Takara Leben Co., Ltd.	4,540,474
		9,982,842
Telecommunication Services — 1.4%
300,092	Nippon Telegraph & Telephone Corp.	14,165,574

Utilities — 0.2%
67,500	Nippon Gas Co., Ltd.	2,190,168
Total Common Stocks (Cost $728,537,470)		914,283,965
Real Estate Investment Trusts — 0.1%
Japan — 0.1%
236	Hoshino Resorts, Inc.	1,211,095
Total Real Estate Investment Trusts (Cost $1,252,837)		1,211,095

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
Schedule of Investments
June 30, 2017

Shares	Security Description	Value $
Short-Term Investments — 7.6%

Money Market Funds — 7.6%
75,338,358	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.88%#	75,338,358
Total Short-Term Investments (Cost $75,338,358)		75,338,358
Total Investments — 100.2% (Cost $805,128,665)		990,833,418
Liabilities in Excess of Other Assets — (0.2)%		(1,977,805)
NET ASSETS — 100.0%		$988,855,613

*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2017.

Futures Contracts — Long (Note 7)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
TOPIX Index Futures Contracts^	315	09/07/2017	$44,894,873	$45,132,029	$237,156

^	Contracts are denominated in Japanese Yen. Notional amount, notional value and unrealized appreciation (depreciation) have been translated into U.S. Dollars as of June 30, 2017.

There is $330,773 of variation margin due from the Fund to the broker as of June 30, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – Somerset Emerging Markets Fund
A Message to Our Shareholders
June 30, 2017

Dear Shareholder:

During the year ended June 30, 2017, the Brown Advisory – Somerset Emerging Markets Fund Institutional Shares (the “Fund”) returned 18.04% in value. During the same period, the MSCI Emerging Markets Index, the Fund’s benchmark, returned 23.75%, resulting in relative underperformance by the Fund of 5.71% during the year. The first half of the year contributed most to this underperformance. The Fund has subsequently performed strongly over the last six months.

On a country level, the Fund’s exposure to South Korea positively affected performance during the year. SK Hynix and Samsung Electronics in Korea were two of the strongest performers. This supports our investment thesis around the strength of the semiconductor business at both companies and the improving pricing dynamics in the DRAM semiconductor space. The Philippines was our worst performing country exposure, principally due to the performance of Metro Bank and telecommunications company PLDT. We sold out of PLDT during the year following a change to our investment thesis.

At a sector level, information technology and financials contributed most to absolute performance over the period. In the top five stock contributors to performance, three financial stocks – OTP Bank in Hungary, PZU in Poland and HSBC (diversified) – were alongside our top two Korean names. OTP Bank has passed through its ‘turnaround’ stage and is now benefitting from a benign macroeconomic environment in Hungary. PZU is benefitting from the stabilization of market sentiment and strong fundamentals.

We made 6 buys and 8 sells during the year. Turnover on an NAV basis, including trims and additions, was 23% during the year, which is in line with historical averages. Stocks purchased included 3 consumer staples names, Coca-Cola HBC, Eurocash and X5 Retail. This increase in consumer names is partly related to valuations in the consumer space eight to nine months ago, back when we made some of these purchases. We were able to buy Eurocash at 20x P/E compared to a previous valuation of 35x P/E. This valuation was largely due to negative sentiment towards Poland and a potential retail tax, which may benefit Eurocash as a consolidator in the market.

Over the period, our sells were largely informed by stock-specifics but risk reduction was the overriding theme, if there was one. We sold Turk Sise Ve Cam in Turkey prior to the attempted coup there, in part on fundamentals but also as a way to reduce our exposure to Turkey. We sold First Gulf Bank prior to the merger with Union National Bank. We still retain our stake in the newly formed First Abu Dhabi Bank, but we cut our exposure in First Gulf partly because we felt the merger would be more positive for the Union National Bank side.

Looking to one of the biggest political events of the period, the election of U.S. President Donald Trump does not change our positive long-term outlook for emerging markets. We believe the oil price collapse, earnings recessions, and bear markets in most emerging markets have run their courses. We have growing confidence that January/February 2016 will be recognized as the low point or floor of a structural bear market started in 2007 (excluding the GFC). The key risk to this view will be the Chinese financial system. The Fund has continued to carry significant, but narrowing, opportunity cost risk in commodities and China, which, in our view, remains a short-term relative risk.

We are looking to accumulate more of what we believe to be best-of-breed companies in areas that have the potential for long-term sustainable growth alongside better value turnaround stocks in ways that reflect these structural growth opportunities.

Sincerely,

Edward Lam
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory – Somerset Emerging Markets Fund
A Message to Our Shareholders
June 30, 2017

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund invests in smaller and medium-sized companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory – Somerset Emerging Markets Fund
Performance Information & Portfolio Holdings Summary
June 30, 2017

PORTFOLIO HOLDINGS	% of Net Assets
South Korea	21.2%
Taiwan	10.1%
India	9.5%
United Kingdom	9.0%
Hungary	8.3%
Turkey	5.3%
Brazil	5.0%
South Africa	4.9%
Chile	4.7%
Poland	4.4%
China	3.3%
Indonesia	3.2%
United Arab Emirates	3.0%
Philippines	3.0%
Money Market Funds	2.8%
Portugal	1.3%
Nigeria	0.8%
Thailand	0.0%
Other Assets and Liabilities	0.2%
100.0%

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The MSCI Emerging Markets Index (“Index”) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees. Investors cannot invest directly in an index.

		Since Inception
Average Annual Total Return as of 6/30/17	One Year	(12/12/12)
Institutional Shares	18.04%	1.51%
Investor Shares	17.90%	1.36%
Advisor Shares	17.65%	1.09%
MSCI Emerging Markets Index	23.75%	1.76%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	1.18%	1.33%	1.58%
Net Expense Ratio[1]	1.18%	1.33%	1.58%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

[1]
Per the Fund’s prospectus dated October 31, 2016. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory – Somerset Emerging Markets Fund
Schedule of Investments
June 30, 2017

Shares	Security Description	Value $
Common Stocks — 97.0%

Brazil — 5.0%
1,890,571	Ambev S.A.	10,494,612
2,060,856	Porto Seguro S.A.†	19,047,786
		29,542,398
Chile — 4.7%
3,221,349	AFP Habitat S.A.†	3,882,166
8,604,446	Aguas Andinas S.A.	5,047,242
1,247,316	Cia Cervecerias Unidas S.A.†	16,408,033
1,399,468	Inversiones Aguas Metropolitanas S.A.†	2,346,413
		27,683,854
China — 3.3%
242,500	China Mobile, Ltd.	2,570,937
5,581,216	CNOOC, Ltd.	6,123,934
195,500	Henderson Land Development Co., Ltd.	1,090,092
1,324,500	Hengan International Group Co., Ltd.	9,771,004
		19,555,967
Hungary — 8.3%
243,561	MOL Hungarian Oil & Gas PLC†	19,129,844
898,948	OTP Bank PLC	30,087,300
		49,217,144
India — 9.5%
412,194	Axis Bank, Ltd.	3,296,235
1,636,798	HCL Technologies, Ltd.	21,545,032
138,895	Hero MotoCorp, Ltd.	7,947,457
2,642,281	Power Grid Corp. of India, Ltd.	8,603,770
211,978	Shriram Transport Finance Co., Ltd.	3,274,983
513,036	Yes Bank, Ltd.	11,606,222
		56,273,699
Indonesia — 3.2%
3,501,600	AKR Corporindo	1,711,712
49,751,983	Telekomunikasi Indonesia	16,895,352
		18,607,064
Nigeria — 0.8%
160,191,125	Access Bank PLC†	4,740,045
Philippines — 3.0%
14,964,680	Aboitiz Power Corp.†	11,536,875
3,479,337	Metropolitan Bank & Trust Co.	6,028,163
		17,565,038
Poland — 4.4%
780,262	Eurocash S.A.	6,527,363
1,599,712	Powszechny Zaklad Ubezpieczen S.A.	19,247,168
		25,774,531
Portugal — 1.3%
403,599	Jeronimo Martins SGPS S.A.	7,879,793
South Africa — 4.9%
3,036,292	Sanlam, Ltd.	15,038,353
915,204	Shoprite Holdings, Ltd.	13,955,404
		28,993,757
South Korea — 21.2%
121,230	KT&G Corp.	12,400,822
10,193	NCSoft Corp.	3,380,939
839,940	Nexen Tire Corp.†	9,801,128
51,279	NongShim Co., Ltd.†	15,131,662
12,801	Samsung Electronics Co., Ltd.	26,662,203
84,235	Samsung Fire & Marine Insurance Co., Ltd.	20,734,394
634,572	SK Hynix, Inc.	37,363,421
		125,474,569
Taiwan — 10.1%
708,000	eMemory Technology, Inc.†	9,255,916
872,401	Formosa International Hotels Corp.†	4,746,297
10,149,300	Pou Chen Corp.	14,034,958
1,223,000	President Chain Store Corp.	10,988,955
897,750	Taiwan Semiconductor Manufacturing Co., Ltd.	6,133,619
2,699,584	Win Semiconductors Corp.	14,812,959
		59,972,704
Turkey — 5.3%
2,031,441	Aksa Akrilik Kimya Sanayii A/S	7,726,399
2,639,776	Anadolu Hayat Emeklilik A/S†	4,157,126
196,051	AvivaSA Emeklilik ve Hayat A/S†	1,137,820
10,425,279	Turk Telekomunikasyon A/S*†	18,482,494
		31,503,839
United Arab Emirates — 3.0%
4,384,282	FirstAbu Dhabi Bank	12,533,341
3,988,700	Union National Bank†	5,110,383
		17,643,724
United Kingdom — 9.0%
492,170	Coca-Cola HBC AG	14,474,306
2,555,650	HSBC Holdings PLC	23,742,987
428,284	X5 Retail Group NV GDR*	14,840,041
		53,057,334
Total Common Stocks (Cost $485,434,110)		573,485,460

Warrants — 0.0%

Thailand — 0.0%
400,760	SAMART Corp. PCL, Exercise price
	THB 45 expires 02/19/2018*	5,781
Total Warrants (Cost $36,190)		5,781

Short-Term Investments — 2.8%

Money Market Funds — 2.8%
16,806,386	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.88%#	16,806,386
Total Short-Term Investments (Cost $16,806,386)		16,806,386
Total Investments — 99.8% (Cost $502,276,686)		590,297,627
Other Assets in Excess of Liabilities — 0.2%		948,751
NET ASSETS — 100.0%		$591,246,378

GDR — Global Depository Receipt
*	Non-Income Producing
†	All or a portion of this security is considered illiquid. At June 30, 2017, the total market value of securities considered illiquid was $63,335,834 or 10.7% of net assets.
#	Annualized seven-day yield as of June 30, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – Macquarie Asia New Stars Fund
A Message to Our Shareholders
June 30, 2017

Dear Shareholder:

During the year ended June 30, 2017, the Brown Advisory – Macquarie Asia New Stars Fund Institutional Shares (the “Fund”) increased 7.52% in value. During the same period, the MSCI AC Asia ex Japan SMID Cap Index, the Fund’s benchmark, increased 18.05%.

The year ended June 30, 2017 was characterized by two distinctive halves as the Fund underperformed a falling market for the first six months ended December 31, 2016 and subsequently outperformed a strongly rising market for the second six months ended June 30, 2017.

Unexpected political events in both India and South Korea impacted the Fund’s holdings in these countries. In South Korea, consumer stocks continue to be impacted by China’s deliberate efforts to reduce tourism to the country. The country also experienced elevated political uncertainty with the impeachment of their president which was positively resolved with the election of Moon Jae-in in the May 2017 election. In India, the country’s government implemented a surprise plan to demonetize its currency in a bid to tackle corruption in the country and weed out tax evasion. The risk of a “cash crunch” was initially negative for sentiment, however stock performance within India has since rebounded strongly.

At the sector level, the largest detractors from performance were financials and industrials as the Fund’s positioning could not keep pace with the strong rallies in both sectors.

China positioning has contributed the most to the Fund’s performance during the year with strong stock selection driving this outperformance. The Chinese market has led much of the rally which Asian markets have experienced since the start of the calendar year and the Fund’s positioning, particularly in Chinese internet company exposures has helped it outperform during this market strength.

From an individual stock perspective, the following names were key contributors:

•
Baozun, Inc. (a Chinese end-to-end e-commerce solutions provider) rose 241.60% and rallied significantly since May after the release of its first quarter 2017 results indicated its growth plans are progressing on schedule. Investor sentiment also improved after the Baozun, Inc. annual conference in May which provided investors with further insights into the management team’s current and future growth plans.

•
General Interface Solution Holding, Ltd. (a Taiwanese touchscreen producer) rose 209.68% as sentiment continued to improve as the company delivered results perceived as strong and an increasingly positive outlook. The stock has enjoyed a sustained rally and has continued to receive positive ratings from numerous research houses; despite the stock’s rally we continue to see further upside in the company’s valuation.

•
Autohome, Inc. (a Chinese online auto classifieds company) rose 125.56% with the majority of these gains achieved since the start of 2017. The rally began as numerous brokers upgraded their recommendations for the company ahead of its results announcement in March; when the results were released the company’s reported profit was materially higher than consensus expectations. Our thesis that their transition to a capital light model would be a strong positive for margins and future profitability was recognized by the market and the stock has produced a strong rally as a result.

The following names were key detractors:
•
Korea Kolmar Co., Ltd. (a Korean cosmetics manufacturer) (“Kolmar”) was down 26.99% due to continuing concerns over the political situation in Korea both domestically and in its relations with China impacting Kolmar’s sales revenue. Although the company delivered a strong earnings beat during February, highlighting the strength of their domestic business, investors remain concerned that second quarter 2017 earnings will miss expectations due to the reducing arrivals of Chinese tourists to Korea. Although our valuation discipline saw us reduce our holding at higher prices earlier in 2017, we retain our long-term conviction.

•
Shriram Transport Finance Co., Ltd. (an Indian commercial vehicle finance provider) fell 11.93% during the year, despite recovering from the share price fall experienced after India’s demonetization event. Investors have been concerned that the poor outlook for India’s rural economy will limit growth in loans and the company’s net interest margins. We believe this is a temporary period of tough operating conditions for the lender and are looking through this short-term volatility by maintaining conviction in the company’s long-term prospects.

www.brownadvisoryfunds.com

Brown Advisory – Macquarie Asia New Stars Fund
A Message to Our Shareholders
June 30, 2017

•
St. Shine Optical Co., Ltd. (a Taiwanese contact lens manufacturer) fell 3.95% as concerns emerged over increasing industry competition, coupled with rising wage costs from new regulations. Investors worried that the company’s high profit margins might contract as a result.

We are optimistic that Asia has the potential to continue its path of stable growth, supported by more stimulatory fiscal policies as global monetary policy has taken on a more hawkish bias. Potential risks could emerge from external macro factors such as U.S. policies; however, the base case is for domestic growth to remain the key driver for Asian markets.

Sincerely,

John Bugg
Portfolio Manager

Sam Le Cornu
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Investments in small and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, the fund is susceptible to risks from investments in derivatives, private placements, REITs, and its investments in other investment companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory – Macquarie Asia New Stars Fund
Performance Information & Portfolio Holdings Summary
June 30, 2017

PORTFOLIO HOLDINGS	% of Net Assets
China	32.0%
South Korea	16.4%
India	15.5%
Taiwan	13.7%
Singapore	7.2%
Money Market Funds	5.7%
Philippines	3.6%
Thailand	2.4%
Indonesia	2.3%
Malaysia	2.2%
Other Assets and Liabilities	(1.0)%
100.0%

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The MSCI Emerging Markets Small Cap Indexis a free float-adjusted market capitalization index that is designed to measure small cap equity market performance in the global emerging markets. The MSCI AC Asia ex Japan SMID Cap Index captures mid and small-cap representation across 2 of 3 Developed Markets (DM) countries (excluding Japan) and 8 Emerging Markets (EM) countries in Asia. With 2,001 constituents, the index covers approximately 28% of the free ﬂoat-adjusted market capitalization in each country. The indexes are unmanaged and do not reflect the deduction of fees, such as investment management fees. Investors cannot invest directly in an index.

		Since Inception
Average Annual Total Return as of 6/30/17	One Year	(11/21/14)

Institutional Shares	7.52%	1.12%
Investor Shares	7.43%	0.97%
MSCI AC Asia ex Japan SMID Cap Index	18.05%	3.66%
MSCI Emerging Markets Small Cap Index*	17.03%	2.60%

	Institutional Shares	Investor Shares
Gross Expense Ratio[1]	1.54%	1.69%
Net Expense Ratio[1]	1.54%	1.69%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

*
Effective May 1, 2017, the Fund discontinued the use of the MSCI Emerging Markets Small Cap Index and replaced it with the MSCI AC Asia ex Japan SMID Cap Index. The Fund believes that use of the MSCI AC Asia ex Japan SMID Cap Index provides a better comparative benchmark since it more appropriately reflects the securities in which the Fund may invest.

[1]
Per the Fund’s prospectus dated May 1, 2017. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory – Macquarie Asia New Stars Fund
Schedule of Investments
June 30, 2017

Shares	Security Description	Value $
Common Stocks — 93.8%

China — 32.0%
217,000	ASM Pacific Technology, Ltd.	2,927,923
106,902	Autohome, Inc. ADR*	4,849,075
70,000	China Biologic Products, Inc.*	7,917,000
36,934	China Lodging Group, Ltd. ADR*	2,979,835
2,421,000	China Medical System Holdings, Ltd.	4,186,068
4,576,000	China State Construction
	International Holdings, Ltd.	7,829,943
19,339,000	Guotai Junan International Holdings, Ltd.	5,995,564
1,330,000	Haier Electronics Group Co., Ltd.	3,457,873
1,228,000	Kingsoft Corp., Ltd.	3,196,669
5,938,000	Lee & Man Paper Manufacturing, Ltd.	5,509,279
6,960,500	Luye Pharma Group, Ltd.	3,815,899
2,116,000	Melco International Development Ltd.	5,661,080
3,350,000	Nine Dragons Paper Holdings, Ltd.	4,461,158
188,200	Tarena International, Inc. ADR	3,370,662
4,688,000	Zhejiang Expressway Co., Ltd.	6,123,700
1,177,300	Zhuzhou CSR Times Electric Co., Ltd.	5,774,409
		78,056,137
India — 15.5%
173,122	Apollo Hospitals Enterprise Ltd.	3,411,549
570,135	Aurobindo Pharma Ltd.	6,034,239
599,033	Castrol India Ltd.	3,748,065
1,879,001	Power Grid Corp. of India, Ltd.	6,118,385
475,508	Shriram Transport Finance Co., Ltd.	7,346,426
416,900	Tata Chemicals Ltd.	3,913,482
322,655	Yes Bank, Ltd.	7,299,304
		37,871,450
Indonesia — 2.3%
5,306,600	PT Matahari Department Store Tbk	5,643,419
Malaysia — 2.2%
3,417,400	CIMB Group Holdings Bhd	5,238,091
Philippines — 3.6%
4,109,820	Metropolitan Bank & Trust Co.†	7,120,513
912,030	Robinsons Retail Holdings, Inc.	1,570,893
		8,691,406
Singapore — 5.7%
2,839,800	ComfortDelGro Corp., Ltd.	4,743,334
1,329,500	Singapore Exchange, Ltd.	7,085,545
349,100	UOL Group Ltd.	1,936,952
		13,765,831
South Korea — 16.4%
13,672	CJ Korea Express Corp.*	2,157,416
19,741	Com2uS Corp.	2,033,407
289,621	Hanon Systems	2,608,365
2,563	Hugel, Inc.*	1,253,170
41,741	Hyundai Department Store Co., Ltd.	4,031,738
102,779	Hyundai Engineering & Construction Co., Ltd.	4,140,575
123,492	KB Financial Group, Inc.	6,235,141
66,958	Korea Kolmar Co., Ltd.	4,224,005
37,661	LG Innotek Co., Ltd.	5,433,182
8,192	Loen Entertainment, Inc.	625,775
57,000	Samsung Card Co., Ltd.	1,947,547
3,730	Samsung SDI Co., Ltd.	559,961
22,134	Yuhan Corp.	4,758,507
		40,008,789
Taiwan — 13.7%
677,000	General Interface Solution Holding, Ltd.	5,006,900
377,300	Gourmet Master Co., Ltd.	4,066,930
2,289,000	Lite-On Technology Corp.	3,757,221
545,000	PChome Online, Inc.	4,213,679
2,626,000	Pou Chen Corp.	3,631,364
161,000	St. Shine Optical Co., Ltd.	3,368,413
881,000	Vanguard International Semiconductor Corp.	1,736,980
7,777,000	Winbond Electronics Corp.	4,659,391
1,236,000	Zhen Ding Technology Holding Ltd.	2,926,497
		33,367,375
Thailand — 2.4%
2,115,200	Bangkok Airways PCL	1,145,263
1,008,000	Central Plaza Hotel PCL	1,126,878
1,315,121	Major Cineplex Group PCL	1,306,087
3,519,300	Tipco Asphalt PCL	2,340,323
		5,918,551
Total Common Stocks (Cost $217,611,700)		228,561,049

Real Estate Investment Trusts — 1.5%

Singapore — 1.5%
4,452,100	Mapletree Greater China Commercial Trust	3,491,510
Total Real Estate Investment Trusts (Cost $3,000,507)		3,491,510

Short-Term Investments — 5.7%

Money Market Funds — 5.7%
13,984,799	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.88%#	13,984,799
Total Short-Term Investments (Cost $13,984,799)		13,984,799
Total Investments — 101.0% (Cost $234,597,006)		246,037,358
Liabilities in Excess of Other Assets — (1.0)%		(2,390,273)
NET ASSETS — 100.0%		$243,647,085

ADR — American Depositary Receipt
*	Non-Income Producing
†	All or a portion of this security is considered illiquid. At June 30, 2017, the total market value of securities considered illiquid was $2,589,277 or 1.1% of net assets.
#	Annualized seven-day yield as of June 30, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
June 30, 2017

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	FLEXIBLE	EQUITY	SUSTAINABLE
	EQUITY	EQUITY	INCOME	GROWTH
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$1,153,132,236	$291,323,361	$76,973,541	$302,011,087
Net unrealized appreciation (depreciation)	613,227,587	126,203,418	37,008,639	127,574,140
Total investments, at market value	1,766,359,823	417,526,779	113,982,180	429,585,227
Receivables:
Investments sold	8,800,126	—	—	—
Fund shares sold	1,427,810	308,124	51,429	744,585
Interest and dividends	625,363	133,331	341,615	214,320
Prepaid expenses and other assets	93,150	37,393	39,614	63,661
Total Assets	1,777,306,272	418,005,627	114,414,838	430,607,793
LIABILITIES
Payables:
Investments purchased	8,728,858	—	—	—
Fund shares redeemed	838,442	57,308	40,360	51,946
Distribution to shareholders	—	—	373,687	—
Due to custodian	—	5,435	—	—
Accrued Liabilities:
Investment advisory fees	881,975	205,912	56,550	212,716
Service fees	185,938	39,044	10,490	25,889
Administration, accounting and transfer agent fees	54,088	11,679	3,603	12,065
Business management fees	73,498	17,159	4,712	17,726
Trustee fees	11,307	2,656	727	2,721
Distribution fees	7,095	3,774	1,510	105,197
Professional fees	26,554	21,429	20,079	21,367
Custody fees	9,700	2,310	684	2,280
Other liabilities	35,031	5,507	3,352	12,700
Total Liabilities	10,852,486	372,213	515,754	464,607
NET ASSETS	$1,766,453,786	$417,633,414	$113,899,084	$430,143,186

COMPONENTS OF NET ASSETS
Paid-in capital	$1,043,545,603	$291,682,608	$72,800,862	$294,816,360
Undistributed (Accumulated) net investment income (loss)	(848,321)	1,031,757	67,756	(468,926)
Accumulated net realized gain (loss)	110,528,917	(1,284,458)	4,021,827	8,221,612
Unrealized appreciation (depreciation) on investments	613,227,587	126,203,418	37,008,639	127,574,140
Unrealized appreciation (depreciation) on foreign receivables	—	89	—	—
NET ASSETS	$1,766,453,786	$417,633,414	$113,899,084	$430,143,186
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$276,592,201	$101,430,908	$29,586,828	$221,176,877
Shares outstanding (unlimited shares authorized)	13,805,798	5,473,202	2,143,880	11,679,129
Net asset value per share	$20.03	$18.53	$13.80	$18.94
Investor Shares:
Net assets	$1,484,382,957	$310,360,116	$81,890,445	$36,954,378
Shares outstanding (unlimited shares authorized)	74,630,788	16,778,774	5,935,273	1,967,980
Net asset value per share	$19.89	$18.50	$13.80	$18.78
Advisor Shares:
Net assets	$5,478,628	$5,842,390	$2,421,811	$172,011,931
Shares outstanding (unlimited shares authorized)	287,799	315,770	175,806	9,276,805
Net asset value per share	$19.04	$18.50	$13.78	$18.54

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
June 30, 2017

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	SMALL-CAP	SMALL-CAP	GLOBAL	INTERMEDIATE
	GROWTH	FUNDAMENTAL	LEADERS	INCOME
	FUND	VALUE FUND	FUND	FUND
ASSETS
Investments:
Total investments – unaffiliated, at cost	$403,207,256	$923,393,182	$31,940,855	$104,336,993
Total investments – affiliated, at cost (Note 3)	—	—	—	30,238,441
Total cost of investments	403,207,256	923,393,182	31,940,855	134,575,434
Net unrealized appreciation (depreciation) – unaffiliated	129,845,385	279,176,976	7,249,811	273,122
Net unrealized appreciation (depreciation) – affiliated (Note 3)	—	—	—	(675,926)
Total unrealized appreciation (depreciation)	129,845,385	279,176,976	7,249,811	(402,804)
Total investments – unaffiliated, at market value	533,052,641	1,202,570,158	39,190,666	104,610,115
Total investments – affiliated, at market value (Note 3)	—	—	—	29,562,515
Total investments, at market value	533,052,641	1,202,570,158	39,190,666	134,172,630
Foreign currency (Cost of $—, $—, $766,567 and $—, respectively)	—	—	769,505	—
Receivables:
Investments sold	—	—	—	1,390,207
Fund shares sold	5,327,980	2,698,620	—	52,521
Interest and dividends	154,686	2,609,172	67,772	701,985
Prepaid expenses and other assets	65,907	62,285	26,230	34,331
Total Assets	538,601,214	1,207,940,235	40,054,173	136,351,674
LIABILITIES
Payables:
Investments purchased	4,261,167	6,140,278	656,860	—
Fund shares redeemed	160,427	369,322	—	64,964
Distribution to shareholders	—	—	—	177,703
Accrued Liabilities:
Investment advisory fees, net	367,867	828,252	10,823	26,846
Distribution fees	20,701	16,167	—	2,690
Service fees	44,873	104,831	4,819	5,696
Administration, accounting and transfer agent fees	14,800	38,021	1,482	5,401
Professional fees	21,688	24,611	19,701	20,160
Business management fees	21,639	48,721	1,606	5,696
Trustee fees	3,329	7,589	247	893
Custodian fees	3,600	6,700	2,400	1,168
Other liabilities	29,026	27,232	2,462	2,001
Total Liabilities	4,949,117	7,611,724	700,400	313,218
NET ASSETS	$533,652,097	$1,200,328,511	$39,353,773	$136,038,456
COMPONENTS OF NET ASSETS
Paid-in capital	$401,967,770	$889,280,956	$33,752,284	$136,718,138
Undistributed (Accumulated) net investment income (loss)	(1,466,067)	4,459,274	36,421	(169,025)
Accumulated net realized gain (loss)	3,305,009	27,411,305	(1,687,868)	(107,853)
Unrealized appreciation (depreciation) on investments	129,845,385	279,176,976	7,249,811	(402,804)
Unrealized appreciation (depreciation) on foreign currency/receivables	—	—	3,125	—
NET ASSETS	$533,652,097	$1,200,328,511	$39,353,773	$136,038,456
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$165,614,921	$341,037,756	$—	$—
Shares outstanding (unlimited shares authorized)	4,711,644	12,579,446	—	—
Net asset value per share	$35.15	$27.11	$—	$—
Investor Shares:
Net assets	$335,184,941	$834,316,594	$39,353,773	$131,940,619
Shares outstanding (unlimited shares authorized)	19,032,765	30,809,471	3,423,260	12,450,095
Net asset value per share	$17.61	$27.08	$11.50	$10.60
Advisor Shares:
Net assets	$32,852,235	$24,974,161	$—	$4,097,837
Shares outstanding (unlimited shares authorized)	1,949,262	926,736	—	394,783
Net asset value per share	$16.85	$26.95	$—	$10.38
The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
June 30, 2017

	BROWN	BROWN
	ADVISORY	ADVISORY
	TOTAL	STRATEGIC
	RETURN	BOND
	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$121,378,485	$128,096,908
Net unrealized appreciation (depreciation)	243,376	544,775
Total investments, at market value	121,621,861	128,641,683
Deposit at broker	1,097,058	246,016
Gross unrealized appreciation – futures contracts (Note 7)	139,328	26,072
Receivables:
Investments sold	1,213,975	530,834
Fund shares sold	895,003	317,427
Interest and dividends	676,393	706,378
Prepaid expenses and other assets	27,791	28,041
Total Assets	125,671,409	130,496,451
LIABILITIES
Gross unrealized depreciation – futures contracts (Note 7)	5,718	—
Payables:
Investments purchased	15,063,800	15,289,596
Fund shares redeemed	13,676	19,451
Distribution to shareholders	168,922	203,726
Accrued Liabilities:
Investment advisory fees, net	26,773	36,347
Administration, accounting and transfer agent fees	6,474	7,145
Service fees	117	4,638
Business management fees	4,462	4,638
Custodian fees	1,256	1,800
Trustee fees	691	722
Professional fees	20,059	19,913
Distribution fees	—	177
Other liabilities	5,977	8,532
Total Liabilities	15,317,925	15,596,685
NET ASSETS	$110,353,484	$114,899,766
COMPONENTS OF NET ASSETS
Paid-in capital	$110,601,461	$117,475,238
Undistributed (Accumulated) net investment income (loss)	4,229	(67,975)
Accumulated net realized gain (loss)	(629,192)	(3,078,344)
Unrealized appreciation (depreciation) on investments	243,376	544,775
Unrealized appreciation (depreciation) on futures contracts (Note 7)	133,610	26,072
NET ASSETS	$110,353,484	$114,899,766
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$107,685,545	$—
Shares outstanding (unlimited shares authorized)	10,772,007	—
Net asset value per share	$10.00	$—
Investor Shares:
Net assets	$2,667,939	$114,651,301
Shares outstanding (unlimited shares authorized)	266,863	11,935,64
Net asset value per share	$10.00	$9.61
Advisor Shares:
Net assets	$—	$248,465
Shares outstanding (unlimited shares authorized)	—	25,852
Net asset value per share	$—	$9.61

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
June 30, 2017

	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY
	MARYLAND	TAX EXEMPT	MORTGAGE
	BOND	BOND	SECURITIES
	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$178,068,874	$255,145,593	$469,014,592
Net unrealized appreciation (depreciation)	1,334,458	(216,243)	(1,720,226)
Total investments, at market value	179,403,332	254,929,350	467,294,366
Deposit at broker	—	—	3,200,305
Gross unrealized appreciation – futures contracts (Note 7)	—	—	—
Receivables:
Investments sold	—	—	16,746,002
Fund shares sold	89,549	379,220	—
Interest and dividends	2,435,278	3,391,955	1,361,001
Prepaid expenses and other assets	7,886	29,944	40,516
Total Assets	181,936,045	258,730,469	488,642,190
LIABILITIES
Gross unrealized depreciation – futures contracts (Note 7)	—	—	78,219
Payables:
Investments purchased	—	—	144,407,172
Fund shares redeemed	65,626	485,671	34,056
Distribution to shareholders	258,950	518,323	519,867
Accrued Liabilities:
Investment advisory fees	44,846	63,490	86,205
Administration, accounting and transfer agent fees	6,762	10,023	25,481
Service fees	7,474	10,582	29
Business management fees	7,474	10,582	14,368
Custodian fees	950	1,500	7,602
Trustee fees	1,154	1,637	2,233
Professional fees	20,342	20,556	20,853
Other liabilities	4,100	5,964	2,920
Total Liabilities	417,678	1,128,328	145,199,005
NET ASSETS	$181,518,367	$257,602,141	$343,443,185
COMPONENTS OF NET ASSETS
Paid-in capital	$180,591,681	$260,230,551	$351,850,995
Undistributed (Accumulated) net investment income (loss)	60	(116)	18,945
Accumulated net realized gain (loss)	(407,832)	(2,412,051)	(6,628,310)
Unrealized appreciation (depreciation) on investments	1,334,458	(216,243)	(1,720,226)
Unrealized appreciation (depreciation) on futures contracts (Note 7)	—	—	(78,219)
NET ASSETS	$181,518,367	$257,602,141	$343,443,185
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$—	$—	$342,705,176
Shares outstanding (unlimited shares authorized)	—	—	34,721,588
Net asset value per share	$—	$—	$9.87
Investor Shares:
Net assets	$181,518,367	$257,602,141	$738,009
Shares outstanding (unlimited shares authorized)	17,087,761	25,921,279	74,738
Net asset value per share	$10.62	$9.94	$9.87
Advisor Shares:
Net assets	$—	$—	$—
Shares outstanding (unlimited shares authorized)	—	—	—
Net asset value per share	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
June 30, 2017

	BROWN	BROWN	BROWN	BROWN
	ADVISORY –	ADVISORY –	ADVISORY –	ADVISORY –
	WMC	WMC	SOMERSET	MACQUARIE
	STRATEGIC	JAPAN ALPHA	EMERGING	ASIA
	EUROPEAN	OPPORTUNITIES	MARKETS	NEW STARS
	EQUITY FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$981,676,036	$805,128,665	$502,276,686	$234,597,006
Net unrealized appreciation (depreciation)	207,750,089	185,704,753	88,020,941	11,440,352
Total investments, at market value	1,189,426,125	990,833,418	590,297,627	246,037,358
Foreign currency (Cost of $618,619, $19, $70,252 and $—, respectively)	617,768	19	70,279	—
Deposit at broker	—	1,229,174	—	—
Gross unrealized appreciation on futures contracts (Note 7)	—	237,156	—	—
Receivables:
Investments sold	3,158,065	6,796,335	248,357	56,755
Fund shares sold	1,744,902	1,223,779	844,658	476,846
Interest and dividends	3,691,542	1,810,291	1,190,041	439,859
Prepaid expenses and other assets	87,305	76,045	62,193	34,685
Total Assets	1,198,725,707	1,002,206,217	592,713,155	247,045,503
LIABILITIES
Gross unrealized depreciation on futures contracts (Note 7)	—	—	—	—
Payables:
Investments purchased	2,072,974	11,296,342	214,807	2,745,781
Fund shares redeemed	754,942	685,960	597,920	309,600
Variation margin due to broker (Note 7)	—	330,773	—	—
Accrued Liabilities:
Investment advisory fees	885,399	808,927	433,523	248,443
Administration, accounting and transfer agent fees	33,804	18,841	17,281	9,779
Custodian fees	60,400	95,000	126,370	48,000
Business management fees	49,189	40,446	24,085	9,938
Distribution fees	3,851	245	152	—
Professional fees	24,409	23,438	22,307	20,499
Trustee fees	7,561	9,264	3,729	1,532
Service fees	1,990	392	22,655	447
Other liabilities	232,601	40,976	3,948	4,399
Total Liabilities	4,127,120	13,350,604	1,466,777	3,398,418
NET ASSETS	$1,194,598,587	$988,855,613	$591,246,378	$243,647,085
COMPONENTS OF NET ASSETS
Paid-in capital	$1,025,954,695	$763,293,575	$550,713,008	$255,648,358
Undistributed (Accumulated) net investment income (loss)	11,692,431	(16,075,640)	4,336,702	393,440
Accumulated net realized gain (loss)	(50,868,927)	55,722,454	(51,828,112)	(23,834,919)
Unrealized appreciation (depreciation) on investments	207,750,089	185,704,753	88,020,941	11,440,352
Unrealized appreciation (depreciation) on futures contracts (Note 7)	—	237,156	—	—
Unrealized appreciation (depreciation) on foreign currency/receivables	70,299	(26,685)	3,839	(146)
NET ASSETS	$1,194,598,587	$988,855,613	$591,246,378	$243,647,085
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$1,176,491,946	$985,653,855	$407,616,318	$239,812,053
Shares outstanding (unlimited shares authorized)	97,621,435	90,489,032	40,070,827	24,295,215
Net asset value per share	$12.05	$10.89	$10.17	$9.87
Investor Shares:
Net assets	$7,366,665	$2,813,926	$183,377,537	$3,835,032
Shares outstanding (unlimited shares authorized)	611,373	259,292	18,067,846	390,060
Net asset value per share	$12.05	$10.85	$10.15	$9.83
Advisor Shares:
Net assets	$10,739,976	$387,832	$252,523	$—
Shares outstanding (unlimited shares authorized)	896,477	35,930	24,787	—
Net asset value per share	$11.98	$10.79	$10.19	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Year Ended June 30, 2017

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	FLEXIBLE	EQUITY	SUSTAINABLE
	EQUITY	EQUITY	INCOME	GROWTH
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$10,466,875	$5,075,036	$3,223,590	$2,354,705
Less: foreign income taxes withheld	—	(63,553)	(48,575)	(3,830)
Interest Income	263,230	67,909	22,575	69,787
Total investment income	10,730,105	5,079,392	3,197,590	2,420,662
EXPENSES
Investment advisory fees (Note 3)	11,500,341	2,270,403	709,776	2,283,572
Service fees – Investor Shares (Note 3)	2,439,741	477,401	148,469	46,926
Service fees – Advisor Shares (Note 3)	39,272	10,636	4,359	278,169
Business management fees	958,362	189,200	59,148	190,298
Administration, accounting and transfer agent fees	679,188	133,899	43,289	139,387
Miscellaneous expenses	207,582	34,768	15,984	49,961
Professional fees	132,057	41,851	27,063	41,987
Trustee fees	77,252	15,781	4,838	16,591
Distribution fees – Advisor Shares (Note 3)	65,454	17,727	7,265	463,616
Custodian fees	61,245	13,239	4,371	13,420
Registration fees	83,827	70,559	39,248	54,292
Insurance fees	44,441	7,436	2,533	6,670
Interest expense on line of credit (Note 8)	—	—	1,042	31
Total Expenses	16,288,762	3,282,900	1,067,385	3,584,920
NET INVESTMENT INCOME (LOSS)	(5,558,657)	1,796,492	2,130,205	(1,164,258)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	237,349,413	9,225,463	7,663,911	19,653,792
Net change in unrealized appreciation (depreciation) on:
Investments	2,508,322	65,792,441	4,432,257	45,736,422
Foreign receivables	—	452	—	—
Net change in unrealized appreciation (depreciation)	2,508,322	65,792,893	4,432,257	45,736,422
NET REALIZED AND UNREALIZED GAIN (LOSS)	239,857,735	75,018,356	12,096,168	65,390,214
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$234,299,078	$76,814,848	$14,226,373	$64,225,956

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Year Ended June 30, 2017

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	SMALL-CAP	SMALL-CAP	GLOBAL	INTERMEDIATE
	GROWTH	FUNDAMENTAL	LEADERS	INCOME
	FUND	VALUE FUND	FUND	FUND
INVESTMENT INCOME
Dividend income – unaffiliated	$1,938,642	$18,257,976	$413,390	$—
Dividend income – affiliated (Note 3)	—	—	—	577,759
Less: foreign income taxes withheld	(24,894)	—	(25,047)	—
Interest Income	176,144	265,585	6,134	2,768,364
Total investment income	2,089,892	18,523,561	394,477	3,346,123
EXPENSES
Investment advisory fees (Note 3)	3,590,288	9,536,618	207,528	431,655
Distribution fees – Advisor Shares (Note 3)	68,154	107,066	—	18,942
Service fees – Investor Shares (Note 3)	455,275	1,223,817	47,891	68,154
Service fees – Advisor Shares (Note 3)	40,892	64,240	—	3,788
Business management fees	211,193	560,978	15,964	71,942
Administration, accounting and transfer agent fees	152,852	406,087	14,808	68,720
Registration fees	64,040	73,979	23,266	30,199
Miscellaneous expenses	42,207	127,963	16,449	14,896
Professional fees	43,992	84,383	21,455	28,002
Trustee fees	19,744	47,743	1,452	6,027
Custodian fees	20,727	38,459	21,123	7,071
Insurance fees	5,785	19,405	464	2,960
Total Expenses	4,715,149	12,290,738	370,400	752,356
Expenses waived by adviser – expense cap (Note 3)	—	—	(99,017)	—
Expenses waived by adviser – investments in affiliates (Note 3)	—	—	—	(85,190)
Net Expenses	4,715,149	12,290,738	271,383	667,166
NET INVESTMENT INCOME (LOSS)	(2,625,257)	6,232,823	123,094	2,678,957
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments – unaffiliated	12,097,018	33,184,360	(697,183)	950,349
Investments – affiliated (Note 3)	—	—	—	28,260
Capital gain distribution from other RIC – affiliated (Note 3)	—	—	—	179,865
Capital gain distribution from other RIC – unaffiliated	—	—	—	27
Net realized gain (loss)	12,097,018	33,184,360	(697,183)	1,158,501
Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated	51,670,727	158,498,930	6,294,578	(2,525,186)
Investments – affiliated (Note 3)	—	—	—	(862,429)
Foreign currency and / or receivables	—	—	4,147	—
Net change in unrealized appreciation (depreciation)	51,670,727	158,498,930	6,298,725	(3,387,615)
NET REALIZED AND UNREALIZED GAIN (LOSS)	63,767,745	191,683,290	5,601,542	(2,229,114)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$61,142,488	$197,916,113	$5,724,636	$449,843

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Year Ended June 30, 2017

	BROWN	BROWN
	ADVISORY	ADVISORY
	TOTAL	STRATEGIC
	RETURN	BOND
	FUND	FUND
INVESTMENT INCOME
Dividend income	$19,515	$161,378
Interest Income	2,778,184	1,908,655
Total investment income	2,797,699	2,070,033
EXPENSES
Investment advisory fees (Note 3)	292,678	267,852
Service fees – Investor Shares (Note 3)	1,640	33,148
Service fees – Advisor Shares (Note 3)	—	334
Business management fees	48,780	33,481
Administration, accounting and transfer agent fees	72,841	71,673
Professional fees	25,343	23,388
Miscellaneous expenses	11,441	8,288
Trustee fees	4,376	3,131
Registration fees	31,644	34,556
Custody fees	7,297	7,244
Insurance fees	1,626	796
Distribution fees – Advisor Shares (Note 3)	—	1,678
Total Expenses	497,666	485,569
Expenses waived by adviser – expense cap (Note 3)	—	(15,150)
Net Expenses	497,666	470,419
NET INVESTMENT INCOME (LOSS)	2,300,033	1,599,614
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	802,167	260,509
Capital gain distribution from other RIC	28	885
Futures contracts (Note 7)	(568,625)	(50,681)
Net realized gain (loss)	233,570	210,713
Net change in unrealized appreciation (depreciation) on:
Investments	(859,441)	519,342
Futures contracts (Note 7)	(600,333)	204,382
Net change in unrealized appreciation (depreciation)	(1,459,774)	723,724
NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,226,204)	934,437
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,073,829	$2,534,051

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Year Ended June 30, 2017

	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY
	MARYLAND	TAX EXEMPT	MORTGAGE
	BOND	BOND	SECURITIES
	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$—	$—	$21,797
Interest Income	4,654,072	8,319,270	7,427,049
Total investment income	4,654,072	8,319,270	7,448,846
EXPENSES
Investment advisory fees (Note 3)	531,897	741,501	1,124,190
Service fees – Investor Shares (Note 3)	88,649	123,584	474
Business management fees	88,649	123,584	187,365
Administration, accounting and transfer agent fees	81,950	115,358	257,673
Professional fees	30,001	33,947	41,442
Miscellaneous expenses	17,726	19,522	29,996
Trustee fees	7,703	10,791	16,196
Registration fees	4,437	26,085	31,097
Custody fees	5,399	8,204	36,187
Insurance fees	3,539	4,487	7,410
Total Expenses	859,950	1,207,063	1,732,030
NET INVESTMENT INCOME (LOSS)	3,794,122	7,112,207	5,716,816
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(80,267)	(1,333,785)	(2,948,862)
Capital gain distribution from other RIC	49	4	182
Securities sold short	—	—	(37,031)
Net realized gain (loss)	(80,218)	(1,333,781)	(2,985,711)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,730,549)	(6,441,873)	(5,439,462)
Securities sold short	—	—	58,307
Futures contracts (Note 7)	—	—	(78,219)
Net change in unrealized appreciation (depreciation)	(4,730,549)	(6,441,873)	(5,459,374)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(4,810,767)	(7,775,654)	(8,445,085)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(1,016,645)	$(663,447)	$(2,728,269)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Year Ended June 30, 2017

	BROWN	BROWN	BROWN	BROWN
	ADVISORY –	ADVISORY –	ADVISORY –	ADVISORY –
	WMC	WMC	SOMERSET	MACQUARIE
	STRATEGIC	JAPAN ALPHA	EMERGING	ASIA
	EUROPEAN	OPPORTUNITIES	MARKETS	NEW STARS
	EQUITY FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$25,429,357	$32,510,641	$15,288,384	$4,151,859
Less: foreign income taxes withheld	(2,081,428)	(3,250,621)	(1,756,570)	(399,474)
Interest Income	55,863	385,363	79,347	48,732
Total investment income	23,403,792	29,645,383	13,611,161	3,801,117
EXPENSES
Investment advisory fees (Note 3)	9,618,453	15,211,692	4,942,290	2,629,308
Business management fees	534,358	760,585	274,572	105,172
Administration, accounting and transfer agent fees	385,950	562,587	203,044	86,309
Custodian fees	334,340	462,468	765,104	285,896
Miscellaneous expenses	558,455	178,791	59,529	49,949
Registration fees	101,161	63,259	84,628	33,558
Professional fees	82,405	104,706	52,042	61,759
Trustee fees	45,398	67,381	24,218	9,139
Service fees — Investor Shares (Note 3)	13,939	2,708	289,441	6,842
Service fees — Advisor Shares (Note 3)	3,377	813	375	—
Insurance fees	22,008	2,729	9,728	4,306
Distribution fees — Advisor Shares (Note 3)	5,628	1,355	625	—
Interest expense on line of credit (Note 8)	80	22,173	—	1,200
Total Expenses	11,705,552	17,441,247	6,705,596	3,273,438
NET INVESTMENT INCOME (LOSS)	11,698,240	12,204,136	6,905,565	527,679
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	273,046	204,677,895	(22,275,180)	15,821,651
Less: foreign capital gains taxes paid	—	—	—	(1,058,074)
Forward foreign currency contracts (Note 6)	—	(11,565,713)	—	—
Futures contracts (Note 7)	—	9,432,515	—	—
Net realized gain (loss)	273,046	202,544,697	(22,275,180)	14,763,577
Net change in unrealized appreciation (depreciation) on:
Investments	212,967,325	129,822,252	107,801,812	(719,213)
Forward foreign currency contracts (Note 6)	—	(10,962,063)	—	—
Futures contracts (Note 7)	—	237,156	—	—
Foreign currency and / or receivables	164,300	(497,508)	45,326	(1,300)
Net change in unrealized appreciation (depreciation)	213,131,625	118,599,837	107,847,138	(720,513)
NET REALIZED AND UNREALIZED GAIN (LOSS)	213,404,671	321,144,534	85,571,958	14,043,064
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$225,102,911	$333,348,670	$92,477,523	$14,570,743

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	GROWTH EQUITY FUND		FLEXIBLE EQUITY FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2017	2016	2017	2016
OPERATIONS
Net investment income (loss)	$(5,558,657)	$(5,874,397)	$1,796,492	$1,712,215
Net realized gain (loss)	237,349,413	124,211,432	9,225,463	(9,574,851)
Net change in unrealized appreciation (depreciation)	2,508,322	(111,591,843)	65,792,893	(2,732,202)
Increase (Decrease) in Net Assets from Operations	234,299,078	6,745,192	76,814,848	(10,594,838)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	—	(296,958)	(118,078)
Investor Shares	—	—	(1,264,674)	(1,585,339)
Advisor Shares	—	—	(11,536)	(24,797)
Net realized gain:
Institutional Shares	(21,177,151)	(16,080,264)	—	—
Investor Shares	(123,877,317)	(130,457,394)	—	—
Advisor Shares	(2,370,151)	(2,441,644)	—	—
Total Distributions to Shareholders	(147,424,619)	(148,979,302)	(1,573,168)	(1,728,214)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	119,319,112	44,809,830	81,914,255	23,904,540
Investor Shares	211,845,143	276,195,465	32,256,785	124,130,337
Advisor Shares	2,984,886	3,660,338	541,315	995,241
Reinvestment of distributions:
Institutional Shares	17,528,304	13,324,395	116,213	7
Investor Shares	116,018,940	117,886,614	330,267	528,062
Advisor Shares	2,309,631	2,377,708	10,376	22,944
Redemption of shares:
Institutional Shares	(126,100,789)	(49,170,983)	(16,178,545)	(3,463,636)
Investor Shares	(834,155,207)	(495,565,323)	(133,656,620)	(75,680,003)
Advisor Shares	(33,588,840)	(14,878,919)	(4,314,983)	(4,826,465)
Redemption fees:
Institutional Shares	8	—	456	—
Investor Shares	522	2,208	904	64
Advisor Shares	671	7	6	198
Shares issued in connection with the acquisition of
the Brown Advisory Value Equity Fund (Note 9):
Institutional Shares	N/A	N/A	1,202,936	N/A
Investor Shares	N/A	N/A	41,538,801	N/A
Advisor Shares	N/A	N/A	992,710	N/A
Increase (Decrease) from Capital Share Transactions	(523,837,619)	(101,358,660)	4,754,876	65,611,289
Increase (Decrease) in Net Assets	(436,963,160)	(243,592,770)	79,996,556	53,288,237
NET ASSETS
Beginning of period	2,203,416,946	2,447,009,716	337,636,858	284,348,621
End of period	$1,766,453,786	$2,203,416,946	$417,633,414	$337,636,858
Undistributed (Accumulated) net investment income (loss)	$(848,321)	$(2,889,959)	$1,031,757	$808,933
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	6,213,516	2,313,362	4,821,892	1,546,649
Investor Shares	11,129,360	14,288,981	1,894,148	8,303,092
Advisor Shares	166,276	193,783	31,755	65,238
Reinvestment of distributions:
Institutional Shares	998,195	691,458	7,005	—
Investor Shares	6,652,462	6,143,127	19,920	33,720
Advisor Shares	138,218	128,525	625	1,464
Redemption of shares:
Institutional Shares	(6,642,253)	(2,512,389)	(1,013,033)	(228,251)
Investor Shares	(43,687,505)	(25,683,769)	(7,908,695)	(4,974,758)
Advisor Shares	(1,831,432)	(782,405)	(250,475)	(319,551)
Shares issued in connection with the acquisition of
the Brown Advisory Value Equity Fund (Note 9):
Institutional Shares	N/A	N/A	72,612	N/A
Investor Shares	N/A	N/A	2,509,981	N/A
Advisor Shares	N/A	N/A	59,882	N/A
Increase (Decrease) in shares outstanding	(26,863,163)	(5,219,327)	245,617	4,427,603

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	EQUITY INCOME FUND		SUSTAINABLE GROWTH FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2017	2016	2017	2016
OPERATIONS
Net investment income (loss)	$2,130,205	$3,368,205	$(1,164,258)	$(1,102,504)
Net realized gain (loss)	7,663,911	1,228,571	19,653,792	3,885,315
Net change in unrealized appreciation (depreciation)	4,432,257	(6,886,953)	45,736,422	15,334,723
Increase (Decrease) in Net Assets from Operations	14,226,373	(2,290,177)	64,225,956	18,117,534
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(300,565)	(365,732)	—	—
Investor Shares	(1,754,976)	(2,950,606)	—	—
Advisor Shares	(45,555)	(53,866)	—	—
Net realized gain:
Institutional Shares	(408,109)	(188,209)	(1,045,872)	(3,716,752)
Investor Shares	(3,601,920)	(1,567,845)	(198,697)	(732,739)
Advisor Shares	(110,477)	(29,616)	(1,263,054)	(9,527,402)
Total Distributions to Shareholders	(6,221,602)	(5,155,874)	(2,507,623)	(13,976,893)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	30,529,529	1,263,000	100,732,392	65,254,532
Investor Shares	5,936,447	10,269,026	28,660,628	20,556,459
Advisor Shares	4,735	77,650	31,487,091	103,143,267
Reinvestment of distributions:
Institutional Shares	533,195	436,376	743,538	2,354,247
Investor Shares	2,223,909	1,429,730	175,109	538,649
Advisor Shares	145,768	72,240	1,188,453	8,931,717
Redemption of shares:
Institutional Shares	(16,718,684)	(5,375,406)	(29,877,900)	(16,564,900)
Investor Shares	(44,793,123)	(75,816,836)	(22,743,144)	(7,069,856)
Advisor Shares	(903,287)	(257,266)	(91,353,897)	(48,279,652)
Redemption fees:
Institutional Shares	—	—	201	1
Investor Shares	—	—	1,047	341
Advisor Shares	1	—	370	885
Increase (Decrease) from Capital Share Transactions	(23,041,510)	(67,901,486)	19,013,888	128,865,690
Increase (Decrease) in Net Assets	(15,036,739)	(75,347,537)	80,732,221	133,006,331
NET ASSETS
Beginning of period	128,935,823	204,283,360	349,410,965	216,404,634
End of period	$113,899,084	$128,935,823	$430,143,186	$349,410,965
Undistributed (Accumulated) net investment income (loss)	$67,756	$38,600	$(468,926)	$(577,943)
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	2,320,504	102,693	5,731,486	4,184,096
Investor Shares	453,386	828,449	1,664,640	1,304,030
Advisor Shares	354	6,691	1,881,748	6,520,698
Reinvestment of distributions:
Institutional Shares	40,657	35,362	44,075	150,527
Investor Shares	171,641	116,203	10,461	34,640
Advisor Shares	11,225	5,856	71,766	579,605
Redemption of shares:
Institutional Shares	(1,292,954)	(442,768)	(1,697,204)	(1,054,388)
Investor Shares	(3,407,417)	(6,165,587)	(1,317,790)	(445,762)
Advisor Shares	(67,821)	(20,572)	(5,459,074)	(3,184,241)
Increase (Decrease) in shares outstanding	(1,770,425)	(5,533,673)	930,108	8,089,205

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY SMALL-CAP
	SMALL-CAP GROWTH FUND		FUNDAMENTAL VALUE FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2017	2016	2017	2016
OPERATIONS
Net investment income (loss)	$(2,625,257)	$(1,621,898)	$6,232,823	$3,844,002
Net realized gain (loss)	12,097,018	24,884,563	33,184,360	5,583,924
Net change in unrealized appreciation (depreciation)	51,670,727	(17,671,772)	158,498,930	(13,233,109)
Increase (Decrease) in Net Assets from Operations	61,142,488	5,590,893	197,916,113	(3,805,183)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	—	(988,540)	(484,047)
Investor Shares	—	—	(1,873,774)	(2,277,048)
Advisor Shares	—	—	—	(35,541)
Net realized gain:
Institutional Shares	(3,125,896)	(1,946,062)	(334,931)	(2,038,801)
Investor Shares	(9,911,936)	(37,656,440)	(1,026,309)	(14,082,090)
Advisor Shares	(1,153,765)	(819,956)	(71,853)	(1,069,503)
Total Distributions to Shareholders	(14,191,597)	(40,422,458)	(4,295,407)	(19,987,030)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	153,338,783	5,588,177	179,876,139	89,252,983
Investor Shares	87,942,206	44,867,427	150,643,608	221,245,590
Advisor Shares	34,620,167	6,143,111	4,622,183	11,524,532
Reinvestment of distributions:
Institutional Shares	2,803,928	1,258,905	1,028,123	1,826,895
Investor Shares	6,192,098	22,013,906	1,463,959	9,736,248
Advisor Shares	804,864	565,945	70,862	1,084,680
Redemption of shares:
Institutional Shares	(16,925,963)	(1,279,143)	(39,625,716)	(13,343,881)
Investor Shares	(62,439,748)	(27,986,757)	(233,263,118)	(180,251,556)
Advisor Shares	(14,767,401)	(2,823,963)	(41,744,149)	(16,232,721)
Redemption fees:
Institutional Shares	239	—	596	1,477
Investor Shares	38	292	293	1,354
Advisor Shares	912	292	17	1,252
Increase (Decrease) from Capital Share Transactions	191,570,123	48,348,192	23,072,797	124,846,853
Increase (Decrease) in Net Assets	238,521,014	13,516,627	216,693,503	101,054,640
NET ASSETS
Beginning of period	295,131,083	281,614,456	983,635,008	882,580,368
End of period	$533,652,097	$295,131,083	$1,200,328,511	$983,635,008
Undistributed (Accumulated) net investment income (loss)	$(1,466,067)	$(442,829)	$4,459,274	$1,044,450
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	4,584,294	188,309	7,218,027	4,171,224
Investor Shares	5,239,278	2,937,441	5,983,204	10,130,767
Advisor Shares	2,170,147	431,751	186,049	533,241
Reinvestment of distributions:
Institutional Shares	85,694	41,977	38,734	83,739
Investor Shares	377,337	1,461,747	55,176	447,800
Advisor Shares	51,200	39,112	2,683	50,227
Redemption of shares:
Institutional Shares	(504,564)	(41,639)	(1,544,437)	(606,792)
Investor Shares	(3,732,469)	(1,792,684)	(9,311,268)	(8,207,223)
Advisor Shares	(918,376)	(190,374)	(1,599,518)	(740,720)
Increase (Decrease) in shares outstanding	7,352,541	3,075,640	1,028,650	5,862,263

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	GLOBAL LEADERS FUND		INTERMEDIATE INCOME FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2017	2016	2017	2016
OPERATIONS
Net investment income (loss)	$123,094	$82,066	$2,678,957	$2,896,397
Net realized gain (loss)	(697,183)	(1,102,079)	1,158,501	(699,518)
Net change in unrealized appreciation (depreciation)	6,298,725	699,600	(3,387,615)	3,708,589
Increase (Decrease) in Net Assets from Operations	5,724,636	(320,413)	449,843	5,905,468
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(53,915)	—	(2,831,381)	(2,820,398)
Advisor Shares	—	—	(140,836)	(160,893)
Net realized gain:
Investor Shares	—	—	—	(773,069)
Advisor Shares	—	—	—	(49,905)
Total Distributions to Shareholders	(53,915)	—	(2,972,217)	(3,804,265)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	10,428,188	17,814,152	25,077,370	29,525,581
Advisor Shares	—	—	38,794	44,413
Reinvestment of distributions:
Investor Shares	27,050	—	724,852	1,248,100
Advisor Shares	—	—	86,263	130,783
Redemption of shares:
Investor Shares	(3,139,577)	(1,161,378)	(29,404,931)	(34,857,866)
Advisor Shares	—	—	(4,833,940)	(933,155)
Redemption fees:
Investor Shares	—	—	—	3
Advisor Shares	—	—	—	—
Shares issued in connection with the acquisition of
the Brown Advisory Opportunity Fund:
Investor Shares	N/A	10,035,030	N/A	N/A
Increase (Decrease) from Capital Share Transactions	7,315,661	26,687,804	(8,311,592)	(4,842,141)
Increase (Decrease) in Net Assets	12,986,382	26,367,391	(10,833,966)	(2,740,938)
NET ASSETS
Beginning of period	26,367,391	—	146,872,422	149,613,360
End of period	$39,353,773	$26,367,391	$136,038,456	$146,872,422
Undistributed (Accumulated) net investment income (loss)	$36,421	$53,912	$(169,025)	$(173,885)
SHARE TRANSACTIONS
Sale of shares:
Investor Shares	997,773	1,856,363	2,357,775	2,775,238
Advisor Shares	—	—	3,759	4,256
Reinvestment of distributions:
Investor Shares	2,772	—	68,181	117,748
Advisor Shares	—	—	8,282	12,566
Redemption of shares:
Investor Shares	(308,305)	(119,736)	(2,768,529)	(3,273,682)
Advisor Shares	—	—	(466,686)	(89,510)
Shares issued in connection with the acquisition of
the Brown Advisory Opportunity Fund:
Investor Shares	N/A	994,393	N/A	N/A
Increase (Decrease) in shares outstanding	692,240	2,731,020	(797,218)	(453,384)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	TOTAL RETURN FUND		STRATEGIC BOND FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2017	2016	2017	2016
OPERATIONS
Net investment income (loss)	$2,300,033	$2,053,474	$1,599,614	$1,521,593
Net realized gain (loss)	233,570	516,458	210,713	(1,923,589)
Net change in unrealized appreciation (depreciation)	(1,459,774)	2,495,983	723,724	683,014
Increase (Decrease) in Net Assets from Operations	1,073,829	5,065,915	2,534,051	281,018
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(2,343,658)	(2,128,088)	—	—
Investor Shares	(80,256)	(94,064)	(1,644,060)	(2,420,788)
Advisor Shares	—	—	(14,139)	(55,995)
Net realized gain:
Institutional Shares	(98,534)	—	—	—
Investor Shares	(3,277)	—	—	—
Advisor Shares	—	—	—	—
Total Distributions to Shareholders	(2,525,725)	(2,222,152)	(1,658,199)	(2,476,783)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	49,027,136	20,855,744	—	—
Investor Shares	3,462,904	1,343,005	90,428,155	3,826,957
Advisor Shares	—	—	222,462	—
Reinvestment of distributions:
Institutional Shares	612,556	135,297	—	—
Investor Shares	60,281	79,685	288,868	317,063
Advisor Shares	—	—	13,108	42,801
Redemption of shares:
Institutional Shares	(24,464,517)	(13,649,303)	—	—
Investor Shares	(2,704,739)	(8,612,071)	(16,143,207)	(22,475,247)
Advisor Shares	—	—	(861,525)	(811,615)
Redemption fees:
Institutional Shares	99	—	—	—
Investor Shares	—	—	25	—
Advisor Shares	—	—	—	—
Increase (Decrease) from Capital Share Transactions	25,993,720	152,357	73,947,886	(19,100,041)
Increase (Decrease) in Net Assets	24,541,824	2,996,120	74,823,738	(21,295,806)
NET ASSETS
Beginning of period	85,811,660	82,815,540	40,076,028	61,371,834
End of period	$110,353,484	$85,811,660	$114,899,766	$40,076,028
Undistributed (Accumulated) net investment income (loss)	$4,229	$(623)	$(67,975)	$(73,959)
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	4,910,349	2,109,393	—	—
Investor Shares	341,146	135,649	9,446,682	403,394
Advisor Shares	—	—	23,202	—
Reinvestment of distributions:
Institutional Shares	61,510	13,657	—	—
Investor Shares	6,013	8,049	30,161	33,319
Advisor Shares	—	—	1,370	4,491
Redemption of shares:
Institutional Shares	(2,439,943)	(1,380,268)	—	—
Investor Shares	(272,638)	(874,785)	(1,682,618)	(2,367,203)
Advisor Shares	—	—	(89,988)	(85,611)
Increase (Decrease) in shares outstanding	2,606,437	11,695	7,728,809	(2,011,610)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	MARYLAND BOND FUND		TAX EXEMPT BOND FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2017	2016	2017	2016
OPERATIONS
Net investment income (loss)	$3,794,122	$4,035,203	$7,112,207	$5,642,298
Net realized gain (loss)	(80,218)	1,347,240	(1,333,781)	331,921
Net change in unrealized appreciation (depreciation)	(4,730,549)	4,359,306	(6,441,873)	7,199,311
Increase (Decrease) in Net Assets from Operations	(1,016,645)	9,741,749	(663,447)	13,173,530
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(3,794,168)	(4,035,074)	(7,112,373)	(5,642,129)
Net realized gain:
Investor Shares	(627,717)	(906,772)	—	—
Total Distributions to Shareholders	(4,421,885)	(4,941,846)	(7,112,373)	(5,642,129)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	99,282,076	27,494,531	141,861,579	59,630,595
Reinvestment of distributions:
Investor Shares	1,035,598	1,233,816	1,288,963	1,187,875
Redemption of shares:
Investor Shares	(97,065,553)	(49,292,605)	(111,448,107)	(58,829,020)
Redemption fees:
Investor Shares	—	—	200	—
Increase (Decrease) from Capital Share Transactions	3,252,121	(20,564,258)	31,702,635	1,989,450
Increase (Decrease) in Net Assets	(2,186,409)	(15,764,355)	23,926,815	9,520,851
NET ASSETS
Beginning of period	183,704,776	199,469,131	233,675,326	224,154,475
End of period	$181,518,367	$183,704,776	$257,602,141	$233,675,326
Undistributed (Accumulated) net investment income (loss)	$60	$157	$(116)	$46
SHARE TRANSACTIONS
Sale of shares:
Investor Shares	9,426,718	2,553,474	14,282,097	5,916,196
Reinvestment of distributions:
Investor Shares	97,920	114,852	129,259	117,959
Redemption of shares:
Investor Shares	(9,255,940)	(4,580,145)	(11,259,154)	(5,841,862)
Increase (Decrease) in shares outstanding	268,698	(1,911,819)	3,152,202	192,293

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY –
	BROWN ADVISORY		WMC STRATEGIC
	MORTGAGE SECURITIES FUND		EUROPEAN EQUITY FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2017	2016	2017	2016
OPERATIONS
Net investment income (loss)	$5,716,816	$6,730,528	$11,698,240	$12,716,179
Net realized gain (loss)	(2,985,711)	2,435,203	273,046	(38,401,054)
Net change in unrealized appreciation (depreciation)	(5,459,374)	4,611,749	213,131,625	(16,316,729)
Increase (Decrease) in Net Assets from Operations	(2,728,269)	13,777,480	225,102,911	(42,001,604)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(7,650,400)	(7,634,638)	(12,504,477)	(2,992,321)
Investor Shares	(17,169)	(272,364)	(101,420)	—
Advisor Shares	—	—	(6,394)	—
Net realized gain:
Institutional Shares	(2,569,582)	(1,251,294)	—	—
Investor Shares	(5,800)	(6,444)	—	—
Advisor Shares	—	—	—	—
Total Distributions to Shareholders	(10,242,951)	(9,164,740)	(12,612,291)	(2,992,321)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	88,368,686	190,657,531	180,461,066	1,071,009,646
Investor Shares	921,398	4,298,461	5,963,037	16,339,283
Advisor Shares	—	—	10,062,207	407,912
Reinvestment of distributions:
Institutional Shares	3,217,466	1,978,340	10,024,075	2,334,075
Investor Shares	21,133	164,060	97,787	—
Advisor Shares	—	—	6,394	—
Redemption of shares:
Institutional Shares	(113,841,299)	(25,603,200)	(284,509,328)	(209,118,819)
Investor Shares	(1,974,570)	(31,354,854)	(12,990,457)	(28,730,256)
Advisor Shares	—	—	(654,097)	(699,362)
Redemption fees:
Institutional Shares	47	—	1,001	1
Investor Shares	—	—	—	—
Advisor Shares	—	—	—	—
Increase (Decrease) from Capital Share Transactions	(23,287,139)	140,140,338	(91,538,315)	851,542,480
Increase (Decrease) in Net Assets	(36,258,359)	144,753,078	120,952,305	806,548,555
NET ASSETS
Beginning of period	379,701,544	234,948,466	1,073,646,282	267,097,727
End of period	$343,443,185	$379,701,544	$1,194,598,587	$1,073,646,282
Undistributed (Accumulated) net investment income (loss)	$18,945	$(2,848)	$11,692,431	$12,611,576
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	8,791,904	18,863,416	16,985,955	104,321,742
Investor Shares	92,228	423,537	546,811	1,657,066
Advisor Shares	—	—	881,239	40,534
Reinvestment of distributions:
Institutional Shares	327,155	196,274	1,032,346	225,951
Investor Shares	2,133	16,201	10,071	—
Advisor Shares	—	—	661	—
Redemption of shares:
Institutional Shares	(11,431,849)	(2,524,958)	(27,468,737)	(21,019,706)
Investor Shares	(195,291)	(3,110,533)	(1,261,668)	(2,876,056)
Advisor Shares	—	—	(61,070)	(70,670)
Increase (Decrease) in shares outstanding	(2,413,720)	13,863,937	(9,334,392)	82,278,861

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY –		BROWN ADVISORY –
	WMC JAPAN ALPHA		SOMERSET EMERGING
	OPPORTUNITIES FUND		MARKETS FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2017	2016	2017	2016
OPERATIONS
Net investment income (loss)	$12,204,136	$11,295,045	$6,905,565	$6,259,315
Net realized gain (loss)	202,544,697	(510,551,726)	(22,275,180)	(22,999,699)
Net change in unrealized appreciation (depreciation)	118,599,837	(72,848,302)	107,847,138	(17,139,970)
Increase (Decrease) in Net Assets from Operations	333,348,670	(572,104,983)	92,477,523	(33,880,354)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	(188,806,891)	(4,318,101)	(2,214,836)
Investor Shares	—	(2,854,668)	(2,188,677)	(1,712,443)
Advisor Shares	—	(139,380)	(1,624)	(742)
Net realized gain:
Institutional Shares	—	(39,006,684)	—	—
Investor Shares	—	(593,987)	—	—
Advisor Shares	—	(29,833)	—	—
Total Distributions to Shareholders	—	(231,431,443)	(6,508,402)	(3,928,021)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,045,283,865	1,472,565,101	95,997,254	224,157,581
Investor Shares	2,155,914	18,627,215	20,716,006	186,372,395
Advisor Shares	56,165	1,410,394	16,703	224,436
Reinvestment of distributions:
Institutional Shares	—	13,872,815	1,750,302	455,104
Investor Shares	—	3,431,115	2,152,636	1,685,181
Advisor Shares	—	165,236	1,624	726
Redemption of shares:
Institutional Shares	(2,221,364,487)	(448,721,260)	(67,106,538)	(153,243,842)
Investor Shares	(1,290,024)	(34,159,583)	(65,282,879)	(129,370,609)
Advisor Shares	(467,014)	(2,045,925)	(83,388)	(749,289)
Redemption fees:
Institutional Shares	10,627	1,200	94	—
Investor Shares	—	970	—	325
Advisor Shares	—	2	—	—
Increase (Decrease) from Capital Share Transactions	(1,175,614,954)	1,025,147,280	(11,838,186)	129,532,008
Increase (Decrease) in Net Assets	(842,266,284)	221,610,854	74,130,935	91,723,633
NET ASSETS
Beginning of period	1,831,121,897	1,609,511,043	517,115,443	425,391,810
End of period	$988,855,613	$1,831,121,897	$591,246,378	$517,115,443
Undistributed (Accumulated) net investment income (loss)	$(16,075,640)	$(357,952,163)	$4,336,702	$4,342,604
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	106,706,685	126,755,340	10,479,269	27,019,470
Investor Shares	212,688	1,596,337	2,316,631	21,728,904
Advisor Shares	6,003	119,056	1,899	26,550
Reinvestment of distributions:
Institutional Shares	—	1,236,172	207,136	54,569
Investor Shares	—	307,350	255,052	202,302
Advisor Shares	—	14,836	191	87
Redemption of shares:
Institutional Shares	(223,388,247)	(44,100,589)	(7,274,648)	(17,973,135)
Investor Shares	(134,436)	(3,721,563)	(7,106,002)	(15,355,320)
Advisor Shares	(48,232)	(186,243)	(9,519)	(91,522)
Increase (Decrease) in shares outstanding	(116,645,539)	82,020,696	(1,129,991)	15,611,905

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY –
	MACQUARIE ASIA
	NEW STARS FUND
	Fiscal	Fiscal
	Year Ended	Year Ended
	June 30,	June 30,
	2017	2016
OPERATIONS
Net investment income (loss)	$527,679	$(85,965)
Net realized gain (loss)	14,763,577	(38,258,677)
Net change in unrealized appreciation (depreciation)	(720,513)	(1,666,992)
Increase (Decrease) in Net Assets from Operations	14,570,743	(40,011,634)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain:
Institutional Shares	—	(8,236,160)
Investor Shares	—	(267,081)
Total Distributions to Shareholders	—	(8,503,241)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	94,155,195	125,620,842
Investor Shares	2,866,009	7,501,704
Reinvestment of distributions:
Institutional Shares	—	4,501,118
Investor Shares	—	244,075
Redemption of shares:
Institutional Shares	(80,949,002)	(60,180,293)
Investor Shares	(4,974,688)	(18,088,567)
Redemption fees:
Institutional Shares	1,853	—
Investor Shares	50	1
Increase (Decrease) from Capital Share Transactions	11,099,417	59,598,880
Increase (Decrease) in Net Assets	25,670,160	11,084,005
NET ASSETS
Beginning of period	217,976,925	206,892,920
End of period	$243,647,085	$217,976,925
Undistributed (Accumulated) net investment income (loss)	$393,440	$(501,587)
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	10,353,255	12,939,592
Investor Shares	310,586	729,171
Reinvestment of distributions:
Institutional Shares	—	463,679
Investor Shares	—	25,187
Redemption of shares:
Institutional Shares	(9,199,650)	(6,319,193)
Investor Shares	(535,893)	(1,763,461)
Increase (Decrease) in shares outstanding	928,298	6,074,975

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout Each		Value,	Investment	Unrealized		Net	Net		Value,	Total	End of		Investment		Gross	Portfolio
Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Return	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY GROWTH EQUITY FUND:

Institutional Shares*
07/01/16	06/30/17	$19.16	(0.03)	2.47	2.44	—	(1.57)	(1.57)	$20.03	13.91%	$276,592		(0.16)%	0.72%	0.72%	40%
07/01/15	06/30/16	20.33	(0.02)	0.13	0.11	—	(1.28)	(1.28)	19.16	0.49	253,640		(0.12)	0.72	0.72	24
07/01/14	06/30/15	19.10	0.02	1.82	1.84	—	(0.61)	(0.61)	20.33	9.73	259,098		0.09	0.72	0.72	24
07/01/13	06/30/14	16.22	—	2.99	2.99	—	(0.11)	(0.11)	19.10	18.46	233,627		0.03	0.74	0.74	25
10/19/12^	06/30/13	14.58	0.01	1.66	1.67	(0.03)	—	(0.03)	16.22	11.49	116,575		0.30	0.78	0.78	40

Investor Shares*
07/01/16	06/30/17	19.06	(0.06)	2.46	2.40	—	(1.57)	(1.57)	19.89	13.77	1,484,383		(0.31)	0.87	0.87	40
07/01/15	06/30/16	20.26	(0.05)	0.13	0.08	—	(1.28)	(1.28)	19.06	0.34	1,916,472		(0.27)	0.87	0.87	24
07/01/14	06/30/15	19.07	(0.01)	1.81	1.80	—	(0.61)	(0.61)	20.26	9.54	2,143,325		(0.06)	0.87	0.87	24
07/01/13	06/30/14	16.21	(0.02)	2.99	2.97	—	(0.11)	(0.11)	19.07	18.35	2,497,036		(0.12)	0.89	0.89	25
07/01/12	06/30/13	13.80	0.03	2.41	2.44	(0.03)	—	(0.03)	16.21	17.67	1,653,389		0.17	0.91	0.91	40

Advisor Shares*
07/01/16	06/30/17	18.35	(0.10)	2.36	2.26	—	(1.57)	(1.57)	19.04	13.53	5,479		(0.56)	1.12	1.12	40
07/01/15	06/30/16	19.60	(0.10)	0.13	0.03	—	(1.28)	(1.28)	18.35	0.09	33,304		(0.52)	1.12	1.12	24
07/01/14	06/30/15	18.51	(0.06)	1.76	1.70	—	(0.61)	(0.61)	19.60	9.28	44,587		(0.31)	1.12	1.12	24
07/01/13	06/30/14	15.78	(0.07)	2.91	2.84	—	(0.11)	(0.11)	18.51	18.02	48,632		(0.37)	1.14	1.14	25
07/01/12	06/30/13	13.45	(0.01)	2.35	2.34	(0.01)	—	(0.01)	15.78	17.43	21,478		(0.07)	1.15	1.15	40

BROWN ADVISORY FLEXIBLE EQUITY FUND:

Institutional Shares*
07/01/16	06/30/17	15.15	0.11	3.37	3.48	(0.10)	—	(0.10)	18.53	23.05	101,431		0.61	0.73	0.73	15
07/01/15	06/30/16	15.92	0.11	(0.77)	(0.66)	(0.11)	—	(0.11)	15.15	(4.16)	24,012		0.71	0.73	0.73	15
07/01/14	06/30/15	14.81	0.12	1.08	1.20	(0.09)	—	(0.09)	15.92	8.09	4,240		0.76	0.76	0.76	7
07/01/13	06/30/14	12.28	0.09	2.49	2.58	(0.05)	—	(0.05)	14.81	21.06	3,126		0.66	0.82	0.81	15
10/19/12^	06/30/13	10.46	0.06	1.82	1.88	(0.06)	—	(0.06)	12.28	18.07	12		0.65	1.00	0.88	12

Investor Shares*
07/01/16	06/30/17	15.12	0.08	3.37	3.45	(0.07)	—	(0.07)	18.50	22.90	310,360		0.46	0.88	0.88	15
07/01/15	06/30/16	15.89	0.08	(0.76)	(0.68)	(0.09)	—	(0.09)	15.12	(4.30)	306,456		0.56	0.88	0.88	15
07/01/14	06/30/15	14.79	0.10	1.07	1.17	(0.07)	—	(0.07)	15.89	7.92	268,569		0.61	0.91	0.91	7
07/01/13	06/30/14	12.28	0.07	2.48	2.55	(0.04)	—	(0.04)	14.79	20.78	162,615		0.51	0.97	0.96	15
07/01/12	06/30/13	9.68	0.05	2.60	2.65	(0.05)	—	(0.05)	12.28	27.51	82,783		0.50	1.15	1.05	12

Advisor Shares*
07/01/16	06/30/17	15.12	0.04	3.37	3.41	(0.03)	—	(0.03)	18.50	22.56	5,842		0.21	1.13	1.13	15
07/01/15	06/30/16	15.88	0.05	(0.77)	(0.72)	(0.04)	—	(0.04)	15.12	(4.56)	7,168		0.31	1.13	1.13	15
07/01/14	06/30/15	14.77	0.06	1.07	1.13	(0.02)	—	(0.02)	15.88	7.68	11,540		0.36	1.16	1.16	7
07/01/13	06/30/14	12.28	0.04	2.48	2.52	(0.03)	—	(0.03)	14.77	20.52	14,831		0.26	1.22	1.21	15
07/01/12	06/30/13	9.68	0.02	2.61	2.63	(0.03)	—	(0.03)	12.28	27.25	6,115		0.30	1.35	1.30	12

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout Each		Value,	Investment	Unrealized		Net	Net		Value,	Total	End of		Investment		Gross	Portfolio
Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Return	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY EQUITY INCOME FUND:

Institutional Shares*
07/01/16	06/30/17	$12.87	0.26	1.41	1.67	(0.26)	(0.48)	(0.74)	$13.80	13.36%	$$29,587		1.94%	0.77%	0.77%	7%
07/01/15	06/30/16	13.14	0.28	(0.13)	0.15	(0.29)	(0.13)	(0.42)	12.87	1.31	13,840		2.24	0.75	0.75	17
07/01/14	06/30/15	13.70	0.29	0.08	0.37	(0.30)	(0.63)	(0.93)	13.14	2.60	18,134		2.16	0.75	0.75	18
07/01/13	06/30/14	12.16	0.29	1.99	2.28	(0.29)	(0.45)	(0.74)	13.70	19.30	17,663		2.23	0.77	0.77	32
10/19/12^	06/30/13	11.07	0.21	1.19	1.40	(0.23)	(0.08)	(0.31)	12.16	12.88	11		2.53	0.80	0.80	21

Investor Shares*
07/01/16	06/30/17	12.86	0.24	1.42	1.66	(0.24)	(0.48)	(0.72)	13.80	13.28	81,890		1.79	0.92	0.92	7
07/01/15	06/30/16	13.13	0.26	(0.13)	0.13	(0.27)	(0.13)	(0.40)	12.86	1.15	112,116		2.09	0.90	0.90	17
07/01/14	06/30/15	13.69	0.27	0.08	0.35	(0.28)	(0.63)	(0.91)	13.13	2.45	183,001		2.01	0.90	0.90	18
07/01/13	06/30/14	12.16	0.27	1.98	2.25	(0.27)	(0.45)	(0.72)	13.69	19.04	180,372		2.08	0.92	0.92	32
07/01/12	06/30/13	10.49	0.27	1.76	2.03	(0.28)	(0.08)	(0.36)	12.16	19.62	173,599		2.37	0.96	0.96	21

Advisor Shares*
07/01/16	06/30/17	12.84	0.20	1.43	1.63	(0.21)	(0.48)	(0.69)	13.78	13.02	2,422		1.54	1.17	1.17	7
07/01/15	06/30/16	13.11	0.23	(0.13)	0.10	(0.24)	(0.13)	(0.37)	12.84	0.90	2,980		1.84	1.15	1.15	17
07/01/14	06/30/15	13.67	0.24	0.07	0.31	(0.24)	(0.63)	(0.87)	13.11	2.19	3,148		1.76	1.15	1.15	18
07/01/13	06/30/14	12.14	0.24	1.98	2.22	(0.24)	(0.45)	(0.69)	13.67	18.79	3,298		1.83	1.17	1.17	32
07/01/12	06/30/13	10.48	0.25	1.75	2.00	(0.26)	(0.08)	(0.34)	12.14	19.33	2,346		2.13	1.20	1.20	21

BROWN ADVISORY SUSTAINABLE GROWTH FUND:

Institutional Shares*
07/01/16	06/30/17	16.05	(0.02)	3.03	3.01	—	(0.12)	(0.12)	18.94	18.83	221,177		(0.10)	0.73	0.73	41
07/01/15	06/30/16	15.69	(0.02)	1.13	1.11	—	(0.75)	(0.75)	16.05	7.17	122,008		(0.11)	0.74	0.74	30
07/01/14	06/30/15	14.11	(0.02)	1.91	1.89	—	(0.31)	(0.31)	15.69	13.50	67,789		(0.11)	0.75	0.75	37
07/01/13	06/30/14	11.64	—	2.61	2.61	—	(0.14)	(0.14)	14.11	22.51	30,374		(0.01)	0.77	0.77	30
07/01/12	06/30/13	10.00	—	1.65	1.65	—	(0.01)	(0.01)	11.64	16.47	32,045		0.03	0.86	0.86	30

Investor Shares*
07/01/16	06/30/17	15.94	(0.04)	3.00	2.96	—	(0.12)	(0.12)	18.78	18.65	36,954		(0.25)	0.88	0.88	41
07/01/15	06/30/16	15.61	(0.04)	1.12	1.08	—	(0.75)	(0.75)	15.94	7.01	25,676		(0.26)	0.89	0.89	30
07/01/14	06/30/15	14.06	(0.04)	1.90	1.86	—	(0.31)	(0.31)	15.61	13.34	11,206		(0.26)	0.90	0.90	37
07/01/13	06/30/14	11.62	(0.02)	2.60	2.58	—	(0.14)	(0.14)	14.06	22.29	46,823		(0.16)	0.92	0.92	30
07/01/12	06/30/13	10.00	(0.01)	1.64	1.63	—	(0.01)	(0.01)	11.62	16.27	24,028		(0.12)	1.01	1.01	30

Advisor Shares*
07/01/16	06/30/17	15.78	(0.08)	2.96	2.88	—	(0.12)	(0.12)	18.54	18.33	172,012		(0.50)	1.13	1.13	41
07/01/15	06/30/16	15.50	(0.08)	1.11	1.03	—	(0.75)	(0.75)	15.78	6.73	201,727		(0.51)	1.14	1.14	30
07/01/14	06/30/15	14.00	(0.07)	1.88	1.81	—	(0.31)	(0.31)	15.50	13.03	137,410		(0.51)	1.15	1.15	37
07/01/13	06/30/14	11.60	(0.05)	2.59	2.54	—	(0.14)	(0.14)	14.00	21.99	132,846		(0.41)	1.17	1.17	30
07/01/12	06/30/13	10.00	(0.04)	1.65	1.61	—	(0.01)	(0.01)	11.60	16.07	124,256		(0.37)	1.26	1.26	30

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout Each		Value,	Investment	Unrealized		Net	Net		Value,	Total	End of		Investment		Gross	Portfolio
Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Return	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY SMALL-CAP GROWTH FUND:

Institutional Shares*
07/01/16	06/30/17	$31.19	(0.16)	5.25	5.09	—	(1.13)	(1.13)	$35.15	16.57%	$165,615		(0.49)%	0.98%	0.98%	22%
07/01/15	06/30/16	35.91	(0.14)	0.51	0.37	—	(5.09)	(5.09)	31.19	1.61	17,037		(0.45)	0.98	0.98	32
07/01/14	06/30/15	35.85	(0.18)	4.45	4.27	—	(4.21)	(4.21)	35.91	12.98	12,841		(0.51)	0.99	0.99	28
07/01/13	06/30/14	31.67	(0.22)	6.08	5.86	—	(1.68)	(1.68)	35.85	18.59	8,497		(0.63)	1.01	1.01	19
07/01/12	06/30/13	28.36	(0.07)	6.07	6.00	—	(2.69)	(2.69)	31.67	22.84	7,347		(0.24)	1.05	1.05	48

Investor Shares*
07/01/16	06/30/17	15.65	(0.11)	2.63	2.52	—	(0.56)	(0.56)	17.61	16.40	335,185		(0.64)	1.13	1.13	22
07/01/15	06/30/16	18.05	(0.10)	0.26	0.16	—	(2.56)	(2.56)	15.65	1.43	268,390		(0.60)	1.13	1.13	32
07/01/14	06/30/15	18.04	(0.11)	2.24	2.13	—	(2.12)	(2.12)	18.05	12.86	262,426		(0.66)	1.14	1.14	28
07/01/13	06/30/14	15.96	(0.14)	3.07	2.93	—	(0.85)	(0.85)	18.04	18.42	285,287		(0.78)	1.16	1.16	19
07/01/12	06/30/13	14.31	(0.05)	3.06	3.01	—	(1.36)	(1.36)	15.96	22.68	281,027		(0.36)	1.17	1.17	48

Advisor Shares*
07/01/16	06/30/17	15.02	(0.14)	2.51	2.37	—	(0.54)	(0.54)	16.85	16.04	32,852		(0.89)	1.38	1.38	22
07/01/15	06/30/16	17.35	(0.13)	0.26	0.13	—	(2.46)	(2.46)	15.02	1.27	9,704		(0.85)	1.38	1.38	32
07/01/14	06/30/15	17.39	(0.15)	2.15	2.00	—	(2.04)	(2.04)	17.35	12.54	6,348		(0.91)	1.39	1.39	28
07/01/13	06/30/14	15.43	(0.18)	2.96	2.78	—	(0.82)	(0.82)	17.39	18.07	7,300		(1.03)	1.41	1.41	19
07/01/12	06/30/13	13.86	(0.09)	2.97	2.88	—	(1.31)	(1.31)	15.43	22.45	5,493		(0.60)	1.41	1.41	48

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND:

Institutional Shares*
07/01/16	06/30/17	22.75	0.17	4.31	4.48	(0.09)	(0.03)	(0.12)	27.11	19.73	341,038		0.68	0.97	0.97	30
07/01/15	06/30/16	23.61	0.13	(0.44)	(0.31)	(0.10)	(0.45)	(0.55)	22.75	(1.17)	156,205		0.59	0.98	0.98	30
07/01/14	06/30/15	23.96	0.10	0.86	0.96	(0.14)	(1.17)	(1.31)	23.61	4.04	75,994		0.43	0.98	0.98	26
07/01/13	06/30/14	20.06	0.12	4.91	5.03	(0.19)	(0.94)	(1.13)	23.96	25.37	19,515		0.51	1.00	1.00	30
10/19/12^	06/30/13	16.77	0.06	3.30	3.36	(0.07)	—	(0.07)	20.06	20.13	1,061		1.14	1.05	1.05	34

Investor Shares*
07/01/16	06/30/17	22.73	0.13	4.31	4.44	(0.06)	(0.03)	(0.09)	27.08	19.54	834,317		0.53	1.12	1.12	30
07/01/15	06/30/16	23.59	0.10	(0.44)	(0.34)	(0.07)	(0.45)	(0.52)	22.73	(1.32)	774,547		0.44	1.13	1.13	30
07/01/14	06/30/15	23.94	0.07	0.86	0.93	(0.11)	(1.17)	(1.28)	23.59	3.90	748,003		0.28	1.13	1.13	26
07/01/13	06/30/14	20.06	0.08	4.90	4.98	(0.16)	(0.94)	(1.10)	23.94	25.13	567,799		0.36	1.15	1.15	30
07/01/12	06/30/13	15.65	0.18	4.29	4.47	(0.06)	—	(0.06)	20.06	28.64	371,018		1.01	1.18	1.18	34

Advisor Shares*
07/01/16	06/30/17	22.62	0.07	4.29	4.36	—	(0.03)	(0.03)	26.95	19.29	24,974		0.28	1.37	1.37	30
07/01/15	06/30/16	23.48	0.04	(0.44)	(0.40)	(0.01)	(0.45)	(0.46)	22.62	(1.58)	52,883		0.19	1.38	1.38	30
07/01/14	06/30/15	23.87	0.01	0.85	0.86	(0.08)	(1.17)	(1.25)	23.48	3.61	58,583		0.03	1.38	1.38	26
07/01/13	06/30/14	20.01	0.02	4.89	4.91	(0.11)	(0.94)	(1.05)	23.87	24.83	21,416		0.11	1.40	1.40	30
07/01/12	06/30/13	15.63	0.03	4.38	4.41	(0.03)	—	(0.03)	20.01	28.28	15,764		0.75	1.44	1.44	34

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY GLOBAL LEADERS FUND:

Investor Shares*
07/01/16	06/30/17	$ $ 9.65	0.04	1.83	1.87	(0.02)	—	(0.02)	$11.50	19.39%	$$39,354		0.39%	0.85%	1.16%	35%
07/01/15^	06/30/16	10.00	0.05	(0.40)	(0.35)	—	—	—	9.65	(3.50)	26,367		0.55	0.85	1.41	53

BROWN ADVISORY INTERMEDIATE INCOME FUND:

Investor Shares*
07/01/16	06/30/17	10.78	0.20	(0.16)	0.04	(0.22)	—	(0.22)	10.60	0.40	131,941		1.88	0.45	0.51	62
07/01/15	06/30/16	10.63	0.20	0.22	0.42	(0.21)	(0.06)	(0.27)	10.78	3.99	137,900		1.92	0.43	0.50	68
07/01/14	06/30/15	10.74	0.19	(0.08)	0.11	(0.22)	—	(0.22)	10.63	1.01	140,006		1.78	0.45	0.50	130
07/01/13	06/30/14	10.85	0.17	0.12	0.29	(0.18)	(0.22)	(0.40)	10.74	2.66	207,371		1.54	0.52	0.52	162
07/01/12	06/30/13	11.37	0.19	(0.26)	(0.07)	(0.25)	(0.20)	(0.45)	10.85	(0.72)	241,543		1.66	0.52	0.52	111

Advisor Shares*
07/01/16	06/30/17	10.56	0.17	(0.15)	0.02	(0.20)	—	(0.20)	10.38	0.16	4,098		1.63	0.70	0.76	62
07/01/15	06/30/16	10.42	0.17	0.21	0.38	(0.18)	(0.06)	(0.24)	10.56	3.71	8,972		1.67	0.68	0.75	68
07/01/14	06/30/15	10.53	0.16	(0.08)	0.08	(0.19)	—	(0.19)	10.42	0.78	9,608		1.53	0.70	0.75	130
07/01/13	06/30/14	10.65	0.14	0.11	0.25	(0.15)	(0.22)	(0.37)	10.53	2.36	12,613		1.29	0.77	0.77	162
07/01/12	06/30/13	11.16	0.16	(0.25)	(0.09)	(0.22)	(0.20)	(0.42)	10.65	(0.87)	16,149		1.43	0.75	0.75	111

BROWN ADVISORY TOTAL RETURN FUND:

Institutional Shares*
07/01/16	06/30/17	10.18	0.24	(0.16)	0.08	(0.25)	(0.01)	(0.26)	10.00	0.80	107,686		2.36	0.51	0.51	216
07/01/15	06/30/16	9.83	0.25	0.37	0.62	(0.27)	—	(0.27)	10.18	6.46	83,854		2.55	0.51	0.51	218
10/30/14^	06/30/15	10.00	0.13	(0.19)	(0.06)	(0.11)	—	(0.11)	9.83	(0.60)	73,735		1.89	0.54	0.54	235

Investor Shares*
07/01/16	06/30/17	10.18	0.23	(0.16)	0.07	(0.24)	(0.01)	(0.25)	10.00	0.75	2,668		2.31	0.56	0.56	216
07/01/15	06/30/16	9.83	0.25	0.37	0.62	(0.27)	—	(0.27)	10.18	6.40	1,957		2.50	0.56	0.56	218
10/30/14^	06/30/15	10.00	0.12	(0.18)	(0.06)	(0.11)	—	(0.11)	9.83	(0.63)	9,081		1.84	0.59	0.59	235

BROWN ADVISORY STRATEGIC BOND FUND:

Investor Shares*
07/01/16	06/30/17	9.47	0.23	0.14	0.37	(0.23)	—	(0.23)	9.61	3.92	114,651		2.39	0.70	0.72	259
07/01/15	06/30/16	9.83	0.30	(0.19)	0.11	(0.47)	—	(0.47)	9.47	1.18	39,211		3.21	0.70	0.73	288
10/31/14^	06/30/15	10.07	0.16	(0.35)	(0.19)	(0.05)	—	(0.05)	9.83	(1.85)	59,680		2.42	0.70	0.72	317

Advisor Shares*
07/01/16	06/30/17	9.47	0.20	0.14	0.34	(0.20)	—	(0.20)	9.61	3.65	248		2.14	0.95	0.97	259
07/01/15	06/30/16	9.82	0.28	(0.20)	0.08	(0.43)	—	(0.43)	9.47	0.84	865		2.96	0.95	0.98	288
07/01/14	06/30/15	10.04	0.19	(0.37)	(0.18)	(0.04)	—	(0.04)	9.82	(1.80)	1,692		1.91	1.21	1.22	317
07/01/13	06/30/14	9.68	(0.01)	0.42	0.41	(0.05)	—	(0.05)	10.04	4.22	24,399		(0.07)	1.33	1.33	1,010
07/01/12	06/30/13	9.68	(0.09)	0.29	0.20	(0.20)	—	(0.20)	9.68	2.09	25,570		(0.87)	1.40	1.40	992

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout Each		Value,	Investment	Unrealized		Net	Net		Value,	Total	End of		Investment		Gross	Portfolio
Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Return	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY MARYLAND BOND FUND:

Investor Shares*
07/01/16	06/30/17	$10.92	0.23	(0.26)	(0.03)	(0.23)	(0.04)	(0.27)	$$10.62	(0.27)%	$181,518		2.14%	0.49%	0.49%	53%
07/01/15	06/30/16	10.65	0.23	0.32	0.55	(0.23)	(0.05)	(0.28)	10.92	5.24	183,705		2.12	0.48	0.48	80
07/01/14	06/30/15	10.82	0.18	(0.12)	0.06	(0.18)	(0.05)	(0.23)	10.65	0.58	199,469		1.66	0.49	0.49	61
07/01/13	06/30/14	10.81	0.21	0.10	0.31	(0.21)	(0.09)	(0.30)	10.82	2.94	205,717		1.99	0.52	0.52	56
07/01/12	06/30/13	11.06	0.21	(0.23)	(0.02)	(0.21)	(0.02)	(0.23)	10.81	(0.25)	252,166		1.86	0.52	0.52	30

BROWN ADVISORY TAX EXEMPT BOND FUND:

Investor Shares*
07/01/16	06/30/17	10.26	0.29	(0.32)	(0.03)	(0.29)	—	(0.29)	9.94	(0.29)	257,602		2.88	0.49	0.49	55
07/01/15	06/30/16	9.93	0.25	0.33	0.58	(0.25)	—	(0.25)	10.26	5.94	233,675		2.51	0.49	0.49	119
07/01/14	06/30/15	10.03	0.18	(0.10)	0.08	(0.18)	—	(0.18)	9.93	0.78	224,154		1.78	0.50	0.50	109
07/01/13	06/30/14	9.84	0.19	0.19	0.38	(0.19)	— (e)	(0.19)	10.03	3.94	205,177		1.96	0.52	0.52	157
07/01/12	06/30/13	10.00	0.13	(0.12)	0.01	(0.13)	(0.04)	(0.17)	9.84	0.03	161,891		1.35	0.55	0.55	87

BROWN ADVISORY MORTGAGE SECURITIES FUND:

Institutional Shares*
07/01/16	06/30/17	10.20	0.15	(0.21)	(0.06)	(0.20)	(0.07)	(0.27)	9.87	(0.52)	342,705		1.53	0.46	0.46	414
07/01/15	06/30/16	10.06	0.22	0.21	0.43	(0.25)	(0.04)	(0.29)	10.20	4.32	377,908		2.12	0.45	0.45	244
07/01/14	06/30/15	10.16	0.27	0.01	0.28	(0.30)	(0.08)	(0.38)	10.06	2.74	206,299		2.68	0.47	0.47	147
05/13/14^	06/30/14	10.15	0.03	0.02	0.05	(0.04)	—	(0.04)	10.16	0.49	131,415		1.98	0.52	0.52	88

Investor Shares*
07/01/16	06/30/17	10.21	0.15	(0.22)	(0.07)	(0.20)	(0.07)	(0.27)	9.87	(0.68)	738		1.48	0.51	0.51	414
07/01/15	06/30/16	10.06	0.21	0.22	0.43	(0.24)	(0.04)	(0.28)	10.21	4.33	1,793		2.07	0.50	0.50	244
07/01/14	06/30/15	10.16	0.27	—	0.27	(0.29)	(0.08)	(0.37)	10.06	2.68	28,649		2.63	0.52	0.52	147
12/26/13^	06/30/14	10.00	0.10	0.16	0.26	(0.10)	—	(0.10)	10.16	2.62	67,776		1.93	0.57	0.57	88

BROWN ADVISORY – WMC STRATEGIC EUROPEAN EQUITY FUND:

Institutional Shares*
07/01/16	06/30/17	9.90	0.12	2.16	2.28	(0.13)	—	(0.13)	12.05	23.32	1,176,492		1.10	1.09	1.09	27
07/01/15	06/30/16	10.20	0.13	(0.40)	(0.27)	(0.03)	—	(0.03)	9.90	(2.68)	1,059,870		1.30	1.11	1.11	31
07/01/14	06/30/15	10.46	0.14	(0.29)	(0.15)	(0.11)	—	(0.11)	10.20	(1.42)	240,182		1.35	1.13	1.13	48
10/21/13^	06/30/14	10.00	0.14	0.32	0.46	—	—	—	10.46	4.60	202,616		2.01	1.23	1.23	25

Investor Shares*
07/01/16	06/30/17	9.90	0.10	2.17	2.27	(0.12)	—	(0.12)	12.05	23.18	7,367		0.95	1.24	1.24	27
07/01/15	06/30/16	10.19	0.12	(0.41)	(0.29)	—	—	—	9.90	(2.85)	13,031		1.15	1.26	1.26	31
07/01/14	06/30/15	10.45	0.12	(0.29)	(0.17)	(0.09)	—	(0.09)	10.19	(1.56)	25,840		1.20	1.28	1.28	48
10/21/13^	06/30/14	10.00	0.13	0.32	0.45	—	—	—	10.45	4.50	18,011		1.86	1.38	1.38	25

Advisor Shares*
07/01/16	06/30/17	9.85	0.08	2.15	2.23	(0.10)	—	(0.10)	11.98	22.91	10,740		0.70	1.49	1.49	27
07/01/15	06/30/16	10.17	0.09	(0.41)	(0.32)	—	—	—	9.85	(3.15)	745		0.90	1.51	1.51	31
07/01/14	06/30/15	10.44	0.10	(0.29)	(0.19)	(0.08)	—	(0.08)	10.17	(1.78)	1,076		0.95	1.53	1.53	48
10/21/13^	06/30/14	10.00	0.11	0.33	0.44	—	—	—	10.44	4.40	240		1.61	1.63	1.63	25

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout Each		Value,	Investment	Unrealized		Net	Net		Value,	Total	End of		Investment		Gross	Portfolio
Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Return	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY – WMC JAPAN ALPHA OPPORTUNITIES FUND:

Institutional Shares*
07/01/16	06/30/17	$ 8.83	0.08	1.98	2.06	—	—	—	$10.89	23.33%	$ 985,654		0.80%	1.15%	1.15%	100%
07/01/15	06/30/16	12.83	0.06	(2.91)	(2.85)	(0.95)	(0.20)	(1.15)	8.83	(24.02)	1,828,840		0.53	1.14	1.14	105
07/01/14	06/30/15	10.50	0.05	2.86	2.91	(0.51)	(0.07)	(0.58)	12.83	28.62	1,582,214		0.41	1.15	1.15	70
03/04/14^	06/30/14	10.00	0.05	0.45	0.50	—	—	—	10.50	5.00	1,080,717		1.59	1.21	1.21	26

Investor Shares*
07/01/16	06/30/17	8.81	0.07	1.97	2.04	—	—	—	10.85	23.16	2,814		0.65	1.30	1.30	100
07/01/15	06/30/16	12.82	0.04	(2.91)	(2.87)	(0.94)	(0.20)	(1.14)	8.81	(24.20)	1,595		0.38	1.29	1.29	105
07/01/14	06/30/15	10.49	0.03	2.87	2.90	(0.50)	(0.07)	(0.57)	12.82	28.57	25,628		0.26	1.30	1.30	70
03/04/14^	06/30/14	10.00	0.05	0.44	0.49	—	—	—	10.49	4.90	4,522		1.44	1.36	1.36	26

Advisor Shares*
07/01/16	06/30/17	8.78	0.04	1.97	2.01	—	—	—	10.79	22.89	388		0.40	1.55	1.55	100
07/01/15	06/30/16	12.79	0.01	(2.90)	(2.89)	(0.92)	(0.20)	(1.12)	8.78	(24.39)	687		0.13	1.54	1.54	105
07/01/14	06/30/15	10.48	—	2.87	2.87	(0.49)	(0.07)	(0.56)	12.79	28.22	1,670		0.01	1.55	1.55	70
03/04/14^	06/30/14	10.00	0.04	0.44	0.48	—	—	—	10.48	4.80	59		1.19	1.61	1.61	26

BROWN ADVISORY – SOMERSET EMERGING MARKETS FUND:

Institutional Shares*
07/01/16	06/30/17	8.73	0.12	1.43	1.55	(0.11)	—	(0.11)	10.17	18.04	407,616		1.31	1.17	1.17	23
07/01/15	06/30/16	9.74	0.13	(1.05)	(0.92)	(0.09)	—	(0.09)	8.73	(9.40)	319,993		1.56	1.17	1.17	19
07/01/14	06/30/15	10.22	0.13	(0.46)	(0.33)	(0.15)	—	(0.15)	9.74	(3.22)	268,530		1.31	1.22	1.22	22
07/01/13	06/30/14	9.52	0.20	0.61	0.81	(0.11)	—	(0.11)	10.22	8.62	193,676		2.08	1.25	1.25	19
12/12/12^	06/30/13	10.00	0.12	(0.60)	(0.48)	— (e)	—	— (e)	9.52	(4.77)	122,515		2.17	1.41	1.41	19

Investor Shares*
07/01/16	06/30/17	8.71	0.11	1.43	1.54	(0.10)	—	(0.10)	10.15	17.90	183,378		1.16	1.32	1.32	23
07/01/15	06/30/16	9.73	0.12	(1.06)	(0.94)	(0.08)	—	(0.08)	8.71	(9.60)	196,841		1.41	1.32	1.32	19
07/01/14	06/30/15	10.21	0.11	(0.45)	(0.34)	(0.14)	—	(0.14)	9.73	(3.33)	155,919		1.16	1.37	1.37	22
07/01/13	06/30/14	9.51	0.19	0.61	0.80	(0.10)	—	(0.10)	10.21	8.51	24,291		1.93	1.40	1.40	19
12/12/12^	06/30/13	10.00	0.11	(0.60)	(0.49)	— (e)	—	— (e)	9.51	(4.87)	11,695		2.02	1.56	1.56	19

Advisor Shares*
07/01/16	06/30/17	8.73	0.08	1.45	1.53	(0.07)	—	(0.07)	10.19	17.65	253		0.91	1.57	1.57	23
07/01/15	06/30/16	9.70	0.10	(1.05)	(0.95)	(0.02)	—	(0.02)	8.73	(9.82)	281		1.16	1.57	1.57	19
07/01/14	06/30/15	10.18	0.09	(0.46)	(0.37)	(0.11)	—	(0.11)	9.70	(3.60)	942		0.91	1.62	1.62	22
07/01/13	06/30/14	9.49	0.16	0.61	0.77	(0.08)	—	(0.08)	10.18	8.19	533		1.68	1.65	1.65	19
12/12/12^	06/30/13	10.00	0.10	(0.61)	(0.51)	— (e)	—	— (e)	9.49	(5.07)	990		1.77	1.81	1.81	19

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout Each		Value,	Investment	Unrealized		Net	Net		Value,	Total	End of		Investment		Gross	Portfolio
Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Return	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY – MACQUARIE ASIA NEW STARS FUND:

Institutional Shares*
07/01/16	06/30/17	$ 9.18	0.02	0.67	0.69	—	—	—	$ 9.87	7.52%	$239,812		0.25%	1.55%	1.55%	169%
07/01/15	06/30/16	11.70	—	(2.10)	(2.10)	—	(0.42)	(0.42)	9.18	(18.16)	212,344		(0.03)	1.51	1.51	126
11/21/14^	06/30/15	10.00	0.02	1.68	1.70	—	—	—	11.70	17.00	187,901		0.27	1.83	1.83	89

Investor Shares*
07/01/16	06/30/17	9.15	0.01	0.67	0.68	—	—	—	9.83	7.43	3,835		0.10	1.70	1.70	169
07/01/15	06/30/16	11.69	(0.02)	(2.10)	(2.12)	—	(0.42)	(0.42)	9.15	(18.35)	5,633		(0.18)	1.66	1.66	126
11/21/14^	06/30/15	10.00	0.01	1.68	1.69	—	—	—	11.69	16.90	18,992		0.12	1.98	1.98	89

*
Redemption fees of less than $0.005/share are not presented and are included in net realized & unrealized gains (losses) from investment operations. Prior to October 19, 2012, Investor Shares of the Brown Advisory Growth Equity Fund, Flexible Equity Fund, Equity Income Fund, Small-Cap Growth Fund, Small-Cap Fundamental Value Fund, Intermediate Income Fund and Maryland Bond Fund were known as Institutional Shares. Prior to October 19, 2012, Institutional Shares of the Brown Advisory Small-Cap Growth Fund were known as D Shares.

^	Commencement of operations.
(a)	Calculated based on average shares outstanding during the fiscal period.
(b)
Annualized for periods less than one year. Ratios include only income and expenses of the funds themselves, as presented in the Statements of Operations, and do not include any additional or pro rata amounts of income or expenses from the ownership of any other investment companies (as applicable).

(c)	Not annualized for periods less than one year. Portfolio turnover rates are calculated at the fund level (not by individual share class).
(d)	Reflects the expense ratio excluding any expense waivers or expense recoupments.
(e)	Less than $0.005/share.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Notes to Financial Statements
June 30, 2017

Note 1. Organization

The Brown Advisory Growth Equity Fund (“Growth Equity Fund”), Brown Advisory Flexible Equity Fund (“Flexible Equity Fund”), Brown Advisory Equity Income Fund (“Equity Income Fund”), Brown Advisory Sustainable Growth Fund (“Sustainable Growth Fund”), Brown Advisory Small-Cap Growth Fund (“Small-Cap Growth Fund”), Brown Advisory Small-Cap Fundamental Value Fund (“Small-Cap Fundamental Value Fund”), Brown Advisory Global Leaders Fund (“Global Leaders Fund”), Brown Advisory Intermediate Income Fund (“Intermediate Income Fund”), Brown Advisory Total Return Fund (“Total Return Fund”), Brown Advisory Strategic Bond Fund (“Strategic Bond Fund”), Brown Advisory Maryland Bond Fund (“Maryland Bond Fund”), Brown Advisory Tax Exempt Bond Fund (“Tax Exempt Bond Fund”), Brown Advisory Mortgage Securities Fund (“Mortgage Securities Fund”), Brown Advisory – WMC Strategic European Equity Fund (“WMC Strategic European Equity Fund”), Brown Advisory –WMC Japan Alpha Opportunities Fund (“WMC Japan Alpha Opportunities Fund”), Brown Advisory – Somerset Emerging Markets Fund (“Somerset Emerging Markets Fund”) and Brown Advisory – Macquarie Asia New Stars Fund (“Macquarie Asia New Stars Fund”) (individually a “Fund,” and collectively, the “Funds”) are each a series of shares of beneficial interest of Brown Advisory Funds (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-ended management investment company. Prior to October 19, 2012, the Funds, except for the Sustainable Growth Fund, Global Leaders Fund, Total Return Fund, Tax Exempt Bond Fund, Mortgage Securities Fund, WMC Strategic European Equity Fund, WMC Japan Alpha Opportunities Fund, Somerset Emerging Markets Fund, and Macquarie Asia New Stars Fund, were series of Professionally Managed Portfolios Trust. Prior to April 12, 2010, the Funds, except for the Equity Income Fund, Sustainable Growth Fund, Global Leaders Fund, Total Return Fund, Strategic Bond Fund, Tax Exempt Bond Fund, Mortgage Securities Fund, WMC Strategic European Equity Fund, WMC Japan Alpha Opportunities Fund, Somerset Emerging Markets Fund, and Macquarie Asia New Stars Fund, each of which had yet to commence operations, were part of the Forum Funds Trust.

The Funds commenced operations as follows:

	Institutional	Investor	Advisor
	Shares	Shares	Shares
Growth Equity Fund	10/19/2012	$ 6/28/1999*	5/18/2006**
Flexible Equity Fund	10/19/2012	11/30/2006*	1/24/2007**
Equity Income Fund	10/19/2012	12/29/2011*	12/29/2011
Sustainable Growth Fund	6/29/2012	6/29/2012	6/29/2012
Small-Cap Growth Fund	9/20/2002***	6/28/1999*	4/25/2006**
Small-Cap Fundamental Value Fund	10/19/2012	12/31/2008*	7/28/2011
Global Leaders Fund	—	7/1/2015	—
Intermediate Income Fund	—	11/2/1995*	5/13/1991**
Total Return Fund	10/30/2014	10/30/2014	—
Strategic Bond Fund	—	10/31/2014	9/30/2011
Maryland Bond Fund	—	12/21/2000*	—
Tax Exempt Bond Fund	—	6/29/2012	—
Mortgage Securities Fund	5/13/2014	12/26/2013	—
WMC Strategic European Equity Fund	10/21/2013	10/21/2013	10/21/2013
WMC Japan Alpha Opportunities Fund	3/4/2014	3/4/2014	3/4/2014
Somerset Emerging Markets Fund	12/12/2012	12/12/2012	12/12/2012
Macquarie Asia New Stars Fund^	11/21/2014	11/21/2014	—
_________________________

^	Known as the Brown Advisory Emerging Markets Small-Cap Fund prior to May 1, 2017.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.
**	Prior to July 1, 2011, Advisor Shares were known as A Shares.
***	Prior to October 19, 2012, Small-Cap Growth Fund Institutional Shares were known as D Shares.

Each share class has equal rights as to earnings and assets except that each class bears different shareholder servicing and distribution expenses. Each share class has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each share class on its relative net assets.

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Notes to Financial Statements
June 30, 2017

The investment objective of Growth Equity Fund and Small-Cap Growth Fund is to achieve capital appreciation by primarily investing in equity securities. The investment objective of Small-Cap Fundamental Value Fund is to achieve long-term capital appreciation. Flexible Equity Fund’s investment objective is to achieve long-term growth of capital. Maryland Bond Fund’s investment objective is to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk. Intermediate Income Fund’s investment objective is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. Equity Income Fund’s investment objective is to provide current dividend yield and dividend growth. Sustainable Growth Fund’s investment objective is to seek capital appreciation by investing at least 80% of its net assets in equity securities of environmentally sustainable domestic companies. The investment objective of the Strategic Bond Fund is to achieve capital appreciation and income with a low correlation to interest rate movements. Tax Exempt Bond Fund’s investment objective is to seek to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds. The investment objective of the Somerset Emerging Markets Fund is to seek to achieve total return by investing principally in equity securities issued by companies established or operating in emerging markets. The investment objective of the WMC Strategic European Equity Fund seeks to achieve total return by investing principally in equity securities issued by companies established or operating in Europe. The investment objective of the Mortgage Securities Fund seeks to maximize total return consistent with preservation of capital. The investment objective of the WMC Japan Alpha Opportunities Fund seeks to achieve total return by investing principally in equity securities of companies which are domiciled in or exercise the predominant part of their economic activity in Japan. Global Leaders Fund seeks to achieve capital appreciation by investing primarily in global equities. The investment objective of the Total Return Fund is to provide a competitive total return consistent with preservation of principal. The Macquarie Asia New Stars Fund’s investment objective is to achieve total return by investing principally in equity securities issued by small and medium capitalization companies which are domiciled in or exercise the predominant part of their economic activity in Asia (excluding Japan).

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation – The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Such domestic equity securities are typically categorized as Level 1 securities. Investments in other domestic investment companies (open-ended mutual funds) are valued at their reported Net Asset Value (“NAV”) and are typically categorized as Level 1 securities. Investments in Exchange Traded Funds (“ETFs”) and Closed-End Funds are valued at their last reported sale price and are typically categorized as Level 1 securities.

For foreign securities that are traded on foreign exchanges, the Funds have selected ICE Data Services (“ICE”) to provide pricing data for those such securities that are held by the Funds. The use of ICE’s pricing services with respect to these foreign exchange traded securities is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Funds that are traded on those foreign exchanges. The Funds utilize a confidence interval when determining whether or not

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Notes to Financial Statements
June 30, 2017

to utilize these prices provided by ICE. The confidence interval is a measure of the relationship that each foreign exchange traded security has to movements in various indices and the price of the foreign exchange traded security’s corresponding American Depositary Receipt, if one exists. ICE provides a confidence interval for each foreign exchange traded security for which it provides a price. If the confidence interval provided by ICE is equal to or greater than a predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at that price. If the confidence interval provided by ICE is less than the predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at the preceding closing price on its respective foreign exchange, or, if there were no transactions on the preceding day, at the mean between the bid and the asked prices. Such foreign securities are typically categorized as Level 2 securities. Foreign securities for which the local market closing prices are utilized are typically categorized as Level 1 securities.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Fixed income debt instruments, such as commercial paper, banker’s acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost when the amortized cost value is determined to approximate fair value established using market-based and issuer-specific factors. Such debt securities are typically categorized as Level 2.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (NBBO). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Such options are typically categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1 securities.

Forward foreign currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2 securities.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith under guidelines and procedures adopted by the Board of Trustees. These are generally considered Level 3 securities when significant unobservable inputs are utilized in the determination of the fair value. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the guidelines and procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2017, the Small-Cap Growth Fund was the only fund that held any fair valued securities. As of June 30, 2017, the Small-Cap Growth Fund held fair valued securities with a total market value of $2,546,652 or 0.5% of net assets.

The following is a summary of inputs used to value the Funds’ investments as of June 30, 2017:

	Level 1	Level 2	Level 3
Growth Equity Fund
Common Stocks	$1,643,121,891	$—	$—
REIT^	56,642,082	—	—
Short-Term Investments	66,595,850	—	—
Total Investments	$1,766,359,823	$—	$—

Flexible Equity Fund
Common Stocks	$385,164,137	$—	$—
REIT^	7,419,230	—	—
Closed-End Funds	9,943,145	—	—
Warrants	444,000	—	—
Short-Term Investments	14,556,267	—	—
Total Investments	$417,526,779	$—	$—

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Notes to Financial Statements
June 30, 2017

	Level 1	Level 2	Level 3
Equity Income Fund
Common Stocks	$100,450,357	$—	$—
Preferred Stocks	2,214,042	—	—
REIT^	7,442,017	—	—
Short-Term Investments	3,875,764	—	—
Total Investments	$113,982,180	$—	$—

Sustainable Growth Fund
Common Stocks	$392,294,382	$—	$—
REIT^	18,580,771	—	—
Short-Term Investments	18,710,074	—	—
Total Investments	$429,585,227	$—	$—

Small-Cap Growth Fund
Common Stocks	$489,643,399	$—	$—
Private Placements	—	—	2,415,460
Contingent Value Rights	—	—	131,192
Short-Term Investments	40,862,590	—	—
Total Investments	$530,505,989	$—	$2,546,652

Small-Cap Fundamental Value Fund
Common Stocks	$1,003,891,900	$—	$—
REIT^	143,252,541	—	—
Short-Term Investments	55,425,717	—	—
Total Investments	$1,202,570,158	$—	$—

Global Leaders Fund
Common Stocks:
China	$—	$1,271,459	$—
France	—	1,373,947	—
Germany	—	1,353,921	—
India	1,195,286	—	—
Indonesia	—	873,804	—
Japan	—	610,437	—
Sweden	—	1,097,396	—
Switzerland	—	1,359,192	—
Taiwan	1,358,161	—	—
United Kingdom	—	2,322,716	—
United States	25,680,322	—	—
Short-Term Investments	694,025	—	—
Total Investments	$28,927,794	$10,262,872	$—

Intermediate Income Fund
Corporate Bonds & Notes	$—	$39,176,787	$—
Mortgage Backed Securities	—	21,551,952	—
Asset Backed Securities	—	13,400,077	—
Municipal Bonds	—	10,320,006	—
U.S. Treasury Notes	—	16,839,713	—
Affiliated Mutual Funds	29,562,515	—	—
Short-Term Investments	3,321,580	—	—
Total Investments	$32,884,095	$101,288,535	$—

Total Return Fund
Corporate Bonds & Notes	$—	$37,611,633	$—
Mortgage Backed Securities	—	37,577,273	—
Asset Backed Securities	—	29,707,108	—
Municipal Bonds	—	2,540,951	—
U.S. Treasury Notes	—	6,712,540	—
Short-Term Investments	6,923,309	549,047	—
Total Investments	$6,923,309	$114,698,552	$—
Futures Contracts – Long*	$128,128	$—	$—
Futures Contracts – Short*	$5,482	$—	$—

Strategic Bond Fund
Asset Backed Securities	$—	$57,387,646	$—
Mortgage Backed Securities	—	34,011,705	—
Corporate Bonds & Notes	—	25,446,025	—
Municipal Bonds	—	3,418,076	—
Preferred Stocks	62,448	—	—
Closed-End Funds	969,307	—	—
Exchange Traded Funds	4,531,579	—	—
Short-Term Investments	2,814,897	—	—
Total Investments	$8,378,231	$120,263,452	$—
Futures Contracts – Short*	$26,072	$—	$—

Maryland Bond Fund
Municipal Bonds	$—	$176,368,297	$—
Short-Term Investments	3,035,035	—	—
Total Investments	$3,035,035	$176,368,297	$—

Tax Exempt Bond Fund
Municipal Bonds	$—	$250,984,017	$—
Short-Term Investments	3,945,333	—	—
Total Investments	$3,945,333	$250,984,017	$—

Mortgage Securities Fund
Mortgage Backed Securities	$—	$375,609,784	$—
Asset Backed Securities	—	64,454,618	—
Municipal Bonds	—	4,255,661	—
Preferred Stocks	390,300	—	—
Short-Term Investments	22,284,523	299,480	—
Total Investments	$22,674,823	$444,619,543	$—
Futures Contracts – Long*	$(78,219)	$—	$—

WMC Strategic European Equity Fund
Common Stocks:
Austria	$—	$6,154,300	$—
Belgium	—	29,377,256	—
Denmark	2,761,836	48,133,027	—
Finland	—	60,691,596	—
France	—	158,992,460	—
Germany	—	100,488,972	—
Italy	—	18,728,814	—
Netherlands	—	84,423,056	—
Spain	—	10,770,681	—
Sweden	8,897,722	109,507,032	—
Switzerland	10,997,835	190,646,073	—
United Kingdom	34,700,449	298,425,707	—
Preferred Stocks	—	5,163,895	—
Short-Term Investments	10,565,414	—	—
Total Investments	$67,923,256	$1,121,502,869	$—

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Notes to Financial Statements
June 30, 2017

	Level 1	Level 2	Level 3
WMC Japan Alpha Opportunities Fund
Common Stocks	$338,499	$913,945,466	$—
REIT^	—	1,211,095	—
Short-Term Investments	75,338,358	—	—
Total Investments	$75,676,857	$915,156,561	$—
Futures Contracts – Long*	$237,156	$—	$—

Somerset Emerging Markets Fund
Common Stocks:
Brazil	$29,542,398	$—	$—
Chile	27,683,854	—	—
China	—	19,555,967	—
Hungary	—	49,217,144	—
India	—	56,273,699	—
Indonesia	—	18,607,064	—
Nigeria	—	4,740,045	—
Philippines	—	17,565,038	—
Poland	6,527,363	19,247,168	—
Portugal	—	7,879,793	—
South Africa	—	28,993,757	—
South Korea	—	125,474,569	—
Taiwan	4,746,297	55,226,407	—
Turkey	1,137,820	30,366,019	—
United Arab Emirates	12,533,341	5,110,383	—
United Kingdom	14,840,041	38,217,293	—
Warrants	5,781	—	—
Short-Term Investments	16,806,386	—	—
Total Investments	$113,823,281	$476,474,346	$—

Macquarie Asia New Stars Fund
Common Stocks:
China	$19,116,572	$58,939,565	$—
India	—	37,871,450	—
Indonesia	—	5,643,419	—
Malaysia	—	5,238,091	—
Philippines	—	8,691,406	—
Singapore	—	13,765,831	—
South Korea	625,775	39,383,014	—
Taiwan	—	33,367,375	—
Thailand	—	5,918,551	—
REIT^	—	3,491,510	—
Short-Term Investments	13,984,799	—	—
Total Investments	$33,727,146	$212,310,212	$—

^	Real Estate Investment Trusts
*	Amounts presented for Futures Contracts represent total unrealized appreciation (depreciation) as of June 30, 2017.

The Funds recognize transfers between levels as of the end of the fiscal year. There were no transfers into or out of Level 1 or Level 2 securities as of June 30, 2017.

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value.

Small-Cap Growth Fund	Contingent Value Rights	Private Placements
Balance as of June 30, 2016	$131,192	$2,559,816
Acquisitions/Purchases	—	47,000
Returns of Capital	—	(511,899)
Realized Gains	—	7,306
Change in Unrealized Appreciation	—	313,237
Balance as of June 30, 2017	$131,192	$2,415,460

The Contingent Value Rights (“CVR”) were acquired as a result of Dyax Corp. (which was a portfolio holding of the Fund) being acquired by Shire PLC. In exchange for the Fund’s shares in Dyax Corp., the Fund received cash considerations from Shire PLC as well as the CVR. The CVR are valued at the difference between the cash price at which Dyax Corp. was acquired by Shire PLC and the closing price of Dyax Corp. on its last day of trading prior to the acquisition.

The inputs utilized in valuing the Private Placements consist of annual audited financial statements and quarterly capital statements which are provided by the issuer. These valuations are adjusted periodically for certain events (additional contributions of capital or purchases made by the Fund, distributions to the Fund made by the issuer, etc) that may occur prior to receipt of the next quarterly capital statement or Annual Report.

B. Securities Transactions and Investment Income – Investment securities transactions are accounted for on the trade date. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income and capital gains on some foreign securities may be subject to foreign withholding or capital gains taxes. Identified cost of investments sold is used to

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Notes to Financial Statements
June 30, 2017

determine the gain and loss for both financial statement and Federal income tax purposes. Distributions deemed to be a return of capital are recorded as a reduction of the cost of the related investments.

C. Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. Dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains and losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of the assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

Some of the Funds may invest in forward foreign currency contracts. These amounts are presented separately from realized and unrealized gains and losses from investments in the financial statements.

D. Options – The Funds may invest in options. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchase by a Fund. A Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non- income producing securities.

None of the Funds purchased, sold or wrote any options during the year ended June 30, 2017.

E. Distributions to Shareholders – For the Maryland Bond Fund and Tax Exempt Bond Fund distributions of net investment income, if any, are declared daily and paid monthly. Distributions to shareholders of net investment income, if any, are declared and paid monthly for the Intermediate Income Fund, Total Return Fund, Strategic Bond Fund and Mortgage Securities Fund and quarterly for the Equity Income Fund. The remaining Funds declare and pay net investment income, if any, at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date.

F. Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G. Federal Taxes – Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

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Notes to Financial Statements
June 30, 2017

The Funds have analyzed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years (2014-2016) as of June 30, 2017 or are expected to be taken in the Funds’ 2017 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware State; however the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next year.

H. Redemption Fees – A shareholder who redeems or exchanges shares of the Funds within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain exceptions. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

I. Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

J. New Accounting Pronouncements – In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact of applying this provision.

K. Subsequent Events – In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition through the date the financial statements were issued. No material events or transactions occurred subsequent to June 30, 2017 that would require recognition or disclosure in these financial statements.

Note 3. Commitments and Other Affiliated Party Transactions

Investment Adviser – Brown Advisory LLC serves as Investment Adviser (“the Adviser”) to the Funds. Pursuant to investment advisory agreements, the Adviser receives an advisory fee, accrued daily and payable monthly, from each Fund at an annual rate of the Fund’s average daily net assets as follows:

	Annual Advisory Fee		Annual Advisory Fee
Growth Equity Fund	0.60%	Strategic Bond Fund	0.40%
Flexible Equity Fund	0.60%	Maryland Bond Fund	0.30%
Equity Income Fund	0.60%	Tax Exempt Bond Fund	0.30%
Sustainable Growth Fund	0.60%	Mortgage Securities Fund	0.30%
Small-Cap Growth Fund	0.85%	WMC Strategic European Equity Fund**	0.90%
Small-Cap Fundamental Value Fund	0.85%	WMC Japan Alpha Opportunities Fund**	1.00%
Global Leaders Fund*	0.65%	Somerset Emerging Markets Fund***	0.90%
Intermediate Income Fund	0.30%	Macquarie Asia New Stars Fund****	1.25%
Total Return Fund	0.30%

*
Subject to the general oversight of the Adviser and Board of Trustees for the year ended June 30, 2017, Brown Advisory Limited (“BAL”) served as sub- adviser to the Global Leaders Fund and made investment decisions on its behalf. BAL is compensated for its services by the Adviser.

**
Subject to the general oversight of the Adviser and Board of Trustees for the year ended June 30, 2017, Wellington Management Company LLP (“Wellington”) served as sub-adviser to the WMC Strategic European Equity Fund and the WMC Japan Alpha Opportunities Fund and made investment decisions on their behalf. Wellington is compensated for its services by the Adviser.

***
Subject to the general oversight of the Adviser and Board of Trustees for the year ended June 30, 2017, Somerset Capital Management, LLP (“Somerset”) served as sub-adviser to the Somerset Emerging Markets Fund and made investment decisions on its behalf. Somerset is compensated for its services by the Adviser.

****
Subject to the general oversight of the Adviser and Board of Trustees for the year ended June 30, 2017, Macquarie Funds Management Hong Kong Limited (“MFMHKL”) served as sub-adviser to the Macquarie Asia New Stars Fund and made investment decisions on its behalf. MFMHKL is compensated for its services by the Adviser.

The Adviser is also entitled to receive an annual business management fee of 0.05%, accrued daily and payable monthly, of the Funds’ average daily net assets in exchange for its management and oversight of the non-investment advisory services provided to the Funds and the Trust. The Funds’ advisory fees and business management fees are reported in the Statements of Operations.

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Notes to Financial Statements
June 30, 2017

Fee Waivers and Expense Reimbursements (Operating Expense Caps) – The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses to limit total annual operating expenses for each or the class’ average daily net assets for the Funds noted below:

	Institutional Shares	Investor Shares	Advisor Shares
Growth Equity Fund	1.00%	1.15%	1.35%
Flexible Equity Fund	1.00%	1.15%	1.35%
Equity Income Fund	1.00%	1.15%	1.35%
Sustainable Growth Fund	1.00%	1.15%	1.35%
Small-Cap Growth Fund	1.25%	1.40%	1.60%
Small-Cap Fundamental Value Fund	1.25%	1.40%	1.60%
Global Leaders Fund	0.70%	0.85%	1.10%
Intermediate Income Fund	0.55%	0.60%	0.80%
Total Return Fund	0.55%	0.60%	0.80%
Strategic Bond Fund	0.65%	0.70%	0.95%
Maryland Bond Fund	0.55%	0.60%	0.80%
Tax Exempt Bond Fund	0.55%	0.60%	0.80%
Mortgage Securities Fund	0.55%	0.60%	0.80%
WMC Strategic European Equity Fund	1.60%	1.75%	2.00%
WMC Japan Alpha Opportunities Fund	1.70%	1.85%	2.10%
Somerset Emerging Markets Fund	1.60%	1.75%	2.00%
Macquarie Asia New Stars Fund	1.95%	2.10%	2.35%

For the year ended June 30, 2017, the Adviser waived $99,017 in expenses for the Global Leaders Fund and $15,150 in expenses for the Strategic Bond Fund. The Adviser is permitted to seek reimbursement from the Funds for fees waived and/or Fund expenses it pays over the following three years after such payment. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. At June 30, 2017, the cumulative amounts of previously waived fees that the Adviser may recoup from the Funds are shown below:
	June 30,
	2018	2019	2020	Total
Global Leaders Fund	$—	$84,282	$99,017	$183,299
Strategic Bond Fund	7,500	14,033	15,150	36,683

Distribution – Quasar Distributors, LLC (“the Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. The Distributor is an affiliate of the Administrator.

Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (“Distribution Plan”), each Fund pays the Distributor or any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities an aggregate fee equal to 0.25% of the average daily net assets of Advisor Shares for each Fund. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser, for any distribution or service activity. These distribution fees are reported in the Funds’ Statements of Operations.

The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.15% of the average daily net assets of each Fund’s Investor and Advisor Shares (except for the Maryland Bond Fund, Intermediate Income Fund, Tax Exempt Bond Fund, Mortgage Securities Fund, Total Return Fund and Strategic Bond Fund, which may pay a fee of up to 0.05%) for shareholder services provided to the Funds by financial institutions, including the Adviser. These service fees are reported in the Funds’ Statements of Operations.

Investments in Affiliates – Intermediate Income Fund
The Intermediate Income Fund and Mortgage Securities Fund are considered affiliates since Brown Advisory LLC is the Adviser to both of the Funds. In seeking to achieve its investment objective, the Intermediate Income Fund invests a portion of its assets into the Mortgage Securities Fund. As of June 30, 2017, the Intermediate Income Fund owned shares of the Mortgage Securities Fund with a total market value of $29,562,515, or 21.7% of the Intermediate Income Fund’s net assets.

The Intermediate Income Fund has entered into a Fee Waiver Agreement (“the Agreement”) with the Adviser. Per the Agreement, the Intermediate Income Fund will waive Advisory Fees in an amount equal to the Advisory Fees earned by the Mortgage

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Notes to Financial Statements
June 30, 2017

Securities Fund on the assets invested into it by the Intermediate Income Fund. For example, if the Intermediate Income Fund owned $10,000,000 worth of the Mortgage Securities Fund for an entire year, it would waive, on an annual basis, $30,000 in Advisory Fees ($10,000,000 multiplied by 0.30%, the annual Advisory Fee ratio for the Mortgage Securities Fund). For the year ended June 30, 2017, the Intermediate Income Fund waived $85,190 in Advisory Fees per the terms of the Agreement. This is a permanent waiver of fees and these waived fees may not be recouped by the Adviser at any time in the future.

See the table below for details of the Intermediate Income Fund’s investment in the Mortgage Securities Fund Institutional Shares for the year ended June 30, 2017:

Beginning			Unrealized	Net	Change In	Ending Market
Market Value		Proceeds	Appreciation	Realized	Unrealized	Value		Capital
[# of shares held]	Purchases at Cost	from Sales	(Depreciation)	Gains	Appreciation	[# of shares held]	Dividend	Gain
7/01/2016	[# of shares purchased]	[# of shares sold]	6/30/2017	(Losses)	(Depreciation)	6/30/2017	Income	Distributions
$30,526,684	$4,000,000	$4,130,000	$(675,926)	28,260	(862,429)	$29,562,515	$577,759	$179,865
[2,992,812]	[406,091]	[403,714]				[2,995,189]

Other Service Providers – U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”), and in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant and transfer agent. Certain officers of the Trust are employees of USBFS and the Funds’ custodian, U.S. Bank, N.A., is an affiliate of the Administrator. Fees paid to USBFS and U.S. Bank, N.A. for its services can be found in the Statements of Operations as “Administration, accounting and transfer agent fees” and “Custodian fees”, respectively. Additional amounts for miscellaneous expenses may be paid by the Funds to USBFS and included in “Miscellaneous expenses” in the Statements of Operations.

Rule 17a-7 Transactions – Each Fund is permitted to purchase and sell securities to certain affiliated parties under specified conditions outlined in procedures adopted by the Board of Trustees pursuant to Rule 17a-7 under the 1940 Act. Pursuant to these procedures, for the year ended June 30, 2017, the Tax Exempt Bond Fund, WMC Strategic European Equity Fund and WMC Japan Alpha Opportunities Fund engaged in securities purchases of $3,094,815, $342,591, and $251,915,respectively, and the Maryland Bond Fund and WMC Japan Alpha Opportunities Fund engaged in securities sales of $3,094,815 and $11,150,609, respectively. These transactions are included in the purchases and sales table in Note 4.

Note 4. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investments (including maturities), other than short-term investments, for the year ended June 30, 2017 were as follows:

Fund	Purchases	Sales	Fund	Purchases	Sales
Growth Equity	$739,808,691	$1,375,750,268	Strategic Bond	$272,601,095	$198,059,188
Flexible Equity	56,012,787	96,470,330	Maryland Bond	93,181,831	90,434,185
Equity Income	7,465,079	32,352,524	Tax Exempt Bond	159,922,914	131,958,391
Sustainable Growth	165,836,474	151,729,256	Mortgage Securities	1,950,957,393	1,965,762,439
Small-Cap Growth	241,088,067	84,698,074	WMC Strategic European Equity	290,356,868	380,740,931
Small-Cap Fundamental Value	338,497,718	322,434,638	WMC Japan Alpha Opportunities	1,429,102,272	2,609,682,590
Global Leaders	18,503,556	10,743,147	Somerset Emerging Markets	119,976,564	128,276,222
Intermediate Income	86,146,476	93,810,710	Macquarie Asia New Stars	356,440,051	336,318,406
Total Return	246,204,785	215,308,593

The Intermediate Income Fund purchased $20,967,802 and sold $30,423,892 in U.S. Government securities for the year ended June 30, 2017. The Total Return Fund purchased $2,468,602 and sold $3,273,352 in U.S. Government Securities for the year ended June 30, 2017. The Mortgage Securities Fund purchased $30,460,391 and sold $48,145,566 in U.S. Government securities for the year ended June 30, 2017. Purchases and sales of U.S. Government securities are included in the totals above and include U.S. Treasury Bonds and Notes.

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Notes to Financial Statements
June 30, 2017

Note 5. Federal Income Tax and Distribution Information

At June 30, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Growth	Flexible	Equity	Sustainable	Small-Cap	Small-Cap
	Equity	Equity	Income	Growth	Growth	Fundamental
	Fund	Fund	Fund	Fund	Fund	Value Fund
Cost of investments	$1,161,976,593	$292,435,618	$76,519,598	$302,155,740	$406,021,601	$926,083,997
Unrealized appreciation	640,322,375	135,718,008	39,015,924	130,139,654	149,644,373	297,340,703
Unrealized depreciation	(35,939,145)	(10,626,847)	(1,553,342)	(2,710,167)	(22,613,333)	(20,854,542)
Net unrealized app (dep)	604,383,230	125,091,161	37,462,582	127,429,487	127,031,040	276,486,161
Undistributed income	—	1,031,757	306,381	—	—	16,074,525
Undistributed capital gains	119,373,274	—	3,329,259	8,366,265	6,763,267	18,486,869
Total distributable earnings	119,373,274	1,031,757	3,635,640	8,366,265	6,763,267	34,561,394
Other accumulated losses	(848,321)	(172,112)	—	(468,926)	(2,109,980)	—
Total earnings (losses)	$722,908,183	$125,950,806	$41,098,222	$135,326,826	$131,684,327	$311,047,555

	Global	Intermediate	Total	Strategic	Maryland	Tax Exempt
	Leaders	Income	Return	Bond	Bond	Bond
	Fund	Fund	Fund	Fund	Fund	Fund
Cost of investments	$32,074,707	$134,641,063	$121,378,996	$128,096,908	$178,068,874	$255,274,195
Unrealized appreciation	7,337,822	876,020	1,013,686	1,031,593	2,772,802	2,655,988
Unrealized depreciation	(221,863)	(1,344,453)	(770,821)	(486,818)	(1,438,344)	(3,000,833)
Net unrealized app (dep)	7,115,959	(468,433)	242,865	544,775	1,334,458	(344,845)
Undistributed income	36,421	8,678	173,151	135,751	259,010^	518,207^
Undistributed capital gains	—	—	—	—	—	—
Total distributable earnings	36,421	8,678	173,151	135,751	259,010^	518,207^
Other accumulated losses	(1,550,891)	(219,927)	(663,993)	(3,255,998)	(666,782)	(2,801,772)
Total earnings (losses)	$5,601,489	$(679,682)	$(247,977)	$(2,575,472)	$926,686	$(2,628,410)

			WMC Japan
	Mortgage	WMC Strategic	Alpha	Somerset	Macquarie
	Securities	European	Opportunities	Emerging	Asia New
	Fund	Equity Fund	Fund	Markets Fund	Stars Fund
Cost of investments	$469,014,592	$993,679,562	$855,440,710	$502,586,929	$235,817,781
Unrealized appreciation	2,244,691	226,446,953	193,370,626	114,261,311	18,866,068
Unrealized depreciation	(3,964,917)	(30,700,390)	(57,977,918)	(26,550,613)	(8,646,491)
Net unrealized app (dep)	(1,720,226)	195,746,563	135,392,708	87,710,698	10,219,577
Undistributed income	538,812	11,692,431	—	4,336,702	884,945
Undistributed capital gains	—	—	89,958,859	—	—
Total distributable earnings	538,812	11,692,431	89,958,859	4,336,702	884,945
Other accumulated losses	(7,226,396)	(38,795,102)	210,471	(51,514,030)	(23,105,795)
Total earnings (losses)	$(8,407,810)	$168,643,892	$225,562,038	$40,533,370	$(12,001,273)

^ Represents tax exempt income.

The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, post-October losses, post-December ordinary losses and distributions payable.

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Notes to Financial Statements
June 30, 2017

At June 30, 2017, the following capital loss carryforwards and tax deferrals were available and outstanding, respectively:

	Capital Loss Carryforwards			Tax Deferrals
				Post-October	Post-December
Fund	Short-Term	Long-Term	Total	Capital Losses	Ordinary Losses
Growth Equity	$—	$—	$—	$—	$848,321
Flexible Equity	172,201	—	172,201	—	—
Equity Income	—	—	—	—	—
Sustainable Growth	—	—	—	—	468,926
Small-Cap Growth	—	—	—	1,805,041	304,939
Small-Cap Fundamental Value	—	—	—	—	—
Global Leaders	1,249,995	304,021	1,554,016	—	—
Intermediate Income	—	—	—	42,224	—
Total Return	—	495,071	495,071	—	—
Strategic Bond	2,497,205	555,068	3,052,273	—	—
Maryland Bond	—	—	—	407,832	—
Tax Exempt Bond	750,093	1,533,356	2,283,449	—	—
Mortgage Securities	—	—	—	6,706,529	—
WMC Strategic European Equity	32,605,428	6,259,973	38,865,401	—	—
WMC Japan Alpha Opportunities	—	—	—	—	—
Somerset Emerging Markets	19,463,996	32,053,873	51,517,869	—	—
Macquarie Asia New Stars	19,498,869	3,606,780	23,105,649	—	—

Distributions during the fiscal periods ended as noted were characterized for tax purposes as follows:

	Tax Exempt Income		Ordinary Income		Long-Term Capital Gain^
Fund	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Growth Equity	$—	$—	$—	$7,902,803	$147,424,619	$141,076,499
Flexible Equity	—	—	1,573,168	1,728,214	—	—
Equity Income	—	—	2,223,795	3,370,204	3,997,807	1,785,670
Sustainable Growth	—	—	—	2,679,763	2,507,623	11,297,130
Small-Cap Growth	—	—	2,227,897	763,358	11,963,700	39,659,100
Small-Cap Fundamental Value	—	—	3,609,251	2,796,635	686,156	17,190,395
Global Leaders	—	—	53,915	—	—	—
Intermediate Income	—	—	2,972,217	3,434,796	—	369,469
Total Return	—	—	2,424,000	2,222,152	101,725	—
Strategic Bond	—	—	1,658,199	2,476,783	—	—
Maryland Bond	3,777,617	4,031,803	262,963	3,271	381,305	906,772
Tax Exempt Bond	7,094,476	5,642,129	17,897	—	—	—
Mortgage Securities	—	—	10,242,951	7,907,002	—	1,257,738
WMC Strategic European Equity	—	—	12,612,291	2,992,321	—	—
WMC Japan Alpha Opportunities	—	—	—	227,528,772	—	3,902,671
Somerset Emerging Markets	—	—	6,508,402	3,928,021	—	—
Macquarie Asia New Stars	—	—	—	8,503,241	—	—

^ Designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

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Notes to Financial Statements
June 30, 2017

In the Statements of Assets and Liabilities, as a result of net operating losses incurred, adjustments to holdings of Real Estate Investment Trusts, currency gains and losses, distribution reclassifications and income adjustments to asset-backed security transactions, certain amounts of income, realized gains, and paid-in capital have been reclassified for the year ended June 30, 2017. These reclassifications have no impact on the net assets of the Funds:

		Undistributed
		(Accumulated)	Accumulated
	Paid-in	Net Investment	Net Realized
Fund	Capital	Income (Loss)	Gain (Loss)
Growth Equity	$37,848,482	$7,600,295	$(45,448,777)
Flexible Equity	157,390	(500)	(156,890)
Equity Income	1,797,828	47	(1,797,875)
Sustainable Growth	(1,236,600)	1,273,275	(36,675)
Small-Cap Growth	1,651,167	1,602,019	(3,253,186)
Small-Cap Fundamental Value	2,397,801	44,315	(2,442,116)
Global Leaders	(282,988)	(86,670)	369,658
Intermediate Income	—	298,120	(298,120)
Total Return	—	128,733	(128,733)
Strategic Bond	—	64,569	(64,569)
Maryland Bond	26,174	(51)	(26,123)
Tax Exempt Bond	—	4	(4)
Mortgage Securities	151,950	1,972,546	(2,124,496)
WMC Strategic European Equity	—	(5,094)	5,094
WMC Japan Alpha Opportunities	(295,874,001)	329,672,387	(33,798,386)
Somerset Emerging Markets	—	(403,065)	403,065
Macquarie Asia New Stars	—	367,348	(367,348)

Note 6. Forward Foreign Currency Contracts

The WMC Japan Alpha Opportunities Fund held forward foreign currency contracts during the year ended June 30, 2017.

The majority of the WMC Japan Alpha Opportunities Fund’s assets are denominated in Japanese Yen. The WMC Japan Alpha Opportunities Fund may seek to offset or hedge its exposure to the Japanese Yen by entering into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at an agreed upon price. These contracts are traded over-the-counter and not on an organized exchange. The contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. The realized gains or losses are reported in the Statement of Operations as net realized gains or losses from forward foreign currency contracts. Unrealized appreciation on forward foreign currency contracts and unrealized depreciation on forward foreign currency contracts is reported in the Statement of Assets and Liabilities for those contracts that remain open as of year end (there are no forward foreign currency contracts open as of June 30, 2017). Risks may arise from the potential inability of a counterparty to meet the terms of the contract. There is generally no collateral exchanged by the Fund or counterparty to the contract in connection with these contracts. The Fund’s risk of loss from counterparty credit risk on these contracts is generally limited to the aggregate unrealized appreciation (depreciation) on open contracts on a counterparty by counterparty basis. The Fund attempts to mitigate counterparty credit risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

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Notes to Financial Statements
June 30, 2017

The effect of forward foreign currency contracts, not accounted for as hedging instruments, on the Statements of Operations for the year ended June 30, 2017 is as follows:

	Net Realized	Net Change In Unrealized
	Gain (Loss) –	Appreciation (Depreciation) –
	Forward Foreign	Forward Foreign
	Currency Contracts	Currency Contracts
WMC Japan Alpha Opportunities Fund	$(11,565,713)	$(10,962,063)

For the year ended June 30, 2017, the average net exposure, in U.S. Dollars, of forward foreign currency contracts held by the WMC Japan Alpha Opportunities Fund was $16,415,635. The WMC Japan Alpha Opportunities Fund is not invested in any forward foreign currency contracts as of June 30, 2017.

Note 7. Futures Contracts

The Total Return Fund, Strategic Bond Fund, Mortgage Securities Fund and WMC Japan Alpha Opportunities Fund invested in futures contracts during the year ended June 30, 2017. At the time a Fund purchases or enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the terms of the contract. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in the value of the contract. These daily fluctuations are known as variation margin and are recorded by the Fund as unrealized gains or losses on futures contracts. When these futures contracts are closed, realized gains or losses on futures contracts are recorded by the Fund. The realized gains or losses are reported in the Statement of Operations as net realized gains or losses from futures contracts. Depending upon the agreement with the broker, the Funds may or may not settle variation margin daily. The Funds attempt to mitigate counterparty credit risk by only entering into futures contracts with brokers that the Funds believe have the financial resources to honor their obligations and by monitoring the financial stability of these brokers. The use of long futures contracts by the Funds subjects them to a risk of loss in excess of the notional amounts shown on the Statements of Assets and Liabilities and up to the total notional amount of the futures contract as shown in the Schedule of Investments. The use of short futures contracts by the Funds subjects them to a risk of loss in excess of the notional amounts shown on the Statements of Assets and Liabilities and, hypothetically, up to an unlimited amount of loss that could exceed the notional amounts of the futures contracts as shown in the Schedules of Investments.

The effect of futures contracts, not accounted for as hedging instruments, on the Statements of Assets and Liabilities as of June 30, 2017 is as follows:

	Gross Unrealized	Gross Unrealized
	Appreciation –	Depreciation –
	Futures Contracts	Futures Contracts
Total Return Fund	$139,328	$ 5,718
Strategic Bond Fund	26,072	—
Mortgage Securities Fund	—	78,219
WMC Japan Alpha Opportunities Fund	237,156	—

The effect of futures contracts, not accounted for as hedging instruments, on the Statements of Operations for the year ended June 30, 2017 is as follows:

	Net Realized	Net Change in Unrealized
	Gain (Loss) –	Appreciation (Depreciation) –
	Futures Contracts	Futures Contracts
Total Return Fund	$ (568,625)	$(600,033)
Strategic Bond Fund	(50,681)	204,382
Mortgage Securities Fund	—	(78,219)
WMC Japan Alpha Opportunities Fund	9,432,515	237,156

During the year ended June 30, 2017, the average notional value of long futures contracts held by the Total Return Fund, Mortgage Securities Fund and WMC Japan Alpha Opportunities Fund were $16,345,857, $1,049,718 and $49,352,692, respectively. The Total Return Fund and Mortgage Securities Fund were invested in long U.S. Treasury futures contracts, which gave the funds exposure to interest rate risk. The WMC Japan Alpha Opportunities Fund was invested in long stock index futures contracts, denominated in Japanese Yen, which gave the Fund exposure to foreign currency risk and Japanese equity risk.

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Notes to Financial Statements
June 30, 2017

During the year ended June 30, 2017, the average notional value of the short futures contracts held by the Total Return Fund and the Strategic Bond Fund were $20,635 and $10,170,317, respectively. The Total Return Fund and the Strategic Bond Fund were invested in short U.S. Treasury futures contracts, which served to hedge or reduce the funds exposure to interest rate risk.

Offsetting Assets & Liabilities – Futures Contracts

To facilitate the Funds investment in futures contracts, the Funds have entered into agreements with counterparties that dictate the terms under which the Funds and the counterparty will enter into such agreements. Under these agreements, both the Funds and the counterparty may be allowed to combine amounts owed to or receivable from the other and settle all outstanding obligations on a “net basis.” In order to facilitate comparability amongst different funds, the table below shows what the Funds’ Statement of Assets and Liabilities accounts related to futures contracts would look like if they choose to offset, or present on a net basis, assets and liabilities related to futures contracts.

Assets:
		Gross Amounts	Net Amounts	Gross Amounts Not Offset
	Gross	Offset in the	Presented in	in the Statement of
	Amounts of	Statement	the Statement	Assets & Liabilities
	Recognized	of Assets	of Assets	Financial	Collateral
Unrealized Appreciation on Futures Contracts	Assets	& Liabilities	& Liabilities	Instruments	Received	Net Amount
Total Return Fund	$139,328	$(5,718)	$133,610	$—	$—	$133,610
Strategic Bond Fund	26,072	—	26,072	—	—	26,072
Mortgage Securities Fund	—	—	—	—	—	—
WMC Japan Alpha Opportunities Fund	237,156	—	237,156	—	—	237,156

Liabilities:
		Gross Amounts	Net Amounts	Gross Amounts Not Offset
	Gross	Offset in the	Presented in	in the Statement of
	Amounts of	Statement	the Statement	Assets & Liabilities
	Recognized	of Assets	of Assets	Financial	Collateral
Unrealized Depreciation on Futures Contracts	Liabilities	& Liabilities	& Liabilities	Instruments	Pledged	Net Amount
Total Return Fund	$5,718	$(5,718)	$—	$—	$—	$—
Strategic Bond Fund	—	—	—	—	—	—
Mortgage Securities Fund	78,219	—	78,219	78,219	—	—
WMC Japan Alpha Opportunities Fund	—	—	—	—	—	—

Note 8. Line of Credit

As of June 30, 2017, Brown Advisory Funds has an unsecured line of credit of up to $100,000,000 with U.S. Bank, N.A. The interest rate on the line of credit as of June 30, 2017 was 4.25% (prime rate). The following table shows the details of the Funds’ borrowing activity for the year ended June 30, 2017. Funds that are not listed did not utilize the line of credit during the period.

	Maximum
	Outstanding	Average Daily	Total Interest	Average
	Balance	Balance	Incurred	Interest Rate
Equity Income Fund	$ 1,810,000	$ 29,351	$ 1,042	3.50%
Sustainable Growth Fund	321,000	879	31	3.50%
WMC Strategic European Equity Fund	680,000	2,266	80	3.50%
WMC Japan Alpha Opportunities Fund	52,121,000	624,844	22,173	3.50%
Macquarie Asia New Stars Fund	2,448,000	31,795	1,200	3.72%

As of June 30, 2017, none of the Funds had any amounts outstanding under the line of credit.

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Notes to Financial Statements
June 30, 2017

Note 9. Merger of Funds

As of the close of business on December 2, 2016, pursuant to an Agreement and Plan of Reorganization approved by the Funds’ Board of Trustees, all of the assets, subject to the liabilities, of the Brown Advisory Value Equity Fund (“Value Equity Fund”) were transferred to the Flexible Equity Fund in exchange for shares of the Flexible Equity Fund of equal value. The purpose of the transaction was to combine two funds with similar investment strategies and investments into a single fund having a larger asset base that has the potential to produce economies of scale. The exchange ratio was 0.868 for Institutional Shares, 0.870 for Investor Shares and 0.875 for Advisor Shares. The net asset values of the Flexible Equity Fund Institutional, Investor, and Advisor Shares on the close of business December 2, 2016, both before and after the reorganization, were $16.57, $16.55 and $16.58, respectively. A total of 72,612 Institutional Shares, 2,509,981 Investor Shares and 59,882 Advisor Shares were issued to shareholders of the Value Equity Fund in the exchange. The Value Equity Fund’s net assets at the reorganization date of $43,734,447, including $10,536,322 of unrealized appreciation, were combined with those of the Flexible Equity Fund. Assuming the acquisition had been completed on July 1, 2016, the beginning of the annual reporting period of the Flexible Equity Fund, proforma results of operations for the year ended June 30, 2017 would include net investment income of $1,974,048 and net realized and change in unrealized gain of $79,609,640, resulting in an increase in net assets of $81,583,688. Prior to the reorganization, the Flexible Equity Fund net assets totaled $339,791,609. Immediately after the reorganization, the net assets of the Flexible Equity Fund totaled $383,526,056. The exchange was a tax-free event to the Value Equity Fund shareholders. For financial reporting purposes, assets received and shares issued by the Flexible Equity Fund were recorded at fair value; however, the cost basis of investments received from the Value Equity Fund was carried forward to align ongoing reporting of the Flexible Equity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Brown Advisory Funds

We have audited the accompanying statements of assets and liabilities of Brown Advisory Growth Equity Fund, Brown Advisory Flexible Equity Fund, Brown Advisory Equity Income Fund, Brown Advisory Sustainable Growth Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Global Leaders Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Total Return Fund, Brown Advisory Strategic Bond Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Tax Exempt Bond Fund, Brown Advisory Mortgage Securities Fund, Brown Advisory – WMC Strategic European Equity Fund, Brown Advisory – WMC Japan Alpha Opportunities Fund, Brown Advisory – Somerset Emerging Markets Fund, and Brown Advisory – Macquarie Asia New Stars Fund (formerly, Brown Advisory Emerging Markets Small-Cap Fund) (collectively the “Funds”), each a series of Brown Advisory Funds (the “Trust”), including the schedules of investments as of June 30, 2017, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brown Advisory Growth Equity Fund, Brown Advisory Flexible Equity Fund, Brown Advisory Equity Income Fund, Brown Advisory Sustainable Growth Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Global Leaders Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Total Return Fund, Brown Advisory Strategic Bond Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Tax Exempt Bond Fund, Brown Advisory Mortgage Securities Fund, Brown Advisory – WMC Strategic European Equity Fund, Brown Advisory – WMC Japan Alpha Opportunities Fund, Brown Advisory – Somerset Emerging Markets Fund, and Brown Advisory – Macquarie Asia New Stars Fund (formerly, Brown Advisory Emerging Markets Small-Cap Fund) as of June 30, 2017, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
August 29, 2017

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Expense Example For the Six Months Ended June 30, 2017 (Unaudited)

As a shareholder of a Fund you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the six month period and held for the entire period (January 1, 2017 – June 30, 2017).

Actual Expenses

The Actual Expenses columns in the following table provides information about actual account values based on actual returns and actual expenses. As a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 14 days after you purchase, with certain limited exceptions. Individual Retirement Accounts (“IRA”) that are held directly at the Funds will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRAs maintenance fees are charged to accounts held elsewhere, the fees charged may be more or may be less than $15.00. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical Expenses columns in the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical information in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending		Ending		Annualized
	Account Value	Account Value	Expenses Paid	Account Value	Expenses Paid	Net Expense
	January 1, 2017	June 30, 2017	During the Period*	June 30, 2017	During the Period*	Ratio*
Growth Equity Fund
Institutional Shares	$1,000.00	$1,154.50	$3.79	$1,021.27	$3.56	0.71%
Investor Shares	$1,000.00	$1,154.40	$4.59	$1,020.53	$4.31	0.86%
Advisor Shares	$1,000.00	$1,153.20	$5.93	$1,019.29	$5.56	1.11%
Flexible Equity Fund
Institutional Shares	$1,000.00	$1,103.00	$3.81	$1,021.17	$3.66	0.73%
Investor Shares	$1,000.00	$1,102.50	$4.59	$1,020.43	$4.41	0.88%
Advisor Shares	$1,000.00	$1,100.50	$5.89	$1,019.19	$5.66	1.13%
Equity Income Fund
Institutional Shares	$1,000.00	$1,093.10	$4.00	$1,020.98	$3.86	0.77%
Investor Shares	$1,000.00	$1,092.30	$4.77	$1,020.23	$4.61	0.92%
Advisor Shares	$1,000.00	$1,091.20	$6.07	$1,018.99	$5.86	1.17%

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Expense Example For the Six Months Ended June 30, 2017 (Unaudited)

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending		Ending		Annualized
	Account Value	Account Value	Expenses Paid	Account Value	Expenses Paid	Net Expense
	January 1, 2017	June 30, 2017	During the Period*	June 30, 2017	During the Period*	Ratio*
Sustainable Growth Fund
Institutional Shares	$1,000.00	$1,144.40	$3.88	$1,021.17	$3.66	0.73%
Investor Shares	$1,000.00	$1,143.70	$4.68	$1,020.43	$4.41	0.88%
Advisor Shares	$1,000.00	$1,142.30	$6.00	$1,019.19	$5.66	1.13%
Small-Cap Growth Fund
Institutional Shares	$1,000.00	$1,091.30	$5.08	$1,019.93	$4.91	0.98%
Investor Shares	$1,000.00	$1,090.40	$5.86	$1,019.19	$5.66	1.13%
Advisor Shares	$1,000.00	$1,088.50	$7.15	$1,017.95	$6.90	1.38%
Small-Cap Fundamental Value Fund
Institutional Shares	$1,000.00	$1,026.90	$4.87	$1,019.98	$4.86	0.97%
Investor Shares	$1,000.00	$1,026.10	$5.63	$1,019.24	$5.61	1.12%
Advisor Shares	$1,000.00	$1,024.70	$6.88	$1,018.00	$6.85	1.37%
Global Leaders Fund
Investor Shares	$1,000.00	$1,180.70	$4.60	$1,020.58	$4.26	0.85%
Intermediate Income Fund
Investor Shares	$1,000.00	$1,017.10	$2.25	$1,022.56	$2.26	0.45%
Advisor Shares	$1,000.00	$1,016.10	$3.50	$1,021.32	$3.51	0.70%
Total Return Fund
Institutional Shares	$1,000.00	$1,027.10	$2.56	$1,022.27	$2.56	0.51%
Investor Shares	$1,000.00	$1,026.90	$2.81	$1,022.02	$2.81	0.56%
Strategic Bond Fund
Investor Shares	$1,000.00	$1,020.00	$3.51	$1,021.32	$3.51	0.70%
Advisor Shares	$1,000.00	$1,018.60	$4.75	$1,020.08	$4.76	0.95%
Maryland Bond Fund
Investor Shares	$1,000.00	$1,029.00	$2.41	$1,022.41	$2.41	0.48%
Tax Exempt Bond Fund
Investor Shares	$1,000.00	$1,027.70	$2.46	$1,022.36	$2.46	0.49%
Mortgage Securities Fund
Institutional Shares	$1,000.00	$1,013.80	$2.40	$1,022.41	$2.41	0.48%
Investor Shares	$1,000.00	$1,013.50	$2.65	$1,022.17	$2.66	0.53%
WMC Strategic European Equity Fund
Institutional Shares	$1,000.00	$1,228.30	$6.08	$1,019.34	$5.51	1.10%
Investor Shares	$1,000.00	$1,227.10	$6.90	$1,018.60	$6.26	1.25%
Advisor Shares	$1,000.00	$1,226.20	$8.28	$1,017.36	$7.50	1.50%
WMC Japan Alpha Opportunities Fund
Institutional Shares	$1,000.00	$1,125.00	$6.06	$1,019.09	$5.76	1.15%
Investor Shares	$1,000.00	$1,124.40	$6.85	$1,018.35	$6.51	1.30%
Advisor Shares	$1,000.00	$1,122.80	$8.16	$1,017.11	$7.75	1.55%
Somerset Emerging Markets Fund
Institutional Shares	$1,000.00	$1,192.30	$6.41	$1,018.94	$5.91	1.18%
Investor Shares	$1,000.00	$1,191.30	$7.23	$1,018.20	$6.66	1.33%
Advisor Shares	$1,000.00	$1,190.40	$8.58	$1,016.96	$7.90	1.58%
Macquarie Asia New Stars Fund
Institutional Shares	$1,000.00	$1,203.70	$8.63	$1,016.96	$7.90	1.58%
Investor Shares	$1,000.00	$1,203.20	$9.45	$1,016.22	$8.65	1.73%

*
The calculations are based on expenses incurred during the most recent six-month period ended as of the date of this report. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month net expense ratio multiplied by the average account value during the period, multiplied by the number of days (181) in the most recent six-month period divided by the number of days in the Funds’ fiscal year (365).

www.brownadvisoryfunds.com

Trustees and Executive Officers

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds. The Board, in turn, elects the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and each of the Funds. The current Trustees and Officers of the Trust, their ages and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held during the past five years are set forth in the table below.

Additional information about the Trustees of the Trust can be found in the Statement of Additional Information, which is available, without charge, upon request, by calling Brown Advisory Funds toll free at 1-800-540-6807 or by accessing our website at www.brownadvisoryfunds.com.

				Number of	Other
		Term of		Portfolios in	Directorships
		Office and		Fund Complex	Held During
Name, Age	Position with	Length of	Principal Occupation(s)	Overseen by	the Past
and Address	the Trust	Time Served	During Past 5 Years	Trustees	5 Years(2)
Independent Trustees of the Trust(1)

Henry H. Hopkins	Trustee	Indefinite Term;	Retired; Formerly, Vice President and Chief	17	None.
Age: 74		Since May 2012	Legal Counsel, T. Rowe Price Associates, Inc.
c/o Brown Advisory LLC	Lead	Indefinite Term;	(investment management firm) (1998 to 2008).
901 South Bond Street	Independent	Since May 2015
Suite 400	Trustee
Baltimore, MD 21231
Kyle Prechtl Legg	Trustee	Indefinite Term;	Retired; Formerly President and Chief Executive	17	Director, SunTrust
Age: 65		Since May 2012	Officer, Legg Mason Capital Management, LLC		Banks, Inc. (bank
c/o Brown Advisory LLC			(investment management firm) (2006 to 2009).		holding company)
901 South Bond Street					(since 2011); Director,
Suite 400					OM Asset Management
Baltimore, MD 21231					plc (asset management
holding company)
(since 2014); Director,
Eastman Kodak Co.
(printing equipment
and supplies company)
(2010 to 2013).
Thomas F. O’Neil III	Trustee	Indefinite Term;	Global Compliance Officer, Cigna Corporation	17	None.
Age: 60		Since May 2012	(health services company) (since February 2017),
c/o Brown Advisory LLC			Formerly, President, The Saranac Group LLC
901 South Bond Street			(strategic consulting firm) (since 2010); Formerly,
Suite 400			Executive Vice Chairman (previously, Senior
Baltimore, MD 21231			Vice President, General Counsel and Secretary)
WellCare Health Plans, Inc.(managed healthcare
organization) (2008 to 2009); Formerly, Partner
and Joint Global Practice Group Leader, DLA
Piper US LLP (law firm) (2002 to 2008).
Neal F. Triplett, CFA	Trustee	Indefinite Term;	President, DUMAC, Inc. (university endowment	17	None.
Age: 46		Since May 2012	investment organization) (since 1999).
c/o Brown Advisory LLC
901 South Bond Street
Suite 400
Baltimore, MD 21231
Interested Trustees and Officers of the Trust

Michael D. Hankin(3)	Trustee	Indefinite Term	President and Chief Executive Officer, Brown	17	None.
Age: 59		Since May 2012	Advisory Incorporated and affiliates (investment
c/o Brown Advisory			management firm) (since 1993).
Incorporated
901 South Bond Street
Suite 400
Baltimore, MD 21231

www.brownadvisoryfunds.com

Trustees and Executive Officers

				Number of	Other
		Term of		Portfolios in	Directorships
		Office and		Fund Complex	Held During
Name, Age	Position with	Length of	Principal Occupation(s)	Overseen by	the Past
and Address	the Trust	Time Served	During Past 5 Years	Trustees	5 Years(2)
Interested Trustees and Officers of the Trust
Joseph R. Hardiman(3)	Chairman	Indefinite Term;	Business Consultant (financial services industry	17	Director of Franklin
Age: 80	and Trustee	Since May 2012	consulting) (since 1997); Formerly; Director of		Resources, Inc.
c/o Brown Advisory LLC			Brown Advisory Incorporated (investment		(investment
901 South Bond Street			management firm) (2001 to 2012).		management firm)
Suite 400					(2005 to 2013).
Baltimore, MD 21231
David M. Churchill	President/	Indefinite Term;	Chief Operating Officer and Chief Financial	Not	Not
Age: 52	Principal	Since May 2012	Officer, Brown Advisory Incorporated and	Applicable.	Applicable.
c/o Brown Advisory	Executive		affiliates (investment management firm)
Incorporated	Officer		(since 1993).
901 South Bond Street
Suite 400
Baltimore, MD 21231
Paul J. Chew	Senior Vice	Indefinite Term;	Head of Investments, Brown Advisory	Not	Not
Age: 51	President	Since May 2016	Incorporated and affiliates (investment	Applicable.	Applicable.
c/o Brown Advisory			management firm) (since 1995).
Incorporated
901 South Bond Street
Suite 400
Baltimore, MD 21231
Carey E. Taylor	Vice	Indefinite Term;	Product Manager, Brown Advisory	Not	Not
Age: 29	President	Since November	Incorporated and affiliates (investment	Applicable.	Applicable.
c/o Brown Advisory		2015	management firm) (since 2013); Formerly,
Incorporated			Senior Associate, Intermediary Risk
901 South Bond Street			Management, T. Rowe Price (investment
Suite 400			management firm) (2010 to 2013).
Baltimore, MD 21231
Jason T. Meix	Treasurer/	Indefinite Term;	Vice President, U.S. Bancorp Fund	Not	Not
Age: 38	Principal	Since May 2012	Services, LLC (fund administrative services firm)	Applicable.	Applicable.
c/o Brown Advisory LLC	Financial		(since 2008).
901 South Bond Street	Officer
Suite 400
Baltimore, MD 21231
Edward L. Paz	Secretary	Indefinite Term;	Vice President and Counsel, U.S. Bancorp Fund	Not	Not
Age: 46		Since May 2012	Services, LLC (fund administrative services firm)	Applicable.	Applicable.
c/o Brown Advisory LLC			(since 2007).
901 South Bond Street
Suite 400
Baltimore, MD 21231
Brett D. Rogers	Chief	Indefinite Term;	General Counsel and Chief Compliance	Not	Not
Age: 41	Compliance	Since May 2012	Officer, Brown Advisory Incorporated and	Applicable.	Applicable.
c/o Brown Advisory	Officer		affiliates (investment management firm)
Incorporated			(since 2009); Formerly, Director, Compliance
901 South Bond Street	Anti-Money	Indefinite Term:	and Risk, Deutsche Asset Management
Suite 400	Laundering	Since May 2012	(investment management firm) (2003 to 2009).
Baltimore, MD 21231	Officer

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”).
(2)
The directorships disclosed in this column include only the directorships of those companies that a Trustee serves on that are required to report to the SEC under applicable Federal securities laws including publicly traded corporations that are registered with the SEC under the 1934 Act and investment companies that are registered with the SEC under the 1940 Act, and it therefore excludes various other types of directorships that the Trustees of the Trust may currently hold in other types of organizations, including private companies and not-for-profit organizations, which are expressly excluded from the disclosure requirements for mutual fund board members.

(3)
Mr. Hankin is considered an “interested person” of the Trust, as defined in the 1940 Act, because of his current position with Brown Advisory Incorporated, the parent company of the Adviser, and Mr. Hardiman is considered an “interested person” of the Trust, as defined in the 1940 Act, because of his previous position with Brown Advisory Incorporated and his ownership interest in Brown Advisory Incorporated.

www.brownadvisoryfunds.com

Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at 800-540-6807 and by accessing the Funds’ website at www.brownadvisoryfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, by calling toll-free at 800-540-6807. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at 800-540-6807. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.brownadvisoryfunds.com within ten business days after calendar quarter end.

Householding (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at 1-800-540-6807 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Federal Tax Status of Dividends Declared during the Tax Year (Unaudited)

For Federal Income Tax purposes, distributions from short-term capital gains are classified as ordinary income. The percentage of ordinary income distributions designated as qualifying for the corporate dividend received deduction (“DRD”), the individual qualified dividend rate (“QDI”), the qualifying interest income exempt from U.S. tax for foreign shareholders (“QII”) and the qualifying short-term capital gain distributions exempt from U.S. tax for foreign shareholders (“QSTCG”) is presented below:

	Income Distributions
	Exempt from Federal Tax	QDI	DRD	QII	QSTCG
Growth Equity Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Flexible Equity Fund	0.00%	100.00%	100.00%	0.00%	0.00%
Equity Income Fund	0.00%	100.00%	98.62%	0.00%	5.52%
Sustainable Growth Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Small-Cap Growth Fund	0.00%	84.86%	78.08%	2.54%	100.00%
Small-Cap Fundamental Value Fund	0.00%	73.34%	72.60%	0.00%	20.70%
Global Leaders Fund	0.00%	100.00%	100.00%	1.41%	0.00%
Intermediate Income Fund	0.00%	0.00%	0.00%	89.32%	0.00%
Total Return Fund	0.00%	0.00%	0.00%	100.00%	0.00%
Strategic Bond Fund	0.00%	0.00%	0.00%	90.57%	0.00%
Maryland Bond Fund	93.49%	0.00%	0.00%	7.63%	6.10%
Tax Exempt Bond Fund	99.75%	0.00%	0.00%	100.00%	0.00%
Mortgage Securities Fund	0.00%	0.00%	0.00%	100.00%	25.14%
WMC Strategic European Equity Fund	0.00%	100.00%	0.00%	0.00%	0.00%
WMC Japan Alpha Opportunities Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Somerset Emerging Markets Fund	0.00%	100.00%	0.00%	0.00%	0.00%
Macquarie Asia New Stars Fund	0.00%	0.00%	0.00%	0.00%	0.00%

The Funds, as applicable, intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. Such credits for taxes paid to foreign countries will be included in shareholders' Form 1099-DIV.

www.brownadvisoryfunds.com

BROWN ADVISORY FUNDS

At Brown Advisory, we believe that you deserve frank and open communication on all aspects of our relationship. In this spirit, we provide this annual summary of our policies relating to confidentiality and privacy of client information, mutual funds, conflicts of interest, trading commissions, proxy voting and Form ADV annual notice.

CONFIDENTIALITY AND PRIVACY POLICY

Brown Advisory takes the confidentiality of your personal information and the privacy of your account very seriously. Our commitment to safeguard your personal information goes beyond our legal obligation to process your transactions accurately and securely. Whether we serve you online, in person, on the telephone or by mail, the principles that guide the way in which we conduct business are built upon the core values of trust and integrity.

We limit access to your personal information to only those employees with a business reason to know such information. We train and consistently remind all employees to respect client privacy and to recognize the importance of the confidentiality of such information. Those who violate our privacy policy are subject to disciplinary action. This commitment also applies to the sharing of information among Brown Advisory and its affiliates.

We maintain physical, electronic and procedural safeguards that comply with applicable laws and regulations to protect your personal information, including various measures to protect your personal information while it is stored electronically.

Federal law requires us to inform you that we have on record personal information about you and that we obtain such information from you directly (e.g., information you provide to us on account applications and other forms, such as your name, address, social security number, occupation, assets and income) and indirectly (e.g., information on our computer systems about your transactions with us, such as your account balance and account holdings). Any personal information you choose to provide is kept confidential and allows us to: (i) provide better and more complete investment and strategic advice; (ii) develop new services that meet additional needs you may have; and, (iii) comply with legal and regulatory requirements.

In addition, in the normal conduct of our business, it may become necessary for us to share information relating to our clients that we have on record, as described above, with companies not affiliated with us who are under contract to perform services on our behalf. For example, we have contracted with companies to assist us in complying with anti-terrorist and anti-money laundering statutory requirements (including the identification and reporting of activities that may involve terrorist acts or money laundering activities), companies that provide clearing services, and other vendors that provide services directly related to your account relationship with us. Our agreements with these companies require that they keep your information confidential and not use such information for any unrelated purpose.

We do not sell information about you to third parties, and we do not otherwise disclose information to third parties without your permission or unless required by law.

www.brownadvisoryfunds.com

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Brown Advisory LLC
901 South Bond Street, Suite 400
Baltimore, MD 21231
www.brownadvisory.com

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201
(800) 540-6807

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Dechert LLP
1900 K Street, NW
Washington, DC 20006

	Institutional Shares		Investor Shares		Advisor Shares
	Symbol	CUSIP	Symbol	CUSIP	Symbol	CUSIP
Growth Equity Fund	BAFGX	115233702	BIAGX	115233504	BAGAX	115233603
Flexible Equity Fund	BAFFX	115233843	BIAFX	115233868	BAFAX	115233850
Equity Income Fund	BAFDX	115233660	BIADX	115233686	BADAX	115233678
Sustainable Growth Fund	BAFWX	115233207	BIAWX	115233306	BAWAX	115233405
Small-Cap Growth Fund	BAFSX	115233819	BIASX	115233835	BASAX	115233827
Small-Cap Fundamental Value Fund	BAUUX	115233777	BIAUX	115233793	BAUAX	115233785
Global Leaders Fund	—	—	BIALX	115233462	—	—
Intermediate Income Fund	—	—	BIAIX	115233744	BAIAX	115233736
Total Return Fund	BAFTX	115233538	BIATX	115233520	—	—
Strategic Bond Fund	—	—	BIABX	115233470	BATBX	115233710
Maryland Bond Fund	—	—	BIAMX	115233751	—	—
Tax Exempt Bond Fund	—	—	BIAEX	115233108	—	—
Mortgage Securities Fund	BAFZX	115233546	BIAZX	115233587	—	—
WMC Strategic European Equity Fund	BAFHX	115233629	BIAHX	115233611	BAHAX	115233595
WMC Japan Alpha Opportunities Fund	BAFJX	115233579	BIAJX	115233561	BAJAX	115233553
Somerset Emerging Markets Fund	BAFQX	115233652	BIAQX	115233645	BAQAX	115233637
Macquarie Asia New Stars Fund	BAFNX	115233512	BIANX	115233496	—	—

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

BX-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has not designated an audit committee financial expert.  The Registrant has determined that it will retain the services of an independent third party to assist it if circumstances arise that require specific investment company auditing expertise.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Brown Advisory Growth Equity Fund

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$16,800	$16,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

Brown Advisory Flexible Equity Fund

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$16,800	$16,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

Brown Advisory Equity Income Fund

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$16,800	$16,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

Brown Advisory Sustainable Growth Fund

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$16,800	$16,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

  Brown Advisory Small-Cap Growth Fund

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$16,800	$16,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

Brown Advisory Small-Cap Fundamental Value Fund

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$16,800	$16,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

Brown Advisory Global Leaders Fund

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$16,800	$10,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,500
All Other Fees	N/A	N/A

Brown Advisory Intermediate Income Fund

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$16,800	$16,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

Brown Advisory Total Return Fund

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$16,800	$16,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

Brown Advisory Strategic Bond Fund

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$16,800	$16,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

Brown Advisory Maryland Bond Fund

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$16,800	$16,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

Brown Advisory Tax Exempt Bond Fund

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$16,800	$16,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

Brown Advisory Mortgage Securities Fund

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$16,800	$16,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

Brown Advisory – WMC Strategic European Equity Fund

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$16,800	$16,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

Brown Advisor – WMC Japan Alpha Opportunities Fund

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$16,800	$16,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

Brown Advisory – Somerset Emerging Markets Fund

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$16,800	$16,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

Brown Advisory – Macquarie Asia New Stars Fund

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$16,800	$16,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2017	FYE 6/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two fiscal years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2017	FYE 6/30/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)            Brown Advisory Funds

By (Signature and Title)*                   /s/David M. Churchill
David M. Churchill, Principal Executive Officer

Date    September 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/David M. Churchill
David M. Churchill, Principal Executive Officer

Date    September 6, 2017

By (Signature and Title)*                   /s/Jason T. Meix
Jason T. Meix, Principal Financial Officer

Date    September 6, 2017

* Print the name and title of each signing officer under his or her signature.